                                                                                EXECUTION COPY

                          RESIDENTIAL ASSET SECURITIES CORPORATION,

                                          Depositor,

                               RESIDENTIAL FUNDING CORPORATION,

                                       Master Servicer,

                                             and

                                U.S. BANK NATIONAL ASSOCIATION

                                           Trustee

                               POOLING AND SERVICING AGREEMENT

                                 Dated as of December 1,2005

                 Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                       Series 2005-EMX5

                                       TABLE OF CONTENTS

        Section 2.03.     Representations, Warranties and Covenants of the Master
                          Servicer and the Depositor.......................................41

        Section 2.04.     Representations and Warranties of Sellers........................43

        Section 2.05.     Execution and Authentication of Certificates; Conveyance of

        Section 3.02.     Subservicing Agreements Between Master Servicer and

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................51

        Section 3.06.     Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................51

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account................................................51

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................54

        Section 3.09.     Access to Certain Documentation and Information Regarding

        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity
                          Coverage.........................................................57

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and

        Section 4.03.     Statements to Certificateholders; Statements to Rating
                          Agencies; Exchange Act Reporting.................................72

        Section 4.04.     Distribution of Reports to the Trustee and the Depositor;
                          Advances by the Master Servicer..................................75

        Section 4.05.     Allocation of Realized Losses....................................77

        Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged

        Section 6.01.     Respective Liabilities of the Depositor and the Master
                          Servicer.........................................................88

        Section 6.02.     Merger or Consolidation of the Depositor or the Master
                          Servicer; Assignment of Rights and Delegation of Duties by
                          Master Servicer..................................................88

        Section 6.03.     Limitation on Liability of the Depositor, the Master

        Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses;

        Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage

        Section 10.02.    Master Servicer, REMIC Administrator and Trustee

Exhibit H-1    Form of Transfer Affidavit and Agreement.................................H-1-1

Exhibit H-2    Form of Transferor Certificate...........................................H-2-1

Exhibit I      Form of Investor Representation Letter.....................................I-1

Exhibit J      Form of Transferor Representation Letter...................................J-1

Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to

Exhibit T-1    Form of 10-K Certification...............................................T-1-1

Exhibit T-2    Form of Back-Up Certification............................................T-2-1

Exhibit U      Information to be Provided by the Master Servicer to the Rating
               Agencies Relating to Reportable Modified Mortgage Loans....................U-1

        This  Pooling  and  Servicing  Agreement,  effective  as  of  December 1, 2005,  among
RESIDENTIAL  ASSET  SECURITIES  CORPORATION,  as the  depositor  (together  with its permitted
successors  and  assigns,  the  "Depositor"),   RESIDENTIAL  FUNDING  CORPORATION,  as  master
servicer  (together with its permitted  successors and assigns,  the "Master  Servicer"),  and
U.S. BANK NATIONAL  ASSOCIATION,  a banking association organized under the laws of the United
States, as trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The  Depositor  intends  to  sell  mortgage  asset-backed   pass-through  certificates
(collectively,  the "Certificates"),  to be issued hereunder in fifteen Classes,  which in the aggregate  will evidence the entire  beneficial  ownership  interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                           REMIC I

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated  pool of assets  consisting of the Mortgage  Loans and certain other related assets
(exclusive  of the Yield  Maintenance  Agreement)  subject to this  Agreement as a real estate mortgage  investment conduit (a "REMIC") for federal income tax purposes,  and such segregated pool of assets will be designated as "REMIC I."  The  Class R-I  Certificates  will  represent the sole Class of  "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under  federal  income tax law. The following  table  irrevocably  sets forth the  designation,  remittance  rate  (the  "Uncertificated  REMIC I  Pass-Through  Rate")  and
initial  Uncertificated  Principal Balance for each of the "regular interests" in REMIC I (the
"REMIC I Regular  Interests").  The "latest  possible  maturity date"  (determined  solely for purposes of  satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each  REMIC I
Regular  Interest shall be the Maturity Date.  None of the REMIC I  Regular  Interests will be certificated.

                     Uncertificated
                        REMIC I              Initial Uncertificated
                  -------------------               REMIC I                  Latest Possible
  Designation      Pass-Through Rate           Principal Balance              Maturity Date
      LT-1             Variable(1)             $399,937,171.25              December 25, 2035
      LT-2             Variable(1)         $         17,126.89              December 25, 2035
      LT-3                0.00%            $         22,873.12              December 25, 2035
      LT-4             Variable(1)         $         22,873.12              December 25, 2035
_______________
(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                           REMIC II

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated pool of assets  consisting of the REMIC I Regular  Interests as a REMIC for federal income tax purposes,  and such segregated  pool of assets will be designated as REMIC II.  The
Class R-II  Certificates  will  represent the sole Class of  "residual  interests" in REMIC II for  purposes of the REMIC  Provisions  under  federal  income tax law.  The  following  table irrevocably sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate
Principal Balance,  certain features,  month of Final Scheduled  Distribution Date and initial ratings  for  each  Class of  Certificates  comprising  the  interests  representing  "regular interests" in REMIC II.  The "latest possible maturity date"  (determined  solely for purposes of satisfying  Treasury  Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of  REMIC II
Regular Interests shall be the Maturity Date.

                                                                                          Month of
                                                                                            Final
                                            Aggregate Initial                             Scheduled
                             Pass-Through      Certificate                              Distribution
 Designation       Type          Rate       Principal Balance         Features              Date
                                                                                                         S&P     Moody's
  Class A-1     Regular(1)  Adjustable(2)(3)$  151,768,000.00     Senior/Adjustable       May 2023       AAA       Aaa
                                                                        Rate
  Class A-2     Regular(1)  Adjustable(2)(3)$  179,685,000.00     Senior/Adjustable     January 2035     AAA       Aaa
                                                                        Rate
  Class A-3     Regular(1)  Adjustable(2)(3)$    48,547,000.00    Senior/Adjustable     November 2035    AAA       Aaa
                                                                        Rate
   Class SB     Regular          (4)        $    20,000,044.37       Subordinate        November 2035    N/R       N/R
                   (4)

_______________
(1)     The Class A  Certificates  will  represent  ownership  of REMIC II  Regular  Interests together with certain rights to payments to be made from amounts  received under the Yield
    Maintenance  Agreement  which will be deemed made for federal income tax purposes  outside of  REMIC II  by the  holder  of the  Class SB  Certificates  as the  owner  of the  Yield
    Maintenance Agreement.
(2)     The  REMIC II  Regular  Interests  ownership  of which is  represented  by the Class A
    Certificates,  will accrue  interest at a per annum rate equal to the lesser of  (i) LIBOR plus the  applicable  Margin  and  (ii) the  Net WAC Cap Rate and the  provisions  for the payment  of  Basis  Risk  Shortfalls  herein,  which  payments  will  not be  part  of the entitlement of the REMIC II Regular Interests related to such Certificates.
(3)     The Class A  Certificates will also entitle their holders to certain payments from the
    Holder of the Class SB  Certificates  from  amounts to which the related  REMIC II Regular
    Interest is entitled  and from amounts  received  under the Yield  Maintenance  Agreement, which will not be a part of their ownership of the REMIC II Regular Interests.
(4)     The Class SB  Certificates  will accrue  interest as described  in the  definition  of
    Accrued  Certificate  Interest.  The  Class SB  Certificates  will not accrue  interest on their Certificate  Principal Balance.  The Class SB  Certificates will represent ownership of two REMIC II Regular Interests,  a principal only regular interest  designated REMIC II
    Regular Interest SB-PO and an interest only regular  interest  designated REMIC II Regular
    Interest SB-IO,  which will be entitled to distributions  as set forth herein.  The rights of the  Holder  of the  Class SB  Certificates  to  payments  from the  Yield  Maintenance
    Agreement shall be outside and apart from its rights under the REMIC II Regular  Interests
    SB-IO and SB-PO.

        In consideration of the mutual agreements herein contained,  the Depositor, the Master
Servicer and the Trustee agree as follows:

ARTICLE I......

                                         DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued  Certificate  Interest:  With  respect  to each  Distribution  Date  and  each
Class of Class A Certificates,  interest accrued during the related Interest Accrual Period on the Certificate  Principal Balance thereof  immediately prior to such Distribution Date at the
Pass-Through Rate for that Distribution Date.

        The amount of Accrued  Certificate  Interest on each  Class of  Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls on the related Mortgage Loans during the prior  calendar  month to the extent not  covered by  Compensating  Interest  pursuant  to
Section 3.16,  and by Relief Act  Shortfalls on the related  Mortgage Loans during the related
Due  Period.  All  such  reductions  with  respect  to the  related  Mortgage  Loans  will  be allocated among the Certificates in proportion to the amount of Accrued  Certificate  Interest payable on such Certificates on such Distribution Date absent such reductions.

        Accrued  Certificate  Interest for any  Distribution  Date shall further be reduced by the interest  portion of Realized Losses  allocated to any Class of  Certificates  pursuant to
Section 4.05.

        Accrued  Certificate  Interest  shall  accrue on the  basis of a 360-day  year and the actual number of days in the related Interest Accrual Period.

        With  respect  to each  Distribution  Date  and the  Class SB  Certificates,  interest accrued  during  the  preceding  Interest  Accrual  Period  at the  Pass-Through  Rate  on the
Notional  Amount as specified in the definition of  Pass-Through  Rate,  immediately  prior to such  Distribution  Date,  reduced by any  interest  shortfalls  with  respect to the Mortgage
Loans,  including  Prepayment  Interest  Shortfalls to the extent not covered by  Compensating
Interest pursuant to Section 3.16 or by Excess Cash Flow pursuant to  Section 4.02(c)(iv)  and
(v). Accrued  Certificate  Interest on the Class SB  Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

        Adjusted   Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  and  any  date  of determination,  the Mortgage Rate borne by the related  Mortgage Note,  less the rate at which the related Subservicing Fee accrues.

        Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the  related  Mortgage  Note on  which an  adjustment  to the  interest  rate on such
Mortgage Loan becomes effective.

        Advance:  With respect to any Mortgage Loan, any advance made by the Master  Servicer, pursuant to Section 4.04.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common  control with such first Person.  For purposes of this  definition,  "control"
means  the  power  to  direct  the  management  and  policies  of  such  Person,  directly  or indirectly,  whether  through the  ownership of voting  securities,  by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Agreement:  This  Pooling  and  Servicing  Agreement  and all  amendments  hereof  and supplements hereto.

        Amount  Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account at the close of business on the preceding
Determination Date on account of (i) Liquidation  Proceeds,  Subsequent Recoveries,  Insurance
Proceeds,  REO  Proceeds,  Principal  Prepayments,  Mortgage Loan  purchases  made pursuant to
Section 2.02,   2.03,  2.04  or  4.07  and  Mortgage  Loan   substitutions  made  pursuant  to
Section 2.03 or 2.04 received or made in the month of such  Distribution Date (other than such
Liquidation Proceeds,  Subsequent  Recoveries,  Insurance Proceeds, REO Proceeds and purchases of Mortgage  Loans that the Master  Servicer has deemed to have been received in the preceding month in accordance with  Section 3.07(b))  and (ii) payments which represent early receipt of scheduled  payments of principal  and interest  due on a date or dates  subsequent  to the Due
Date in the related Due Period.

        Appraised  Value:  With  respect  to any  Mortgaged  Property,  the  lesser of (i) the appraised  value of such  Mortgaged  Property based upon the appraisal made at the time of the origination of the related  Mortgage Loan, and (ii) the sales price of the Mortgaged  Property at  such  time  of  origination,  except  in the  case  of a  Mortgaged  Property  securing  a refinanced or modified  Mortgage Loan as to which it is either the appraised  value based upon the appraisal  made at the time of  origination  of the loan which was  refinanced or modified
or  the  appraised   value   determined  in  an  appraisal  at  the  time  of  refinancing  or modification, as the case may be.

        Assignment:   An  assignment  of  the  Mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable form,  sufficient  under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument  may  be in  the  form  of one or  more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment and  Assumption  Agreement,  dated the Closing
Date,  between  Residential  Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans, attached hereto as Exhibit R.

        Available  Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the amount  relating to the Mortgage  Loans on deposit in the  Custodial
Account  as of  the  close  of  business  on the  immediately  preceding  Determination  Date, including  any  Subsequent  Recoveries,  and amounts  deposited  in the  Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date with respect to the Mortgage Loans,  (iii) any amount  deposited in the Certificate  Account on the related
Certificate  Account  Deposit  Date  pursuant to the second  paragraph of  Section 3.12(a)  in respect of the Mortgage  Loans,  (iv) any amount that the Master  Servicer is not permitted to withdraw from the Custodial  Account  pursuant to  Section 3.16(e)  in respect of the Mortgage
Loans,  (v) any amount  deposited in the Certificate  Account pursuant to Section 4.07 or 9.01 in respect of the Mortgage Loans,  and (vi) amounts on deposit in the  Certificate  Account in respect of an Insured  Payment  pursuant to Section 4.11(b) in accordance with the Certificate
Guaranty  Insurance  Policy,  reduced  by (b)  the  sum as of the  close  of  business  on the immediately  preceding  Determination Date of (x) the Amount Held for Future Distribution with respect to the Mortgage  Loans,  (y) amounts  permitted to be withdrawn by the Master Servicer from the  Custodial  Account in respect of the Mortgage  Loans  pursuant to clauses  (ii)-(x), inclusive, of Section 3.10(a) and (z) the Certificate Insurer Premium payable.

        Balloon Loan:  Each of the Mortgage  Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon  Payment:  With  respect to any  Balloon  Loan,  the related  Monthly  Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basis Risk  Shortfalls:  With respect to each Class of the Class A  Certificates,  and any Distribution  Date, the sum of (a) with respect to any Distribution  Date on which the Net
WAC Cap Rate is used to  determine  the  Pass-Through  Rate of such Class,  an amount equal to the excess of (x) Accrued  Certificate Interest for such  Class calculated at a per annum rate equal to LIBOR plus the related  Margin for such  Distribution  Date  (which  shall not exceed
14.000% per annum),  over (y) Accrued  Certificate  Interest for such  Class calculated  using the Net WAC Cap Rate,  (b) any  shortfalls  for such  Class calculated  pursuant to clause (a)
above remaining  unpaid from prior  Distribution  Dates,  and (c) one month's  interest on the amount in clause (b)  (based on the number of days in the preceding  Interest  Accrual Period)
at a per annum rate equal to LIBOR plus the related Margin for such  Distribution  Date (which shall not exceed 14.000% per annum).

        Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking institutions in the State of California,  the State of Minnesota,  the State of Texas,
the State of New York or the State of  Illinois  (and such other  state or states in which the
Custodial  Account  or the  Certificate  Account  are at the time  located)  are  required  or authorized by law or executive order to be closed.

        Capitalization  Reimbursement  Amount:  With  respect to any  Distribution  Date,  the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the Mortgage Loans during the prior  calendar  month and reimbursed to the Master  Servicer or
Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii).

        Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage
Loan as to which an REO Acquisition  occurred,  a determination by the Master Servicer that it has  received  all  Insurance  Proceeds,  Liquidation  Proceeds  and  other  payments  or cash recoveries  which the  Master  Servicer  reasonably  and in good  faith  expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate:  Any Class A Certificate, Class SB Certificate or Class R Certificate.

        Certificate  Account:  The account or  accounts  created  and  maintained  pursuant to
Section 4.01,  which shall be entitled "U.S. Bank National  Association,  as trustee, in trust for the registered holders of Residential Asset Securities  Corporation,  Home Equity Mortgage
Asset-Backed  Pass-Through  Certificates,  Series 2005-EMX5 and Financial  Guaranty  Insurance
Company" and which  account  shall be held for the benefit of the  Certificateholders  and the
Certificate  Insurer  and which must be an  Eligible  Account.  Any such  account or  accounts created and  maintained  subsequent  to the Closing  Date shall be subject to the  approval of the Certificate Insurer, which approval shall not be unreasonably withheld.

        Certificate  Account  Deposit  Date:  With  respect  to  any  Distribution  Date,  the
Business Day prior thereto.

        Certificate  Guaranty Insurance Policy:  The Surety Bond, Policy No. 05030153,  issued by the  Certificate  Insurer  in  respect  of the  Class A  Certificates,  a copy of  which is attached hereto as Exhibit Q.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate  Register,  except that neither a Disqualified  Organization  nor a Non-United
States Person shall be a holder of a Class R  Certificate for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate, other  than a  Class R  Certificate,  registered  in the  name of the  Depositor,  the  Master
Servicer or any  Subservicer  or any Affiliate  thereof shall be deemed not to be  outstanding and the  Percentage  Interest  or Voting  Rights  evidenced  thereby  shall not be taken  into account in determining  whether the requisite amount of Percentage  Interests or Voting Rights necessary to effect any such consent or direction has been  obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate  Owners as they may  indirectly  exercise  such  rights  through  the  Depository  and  participating  members thereof,  except as otherwise specified herein;  provided,  however, that the Trustee shall be required to  recognize  as a "Holder" or  "Certificateholder"  only the Person in whose name a
Certificate is registered in the  Certificate  Register.  Unless  otherwise  indicated in this
Agreement,  the Custodial  Agreement or the Assignment  Agreement,  whenever reference is made to the actions  taken by the Trustee on behalf of the  Certificateholders,  such  reference to
Certificateholders  shall include the  Certificate  Insurer as long as there is no Certificate
Insurer Default.

        Certificate  Insurer:  Financial  Guaranty  Insurance  Company,  a New  York-domiciled stock insurance corporation or its successors in interest.

        Certificate  Insurer  Account:  An account of the  Certificate  Insurer  maintained at
U.S.  Bank National  Association  (ABA No.  [________]),  Account No.  [________],  Attention:
Policy No.  05030153,  or such other account as may be designated by the  Certificate  Insurer to the Trustee in writing not less than five Business  Days prior to the related  Distribution
Date.

        Certificate  Insurer  Default:  The existence and continuance of any of the following:
(a) a failure by the  Certificate  Insurer to make a payment  required  under the  Certificate
Guaranty  Insurance  Policy in accordance with its terms;  or (b)(i) the  Certificate  Insurer
(A) files any petition or commences any case or  proceeding  under any provision or chapter of the  Bankruptcy  Code or any other  similar  federal  or state  law  relating  to  insolvency, bankruptcy,  rehabilitation,  liquidation or  reorganization,  (B) makes a general  assignment for the  benefit of its  creditors,  or (C) has an order for relief  entered  against it under the  Bankruptcy  Code or any other  similar  federal  or state  law  relating  to  insolvency, bankruptcy,  rehabilitation,  liquidation or reorganization  which is final and nonappealable;
or (ii) a court  of  competent  jurisdiction,  the New  York  insurance  department  or  other competent  regulatory  authority enters a final and  nonappealable  order,  judgment or decree
(A)  appointing a custodian,  trustee,  agent or receiver for the  Certificate  Insurer or for all or any material  portion of its property or (B)  authorizing the taking of possession by a custodian,  trustee,  agent  or  receiver  of  the  Certificate  Insurer  (or  the  taking  of possession of all or any material portion of the property of the Certificate Insurer).

        Certificate  Insurer  Premium:  The premium payable in accordance with the Certificate
Guaranty  Insurance  Policy,  which shall be payable in  accordance  with  Section  4.02 in an amount equal to (i) on the first  Distribution  Date, an amount  calculated by multiplying the
Certificate  Insurer  Premium  Rate  converted  to a  daily  rate  by  the  aggregate  initial
Certificate  Principal  Balance  of the Class A  Certificates  for the number of days from and including  the  Closing  Date to but  excluding  the  first  Distribution  Date,  and (ii) for subsequent  Distribution  Dates, one twelfth of the product of (A) the Premium  Percentage and
(B) the aggregate  Certificate  Principal  Balance of the Class A Certificates on the previous
Distribution  Date (after giving effect to any  distributions  of principal to be made on such previous Distribution Date).

        Certificate  Insurer  Premium  Modified Rate: With respect to any  Distribution  Date, the Certificate  Insurer  Premium Rate for the Class A Certificates  times a fraction equal to
(x) the aggregate  Certificate  Principal  Balance of the Class A Certificates as of such date over (y) the aggregate Stated Principal Balance of the Mortgage Loans as of such date.

        Certificate  Insurer  Premium  Rate:  Shall  have  the  meaning  assigned  to the term
"Premium Percentage" in the Insurance Agreement.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating brokerage  firm for which a Depository  Participant  acts as agent,  if any, and  otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate  Principal Balance:  With respect to any Class A Certificate,  on any date of  determination,  an amount equal to (i) the Initial  Certificate  Principal Balance of such
Certificate  as specified on the face thereof,  minus (ii) the sum of (x) the aggregate of all
amounts  previously   distributed  with  respect  to  such  Certificate  (or  any  predecessor
Certificate) and applied to reduce the Certificate  Principal Balance thereof  (including such amounts  paid  pursuant to the  Certificate  Guaranty  Insurance  Policy)  pursuant to Section
4.02(c) and (y) the aggregate of all  reductions in  Certificate  Principal  Balance deemed to have  occurred in  connection  with Realized  Losses which were  previously  allocated to such
Certificate  (or any  predecessor  Certificate)  pursuant  to  Section  4.05  (other  than any amounts  included  in an  Insured  Payment  and  paid  pursuant  to the  Certificate  Guaranty
Insurance  Policy);  provided,  that with respect to any  Distribution  Date, the  Certificate
Principal  Balance  of any  outstanding  Class of  Class A  Certificates,  on a pro rata basis
based  on  the  amount  of  Realized   Loss   previously   allocated   thereto  and  remaining
unreimbursed,  to which a Realized  Loss was  previously  allocated  and remains  unreimbursed will be  increased,  to the  extent  of  Realized  Losses  previously  allocated  thereto  and remaining  unreimbursed,  but only to the extent of Subsequent  Recoveries received during the preceding  calendar  month.  With  respect  to  any  Class SB  Certificate,  on  any  date  of determination,  an amount equal to the  Percentage  Interest  evidenced  by such  Certificate, multiplied  by an amount  equal to (i) the excess,  if any, of (A) the then  aggregate  Stated
Principal  Balance of the Mortgage  Loans over (B) the then  aggregate  Certificate  Principal
Balance of the Class A  Certificates  then  outstanding,  which  represents the sum of (i) the
Initial  Principal  Balance of the REMIC II Regular  Interest  SB-PO,  as reduced by  Realized
Losses  allocated  thereto and  payments  deemed  made  thereon,  and (ii)  accrued and unpaid interest  on the REMIC II Regular  Interest  SB-IO,  as reduced by Realized  Losses  allocated thereto.  The Class R Certificates will not have a Certificate Principal Balance.

        Certificate  Register  and  Certificate  Registrar:  The register  maintained  and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively,  all of the Certificates or uncertificated interests bearing the same designation.

        Class A   Certificates:    Collectively,   the   Class A-1   Certificates,   Class A-2
Certificates and Class A-3 Certificates.

        Class A-1  Certificate:  Any one of the Class A-1 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,  senior  to  Class  SB  Certificates  and  Class R  Certificates  with  respect  to distributions  and the  allocation  of  Realized  Losses  as set  forth in  Section 4.05,  and evidencing  an interest  designated  as a "regular  interest"  in REMIC II for purposes of the
REMIC Provisions.

        Class A-1 Margin:  0.080% per annum.

        Class A-2  Certificate:  Any one of the Class A-2 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,   senior  to  Class SB  Certificates  and  Class R  Certificates  with  respect  to distributions  and the  allocation  of  Realized  Losses  as set  forth in  Section 4.05,  and evidencing  an interest  designated  as a "regular  interest"  in REMIC II for purposes of the
REMIC Provisions.

        Class A-2 Margin:  0.230% per annum.

        Class A-3  Certificate:  Any one of the Class A-3 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,  senior to  Class   SB  Certificates  and  Class R  Certificates  with  respect  to distributions  and the  allocation  of  Realized  Losses  as set  forth in  Section 4.05,  and evidencing  an interest  designated  as a "regular  interest" in REMIC III for purposes of the
REMIC Provisions.

        Class A-3  Margin:  Initially,  0.330% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.660% per annum.

        Class R  Certificate:   Collectively,   the  Class R-I   Certificates  and  Class R-II
Certificates.

        Class R-I  Certificate:  Any one of the Class R-I Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit D  and  evidencing  an interest  designated  as a "residual  interest"  in REMIC I for purposes of the REMIC Provisions.

        Class R-II  Certificate:  Any  one  of the  Class R-II  Certificates  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as  Exhibit D  and  evidencing  an  interest  designated  as a "residual  interest"  in
REMIC II for purposes of the REMIC Provisions.

        Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit C,  subordinate  to the Class A  Certificates  with respect to  distributions  and the allocation  of  Realized  Losses as set forth in Section  4.05,  and  evidencing  an  interest comprised of "regular  interests" in REMIC II  together with certain  rights to payments under the Yield Maintenance Agreement for purposes of the REMIC Provisions.

        Closing Date:  November 17, 2005.

        Code:  The Internal Revenue Code of 1986.

        Commission:  The Securities and Exchange Commission.

        Compensating  Interest:  With respect to any Distribution Date, any amount paid by the
Master Servicer in accordance with Section 3.16(f).

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which  office at the date of the  execution  of this  instrument  is located at
U.S. Bank National  Association,  EP-MN-WS3D,  60 Livingston  Avenue, St. Paul MN 55107, Attn:
RASC 2005-EMX5.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Cumulative Insurance Payments:  As of any time of determination,  the aggregate amount of all Insured  Payments  previously  paid by the  Certificate  Insurer under the  Certificate
Guaranty  Insurance  Policy minus (a) the  aggregate of all  payments  previously  made to the
Certificate  Insurer  pursuant  to  Sections  4.02(c)(iii)  hereof as  reimbursement  for such
Insured  Payments,  plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the rate set forth in the Insurance Agreement.

        Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository  institution,  as custodian for the holders of the
Certificates,  for the holders of certain other  interests in mortgage  loans serviced or sold by the Master  Servicer  and for the Master  Servicer,  into  which the  amounts  set forth in
Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible
Account.

        Custodial  Agreement:  An agreement that may be entered into among the Depositor,  the
Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian:  Wells Fargo Bank, N.A., or any successor  custodian  appointed pursuant to a Custodial Agreement and reasonably acceptable to the Certificate Insurer.

        Cut-off Date:  December 1, 2005.

        Cut-off Date Balance:  $400,000,044.37.

        Cut-off  Date  Principal  Balance:  With  respect  to any  Mortgage  Loan,  the unpaid principal  balance  thereof at the Cut-off Date after  giving  effect to all  installments  of principal  due on or prior thereto (or due in the month of the Cut-off  Date),  whether or not received.

        Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly  Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except  such a  reduction  constituting  a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient  Valuation:  With  respect to any  Mortgage  Loan, a valuation by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then outstanding indebtedness  under the Mortgage  Loan, or any reduction in the amount of principal to be paid in connection with any scheduled  Monthly Payment that constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any definitive, fully registered Certificate.

        Deleted  Mortgage  Loan: A Mortgage  Loan  replaced or to be replaced with a Qualified
Substitute Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the next  following  monthly  scheduled due date;  "60 to 89 days"
or "60 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the second  following  monthly  scheduled due date;  and so on.
The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of business on the last  business day of each month.  For example,  a Mortgage  Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business on August 31 would then be considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the
Cut-off Date is  determined  and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depositor:  As defined in the preamble hereto.

        Depository:  The  Depository  Trust  Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering  those  Certificates that are to be Book-Entry  Certificates  is Cede & Co. The Depository  shall at all times be a
"clearing  corporation" as defined in  Section 8-102(a)(5)  of the Uniform  Commercial Code of
the  State of New York and a  "clearing  agency"  registered  pursuant  to the  provisions  of
Section 17A of the Exchange Act.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom  from  time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

        Derivative  Contract:  Any ISDA Master  Agreement,  together with the related Schedule and  Confirmation,  entered into by the Trustee and a Derivative  Counterparty  in  accordance with Section 4.09.

        Derivative  Counterparty:  Any  counterparty  to a Derivative  Contract as provided in
Section 4.09

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Determination  Date: With respect to any  Distribution  Date, the 20th day (or if such
20th day is not a Business Day, the Business Day  immediately  following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization:  Any organization defined as a "disqualified  organization"
under  Section 860E(e)(5)  of the  Code,  including,  if not  otherwise  included,  any of the
following:   (i)  the  United  States,  any  State  or  political   subdivision  thereof,  any
possession  of the United  States,  or any agency or  instrumentality  of any of the foregoing
(other than an  instrumentality  which is a corporation  if all of its  activities are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors is not selected by such governmental unit), (ii) a foreign  government,  any international  organization,  or any agency  or  instrumentality  of any of the  foregoing,  (iii)  any  organization  (other  than certain farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on unrelated  business  taxable  income) and  (iv) rural  electric and telephone  cooperatives described in  Section 1381(a)(2)(C)  of the Code. A  Disqualified  Organization  also includes any  "electing  large  partnership,"  as defined in  Section 775(a)  of the Code and any other
Person so  designated  by the Trustee  based upon an Opinion of Counsel that the holding of an
Ownership  Interest in a Class R  Certificate by such Person may cause any REMIC or any Person having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax imposed  under the Code that would not  otherwise  be imposed but for the Transfer of an Ownership  Interest in a Class R  Certificate  to such Person.  The terms "United States," "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Date:  The 25th day of any month  beginning  in January 2006 or, if such
25th day is not a Business Day, the Business Day immediately following such 25th day.

        DTC Letter:  The Letter of  Representations,  dated  December  15,  2005,  between the
Trustee on behalf of the Trust Fund and the Depository.

        Due Date:  With  respect  to any  Distribution  Date and any  Mortgage  Loan,  the day
during the related Due Period on which the Monthly Payment is due.

        Due  Period:  With  respect  to any  Distribution  Date,  the  calendar  month of such
Distribution Date.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account or accounts in a depository  institution in which such  accounts  are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating  Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion  of  Counsel delivered to the Trustee and each Rating Agency) the registered  Holders of Certificates  have a claim with  respect to the funds in such  account or a  perfected  first  security  interest against any collateral (which shall be limited to Permitted  Investments)  securing such funds that  is  superior  to  claims  of  any  other  depositors  or  creditors  of  the  depository institution  with which  such  account is  maintained,  or (iii) in the case of the  Custodial
Account,  a trust account or accounts  maintained in the  corporate  trust  department of U.S.
Bank National  Association,  or (iv) in the case of the Certificate  Account,  a trust account or accounts maintained in the corporate trust division of U.S. Bank National  Association,  or
(v) an account or accounts of a depository  institution  acceptable  to each Rating Agency (as evidenced  in writing by each  Rating  Agency  that use of any such  account as the  Custodial
Account  or the  Certificate  Account  will not reduce the  rating  assigned  to any  Class of
Certificates  by  such  Rating  Agency  below  the   then-current   rating  assigned  to  such
Certificates by such Rating Agency).

        Eligible Master Servicing  Compensation:  With respect to any  Distribution  Date, the lesser of  (a) one-twelfth  of 0.125% of the Stated Principal  Balance of the related Mortgage
Loans  immediately  preceding such  Distribution Date and (b) the sum of the Servicing Fee and
all income and gain on amounts held in the Custodial  Account and the Certificate  Account and
payable to the  Certificateholders  with respect to such Distribution Date;  provided that for purposes of this  definition  the amount of the Servicing Fee will not be reduced  pursuant to
Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default:  As defined in Section 7.01.

        Excess Cash Flow:  With respect to any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the Available  Distribution  Amount for that  Distribution  Date over
(ii) the sum of (a) the Interest  Distribution  Amount for that  Distribution Date and (b) the
lesser  of  (1) the  aggregate   Certificate   Principal   Balance  of  Class A   Certificates
immediately prior to such  Distribution Date and (2) the Principal  Remittance Amount for that
Distribution  Date to the extent not applied to pay  interest on the Class A  Certificates  on such  Distribution  Date, (B) the  Overcollateralization  Reduction  Amount,  if any, for that
Distribution  Date and (C) any Yield  Maintenance  Agreement  Payment  received by the Trustee for that Distribution Date.

        Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the  Overcollateralization  Amount on such  Distribution Date over (b)
the Required Overcollateralization Amount for such Distribution Date.

        Exchange Act:  The Securities Exchange Act of 1934, as amended.

        Expense Fee Rate:  With respect to any Mortgage Loan as of any date of  determination, the sum of (i) the  applicable  Servicing  Fee  Rate,  (ii) the per  annum  rate at which  the applicable Subservicing Fee accrues and (iii) the Certificate Insurer Premium Modified Rate.

        Fannie  Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned  corporation organized and existing under the Federal  National  Mortgage  Association  Charter Act, or any
successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates  will be made pursuant to Section 9.01,  which Final  Distribution
Date shall in no event be later than the end of the 90-day  liquidation  period  described  in
Section 9.02.

        Final  Scheduled   Distribution   Date:  Solely  for  purposes  of  the  face  of  the
Certificates,  as follows: with respect to the Class A-1  Certificates,  the Distribution Date
occurring in  December 2024;  with respect to the Class A-2 the Distribution Date occurring in
April 2034;  and with respect to the Class A-3  Certificates,  the Distribution Date occurring in  December 2035.  No event of default under this Agreement  will arise or become  applicable solely by reason of the  failure  to retire the entire  Certificate  Principal  Balance of any
Class of Class A Certificates on or before its Final Scheduled Distribution Date.

        Fitch:  Fitch Ratings, or its successors in interest.

        Foreclosure  Profits:  With respect to any Distribution Date or related  Determination
Date and any Mortgage Loan, the excess, if any, of Liquidation  Proceeds,  Insurance  Proceeds
and REO Proceeds (net of all amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))
in  respect  of each  Mortgage  Loan or REO  Property  for  which  a Cash  Liquidation  or REO
Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal balance  of  such  Mortgage  Loan  or  REO  Property  (determined,  in  the  case  of  an  REO
Disposition,  in  accordance  with  Section 3.14)  plus  accrued  and unpaid  interest  at the
Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash
Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Freddie Mac:  Freddie Mac, a corporate  instrumentality  of the United States  created and existing  under Title III of the Emergency  Home Finance Act of 1970,  as amended,  or any successor thereto.

        Gross  Margin:  With  respect  to  each  adjustable-rate   Mortgage  Loan,  the  fixed
percentage  set  forth  in the  related  Mortgage  Note and  indicated  on the  Mortgage  Loan
Schedule  as the  "NOTE  MARGIN,"  which  percentage  is  added to the  related  Index on each
Adjustment  Date to determine  (subject to rounding in  accordance  with the related  Mortgage
Note,  the  Periodic  Cap,  the  Maximum  Mortgage  Rate and the  Minimum  Mortgage  Rate) the
interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        HUD:  The United States Department of Housing and Urban Development.

        Independent:  When used with respect to any specified Person,  means such a Person who
(i) is in fact  independent  of the  Depositor,  the Master  Servicer and the Trustee,  or any
Affiliate  thereof,  (ii) does not have any direct financial interest or any material indirect financial  interest in the  Depositor,  the Master  Servicer or the Trustee or in an Affiliate
thereof,  and (iii) is not connected  with the Depositor,  the Master  Servicer or the Trustee as  an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director  or  person performing similar functions.

        Index:  With respect to any  adjustable-rate  Mortgage  Loan and as to any  Adjustment
Date therefor, the related index as stated in the related Mortgage Note.

        Initial  Certificate  Principal  Balance:  With respect to each Class of  Certificates
(other than the Class R  Certificates),  the  Certificate  Principal  Balance of such Class of
Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

        Insurance  Account:  The  account or  accounts  created  and  maintained  pursuant  to
Section 4.11, which shall be entitled "U.S. Bank National  Association,  as trustee,  in trust for the registered holders of Residential Asset Securities  Corporation,  Home Equity Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2005-EMX5,"  and which must be an  Eligible
Account.

        Insurance Agreement:  The Insurance and Indemnity Agreement,  dated as of December 16,
2005, among the Certificate Insurer, the Trustee, the Master Servicer and the Depositor.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any
Primary  Insurance  Policy or any other related  insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the  Mortgage,  any  Subservicer, the Master  Servicer  or the Trustee  and are not  applied to the  restoration  of the related
Mortgaged  Property or released to the Mortgagor in accordance  with the  procedures  that the
Master Servicer would follow in servicing mortgage loans held for its own account.

        Insured Payment:  As defined in the Certificate Guaranty Insurance Policy.

        Interest Accrual Period:  With respect to the Distribution  Date in January 2006,  the period  commencing the Closing Date and ending on the day preceding the  Distribution  Date in
January 2006,  and with  respect  to any  Distribution  Date  after the  Distribution  Date in
January 2006,  the  period  commencing  on the  Distribution  Date  in the  month  immediately preceding  the month in which such  Distribution  Date occurs and ending on the day  preceding such Distribution Date.

        Interest   Distribution  Amount:  For  any  Distribution  Date,  the  amounts  payable pursuant to Section 4.02(c)(i).

        Interim Certification:  As defined in Section 2.02.

        Late  Collections:  With respect to any Mortgage Loan, all amounts received during any
Due  Period,  whether  as  late  payments  of  Monthly  Payments  or  as  Insurance  Proceeds,
Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered rate  quotations for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,  England  are  required  or  authorized  by law to be closed.

        LIBOR Certificates:  The Class A Certificates.

        LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR
Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Limited Repurchase Right Holder:  RFC Asset Holdings II, Inc., or its successor.

        Liquidation  Proceeds:  Amounts (other than Insurance Proceeds) received by the Master
Servicer  in  connection  with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection with the liquidation of a defaulted
Mortgage Loan through trustee's sale,  foreclosure sale or otherwise,  other than REO Proceeds and Subsequent Recoveries.

        Loan-to-Value  Ratio:  As of any date,  the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related Mortgage Loan at the date of  determination  and  the  denominator  of  which  is the  Appraised  Value  of the  related
Mortgaged Property.

        Margin:  The Class A-1 Margin, Class A-2 Margin or Class A-3 Margin, as applicable.

        Marker  Rate:  With  respect to the  Class SB  Certificates  or the  REMIC II  Regular
Interest  SB-IO  and any  Distribution  Date,  a per  annum  rate  equal to two (2)  times the weighted  average  of the  Uncertificated  REMIC I  Pass-Through  Rates  for  REMIC I  Regular
Interest LT2 and REMIC I Regular Interest LT3.

        Master Servicer:  As defined in the preamble hereto.

        Maturity Date: With respect to each Class of  Certificates  representing  ownership of
REMIC II  Regular  Interests  or REMIC I  Regular  Interests  issued  by each of  REMIC I  and
REMIC II    the    latest    possible     maturity    date,    solely    for    purposes    of
Section 1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  by which the Certificate Principal
Balance of each such Class of  Certificates  representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular  interest,  December 25, 2035, which is the Distribution  Date occurring in the month following the last scheduled  monthly payment of the Mortgage Loans.

        Maximum  Mortgage  Rate:  With respect to any  adjustable-rate  Mortgage Loan, the per annum rate  indicated on the Mortgage Loan Schedule as the "NOTE  CEILING,"  which rate is the maximum  interest  rate that may be  applicable  to such  Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net Mortgage Rate: With respect to any  adjustable-rate  Mortgage Loan and any date of  determination,  the Maximum  Mortgage  Rate minus the Expense Fee Rate.  With respect to any fixed-rate Mortgage Loan and any date of determination, the Net Mortgage Rate.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R)System.

        Minimum  Mortgage  Rate:  With  respect to any  adjustable-rate  Mortgage  Loan, a per annum rate equal to the  greater of (i) the  Note  Margin and (ii) the rate  indicated  on the
Mortgage  Loan  Schedule as the "NOTE  FLOOR,"  which rate may be  applicable to such Mortgage
Loan at any time during the life of such Mortgage Loan.

        Modified  Mortgage  Loan:  Any Mortgage  Loan that has been the subject of a Servicing
Modification.

        Modified Net Mortgage  Rate:  With respect to any Mortgage Loan that is the subject of a  Servicing  Modification,  the Net  Mortgage  Rate  minus  the rate per  annum by which  the
Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any Due  Period,  the  payment  of  principal  and  interest  due  thereon  in accordance with the amortization  schedule at the time applicable  thereto (after  adjustment, if any, for  Curtailments  and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar  waiver or grace period and before any  Servicing  Modification  that  constitutes  a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successors in interest.

        Mortgage:  With respect to each Mortgage  Note,  the mortgage,  deed of trust or other comparable  instrument  creating  a  first  or  junior  lien on an  estate  in fee  simple  or leasehold interest in real property securing a Mortgage Note.

        Mortgage  File:  The  mortgage  documents  listed  in  Section 2.01  pertaining  to  a particular  Mortgage Loan and any  additional  documents  required to be added to the Mortgage
File pursuant to this Agreement.

        Mortgage  Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee pursuant to  Section 2.01  as from time to time are held or deemed to be held as a part of the
Trust Fund, the Mortgage  Loans  originally so held being  identified in the initial  Mortgage
Loan  Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the
Trust Fund including,  without  limitation,  each related Mortgage Note, Mortgage and Mortgage
File and all rights appertaining thereto.

        Mortgage Loan Schedule:  The lists of the Mortgage Loans attached  hereto as Exhibit F
(as  amended  from time to time to reflect  the  addition  of  Qualified  Substitute  Mortgage
Loans),  which  lists  shall set  forth at a  minimum  the  following  information  as to each
Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    [reserved];

(iii)   the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

(iv)    for the  adjustable-rate  Mortgage Loans,  the Mortgage Rate as of origination  ("ORIG
             RATE");

(v)     the Mortgage Rate as of the Cut-off Date ("CURR RATE");

(vi)    the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

(vii)   the scheduled  monthly  payment of  principal,  if any, and interest as of the Cut-off
             Date ("ORIGINAL P & I" or "CURRENT P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x)     a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage
             Loan is secured by a second or vacation  residence  (the absence of any such code means the Mortgage Loan is secured by a primary residence);

(xi)    a code "N" under the column "OCCP CODE,"  indicating that the Mortgage Loan is secured by a  non-owner  occupied  residence  (the  absence  of any such  code  means the
             Mortgage Loan is secured by an owner occupied residence);

(xii)   for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate ("NOTE CEILING");

(xiii)  for  the  adjustable-rate   Mortgage  Loans,  the  maximum  Net  Mortgage  Rate  ("NET
             CEILING");

(xiv)   for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

(xv)    for the  adjustable-rate  Mortgage Loans,  the first Adjustment Date after the Cut-off
             Date ("NXT INT CHG DT");

(xvi)   for  the  adjustable-rate  Mortgage  Loans,  the  Periodic  Cap  ("PERIODIC  DECR"  or
             "PERIODIC INCR");

(xvii)  [reserved]; and

(xviii) for the  adjustable-rate  Mortgage  Loans,  the rounding of the  semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD").

        Such schedules may consist of multiple reports that  collectively set forth all of the information required.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under  a  Mortgage  Loan,  together  with  any modification thereto.

        Mortgage  Rate:  With respect to any  Mortgage  Loan,  the interest  rate borne by the related Mortgage Note, or any modification  thereto other than a Servicing  Modification.  The
Mortgage Rate on the  adjustable-rate  Mortgage Loans will adjust on each  Adjustment  Date to equal the sum (rounded to the nearest  multiple of  one-eighth  of one percent  (0.125%) or up to the nearest  one-eighth  of one percent,  which are indicated by a "U" on the Mortgage Loan
Schedule,  except in the case of the  adjustable-rate  Mortgage  Loans  indicated by an "X" on the Mortgage Loan Schedule  under the heading  "NOTE  METHOD"),  of the related Index plus the
Note Margin,  in each case subject to the applicable  Periodic Cap,  Maximum Mortgage Rate and
Minimum Mortgage Rate.

        Mortgaged Property:  The underlying real property securing a Mortgage Loan.

        Mortgagor:  The obligor on a Mortgage Note.

        Net  Mortgage   Rate:   With  respect  to  any  Mortgage   Loan  as  of  any  date  of
determination,  a per annum rate equal to the Mortgage  Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

        Net WAC Cap Rate:  With  respect to any  Distribution  Date,  the product of (i) a per annum rate equal to the weighted  average of the Net Mortgage  Rates (or, if  applicable,  the
Modified Net Mortgage  Rates) using the Net Mortgage Rates in effect for the Monthly  Payments due on such  Mortgage  Loans  during the  related  Due  Period,  weighted  on the basis of the respective  Stated Principal  Balances thereof for such  Distribution Date and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any  Advance  previously  made or proposed to be made by the
Master  Servicer or Subservicer  in respect of a Mortgage Loan (other than a Deleted  Mortgage
Loan) which, in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related
Late Collections,  Insurance  Proceeds,  Liquidation  Proceeds or REO Proceeds.  To the extent that any Mortgagor is not obligated under the related  Mortgage  documents to pay or reimburse any  portion of any  Servicing  Advances  that are  outstanding  with  respect to the  related
Mortgage Loan as a result of a  modification  of such  Mortgage  Loan by the Master  Servicer, which forgives amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master  Servicer  determines  that no other  source of payment or  reimbursement  for such advances is  available to it, such  Servicing  Advances  shall be deemed to be  Nonrecoverable
Advances.  The  determination  by  the  Master  Servicer  that  it has  made a  Nonrecoverable
Advance shall be evidenced by a certificate  of a Servicing  Officer,  Responsible  Officer or
Vice President or its equivalent or senior  officer of the Master  Servicer,  delivered to the
Depositor,  the Trustee,  the Certificate  Insurer and the Master Servicer  setting forth such determination,  which shall include any other  information  or reports  obtained by the Master
Servicer such as property operating  statements,  rent rolls,  property inspection reports and engineering  reports,  which may support such  determinations.  Notwithstanding the above, the
Trustee  shall be  entitled to rely upon any  determination  by the Master  Servicer  that any
Advance  previously made is a Nonrecoverable  Advance or that any proposed  Advance,  if made, would constitute a Nonrecoverable Advance.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference thereto, is not subject to a Subservicing Agreement.

        Note  Margin:  With  respect  to  each   adjustable-rate   Mortgage  Loan,  the  fixed
percentage  set  forth  in the  related  Mortgage  Note and  indicated  on the  Mortgage  Loan
Schedule  as the "NOTE  MARGIN,"  which  percentage  is added to the Index on each  Adjustment
Date to determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the
Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Notice:  A Notice of  Nonpayment  and Demand for Insured  Payment,  a form of which is attached as Exhibit A to the Certificate Guaranty Insurance Policy.

        Notional  Amount:  With respect to the Class SB  Certificates or the REMIC II  Regular
Interest  SB-IO,   immediately   prior  to  any  Distribution   Date,  the  aggregate  of  the
Uncertificated Principal Balances of the REMIC I Regular Interests.

        Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the
President,  a Vice  President,  Assistant Vice President,  Director,  Managing  Director,  the
Treasurer,  the Secretary,  an Assistant  Treasurer or an Assistant Secretary of the Depositor
or the Master  Servicer,  as the case may be, and  delivered  to the  Trustee,  as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the
Master  Servicer and which  counsel may be counsel for the  Depositor or the Master  Servicer, provided  that any  Opinion of Counsel  (i)  referred to in the  definition  of  "Disqualified
Organization"  or (ii)  relating to the  qualification  of any REMIC  hereunder  as a REMIC or compliance  with the REMIC  Provisions  must,  unless  otherwise  specified,  be an opinion of
Independent counsel.

        Optional  Termination  Date:  Any  Distribution  Date on or  after  which  the  Stated
Principal  Balance  (after  giving  effect to  distributions  to be made on such  Distribution
Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding  Mortgage  Loan:  With  respect  to the  Due  Date in any  Due  Period,  a
Mortgage Loan  (including an REO Property) that was not the subject of a Principal  Prepayment in  Full,  Cash  Liquidation  or REO  Disposition  and  that  was not  purchased,  deleted  or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  before  giving effect  to  distributions  of  principal  to be made on such  Distribution  Date  over (b) the aggregate  Certificate  Principal  Balance of the Class A  Certificates  immediately  prior to such date.

        Overcollateralization  Floor:  An amount equal to the product of 0.50% and the Cut-off
Date Balance.

        Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date, the lesser of (a)  Excess  Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described in clauses  (iv) and (v) of the  definition  of Principal  Distribution
Amount   as  of  such   Distribution   Date)  and  (b)  the   excess   of  (1)  the   Required
Overcollateralization  Amount for such  Distribution  Date over (2) the  Overcollateralization
Amount for such Distribution Date.

        Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the  Excess  Overcollateralization  Amount  is,  after  taking  into  account  all other
distributions   to  be   made   on  such   Distribution   Date,   greater   than   zero,   the
Overcollateralization  Reduction  Amount  shall  be  equal  to the  lesser  of (i) the  Excess
Overcollateralization  Amount for that  Distribution  Date and (ii) the  Principal  Remittance
Amount on such Distribution Date.

        Ownership  Interest:  With  respect to any  Certificate,  any  ownership  or  security interest  in such  Certificate,  including  any  interest  in such  Certificate  as the Holder thereof and any other interest therein,  whether direct or indirect,  legal or beneficial,  as owner or as pledgee.

        Pass-Through  Rate:  With  respect  to  each  Class of  Class A  Certificates  and any
Distribution  Date,  the least of (i) a per annum rate equal to LIBOR plus the related  Margin for such  Distribution  Date,  (ii) 14.000%  per annum and (iii) the Net WAC Cap Rate for such
Distribution Date.

        With respect to the Class SB  Certificates and any  Distribution  Date or the REMIC II
Regular  Interest  SB-IO, a per annum rate equal to the  percentage  equivalent of a fraction, the  numerator of which is the sum of the amounts  calculated  pursuant to clauses (i) through
(iii) below,  and the denominator of which is the aggregate  principal  balance of the REMIC I
Regular  Interests.  For  purposes  of  calculating  the  Pass-Through  Rate for the  Class SB
Certificates or the REMIC II  Regular Interest SB-IO, the numerator is equal to the sum of the following components:

               (i)    the  Uncertificated  Pass-Through  Rate for REMIC I Regular Interest LT1
        minus  the  related  Marker  Rate,   applied  to  a  notional   amount  equal  to  the
        Uncertificated Principal Balance of REMIC I Regular Interest LT1;

               (ii)   the  Uncertificated  Pass-Through  Rate for REMIC I Regular Interest LT2
        minus  the  related  Marker  Rate,   applied  to  a  notional   amount  equal  to  the
        Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

               (iii)  the  Uncertificated  Pass-Through  Rate for REMIC I Regular Interest LT4
        minus  twice the  related  Marker  Rate,  applied  to a notional  amount  equal to the
        Uncertificated Principal Balance of REMIC I Regular Interest LT4.

        Paying Agent:  U.S. Bank National  Association or any successor Paying Agent appointed by the Trustee.

        Percentage  Interest:   With  respect  to  any  Class A  Certificate,   the  undivided
percentage  ownership  interest  in the related  Class evidenced  by such  Certificate,  which percentage  ownership  interest shall be equal to the Initial  Certificate  Principal  Balance thereof  divided  by  the  aggregate  Initial  Certificate  Principal  Balance  of  all of the
Certificates  of  the  same  Class.  The  Percentage  Interest  with  respect  to  a  Class SB
Certificate or Class R Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage  Rate on any  Adjustment
Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments:  One or more of the following:

        (i)    obligations  of or guaranteed as to principal and interest by the United States or any agency or  instrumentality  thereof when such  obligations are backed by the full faith and credit of the United States;

        (ii)   repurchase  agreements on obligations specified in clause (i) maturing not more than  one  month  from  the  date of  acquisition  thereof,  provided  that the unsecured  obligations of the party agreeing to repurchase such obligations are at the time  rated by each  Rating  Agency  in its  highest  short-term  rating available;

        (iii)  federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which shall each have an original  maturity of not more than 90 days and, in the case of bankers'  acceptances,  shall in no event have an  original  maturity  of more than 365 days or a  remaining  maturity of more than 30 days)  denominated  in United  States  dollars  of any U.S.  depository institution or trust company  incorporated  under the laws of the United States or any  state  thereof  or of  any  domestic  branch  of a  foreign  depository institution  or trust  company;  provided  that the  debt  obligations  of such depository  institution  or trust  company at the date of  acquisition  thereof have  been  rated  by each  Rating  Agency  in its  highest  short-term  rating available;  and,  provided  further  that,  if the  original  maturity  of such
               short-term   obligations  of  a  domestic   branch  of  a  foreign   depository
               institution  or trust company shall exceed 30 days,  the  short-term  rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard &
               Poor's is a Rating Agency;

        (iv)   commercial paper and demand notes (having original  maturities of not more than
               365 days) of any corporation  incorporated  under the laws of the United States or any state  thereof which on the date of  acquisition  has been rated by each
               Rating  Agency in its highest short term rating  available;  provided that such commercial  paper and demand notes shall have a remaining  maturity of not more than 30 days;

        (v)    a money market fund or a qualified  investment fund rated by each Rating Agency in its highest  long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

        (vi)   other  obligations or securities  that are acceptable to each Rating Agency and the  Certificate  Insurer  as a  Permitted  Investment  hereunder  and will not reduce the rating  assigned to any Class of  Certificates by such Rating Agency below the  then-current  rating  assigned to such  Certificates  by such Rating
               Agency, as evidenced in writing;

provided,  however,  that no  instrument  shall be a Permitted  Investment  if it  represents, either (1) the right to receive only  interest  payments with respect to the  underlying  debt instrument  or (2) the right to receive  both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest  rating  available on unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating available  on  unsecured  commercial  paper and  short-term  debt  obligations  shall mean the following:  A-1 in the case of  Standard  & Poor's and P-1 in the case of  Moody's;  provided, however,  that any Permitted  Investment  that is a short-term  debt  obligation  rated A-1 by
Standard & Poor's must satisfy the following  additional  conditions:  (i) the total amount of debt from A-1 issuers  must be limited to the  investment  of monthly  principal  and interest payments  (assuming  fully  amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate  Principal Balance of the  Certificates  and each investment  must not mature beyond 30 days;  (iii) the terms of the debt must have a  predetermined  fixed  dollar  amount of principal  due at maturity  that cannot vary;  and (iv) if the  investments  may be liquidated  prior to their  maturity or are being  relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index plus a single  fixed  spread  (if any) and must move  proportionately  with that  index.
Any Permitted Investment may be purchased by or through the Trustee or its Affiliates.

        Permitted  Transferee:  Any  Transferee  of  a  Class R  Certificate,   other  than  a
Disqualified Organization or Non-United States Person.

        Person: Any individual,  corporation,  limited liability company,  partnership,  joint venture,  association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Prepayment  Assumption:  With  respect to the  Class A  Certificates,  the  prepayment assumption to be used for  determining  the accrual of original issue discount and premium and market discount on such  Certificates for federal income tax purposes,  which (a) with respect to the fixed-rate  Mortgage Loans,  assumes a constant prepayment rate of one-tenth of 23% per annum of the then  outstanding  Stated Principal  Balance of the fixed-rate  Mortgage Loans in the first month of the life of such  Mortgage  Loans and an  additional  one-tenth  of 23% per annum in each month  thereafter  until the tenth month,  and  beginning in the tenth month and in each  month  thereafter  during  the life of the  fixed-rate  Mortgage  Loans,  a  constant prepayment  rate  of 23% per  annum  each  month  ("23%  HEP")  and (b)  with  respect  to the adjustable-rate  Mortgage  Loans  assumes  a  prepayment  assumption  of  2% of  the  constant prepayment  rate  in  month  one,  increasing  by  approximately  2.545%  from  month  2 until month 12,  a constant  prepayment rate of 30% from month 12 to month 22, a constant prepayment rate of 50% from  month 23 to month 27,  and a  constant  prepayment  rate of 35%  thereafter, used for  determining  the accrual of original issue discount and premium and market  discount on the Class A  Certificates  for federal income tax purposes.  The constant  prepayment  rate assumes  that the  stated  percentage  of the  outstanding  Stated  Principal  Balance  of the adjustable-rate Mortgage Loans is prepaid over the course of a year.

        Prepayment  Interest  Shortfall:  With  respect  to  any  Distribution  Date  and  any
Mortgage Loan (other than a Mortgage  Loan  relating to an REO Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period, an amount equal to the excess of one  month's  interest  at the related Net  Mortgage  Rate (or  Modified  Net
Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted to the related Net  Mortgage  Rate
(or  Modified  Net  Mortgage  Rate  in the  case of a  Modified  Mortgage  Loan))  paid by the
Mortgagor for such Prepayment  Period to the date of such Principal  Prepayment in Full or (b)
a Curtailment  during the prior  calendar  month,  an amount equal to one month's  interest at the  related  Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

        Prepayment  Period:  With  respect  to  any  Distribution  Date,  the  calendar  month preceding the month of distribution.

        Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty  insurance as indicated by a numeric code on the Mortgage  Loan  Schedule  with the exception of code "A23,"
"A34" or "A96" under the column "MI CO CODE."

        Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of
(a) the  excess of (x) the sum of (A) the Available  Distribution  Amount and (B) with respect to  clauses  (b)(v)  and  (vi)  below,  the  Yield  Maintenance  Agreement  Payment  for  that
Distribution Date, over (y) the Interest Distribution Amount, and (b) the sum of:

(i)     the  principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

(ii)    the Stated  Principal  Balance of any  Mortgage  Loan  repurchased  during the related
           Prepayment  Period  (or  deemed  to have been so  repurchased  in  accordance  with
           Section 3.07(b))  pursuant to  Section 2.02,  2.03,  2.04 or 4.07 and the amount of
           any  shortfall   deposited  in  the  Custodial   Account  in  connection  with  the
           substitution  of a Deleted  Mortgage Loan pursuant to  Section 2.03  or 2.04 during the related Prepayment Period;

(iii)   the principal  portion of all other  unscheduled  collections,  other than  Subsequent
           Recoveries,  on  the  Mortgage  Loans  (including,  without  limitation,  Principal
           Prepayments in Full,  Curtailments,  Insurance Proceeds,  Liquidation  Proceeds and
           REO  Proceeds)  received  during the related  Prepayment  Period (or deemed to have been so received) to the extent  applied by the Master  Servicer as  recoveries  of principal of the Mortgage Loans pursuant to Section 3.14;

(iv)    the  lesser  of (1)  Subsequent  Recoveries  for  such  Distribution  Date and (2) the principal  portion of any Realized  Losses  allocated to any Class of  Certificates on a prior Distribution Date and remaining unpaid;

(v)     the lesser of (1) the Excess Cash Flow for such  Distribution  Date (to the extent not used  pursuant  to clause  (iv) of this  definition  on such  Distribution  Date or required  to pay  Cumulative  Insurance  Payments  on such  Distribution  Date) and
           (2) the  principal  portion of any Realized Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month  preceding such  Distribution
           Date; and

(vi)    the lesser of (1) the Excess Cash Flow for that  Distribution  Date (to the extent not used  pursuant  to clauses  (iv) and (v) of this  definition  on such  Distribution
           Date)  and (2) the  Overcollateralization  Increase  Amount  for such  Distribution
           Date;

minus

(vii)   (A) the amount of any  Overcollateralization  Reduction  Amount for such  Distribution
           Date  and (B) the  amount  of any  Capitalization  Reimbursement  Amount  for  such
           Distribution Date.

        Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including  a recovery  that takes the form of  Liquidation  Proceeds  or  Insurance  Proceeds, which is received in advance of its  scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such  payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment  in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Principal  Remittance  Amount:  With  respect to any  Distribution  Date,  all amounts described in clauses (b)(i) through (iii) of the definition of Principal  Distribution  Amount for that Distribution Date.

        Program  Guide:  The  AlterNet  Seller  Guide as  incorporated  into  the  Residential
Funding  Seller  Guide  for  mortgage  collateral  sellers  that  participate  in  Residential
Funding's AlterNet Mortgage Program,  and Residential  Funding's Servicing Guide and any other
subservicing   arrangements  which  Residential   Funding  has  arranged  to  accommodate  the
servicing  of the  Mortgage  Loans and in each case all  supplements  and  amendments  thereto published by Residential Funding.

        Purchase  Price:  With respect to any Mortgage Loan (or REO  Property)  required to be or otherwise  purchased on any date pursuant to  Section 2.02,  2.03,  2.04 or 4.07, an amount equal  to the sum of (i) 100% of the  Stated  Principal  Balance  thereof  plus the  principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued  interest at either (a)
the Adjusted  Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage
Loan) plus the rate per annum at which the Servicing Fee and the  Certificate  Insurer Premium
Modified Rate is  calculated,  or (b) in the case of a purchase  made by the Master  Servicer, at the Net Mortgage  Rate (or Modified  Net Mortgage  Rate in the case of a Modified  Mortgage
Loan)  plus  the  Certificate  Insurer  Premium  Modified  Rate,  in each  case on the  Stated
Principal  Balance  thereof to the first day of the month following the month of purchase from the Due Date to which  interest was last paid by the  Mortgagor.  With respect to any Mortgage
Loan  (or REO  Property)  required  to be or  otherwise  purchased  on any  date  pursuant  to
Section 4.08,  an  amount  equal  to the  greater  of (i)  the sum of (a)  100% of the  Stated
Principal Balance thereof plus the principal portion of any related  unreimbursed  Advances of such  Mortgage  Loan (or REO  Property)  and (b)  unpaid  accrued  interest  at either (1) the
Adjusted  Mortgage  Rate (or  Modified Net  Mortgage  Rate in the case of a Modified  Mortgage
Loan) plus the rate per annum at which the  Servicing  Fee is  calculated,  or (2) in the case of a  purchase  made by the  Master  Servicer,  at the Net  Mortgage  Rate  (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage Loan), in each case on the Stated  Principal
Balance  thereof to the first day of the month  following  the month of purchase  from the Due
Date to which  interest  was last paid by the  Mortgagor,  and (ii) the fair  market  value of such Mortgage Loan (or REO Property).

        Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential
Funding  or the  Depositor  for a  Deleted  Mortgage  Loan  which  must,  on the  date of such substitution,  as confirmed in an Officers'  Certificate delivered to the Trustee, (i) have an outstanding  principal  balance,  after  deduction  of the  principal  portion of the  monthly payment due in the month of  substitution  (or in the case of a substitution  of more than one
Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction),  not in excess of the Stated  Principal  Balance of the Deleted Mortgage Loan
(the  amount of any  shortfall  to be  deposited  by  Residential  Funding,  in the  Custodial
Account in the month of  substitution);  (ii) have a Mortgage  Rate and a Net Mortgage Rate no lower  than and not more than 1% per annum  higher  than the  Mortgage  Rate and Net  Mortgage
Rate,  respectively,  of the Deleted Mortgage Loan as of the date of substitution;  (iii) have a  Loan-to-Value  Ratio  at the  time of  substitution  no  higher  than  that of the  Deleted
Mortgage Loan at the time of  substitution;  (iv) have a remaining term to stated maturity not greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan;  (v)
comply with each  representation  and warranty set forth in Sections  2.03 and 2.04 hereof and
Section 4 of the  Assignment  Agreement,  (other than the  representations  and warranties set forth  therein  with  respect to the number of loans  (including  the related  percentage)  in excess of zero which meet or do not meet a  specified  criteria);  (vi) not be 30 days or more
Delinquent;  (vii) not be subject to the  requirements  of HOEPA (as defined in the Assignment
Agreement);  (viii)  have a policy  of title  insurance,  in the  form and  amount  that is in material  compliance  with the Program  Guide,  that was  effective  as of the closing of such
Mortgage  Loan,  is valid and  binding,  and  remains  in full  force and  effect,  unless the
Mortgage  Property is located in the State of Iowa where an  attorney's  certificate  has been provided as described in the Program  Guide;  (ix) if the Deleted Loan is not a Balloon  Loan,
not be a Balloon Loan;  (x) with respect to adjustable  rate Mortgage  Loans,  have a Mortgage
Rate  that  adjusts  with the same  frequency  and  based  upon the same  Index as that of the
Deleted  Mortgage  Loan;  (xi) with respect to  adjustable  rate Mortgage  Loans,  have a Note
Margin not less than that of the  Deleted  Mortgage  Loan;  (xii) with  respect to  adjustable rate Mortgage  Loans,  have a Periodic Rate Cap that is equal to that of the Deleted  Mortgage
Loan;  (xiii) with respect to adjustable rate Mortgage  Loans,  have a next Adjustment Date no later than that of the  Deleted  Mortgage  Loan,  and (xiv) be secured by a lien with the same lien priority as the Deleted Loan.

        Rating  Agency:  Each of Standard & Poor's and  Moody's.  If any agency or a successor is no longer in existence,  "Rating  Agency" shall be such  statistical  credit rating agency, or other comparable  Person,  designated by the Depositor,  notice of which  designation shall be given to the Trustee and the Master Servicer.

        Realized  Loss:  With respect to each  Mortgage  Loan (or REO  Property) as to which a
Cash  Liquidation  or REO  Disposition  has occurred,  an amount (not less than zero) equal to
(i) the Stated  Principal  Balance of the  Mortgage  Loan (or REO  Property) as of the date of
Cash Liquidation or REO  Disposition,  plus (ii) interest (and REO Imputed  Interest,  if any)
at the Net Mortgage Rate plus the  Certificate  Insurer  Premium  Modified Rate,  from the Due
Date as to which interest was last paid or advanced to  Certificateholders  up to the last day of the  month in which  the Cash  Liquidation  (or REO  Disposition)  occurred  on the  Stated
Principal Balance of such Mortgage Loan (or REO Property)  outstanding  during each Due Period that such  interest  was not paid or  advanced,  minus (iii) the  proceeds,  if any,  received during the month in which such Cash Liquidation (or REO Disposition)  occurred,  to the extent applied as  recoveries  of  interest at the Net  Mortgage  Rate plus the  Certificate  Insurer
Premium  Modified  Rate,  and to principal of the Mortgage  Loan,  net of the portion  thereof reimbursable  to the Master  Servicer or any  Subservicer  with  respect to related  Advances,
Servicing  Advances  or other  expenses  as to which the Master  Servicer  or  Subservicer  is entitled to  reimbursement  thereunder  but which have not been  previously  reimbursed.  With respect to each  Mortgage Loan which is the subject of a Servicing  Modification,  (a) (1) the amount by which the interest  portion of a Monthly  Payment or the  principal  balance of such
Mortgage  Loan was reduced or (2) the sum of any other  amounts  owing under the Mortgage Loan that were  forgiven  and that  constitute  Servicing  Advances  that are  reimbursable  to the
Master  Servicer or a Subservicer,  and (b) any such amount with respect to a Monthly  Payment that was or would  have  been due in the  month  immediately  following  the  month in which a
Principal  Prepayment or the Purchase  Price of such Mortgage Loan is received or is deemed to have been  received.  With  respect to each  Mortgage  Loan which has become the  subject of a
Deficient  Valuation,  the  difference  between the  principal  balance of the  Mortgage  Loan outstanding  immediately  prior to such Deficient  Valuation and the principal  balance of the
Mortgage  Loan as reduced by the  Deficient  Valuation.  With  respect to each  Mortgage  Loan which has become  the  object of a Debt  Service  Reduction,  the amount of such Debt  Service
Reduction.  Notwithstanding  the  above,  neither a  Deficient  Valuation  nor a Debt  Service
Reduction  shall be deemed a  Realized  Loss  hereunder  so long as the  Master  Servicer  has notified the Trustee in writing that the Master  Servicer is diligently  pursuing any remedies that may exist in  connection  with the  representations  and  warranties  made  regarding the related  Mortgage Loan and either (A) the related  Mortgage Loan is not in default with regard to payments due  thereunder or (B)  delinquent  payments of principal  and interest  under the related  Mortgage Loan and any premiums on any applicable  primary hazard insurance policy and any related  escrow  payments in respect of such Mortgage Loan are being advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without  giving effect to any
Debt Service Reduction.

        Realized  Losses  allocated to the Class SB  Certificates  shall be allocated first to the REMIC II  Regular  Interest SB-IO in reduction of the accrued but unpaid interest  thereon until  such  accrued  and  unpaid  interest  shall  have been  reduced to zero and then to the
REMIC II Regular Interest SB-PO in reduction of the Principal Balance thereof.

        To the extent the Master Servicer receives  Subsequent  Recoveries with respect to any
Mortgage  Loan,  the amount of the Realized  Loss with respect to that  Mortgage  Loan will be reduced  to the extent  such  recoveries  are  applied  to reduce  the  Certificate  Principal
Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each  Distribution Date and the LIBOR  Certificates,  the
Business  Day   immediately   preceding  such   Distribution   Date.   With  respect  to  each
Distribution  Date and the  Certificates  (other  than the LIBOR  Certificates),  the close of business on the last  Business Day of the month next  preceding the month in which the related
Distribution  Date  occurs,  except in the case of the first  Record  Date which  shall be the
Closing Date.

        Reference Bank Rate:  As defined in Section 1.02.

        Regular Certificates:  The Class A Certificates and Class SB Certificates.

        Relief Act: The  Servicemembers  Civil Relief Act, formerly known as the Soldiers' and
Sailors' Civil Relief Act of 1940.

        Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans resulting from the
Relief Act or similar legislation or regulations.

        REMIC:  A  "real  estate   mortgage   investment   conduit"   within  the  meaning  of
Section 860D of the Code.  As used herein, the term "REMIC" shall mean REMIC I or REMIC II.

        REMIC  Administrator:   Residential  Funding   Corporation.   If  Residential  Funding
Corporation  is found by a court of  competent  jurisdiction  to no longer be able to  fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  Master  Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I:  The segregated pool of assets subject hereto,  constituting a portion of the primary  trust  created  hereby  and to be  administered  hereunder,  exclusive  of the  Yield
Maintenance  Agreement,  which are not assets of any REMIC,  with  respect to which a separate
REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files;

               (ii)   all payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off  Date (other than  Monthly  Payments due in the month of the Cut-off
        Date) as shall be on deposit in the Custodial  Account or in the  Certificate  Account
        and identified as belonging to the Trust Fund;

               (iii)  property  which  secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (iv)   the hazard insurance policies and Primary Insurance Policies  pertaining to the Mortgage Loans, if any; and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC  I Distribution  Amount: For any Distribution  Date, the Available  Distribution
Amount shall be  distributed to the REMIC I Regular  Interests and the Class R-I  Certificates
in the following amounts and priority:

               (i)    to the extent of the Available  Distribution  Amount, to REMIC II as the
holder of REMIC I Regular  Interests  LT1,  LT2, LT3 and LT4, pro rata,  in an amount equal to
(A) their  Uncertificated  Accrued Interest for such  Distribution  Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (ii)   to the extent of the Available  Distribution  Amount remaining after the distributions  made  pursuant  to clause (i)  above,  to REMIC II as the holder of the REMIC I
Regular Interests, in an amount equal to:

                      (A)    in respect  of the REMIC I Regular  Interests  LT2,  LT3 and LT4,
their respective Principal Distribution Amounts;

                      (B)    in  respect  of the REMIC I Regular  Interest  LT1 any  remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                      (C)    any  remainder in respect of the REMIC I Regular  Interests  LT2,
LT3 and LT4,  pro rata  according to their  respective  Uncertificated  Principal  Balances as reduced by the  distributions  deemed  made  pursuant  to (A) above,  until  their  respective
Uncertificated Principal Balances are reduced to zero; and

               (iii)  any remaining amounts to the Holders of the Class R-I Certificates.

        REMIC I Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the principal  balances of the REMIC I Regular Interests LT1, LT2, LT3 and LT4,  respectively, will be  reduced  on such  Distribution  Date by the  allocation  of  Realized  Losses and the distribution of principal, determined as follows:

        For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

        Y1 =   the  aggregate  principal  balance of the REMIC I  Regular  Interest  LT1 after distributions on the prior Distribution Date.

        Y2 =   the principal  balance of the REMIC I Regular Interest LT2 after  distributions on the prior Distribution Date.

        Y3 =   the principal  balance of the REMIC I Regular Interest LT3 after  distributions on the prior Distribution Date.

        Y4 =   the principal  balance of the REMIC I Regular Interest LT4 after  distributions on the prior Distribution Date (note:  Y3 = Y4).

        AY1 =  the REMIC I Regular Interest LT1 Principal Reduction Amount.

        AY2 =  the REMIC I Regular Interest LT2 Principal Reduction Amount.

        AY3 =  the REMIC I Regular Interest LT3 Principal Reduction Amount.

        AY4 =  the REMIC I Regular Interest LT4 Principal Reduction Amount.

        P0 =   the aggregate  principal balance of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 after  distributions  and the allocation of Realized Losses on the prior  Distribution
Date.

        P1 =   the aggregate  principal balance of the REMIC I Regular Interests LT1, LT2, LT3 and  LT4  after  distributions  and  the  allocation  of  Realized  Losses  to be made on such
Distribution Date.

        AP =   P0 - P1 = the aggregate of the REMIC I Regular  Interests LT1, LT2, LT3 and LT4
Principal Reduction Amounts.

              =the aggregate of the principal  portions of Realized Losses to be allocated to, and the principal  distributions  to be made on, the  Certificates on such  Distribution  Date
(including  distributions  of accrued and unpaid  interest on the  Class SB  Certificates  for prior Distribution Dates).

        R0 =   the Net WAC Cap Rate (stated as a monthly  rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

        R1 =   the Net WAC Cap Rate (stated as a monthly  rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        a =    (Y2 + Y3)/P0.  The initial  value of a on the Closing Date for use on the first
Distribution Date shall be 0.0001.

        a0 =   the  lesser of (A) the sum for all  Classes  of  Certificates,  other  than the
Class SB  Certificates,  of the product for each Class of (i) the  monthly  interest  rate (as
limited  by  the  REMIC  Net  WAC  Rate,  if  applicable)   for  such  Class   applicable  for
distributions  to be made  on such  Distribution  Date  and  (ii)  the  aggregate  Certificate
Principal  Balance for such Class after  distributions  and the allocation of Realized  Losses on the prior Distribution Date and (B) R0*P0.

        a1  =  the  lesser of (A) the sum for all  Classes  of  Certificates,  other  than the
Class SB  Certificates,  of the product for each Class of (i) the  monthly  interest  rate (as limited by the Net WAC Cap Rate, if applicable)  for such Class  applicable for  distributions to be made on the  next  succeeding  Distribution  Date and  (ii)  the  aggregate  Certificate
Principal  Balance for such Class after  distributions  and the allocation of Realized  Losses to be made on such Distribution Date and (B) R1*P1.

        Then, based on the foregoing definitions:

        AY1 =  AP - AY2 - AY3 - AY4;

        AY2 =  a{ a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

        AY3 =  aAP - AY2; and

        AY4 =  AY3.

        if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

        (1)    If AY2, as so determined, is negative, then

        AY2 = 0;

        AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        (2)    If AY3, as so determined, is negative, then

        AY3 = 0;
        AY2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 -  a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        REMIC I Realized  Losses:  Realized Losses on the Mortgage Loans shall be allocated to the REMIC I Regular  Interests  as follows:  The  interest  portion of Realized  Losses on the
Mortgage Loans,  if any, shall be allocated  among the REMIC I Regular  Interests LT1, LT2 and
LT4 pro rata  according  to the amount of interest  accrued but unpaid  thereon,  in reduction thereof.  Any  interest  portion of such  Realized  Losses in excess of the  amount  allocated pursuant  to the  preceding  sentence  shall be treated  as a  principal  portion of  Realized
Losses  not  attributable  to  any  specific  Mortgage  Loan  and  allocated  pursuant  to the succeeding  sentences.  The principal  portion of Realized  Losses on the Mortgage  Loans,  if any,  shall be allocated  first,  to the REMIC I Regular  Interests  LT2, LT3 and LT4 pro rata according to their respective  Principal  Reduction Amounts to the extent thereof in reduction of the  Uncertificated  Principal Balance of such REMIC I Regular  Interests and, second,  the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to the  REMIC I  Regular  Interest  LT1 in  reduction  of the  Uncertificated  Principal  Balance thereof.

        REMIC I Regular  Interests:  REMIC I Regular  Interest LT1,  REMIC II Regular Interest
LT2, REMIC II Regular Interest LT3 and REMIC II Regular Interest LT4.

        REMIC I Regular  Interest LT1: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears interest at the related  Uncertificated  REMIC I  Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I  Regular  Interest LT1 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT1 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT1 on such Distribution Date.

        REMIC I Regular  Interest LT2: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears interest at the related  Uncertificated  REMIC I  Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I  Regular  Interest LT2 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT2 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT2 on such Distribution Date.

        REMIC I Regular  Interest LT3: A regular interest in REMIC II that is held as an asset of  REMIC II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears interest at the related  Uncertificated  REMIC I  Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I  Regular  Interest LT3 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT3 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT3 on such Distribution Date.

        REMIC I Regular  Interest LT4: A regular interest in REMIC II that is held as an asset of  REMIC II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears interest at the related  Uncertificated  REMIC I  Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I  Regular  Interest LT4 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT4 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT4 on such Distribution Date.

        REMIC II: The segregated pool of assets subject hereto,  constituting a portion of the primary  trust  created  hereby  and to be  administered  hereunder,  with  respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II  Regular  Interest SB-PO: A separate  non-certificated  beneficial  ownership interest  in  REMIC II  issued  hereunder  and  designated  as a REMIC  II  Regular  Interest.
REMIC II Regular  Interest SB-PO shall have no entitlement to interest,  and shall be entitled to  distributions  of  principal  subject to the terms and  conditions  hereof,  in  aggregate amount equal to the initial  Certificate  Principal  Balance of the Class SB  Certificates  as
set forth in the Preliminary Statement hereto.

        REMIC II  Regular  Interest SB-IO: A separate  non-certificated  beneficial  ownership interest  in  REMIC II  issued  hereunder  and  designated  as a REMIC  II  Regular  Interest.
REMIC II Regular Interest SB-IO shall have no entitlement to principal,  and shall be entitled to distributions of interest subject to the terms and conditions  hereof,  in aggregate amount equal to the interest  distributable  with respect to the  Class SB  Certificates  pursuant to the terms and conditions hereof.

        REMIC II  Regular  Interests:  REMIC II  Regular  Interests SB-IO and SB-PO,  together with the regular  interests in REMIC II represented by the Class A  Certificates  exclusive of the rights of such  Certificates  to payments of Basis Risk Shortfall  Amounts and to payments derived from the Yield Maintenance Agreement.

        REMIC  Administrator:   Residential  Funding   Corporation.   If  Residential  Funding
Corporation  is found by a court of  competent  jurisdiction  to no longer be able to  fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  Master  Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage  investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final  regulations  (or, to the extent not inconsistent with such temporary or final  regulations,  proposed  regulations)
and published  rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

        REO  Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO  Disposition:  With respect to any REO  Property,  a  determination  by the Master
Servicer that it has received  substantially  all Insurance  Proceeds,  Liquidation  Proceeds,
REO Proceeds  and other  payments and  recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable  from the sale or other  disposition of the REO Property.

        REO Imputed  Interest:  With respect to any REO  Property,  for any period,  an amount equivalent  to  interest  (at a rate  equal  to the  sum of the  Net  Mortgage  Rate  and  the
Certificate  Insurer  Premium  Modified Rate,  that would have been  applicable to the related
Mortgage Loan had it been  outstanding) on the unpaid  principal  balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any REO  Property
(including,  without  limitation,  proceeds from the rental of the related Mortgaged Property)
which proceeds are required to be deposited  into the Custodial  Account only upon the related
REO Disposition.

        REO Property:  A Mortgaged  Property  acquired by the Master Servicer on behalf of the
Trust Fund for the  benefit of the  Certificateholders  and the  Certificate  Insurer  through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (a) has been subject to an interest  rate  reduction,  (b) has been  subject to a term  extension  or (c) has had amounts owing on such  Mortgage  Loan  capitalized  by  adding  such  amount to the  Stated  Principal
Balance  of  such  Mortgage  Loan;  provided,  however,  that  a  Mortgage  Loan  modified  in accordance with (a) above for a temporary period shall not be a Reportable  Modified  Mortgage
Loan if such Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such  modification  if that interest  rate  reduction is not made permanent thereafter.

        Repurchase Event:  As defined in the Assignment Agreement.

        Request  for  Release:  A  request  for  release,  the form of which  is  attached  as
Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this  Agreement,  the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required  Overcollateralization  Amount:  With respect to any  Distribution  Date, (a)
prior to the  Stepdown  Date,  an  amount  equal to 5.00% of the  aggregate  Stated  Principal
Balance of the Mortgage  Loans as of the Cut-off Date,  (b) on or after the Stepdown Date if a
Trigger  Event  is not in  effect,  the  greater  of (i) an  amount  equal  to  10.00%  of the aggregate  outstanding  Stated Principal  Balance of the Mortgage Loans after giving effect to distributions  made on that  Distribution  Date and (ii) the  Overcollateralization  Floor and
(c) on or after the  Stepdown  Date if a Trigger  Event is in effect,  an amount  equal to the
Required  Overcollateralization  Amount from the immediately preceding  Distribution Date. The
Required  Overcollateralization  Amount may be reduced at any time  without  Certificateholder consent,  with the prior written  consent of the Certificate  Insurer and  notification to the
Rating Agencies.

        Residential Funding:  Residential Funding Corporation, a Delaware corporation,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer  of the
Corporate  Trust  Department  of the Trustee,  including any Senior Vice  President,  any Vice
President,  any  Assistant  Vice  President,  any  Assistant  Secretary,  any Trust Officer or
Assistant  Trust  Officer,  or any other  officer of the  Trustee,  in each case,  with direct responsibility for the administration of this Agreement.

        RFC Exemption:  As defined in Section 5.02(f)(ii).

        Rule  144A:  Rule 144A under the  Securities  Act of 1933,  as in effect  from time to time.

        Seller: With respect to any Mortgage Loan, a Person,  including any Subservicer,  that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An  agreement  for the  origination  and sale of Mortgage  Loans generally in the form of the seller  contract  referred to or contained in the Program  Guide, or in such other form as has been approved by the Master Servicer and the Depositor.

        Senior Enhancement Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is the Overcollateralization  Amount, in each case prior to the distribution of the Principal  Distribution  Amount on such  Distribution  Date and the denominator  of which is the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

        Servicing  Accounts:  The  account or  accounts  created  and  maintained  pursuant to
Section 3.08.

        Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master  Servicer or a Subservicer  in the  performance  of its  servicing  obligations, including,  but not limited to, the cost of (i) the  preservation,  restoration and protection of a Mortgaged  Property  or, with  respect to a  cooperative  loan,  the related  cooperative apartment,  (ii) any enforcement or judicial proceedings,  including  foreclosures,  including any expenses  incurred in relation to any such  proceedings that result from the Mortgage Loan being  registered  on the  MERS(R)System,  (iii) the  management  and  liquidation  of any REO
Property,  (iv) any mitigation  procedures  implemented in accordance with  Section 3.07,  and
(v) compliance  with the  obligations  under  Sections  3.01,  3.08,  3.11,  3.12(a) and 3.14, including,  if the Master Servicer or any Affiliate of the Master Servicer  provides  services such as appraisals  and  brokerage  services  that are  customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing  Fee:  With  respect to any Mortgage  Loan and  Distribution  Date,  the fee
payable  monthly to the Master  Servicer  in respect  of master  servicing  compensation  that accrues at an annual rate equal to the Servicing Fee Rate  multiplied by the Stated  Principal
Balance of such  Mortgage  Loan as of the related  Due Date in the related Due Period,  as may be adjusted pursuant to Section 3.16(e).

        Servicing Fee Rate:  With respect to any Mortgage Loan, the per annum rate  designated on the  Mortgage  Loan  Schedule  as the "MSTR SERV FEE," as may be adjusted  with  respect to successor  Master  Servicers  as provided in  Section 7.02,  which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

        Servicing  Modification:  Any  reduction  of the interest  rate on or the  outstanding principal  balance of a Mortgage  Loan, any extension of the final maturity date of a Mortgage
Loan,  and any increase to the Stated  Principal  Balance of a Mortgage  Loan by adding to the
Stated  Principal  Balance  unpaid  principal  and interest and other  amounts owing under the
Mortgage  Loan,  in each  case  pursuant  to a  modification  of a  Mortgage  Loan  that is in default,  or for  which,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable in accordance with Section 3.07(a).

        Servicing  Officer:  Any officer of the Master  Servicer  involved in, or  responsible for,  the  administration  and  servicing  of the  Mortgage  Loans  whose  name  and  specimen signature  appear on a list of  servicing  officers  furnished  to the  Trustee  by the Master
Servicer on the Closing Date, as such list may from time to time be amended.

        Servicing  Trigger:  As of any Distribution Date, for purposes of Section 7.05 hereof, the occurrence of any of the following scenarios:

        (a)    the  Sixty-Plus   Delinquency   Percentage  is  greater  than  27.00%  for  the
then-current Distribution Date; or

        (b)    on or after the  Distribution  Date in  December 2007,  the aggregate amount of
Realized  Losses on the  Mortgage  Loans as a percentage  of the Cut-Off Date Balance  exceeds the applicable amount set forth below:

        July 2008 to December 2008:        2.00%  with  respect  to   July 2008,   plus  an
                                           additional   1/6th  of  1.50%  for  each   month
                                           thereafter.

        January 2009 to December 2009:     3.50%  with  respect  to  January 2009,  plus an
                                           additional   1/12th  of  2.00%  for  each  month
                                           thereafter.

        January 2010 to December 2010:     5.50%  with  respect to  January  2010,  plus an
                                           additional   1/12th  of  1.25%  for  each  month
                                           thereafter.

        January 2010 to December 2011:     6.75%  with  respect to  January  2010,  plus an
                                           additional   1/12th  of  0.75%  for  each  month
                                           thereafter.

        January 2011 and thereafter:       7.50%.

        Sixty-Plus  Delinquency  Percentage:  With  respect to any  Distribution  Date and the
Mortgage Loans, the arithmetic  average,  for each of the three Distribution Dates ending with such  Distribution  Date,  of the  fraction,  expressed  as a  percentage,  equal  to (x)  the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution  Date,  including Mortgage Loans in foreclosure and REO, over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage
Loans immediately preceding that Distribution Date.

        Standard & Poor's:  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
Companies, Inc. or its successors in interest.

        Startup Date:  The day designated as such pursuant to Article X hereof.

        Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, as of any date of  determination,  (i) the sum of (a) the Cut-off  Date  Principal  Balance of
the Mortgage  Loan and (b) any  amount by which the Stated  Principal  Balance of the Mortgage
Loan has been increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the principal  portion of the  Monthly  Payments  due with  respect to such  Mortgage  Loan or REO
Property  during  each Due Period  ending  with the Due  Period  relating  to the most  recent
Distribution  Date which were  received or with respect to which an Advance was made,  (b) all
Principal  Prepayments  with respect to such Mortgage Loan or REO Property,  and all Insurance
Proceeds,  Liquidation  Proceeds  and  REO  Proceeds,  to the  extent  applied  by the  Master
Servicer as  recoveries  of  principal  in  accordance  with Section 3.14 with respect to such
Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section 4.02 on any previous  Distribution  Date,  and (c) any Realized  Loss incurred with respect to such
Mortgage  Loan  allocated  to  Certificateholders   with  respect  thereto  for  any  previous
Distribution Date.

        Stepdown  Date:  That  Distribution  Date  which is the  later  to  occur  of  (i) the
Distribution  Date in  July 2008  and (ii) the first  Distribution  Date on which  the  Senior
Enhancement Percentage is equal to or greater than 10.00%.

        Subordination:  The provisions  described in  Section 4.05  relating to the allocation of Realized Losses.

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master
Servicer (net of any related  expenses  permitted to be reimbursed  pursuant to  Section 3.10)
or surplus  amounts held by the Master Servicer to cover estimated  expenses  (including,  but not  limited to,  recoveries  in respect of the  representations  and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the Trustee pursuant to  Section 2.04)  specifically  related to a Mortgage Loan that was the subject of a
Cash  Liquidation  or an REO  Disposition  prior to the  related  Prepayment  Period  and that resulted in a Realized Loss.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

        Subservicer:   Any  Person  with  whom  the  Master   Servicer   has  entered  into  a
Subservicing  Agreement and who generally  satisfied the requirements set forth in the Program
Guide in respect of the  qualification  of a  Subservicer  as of the date of its approval as a
Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a
Mortgage  Loan which is advanced  by the related  Subservicer  (net of its  Subservicing  Fee)
pursuant to the Subservicing Agreement.

        Subservicing  Account:  An account  established  by a Subservicer  in accordance  with
Section 3.08.

        Subservicing  Agreement:  The written  contract  between the Master  Servicer  and any
Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program  Guide or in such other form as has been  approved by the Master  Servicer and the
Depositor.

        Subservicing  Fee: With respect to any Mortgage Loan,  the fee payable  monthly to the related  Subservicer  (or,  in the  case of a  Nonsubserviced  Mortgage  Loan,  to the  Master
Servicer)  in respect of  subservicing  and other  compensation  that  accrues with respect to each  Distribution  Date at an annual rate  designated  as "SUBSERV  FEE" on the Mortgage Loan
Schedule.

        Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S.  Real  Estate  Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual  Interest  Holders of REMIC Taxable Income or Net Loss
Allocation,  or any successor  forms,  to be filed on behalf of any REMIC hereunder due to its classification  as a REMIC  under  the  REMIC  Provisions,  together  with  any and all  other
information,   reports  or   returns   that  may  be   required   to  be   furnished   to  the
Certificateholders  or filed  with the  Internal  Revenue  Service  or any other  governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750:  As defined in Section 1.02.

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transfer Affidavit and Agreement: As defined in Section 5.02(f).

        Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

        Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

        Trigger Event: A Trigger Event is in effect with respect to any  Distribution  Date on or after the Stepdown Date if (a) the  Certificate  Insurer pays any Insured Payment under the
Certificate  Guaranty  Insurance Policy, (b) the Sixty-Plus  Delinquency  Percentage equals or exceeds  20.00%,  or (c) the aggregate  amount of Realized  Losses on the Mortgage  Loans as a percentage of the Cut-Off Date Balance exceeds the applicable amount set forth below:

        July 2008 to December 2008:        1.75%  with  respect  to  January 2008,  plus an
                                           additional   1/6th  of  1.25%  for  each   month
                                           thereafter.

        January 2009 to December 2009:     3.00%  with  respect  to  January 2009,  plus an
                                           additional   1/12th  of  2.00%  for  each  month
                                           thereafter.

        January 2010 to December 2010:     5.00%  with  respect to  January  2010,  plus an
                                           additional   1/12th  of  1.50%  for  each  month
                                           thereafter.

        January 2011 to December 2011:     6.50%  with  respect to  January  2011,  plus an
                                           additional   1/12th  of  0.75%  for  each  month
                                           thereafter.

        January 2012 and thereafter:       7.25%.

        Trustee:  As defined in the preamble hereto.

        Trust Fund:  The  segregated  pool of assets  subject  hereto,  consisting of: (i) the
Mortgage  Loans and the  related  Mortgage  Files;  (ii) all  payments on and  collections  in respect of the Mortgage  Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the  Cut-off  Date) as shall be on  deposit  in the  Custodial  Account or in the
Certificate  Account and  identified  as  belonging  to the Trust Fund;  (iii) property  which
secured  a   Mortgage   Loan  and   which  has  been   acquired   for  the   benefit   of  the
Certificateholders  by foreclosure or deed in lieu of foreclosure;  (iv) the hazard  insurance policies and Primary  Insurance  Policies  pertaining to the Mortgage  Loans,  if any; (v) the
Yield Maintenance Agreement; and (vi) all proceeds of clauses (i) through (v) above.

        Uncertificated Accrued Interest:  With respect to any REMIC I Regular Interest for any
Distribution  Date, one month's  interest at the related  Uncertificated  REMIC I Pass-Through
Rate for such Distribution Date, accrued on its Uncertificated  Principal Balance  immediately prior to such  Distribution  Date.  Uncertificated  Accrued  Interest  for the REMIC I Regular
Interests  shall accrue on the basis of a 360-day year  consisting  of twelve  30-day  months.
For purposes of  calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC I
Regular  Interests for any Distribution  Date, any Prepayment  Interest  Shortfalls and Relief
Act Shortfalls (to the extent not covered by Compensating  Interest)  relating to the Mortgage
Loans for any Distribution  Date shall be allocated among REMIC I Regular  Interests LT1, LT2,
LT3 and LT4 pro rata,  based on, and to the extent of,  Uncertificated  Accrued  Interest,  as calculated  without  application of this sentence.  Uncertificated  Accrued  Interest on REMIC
II  Regular  Interest  SB-PO  shall  be  zero.  Uncertificated  Accrued  Interest  on REMIC II
Regular  Interest SB-IO  for each Distribution Date shall equal Accrued  Certificate  Interest for the Class SB Certificates.

        Uncertificated  Principal  Balance:  The  principal  amount  of  any  REMIC I  Regular
Interest  outstanding as of any date of determination.  The  Uncertificated  Principal Balance of each  REMIC I  Regular  Interest  shall never be less than zero.  With respect to the REMIC
II  Regular  Interest  SB-PO  the  initial  amount  set  forth  with  respect  thereto  in the
Preliminary  Statement as reduced by distributions  deemed made in respect thereof pursuant to
Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

        Uncertificated  REMIC I Pass-Through  Rate: With respect to any Distribution  Date and
(i) REMIC I Regular  Interests LT1 and LT2, the weighted  average of the Net Mortgage Rates of the  Mortgage  Loans,  (ii) REMIC I Regular  Interest  LT3,  zero  (0.00%),  and (iii) REMIC I
Regular  Interest LT4,  twice the weighted  average of the Net Mortgage  Rates of the Mortgage
Loans.

        Uniform  Single  Attestation   Program  for  Mortgage  Bankers:   The  Uniform  Single
Attestation  Program for Mortgage  Bankers,  as published by the Mortgage Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration  of such  property  is not fully  reimbursable  by the hazard  insurance policies.

        United  States  Person:  A citizen or resident of the United  States,  a  corporation, partnership  or other  entity  (treated as a  corporation  or  partnership  for United  States federal  income  tax  purposes)  created  or  organized  in, or under the laws of,  the United
States,  any state thereof,  or the District of Columbia (except in the case of a partnership, to the extent  provided in Treasury  regulations)  provided that,  for purposes  solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity treated as a partnership  for United States  federal  income tax purposes shall be treated as a United
States Person unless all persons that own an interest in such  partnership  either directly or through any entity that is not a  corporation  for United States  federal  income tax purposes are required by the applicable  operative  agreement to be United States Persons, or an estate that is  described  in  Section 7701(a)(30)(D)  of the Code,  or a trust that is  described in
Section 7701(a)(30)(E) of the Code.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.  98.00% of all of the Voting  Rights  shall be allocated  among
Holders of the Class A  Certificates,  in proportion to the outstanding  Certificate Principal
Balances of their respective  Certificates;  1% of all of the Voting Rights shall be allocated to the Holders of the Class SB  Certificates,  and 0.50% of all of the Voting  Rights shall be
allocated  to  each  of  the  Holders  of  the  Class R-I   Certificates  and  the  Class R-II
Certificates;  in  each  case  to  be  allocated  among  the  Certificates  of  such  Class in accordance with their respective  Percentage  Interests provided,  that as long as there is no
Certificate  Insurer  Default,  the  Voting  Rights of the Class A  Certificateholders  may be
exercised  by the  Certificate  Insurer  without the  consent of such  Holders and may only be exercised by such Holders with the prior written consent of the Certificate Insurer..

        Yield Maintenance Agreement:  The confirmation,  dated as of the Closing Date, between the  Trustee,  on behalf of the Trust  Fund,  and the Yield  Maintenance  Agreement  Provider,
relating to the Class A  Certificates  or any  replacement,  substitute,  collateral  or other arrangement in lieu thereof.

        Yield Maintenance  Agreement Payment:  For any Distribution Date, the payment, if any, due under the Yield Maintenance Agreement in respect of such Distribution Date.

        Yield  Maintenance  Agreement  Provider:  Deutsche  Bank AG, New York Branch,  and its
successors  and  assigns  or any party to any  replacement,  substitute,  collateral  or other arrangement in lieu thereof.

        Yield Maintenance  Agreement  Shortfall Amount: For any Distribution Date, the amount, if any, by which the payment on the Class A  Certificates  pursuant to Section 4.02(c) is paid from the Yield  Maintenance  Agreement  Payment  for such  Distribution  Date  pursuant to the provisions  thereof  or would have been so paid but for the  failure of the Yield  Maintenance
Agreement Provider to make a payment required under the Yield Maintenance Agreement.

        Yield  Maintenance  Agreement  Shortfall  Carry-Forward  Amount:  For any Distribution
Date, the aggregate  Yield  Maintenance  Agreement  Shortfall  Amounts for prior  Distribution
Dates  to  the   extent   not   reimbursed   to  the   Class SB   Certificates   pursuant   to
Section 4.02(c)(x).

Section 1.02.  Determination of LIBOR.

        LIBOR  applicable  to  the  calculation  of  the   Pass-Through   Rate  on  the  LIBOR
Certificates  for any  Interest  Accrual  Period  will be  determined  as of each  LIBOR  Rate
Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment Date is not a Business Day, then on the next  succeeding  Business Day,  LIBOR shall be established by the  Trustee  and, as to any  Interest  Accrual  Period,  will equal the rate for one month
United  States  dollar  deposits  that  appears on the  Telerate  Screen Page 3750 as of 11:00
a.m.,  London time,  on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen Page 3750" means the  display  designated  as page 3750 on the Bridge  Telerate  Service (or such other page as may replace page 3750 on that service for the purpose of displaying  London interbank  offered rates of major  banks).  If such rate does not  appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer  offered,  LIBOR shall be so established by use of such other service for  displaying  LIBOR or comparable  rates as may be selected by the Trustee  after  consultation  with the Master  Servicer),  the rate will be the  Reference  Bank Rate.  The  "Reference  Bank Rate" will be determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the  reference  banks (which shall be any three  major  banks that are  engaged in  transactions  in the  London  interbank  market, selected  by the  Trustee  after  consultation  with the Master  Servicer)  as of 11:00  a.m.,
London time, on the LIBOR Rate Adjustment Date to prime banks in the London  interbank  market for a period  of one  month  in  amounts  approximately  equal  to the  aggregate  Certificate
Principal Balance of the LIBOR  Certificates  then outstanding.  The Trustee shall request the principal  London  office of each of the  reference  banks to provide a quotation of its rate.
If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean of the quotations  rounded  up to the  next  multiple  of  1/16%.  If on such  date  fewer  than  two quotations  are  provided  as  requested,  the rate will be the  arithmetic  mean of the rates quoted  by  one or  more  major  banks  in New  York  City,  selected  by  the  Trustee  after consultation  with the Master  Servicer,  as of 11:00 a.m.,  New York City time,  on such date for loans in U.S.  Dollars  to  leading  European  banks for a period of one month in  amounts approximately equal to the aggregate  Certificate  Principal Balance of the LIBOR Certificates
then  outstanding.  If no such  quotations  can be  obtained,  the rate  will be LIBOR for the prior Distribution  Date;  provided however,  if, under the priorities  described above, LIBOR for a  Distribution  Date would be based on LIBOR for the previous  Distribution  Date for the third  consecutive  Distribution  Date, the Trustee,  shall select an  alternative  comparable index (over  which the Trustee has no  control),  used for  determining  one-month  Eurodollar lending  rates  that  is  calculated  and  published  (or  otherwise  made  available)  by  an independent  party.  The  establishment  of LIBOR by the Trustee on any LIBOR Rate  Adjustment
Date and the Trustee's  subsequent  calculation of the  Pass-Through  Rates  applicable to the
LIBOR  Certificates  for the  relevant  Interest  Accrual  Period,  in the absence of manifest error,  will be final and binding.  Promptly  following  each LIBOR Rate  Adjustment  Date the
Trustee  shall supply the Master  Servicer with the results of its  determination  of LIBOR on such date.  Furthermore,  the Trustee shall supply to any  Certificateholder  so requesting by calling  1-800-934-6802,  the Pass-Through Rate on the LIBOR  Certificates for the current and the immediately preceding Interest Accrual Period.
ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby assign to the Trustee in respect of the Trust Fund without  recourse all the right,  title and interest of the  Depositor  in and to (i) the  Mortgage  Loans,  including  all  interest  and principal  on or with  respect to the  Mortgage  Loans due on or after the Cut-off Date (other than  Monthly  Payments  due in the month of the Cut-off  Date);  and (ii) all proceeds of the foregoing.

(b)     In connection with such assignment,  and  contemporaneously  with the delivery of this
Agreement,  the Depositor  delivered or caused to be delivered  hereunder to the Trustee,  the
Certificate  Guaranty  Insurance  Policy,  the Yield  Maintenance  Agreement  (the delivery of which shall  evidence  that the fixed  payment for the Yield  Maintenance  Agreement  has been paid and the Trustee and the Trust Fund shall have no further  payment  obligation  thereunder and  that  such  fixed  payment  has been  authorized  hereby),  and  except  as set  forth in
Section 2.01(c) below and subject to Section 2.01(d)  below, the Depositor does hereby deliver to,  and  deposit  with,  the  Trustee,  or to and  with one or more  Custodians,  as the duly appointed  agent or agents  of the  Trustee  for such  purpose,  the  following  documents  or instruments  (or copies  thereof as permitted by this  Section)  with respect to each Mortgage
Loan so assigned:

(i)     The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing  an  unbroken  chain  of  endorsements  from  the  originator  thereof  to the  Person endorsing  it to the Trustee,  or with respect to any  Destroyed  Mortgage  Note,  an original lost note affidavit from the related Seller or Residential  Funding  stating that the original
Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage
Note;

(ii)    The  original  Mortgage,  noting  the  presence  of the MIN of the  Mortgage  Loan and language  indicating  that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,
with  evidence of recording  indicated  thereon or, if the original  Mortgage has not yet been returned from the public recording  office,  a copy of the original  Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System,  the assignment (which may be  included  in one or more  blanket  assignments  if  permitted  by  applicable  law) of the
Mortgage  to the  Trustee  with  evidence  of  recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator to the Person  assigning it to the Trustee (or to MERS, if the  Mortgage  Loan is  registered  on the MERS(R)System and noting the presence of a MIN) with evidence of recordation  noted thereon or attached  thereto,  or a copy of such  assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification,  assumption  agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification,  assumption  agreement or preferred loan agreement.

        The Depositor  may, in lieu of  delivering  the original of the documents set forth in
Section 2.01(b)(ii),  (iii), (iv) and (v) (or copies thereof as permitted by  Section 2.01(b))
to  the  Trustee  or the  Custodian  or  Custodians,  deliver  such  documents  to the  Master
Servicer,  and the Master  Servicer shall hold such documents in trust for the use and benefit of all  present  and  future  Certificateholders  until  such time as is set forth in the next sentence.  Within  thirty  Business  Days  following  the  earlier  of (i) the  receipt of the original of all of the  documents  or  instruments  set forth in  Section 2.01(b)(ii),  (iii),
(iv) and (v) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and (ii)
a written  request by the Trustee to deliver  those  documents  with  respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the Master Servicer shall deliver a complete set of such  documents to the Trustee or the Custodian or  Custodians  that are the duly appointed agent or agents of the Trustee.

(c)     Notwithstanding  the  provisions of  Section 2.01(b),  in the event that in connection with any Mortgage  Loan, if the  Depositor  cannot  deliver the original of the Mortgage,  any assignment,  modification,  assumption  agreement or preferred loan agreement (or copy thereof as permitted by  Section 2.01(b))  with evidence of recording  thereon  concurrently  with the execution  and  delivery  of this  Agreement  because  of (i) a  delay  caused  by the  public recording  office  where such  Mortgage,  assignment,  modification,  assumption  agreement or preferred  loan agreement as the case may be, has been  delivered for  recordation,  or (ii) a delay in the receipt of certain  information  necessary  to prepare  the related  assignments, the  Depositor  shall  deliver  or cause to be  delivered  to the  Trustee  or the  respective
Custodian  a  copy  of  such  Mortgage,  assignment,  modification,  assumption  agreement  or preferred loan agreement.

        The Depositor  shall  promptly cause to be recorded in the  appropriate  public office for real  property  records the  Assignment  referred to in clause  (iii) of  Section 2.01(b), except (a) in states where,  in an Opinion of Counsel  acceptable to the  Certificate  Insurer and the Master  Servicer,  such  recording is not required to protect the Trustee's  interests in the Mortgage Loan or (b) if MERS is  identified  on the Mortgage or on a properly  recorded assignment of the Mortgage,  as  applicable,  as the mortgagee of record solely as nominee for
Residential  Funding and its  successors  and assigns.  If any  Assignment is lost or returned unrecorded  to the Depositor  because of any defect  therein,  the  Depositor  shall prepare a substitute  Assignment or cure such defect,  as the case may be, and cause such  Assignment to be recorded in  accordance  with this  paragraph.  The  Depositor  shall  promptly  deliver or cause  to  be  delivered  to  the  Trustee  or  the  respective  Custodian  such  Mortgage  or
Assignment,  as applicable  (or copy thereof as permitted by  Section 2.01(b)),  with evidence of recording  indicated  thereon upon receipt thereof from the public recording office or from the related Subservicer or Seller.

        If the Depositor  delivers to the Trustee or Custodian any Mortgage Note or Assignment
of Mortgage in blank,  the Depositor  shall,  or shall cause the  Custodian  to,  complete the endorsement  of the Mortgage  Note and the  Assignment  of Mortgage in the name of the Trustee in conjunction  with the Interim  Certification  issued by the Custodian,  as  contemplated by
Section 2.02.

        Any of the items set forth in Sections  2.01(b)(ii),  (iii), (iv) and (v) and that may be  delivered  as a copy  rather  than the  original  may be  delivered  to the Trustee or the
Custodian.

        In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  the Depositor  further  agrees that it will cause,  at the  Depositor's  own expense, within 30  Business  Days after the  Closing  Date,  the MERS(R)System to  indicate  that such
Mortgage  Loans have been  assigned by the  Depositor to the Trustee in  accordance  with this
Agreement for the benefit of the  Certificateholders  by including  (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the  specific  Trustee and (b) the  code in the field "Pool Field" which  identifies the series of the  Certificates  issued in connection with such  Mortgage  Loans.  The  Depositor  further  agrees  that it will  not,  and will not permit the Master  Servicer  to, and the Master  Servicer  agrees that it will not,  alter the codes  referenced in this  paragraph with respect to any Mortgage Loan during the term of this
Agreement  unless and until such Mortgage Loan is repurchased in accordance  with the terms of this Agreement.

(d)     It is intended  that the  conveyances  by the Depositor to the Trustee of the Mortgage
Loans as  provided  for in this  Section 2.01  and the  Uncertificated  Regular  Interests  be
construed  as a  sale  by  the  Depositor  to  the  Trustee  of the  Mortgage  Loans  and  the
Uncertificated  Regular Interests for the benefit of the  Certificateholders.  Further,  it is not intended that any such  conveyance be deemed to be a pledge of the Mortgage  Loans and the
Uncertificated  Regular  Interests  by the  Depositor to the Trustee to secure a debt or other obligation  of the  Depositor.  Nonetheless,  (a) this  Agreement is intended to be and hereby is a security  agreement  within  the  meaning  of  Articles  8 and 9 of the New York  Uniform
Commercial Code and the Uniform  Commercial  Code of any other  applicable  jurisdiction;  (b)
the  conveyances  provided for in this  Section 2.01  shall be deemed to be (1) a grant by the
Depositor to the Trustee of a security  interest in all of the  Depositor's  right  (including the  power to convey  title  thereto),  title and  interest,  whether  now owned or  hereafter acquired,  in and to (A)  the  Mortgage  Loans,  including  the  related  Mortgage  Note,  the
Mortgage,  any insurance  policies and all other  documents in the related  Mortgage File, (B)
all amounts payable  pursuant to the Mortgage Loans in accordance with the terms thereof,  (C)
any  Uncertificated   Regular  Interests  and  any  and  all  general   intangibles,   payment
intangibles,  accounts,  chattel  paper,  instruments,  documents,  money,  deposit  accounts, certificates of deposit,  goods, letters of credit,  advices of credit and investment property and other  property  of whatever  kind or  description  now  existing  or  hereafter  acquired consisting of,  arising from or relating to any of the foregoing,  and (D) all proceeds of the conversion,  voluntary or involuntary, of the foregoing into cash, instruments,  securities or other property,  including  without  limitation all amounts from time to time held or invested in  the  Certificate  Account  or  the  Custodial  Account,  whether  in  the  form  of  cash, instruments,  securities  or other  property  and (2) an  assignment  by the  Depositor to the
Trustee of any security  interest in any and all of  Residential  Funding's  right  (including the  power to convey  title  thereto),  title and  interest,  whether  now owned or  hereafter acquired,  in and to the property described in the foregoing clauses (1)(A),  (B), (C) and (D)
granted by  Residential  Funding to the Depositor  pursuant to the Assignment  Agreement;  (c)
the  possession  by the Trustee,  the  Custodian or any other agent of the Trustee of Mortgage
Notes or such other items of property as constitute  instruments,  money, payment intangibles, negotiable  documents,  goods,  deposit  accounts,  letters  of  credit,  advices  of  credit, investment  property,  certificated  securities  or  chattel  paper  shall  be  deemed  to  be
"possession  by the secured  party," or  possession  by a purchaser or a person  designated by such  secured  party,  for  purposes  of  perfecting  the  security  interest  pursuant to the
Minnesota  Uniform  Commercial Code and the Uniform  Commercial  Code of any other  applicable jurisdiction as in effect  (including,  without  limitation,  Sections 8-106,  9-313 and 9-106 thereof);  and  (d) notifications  to persons  holding  such  property,  and  acknowledgments, receipts or confirmations  from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents  of, or  persons  holding  for,  (as  applicable)  the  Trustee  for the  purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's  direction,  Residential Funding and the Trustee shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement  were deemed to create a security  interest in the
Mortgage  Loans and the  Uncertificated  Regular  Interests and the other  property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority  under  applicable  law and will be  maintained as such  throughout  the term of this
Agreement.  Without limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and,  the Trustee  shall forward  for  filing,  or shall  cause to be  forwarded  for  filing,  at the  expense  of the
Depositor,  all filings  necessary  to maintain  the  effectiveness  of any  original  filings necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction to perfect the
Trustee's  security interest in or lien on the Mortgage Loans and the  Uncertificated  Regular
Interests,  as evidenced by an Officers'  Certificate of the Depositor,  with a copy delivered to the Certificate  Insurer,  including without  limitation (x) continuation  statements,  and
(y) such  other  statements  as may be  occasioned  by (1) any  change of name of  Residential
Funding,  the  Depositor or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name), (2) any change of location of the  place of  business  or the  chief  executive  office  of  Residential  Funding  or the
Depositor,  (3) any  transfer of any interest of  Residential  Funding or the Depositor in any
Mortgage Loan or (4) any transfer of any interest of  Residential  Funding or the Depositor in any Uncertificated Regular Interests.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and  based  solely  upon a receipt  or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the Trustee)
of the  documents  referred to in  Section 2.01(b)(i)  above (except that for purposes of such acknowledgement  only, a Mortgage  Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares  that it, or a Custodian as its agent,  holds and will hold such documents and the other  documents  constituting a part of the Mortgage Files delivered to it, or a  Custodian  as its  agent,  in trust for the use and  benefit of all  present  and future
Certificateholders  and the  Certificate  Insurer.  The Trustee or Custodian  (such  Custodian
being   so   obligated   under  a   Custodial   Agreement)   agrees,   for  the   benefit   of
Certificateholders  and the Certificate  Insurer, to review each Mortgage File delivered to it pursuant  to  Section 2.01(b)  within 90 days after the  Closing  Date to  ascertain  that all required  documents  (specifically  as set forth in  Section 2.01(b)),  have been executed and received,  and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim  Certification")  to the effect that all documents  required to be delivered  pursuant to  Section 2.01(b)  above have been  executed  and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.  Upon  delivery of the Mortgage Files by the Depositor or the Master Servicer,  the Trustee shall  acknowledge receipt  (or,  with  respect to Mortgage  Loans  subject to a Custodial  Agreement,  and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective
Custodian  as the duly  appointed  agent  of the  Trustee)  of the  documents  referred  to in
Section 2.01(b) above.

        If  the  Custodian,   as  the  Trustee's  agent,   finds  any  document  or  documents
constituting  a  part  of a  Mortgage  File  to be  missing  or  defective,  upon  receipt  of notification  from the Custodian as specified in the  succeeding  sentence,  the Trustee shall promptly so notify or cause the  Custodian to notify the Master  Servicer  and the  Depositor.
Pursuant to  Section 2.3  of the Custodial  Agreement,  the  Custodian  will notify the Master
Servicer,  the  Depositor  and the  Trustee  of any such  omission  or  defect  found by it in respect of any  Mortgage  File held by it in respect of the items  received  by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially  and adversely  affects the interests in the related Mortgage Loan of the  Certificateholders  or the Certificate Insurer,
the Master Servicer shall promptly  notify the related  Subservicer or Seller of such omission or defect  and  request  that such  Subservicer  or Seller  correct or cure such  omission  or defect  within 60 days from the date the Master  Servicer  was  notified  of such  omission or defect and,  if such  Subservicer  or Seller does not correct or cure such  omission or defect within such period,  that such  Subservicer  or Seller  purchase  such  Mortgage Loan from the
Trust  Fund at its  Purchase  Price,  in either  case  within 90 days from the date the Master
Servicer  was  notified of such  omission or defect;  provided  that if the omission or defect would  cause  the  Mortgage  Loan to be  other  than a  "qualified  mortgage"  as  defined  in
Section 860G(a)(3)  of the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The Purchase  Price for any such Mortgage Loan shall be deposited  or  caused  to be  deposited  by  the  Master  Servicer  in the  Custodial  Account
maintained  by it  pursuant  to  Section 3.07  and,  upon  receipt  by the  Trustee of written notification of such deposit signed by a Servicing Officer,  the Trustee or any Custodian,  as
the case may be,  shall  release to the Master  Servicer  the  related  Mortgage  File and the
Trustee shall execute and deliver such  instruments of transfer or assignment  prepared by the
Master  Servicer,  in each  case  without  recourse,  as  shall  be  necessary  to vest in the
Subservicer  or  Seller  or its  designee,  as the case may be,  any  Mortgage  Loan  released pursuant  hereto and  thereafter  such  Mortgage  Loan shall not be part of the Trust Fund. In furtherance  of the foregoing and  Section 2.04,  if the  Subservicer or Seller or Residential
Funding  that  repurchases  the  Mortgage  Loan is not a member  of MERS and the  Mortgage  is registered  on the MERS(R)System,  the Master  Servicer,  at its own  expense  and without any right of  reimbursement,  shall  cause  MERS to  execute  and  deliver  an  assignment  of the
Mortgage in recordable  form to transfer the Mortgage from MERS to such  Subservicer or Seller or Residential  Funding and shall cause such Mortgage to be removed from  registration  on the
MERS(R)System in  accordance  with MERS' rules and  regulations.  It is  understood  and agreed that the  obligation of the  Subservicer  or Seller,  to so cure or purchase any Mortgage Loan as to which a material  and adverse  defect in or omission of a  constituent  document  exists
shall   constitute  the  sole  remedy   respecting  such  defect  or  omission   available  to
Certificateholders   or  the  Trustee  on  behalf  of   Certificateholders   (except  for  the
Certificate Insurer's rights under the Insurance Agreement).

Section 2.03.  Representations, Warranties and Covenants of the Master Servicer and the
                      Depositor.

(a)     The Master Servicer  hereby  represents and warrants to the Trustee for the benefit of the Certificateholders and the Certificate Insurer that:

(i)     The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws  governing its creation and existence and is or will be in compliance with the  laws of each  state in  which  any  Mortgaged  Property  is  located  to the  extent necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The  execution  and  delivery  of  this  Agreement  by the  Master  Servicer  and  its performance  and  compliance  with the terms of this  Agreement  will not  violate  the Master
Servicer's  Certificate  of  Incorporation  or Bylaws or constitute a material  default (or an event which,  with notice or lapse of time,  or both,  would  constitute  a material  default)
under,  or result in the  material  breach  of,  any  material  contract,  agreement  or other instrument  to which the Master  Servicer is a party or which may be  applicable to the Master
Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization,  execution and delivery by the Trustee and the  Depositor,  constitutes a valid,  legal and binding  obligation  of the Master  Servicer, enforceable  against it in accordance with the terms hereof subject to applicable  bankruptcy,
insolvency,   reorganization,   moratorium  and  other  laws  affecting  the   enforcement  of
creditors'  rights generally and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)    The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order,  regulation  or demand of any federal,  state,  municipal or  governmental agency,  which default might have  consequences that would materially and adversely affect the condition  (financial  or other) or  operations  of the Master  Servicer or its  properties or might have consequences that would materially adversely affect its performance hereunder;

(v)     No  litigation  is  pending  or,  to the  best  of the  Master  Servicer's  knowledge, threatened  against the Master  Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)    The Master  Servicer shall comply in all material  respects in the performance of this
Agreement  with all  reasonable  rules and  requirements  of each insurer  under each Required
Insurance Policy;

(vii)   No information,  certificate of an officer,  statement  furnished in writing or report delivered  to the  Depositor,  any  Affiliate  of the  Depositor  or the Trustee by the Master
Servicer  will, to the  knowledge of the Master  Servicer,  contain any untrue  statement of a material  fact  or omit a  material  fact  necessary  to make  the  information,  certificate, statement or report not misleading;

(viii)  The  Master  Servicer  has  examined  each  existing,   and  will  examine  each  new,
Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms of each existing Subservicing  Agreement and each designated  Subservicer are acceptable to the Master
Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02;

(ix)    The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all material  respects with the rules and  procedures of MERS in connection  with the servicing of the Mortgage Loans that are registered with MERS; and

(x)     The Servicing  Guide of the Master  Servicer  requires that the  Subservicer  for each
Mortgage Loan  accurately  and fully  reports its borrower  credit files to each of the Credit
Repositories in a timely manner.

It is  understood  and  agreed  that the  representations  and  warranties  set  forth in this
Section 2.03(a)  shall survive delivery of the respective Mortgage Files to the Trustee or any
Custodian.  Upon  discovery by either the  Depositor,  the Master  Servicer,  the  Certificate
Insurer,  the Trustee or any  Custodian  of a breach of any  representation  or  warranty  set forth in this  Section 2.03(a)  which  materially  and adversely  affects the interests of the
Certificateholders  or the  Certificate  Insurer in any Mortgage Loan,  the party  discovering such breach shall give prompt  written  notice to the other  parties (any  Custodian  being so obligated  under a Custodial  Agreement).  Within  90 days of its  discovery or its receipt of notice of such breach,  the Master  Servicer shall either (i) cure such breach in all material respects  or (ii) to the extent  that such  breach is with  respect  to a  Mortgage  Loan or a related  document,  purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the  manner  set  forth in  Section 2.02;  provided  that if the  breach  would  cause  the
Mortgage  Loan to be other than a  "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code,  any such cure or  repurchase  must occur  within 90 days from the date such  breach was  discovered.  The obligation of the Master  Servicer to cure such breach or to so purchase
such  Mortgage  Loan  shall   constitute  the  sole  remedy  in  respect  of  a  breach  of  a
representation   and   warranty   set  forth  in  this   Section 2.03(a)   available   to  the
Certificateholders  or the  Trustee  on  behalf  of the  Certificateholders  (except  for  the
Certificate Insurer's rights under Section 3.03 of the Insurance Agreement).

(b)     The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the
Certificateholders  and the Certificate  Insurer that as of the Closing Date (or, if otherwise specified  below,  as of the date so specified):  (i)  immediately  prior to the conveyance of the Mortgage  Loans to the Trustee,  the  Depositor  had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security  interest
(other  than  rights to  servicing  and  related  compensation)  and such  conveyance  validly transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien, encumbrance  or  security  interest;  and (ii) each  Mortgage  Loan  constitutes  a  qualified
mortgage    under    Section 860G(a)(3)(A)    of   the   Code   and    Treasury    Regulations
Section 1.860G-2(a)(1).

        It is understood and agreed that the  representations and warranties set forth in this
Section 2.03(b)  shall survive  delivery of the  respective  Mortgage  Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor,  the Master Servicer, the Certificate Insurer,
the Trustee or any  Custodian of a breach of any of the  representations  and  warranties  set forth in this  Section 2.03(b)  which  materially  and adversely  affects the interests of the
Certificateholders  or the  Certificate  Insurer in any Mortgage Loan,  the party  discovering such  breach  shall  give  prompt  written  notice to the other  parties  and the  Certificate
Insurer (any Custodian being so obligated  under a Custodial  Agreement);  provided,  however,
that  in  the  event  of  a  breach  of  the   representation   and   warranty  set  forth  in
Section 2.03(b)(ii),  the party  discovering  such breach  shall give such notice  within five days of  discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the
Depositor  shall either (i) cure such breach in all material  respects or (ii)  purchase  such
Mortgage  Loan from the  Trust  Fund at the  Purchase  Price  and in the  manner  set forth in
Section 2.02;  provided  that the  Depositor  shall have the option to  substitute a Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided  that if the omission or defect would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)
of the Code,  any such cure,  substitution  or  repurchase  must occur within 90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the  Depositor under  the same  terms and  conditions  as  provided  in  Section 2.04  for  substitutions  by
Residential  Funding.  It is  understood  and agreed that the  obligation  of the Depositor to cure such breach or to so  purchase or  substitute  for any  Mortgage  Loan as to which such a breach has  occurred  and is  continuing  shall  constitute  the sole remedy  respecting  such breach  available  to the  Certificateholders  (other  than the  Certificate  Insurer)  or the
Trustee  on  behalf  of  the   Certificateholders   (other  than  the  Certificate   Insurer).
Notwithstanding  the  foregoing,  the  Depositor  shall not be  required  to cure  breaches or purchase  or  substitute  for  Mortgage  Loans  as  provided  in this  Section 2.03(b)  if the substance  of the breach of a  representation  set forth above also  constitutes  fraud in the origination of the Mortgage Loan.

Section 2.04.  Representations and Warranties of Sellers.

        The  Depositor,  as assignee of Residential  Funding under the  Assignment  Agreement, hereby assigns to the Trustee for the benefit of the  Certificateholders  and the  Certificate
Insurer all of its right,  title and interest in respect of the Assignment  Agreement and each
Seller's  Agreement  applicable  to a  Mortgage  Loan as and to the  extent  set  forth in the
Assignment  Agreement.  Insofar  as  the  Assignment  Agreement  or  such  Seller's  Agreement relates to the  representations  and  warranties  made by  Residential  Funding or the related
Seller in respect of such Mortgage Loan and any remedies  provided  thereunder  for any breach of such  representations  and  warranties,  such right,  title and interest may be enforced by
the  Master   Servicer  on  behalf  of  the   Trustee,   the   Certificate   Insurer  and  the
Certificateholders.   Upon  the  discovery  by  the  Depositor,   the  Master  Servicer,   the
Certificate  Insurer,  the Trustee or any Custodian of a breach of any of the  representations and  warranties  made in a Seller's  Agreement or the  Assignment  Agreement in respect of any
Mortgage  Loan  or of  any  Repurchase  Event  which  materially  and  adversely  affects  the interests of the  Certificateholders  or the  Certificate  Insurer in such Mortgage  Loan, the party  discovering  such breach shall give prompt  written notice to the other parties and the
Certificate  Insurer (any  Custodian  being so  obligated  under a Custodial  Agreement).  The
Master  Servicer shall  promptly  notify the related  Seller and  Residential  Funding of such breach or  Repurchase  Event and request that such Seller or  Residential  Funding  either (i)
cure such breach or  Repurchase  Event in all material  respects  within 90 days from the date the Master  Servicer was notified of such breach or  Repurchase  Event or  (ii) purchase  such
Mortgage  Loan from the  Trust  Fund at the  Purchase  Price  and in the  manner  set forth in
Section 2.02.

        Upon  the  discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee  or any
Custodian  of a  breach  of any of  such  representations  and  warranties  set  forth  in the
Assignment  Agreement in respect of any Mortgage Loan which  materially and adversely  affects the interests of the  Certificateholders  or the  Certificate  Insurer in such Mortgage  Loan, the party  discovering  such breach shall give prompt written notice to the other parties (any
Custodian  being so  obligated  under a  Custodial  Agreement)  at the same  time as notice is given pursuant to the preceding  paragraph of any  corresponding  breach of  representation or warranty made in Seller's  Agreement.  The Master Servicer shall promptly  notify  Residential
Funding of such breach of a representation  or warranty set forth in the Assignment  Agreement and request that  Residential  Funding  either (i) cure such breach in all  material  respects within  90 days  from the  date the  Master  Servicer  was  notified  of such  breach  or (ii)
purchase  such  Mortgage  Loan from the Trust Fund within 90 days of the date of such  written notice of such breach at the Purchase Price and in the manner set forth in  Section 2.02,  but only  if the  Mortgage  Loan  has  not  been  purchased  by the  Seller  due  to a  breach  of representation  and warranty of the related  Seller's  Agreement as set forth in the preceding paragraph;  provided that Residential  Funding shall have the option to substitute a Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided that if the breach would cause the Mortgage
Loan to be other than a  "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such  cure or  substitution  must  occur  within  90 days  from the  date the  breach  was discovered.  If the breach of  representation  and warranty  that gave rise to the  obligation to  repurchase  or  substitute  a  Mortgage  Loan  pursuant  to  Section 4  of the  Assignment
Agreement  was the  representation  and  warranty  set forth in clause  (xlvii)  of  Section 4 thereof,  then the Master  Servicer  shall request that  Residential  Funding pay to the Trust
Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence, an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf  of the Trust  Fund,  and that  directly  resulted  from  such  breach,  or if incurred  and paid by the  Trust  Fund  thereafter,  concurrently  with such  payment.  In the event that Residential  Funding elects to substitute a Qualified  Substitute  Mortgage Loan or
Loans for a Deleted  Mortgage Loan pursuant to this  Section 2.04,  Residential  Funding shall deliver  to the  Trustee  for the  benefit  of the  Certificateholders  with  respect  to such
Qualified  Substitute  Mortgage Loan or Loans,  the original  Mortgage Note, the Mortgage,  an
Assignment  of the Mortgage in recordable  form,  and such other  documents and  agreements as are required by  Section 2.01,  with the Mortgage Note  endorsed as required by  Section 2.01.
No  substitution  will be made in any  calendar  month after the  Determination  Date for such month.  Monthly  Payments  due with  respect to  Qualified  Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the Trust Fund and will be retained by the Master
Servicer and remitted by the Master  Servicer to  Residential  Funding on the next  succeeding
Distribution  Date. For the month of  substitution,  distributions  to the  Certificateholders will  include  the  Monthly  Payment  due on a  Deleted  Mortgage  Loan  for  such  month  and thereafter  Residential  Funding  shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage  Loan.  The Master  Servicer  shall amend or cause to be amended the
Mortgage  Loan  Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or
Loans and the Master  Servicer  shall  deliver  the  amended  Mortgage  Loan  Schedule  to the
Trustee.  Upon such  substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject  to the  terms  of  this  Agreement  and the  related  Subservicing  Agreement  in all respects,  the related Seller shall be deemed to have made the  representations and warranties with respect to the Qualified  Substitute  Mortgage Loan made in the related Seller Agreements as of the  date of  substitution,  Residential  Funding  shall  be  deemed  to have  made  the representations  and warranties with respect to the Qualified  Substitute Mortgage Loan (other than those of a statistical  nature)  contained in the Assignment  Agreement as of the date of
substitution,   and  the  covenants,   representations   and  warranties  set  forth  in  this
Section 2.04, and in Section 2.03(b) hereof.

        In connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage
Loans for one or more Deleted  Mortgage Loans,  the Master Servicer shall determine the amount
(if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage
Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such Deleted  Mortgage Loans (in each case after  application of the principal  portion of the  Monthly  Payments  due in the month of  substitution  that are to be  distributed  to the
Certificateholders  in the  month of  substitution).  Residential  Funding  shall  deposit  or cause the related Seller to deposit the amount of such  shortfall  into the Custodial  Account on the day of substitution,  without any  reimbursement  therefor.  Residential  Funding shall give notice in writing to the Trustee of such event,  which notice shall be  accompanied by an
Officers'   Certificate   as  to  the   calculation   of  such   shortfall   and  (subject  to
Section 10.01(f))  by an Opinion of Counsel  to the  effect  that such  substitution  will not cause (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1)  of the Code or on
"contributions  after  the  startup  date"  under  Section 860G(d)(1)  of the  Code or (b) any portion  of any REMIC  created  hereunder  to fail to  qualify as a REMIC at any time that any
Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential  Funding, as the case may be, to cure such breach or purchase  (and in the case of  Residential  Funding to  substitute  for)  such  Mortgage  Loan as to  which  such a  breach  has  occurred  and is continuing and to make any  additional  payments  required  under the Assignment  Agreement in connection  with a breach of the  representation  and warranty in clause  (xlvii) of Section 4
thereof  shall   constitute  the  sole  remedy   respecting  such  breach   available  to  the
Certificateholders  (other  than the  Certificate  Insurer)  or the  Trustee  on behalf of the
Certificateholders   (other  than  the  Certificate   Insurer).  If  the  Master  Servicer  is
Residential  Funding,  then the Trustee shall also have the right (i) to give the notification and require the purchase or  substitution  provided for in the second  preceding  paragraph in the event of such a breach of a  representation  or warranty  made by  Residential  Funding in the  Assignment  Agreement  or (ii) to give the  notification  and  require  the  purchase  or substitution  provided for in Section 6 of the Assignment  Agreement.  In connection  with the purchase of or  substitution  for any such Mortgage Loan by Residential  Funding,  the Trustee shall  assign to  Residential  Funding all of the right,  title and interest in respect of the
Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates; Conveyance of REMIC-I Regular
                      Interests.

(a)     The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Mortgage  Files to it, or any  Custodian  on its  behalf,  subject  to any  exceptions noted,  together  with the  assignment  to it of all other assets  included in the Trust Fund, receipt of which is hereby  acknowledged.  Concurrently  with such  delivery  and in  exchange therefor,  the  Trustee,  pursuant  to the  written  request of the  Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and  delivered to or upon the order of the Depositor the  Certificates in authorized  denominations  which evidence ownership of the entire Trust Fund.

(b)     The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey in trust to the Trustee without recourse all the right,  title and interest of the  Depositor in and to the REMIC I  Regular  Interests for
the benefit of the holders of the Regular  Certificates and the Class R-II  certificates.  The
Trustee   acknowledges   receipt  of  the  REMIC I  Regular   Interests  (each  of  which  are
uncertificated)  and declares  that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Regular  Certificates  and the Class R-II  Certificates.
The  interests   evidenced  by  the   Class R-II   Certificate,   together  with  the  Regular
Certificates, constitute the entire beneficial ownership interest in REMIC II.

Section 2.06.  Purposes and Powers of the Trust.

        The  purpose  of the  trust,  as  created  hereunder,  is to engage  in the  following activities:

        (a)    to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

        (b)    to enter into and perform its obligations under this Agreement;

        (c)    to engage in those  activities  that are  necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

        (d)    subject to compliance with this Agreement,  to engage in such other  activities as may be  required  in  connection  with  conservation  of the Trust  Fund and the  making of distributions to the Certificateholders.

        The   trust  is  hereby   authorized   to   engage   in  the   foregoing   activities.
Notwithstanding  the provisions of  Section 11.01,  the trust shall not engage in any activity other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this Agreement while any Certificate is outstanding,  and this  Section 2.06  may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority  of the aggregate Voting Rights of the Certificates.

Section 2.07.  Agreement Regarding Ability to Disclose.

        The Depositor, the Master Servicer and the Trustee hereby agree that,  notwithstanding any other  express or implied  agreement  to the  contrary,  any and all  Persons,  and any of their respective employees,  representatives,  and other agents may disclose, immediately upon commencement of discussions,  to any and all Persons,  without limitation of any kind, the tax treatment  and tax  structure of the  transaction  and all  materials  of any kind  (including opinions  or  other  tax  analyses)  that are  provided  to any of them  relating  to such tax treatment  and  tax  structure.  For  purposes  of  this  paragraph,  the  terms  "tax,"  "tax treatment,"  "tax  structure,"  and "tax  benefit"  are defined  under  treasury  regulationss.
1.6011-4(c).

ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master  Servicer  shall service and  administer  the Mortgage  Loans in accordance with  the  terms  of  this  Agreement  and  the  respective  Mortgage  Loans,  following  such procedures  as it would  employ in its good faith  business  judgment and which are normal and usual in its general mortgage servicing  activities,  and shall have full power and authority, acting alone or through  Subservicers  as provided in  Section 3.02,  to do any and all things
which  it  may  deem   necessary  or  desirable  in   connection   with  such   servicing  and
administration.  Without  limiting the  generality of the  foregoing,  the Master  Servicer in its own name or in the  name of a  Subservicer  is  hereby  authorized  and  empowered  by the
Trustee  when  the  Master  Servicer  or the  Subservicer,  as the case  may be,  believes  it
appropriate   in  its  best   judgment,   to   execute   and   deliver,   on   behalf  of  the
Certificateholders  and the Trustee or any of them, any and all  instruments  of  satisfaction or  cancellation,  or of partial or full release or discharge,  or of consent to assumption or modification  in connection with a proposed  conveyance,  or of assignment of any Mortgage and
Mortgage Note in connection  with the  repurchase of a Mortgage Loan and all other  comparable instruments,  or with  respect to the  modification  or  re-recording  of a  Mortgage  for the purpose of correcting  the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution  or  completion  of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related insurer,  the  acquisition  of any  property  acquired  by  foreclosure  or  deed  in  lieu of foreclosure,  or the  management,  marketing  and  conveyance  of  any  property  acquired  by foreclosure  or deed in lieu of  foreclosure  with  respect  to the  Mortgage  Loans  and with
respect  to  the  Mortgaged  Properties.   The  Master  Servicer  further  is  authorized  and
empowered  by the Trustee,  on behalf of the  Certificateholders  and the Trustee,  in its own
name or in the name of the Subservicer,  when the Master Servicer or the  Subservicer,  as the case may be,  believes it is  appropriate  in its best  judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage Loan on the
MERS(R)System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them,  any and all  instruments  of assignment and other  comparable  instruments  with respect  to such  assignment  or  re-recording  of a Mortgage  in the name of MERS,  solely as nominee for the Trustee and its  successors and assigns.  Any expenses  incurred in connection with the actions  described in the preceding  sentence  shall be borne by the Master  Servicer in accordance with Section 3.16(c),  with no right of reimbursement;  provided,  that if, as a result of MERS  discontinuing  or becoming  unable to continue  operations in connection  with the MERS(R)System,  it becomes  necessary to remove any Mortgage Loan from  registration on the
MERS(R)System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any  related  expenses  shall  be  reimbursable  to  the  Master  Servicer  as  set  forth  in
Section 3.10(a)(ii).  Notwithstanding the foregoing,  subject to  Section 3.07(a),  the Master
Servicer shall not permit any  modification  with respect to any Mortgage Loan that would both constitute  a sale or exchange of such  Mortgage  Loan within the meaning of  Section 1001  of the Code and any proposed,  temporary or final regulations  promulgated thereunder (other than in connection  with a proposed  conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment  in Full  pursuant to  Section 3.13(d)  hereof) and cause any REMIC created  hereunder  to fail to qualify as a REMIC under the Code.  The Trustee  shall  furnish the Master Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master  Servicer to service  and  administer  the  Mortgage  Loans.  The Trustee shall not be liable for any action taken by the Master  Servicer or any  Subservicer  pursuant
to  such  powers  of  attorney  or  other  documents.   In  servicing  and  administering  any
Nonsubserviced  Mortgage Loan, the Master Servicer shall, to the extent not inconsistent  with this  Agreement,  comply with the Program Guide as if it were the  originator of such Mortgage
Loan and had retained the servicing rights and obligations in respect thereof.

        If the  Mortgage  relating  to a  Mortgage  Loan  did not  have a lien  senior  to the
Mortgage  Loan on the  related  Mortgaged  Property as of the  Cut-off  Date,  then the Master
Servicer,  in such  capacity,  may not  consent to the placing of a lien senior to that of the
Mortgage on the related  Mortgaged  Property.  If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related  Mortgaged  Property as of the Cut-off Date, then the Master  Servicer,  in such  capacity,  may  consent to the  refinancing  of the prior senior lien, provided that the following requirements are met:

               (i)    (A)    the   Mortgagor's   debt-to-income   ratio  resulting  from  such
refinancing is less than the original  debt-to-income  ratio as set forth on the Mortgage Loan
Schedule;  provided,  however, that in no instance shall the resulting Combined  Loan-to-Value
Ratio  ("Combined  Loan-to-Value  Ratio") of such Mortgage Loan be higher than that  permitted by the Program Guide; or

                      (B)    the  resulting  Combined  Loan-to-Value  Ratio  of such  Mortgage
Loan is no higher than the Combined  Loan-to-Value Ratio prior to such refinancing;  provided, however,  if such  refinanced  mortgage loan is a "rate and term" mortgage loan (meaning,  the
Mortgagor does not receive any cash from the refinancing),  the Combined  Loan-to-Value  Ratio may increase to the extent of either (x) the reasonable  closing costs of such  refinancing or
(y) any decrease in the value of the related Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide;

               (ii)   the  interest  rate,  or,  in the case of an  adjustable  rate  existing senior lien, the maximum  interest rate,  for the loan  evidencing the refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest  rate, as the case may be, on the loan  evidencing  the  existing  senior lien  immediately  prior to the date of such  refinancing;  provided,  however (A) if the loan  evidencing  the  existing  senior lien prior  to the  date of  refinancing  has an  adjustable  rate  and  the  loan  evidencing  the refinanced  senior  lien  has a fixed  rate,  then  the  current  interest  rate  on the  loan evidencing  the  refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing  the  existing  senior  lien and (B) if the loan  evidencing  the existing  senior  lien  prior  to the  date of  refinancing  has a  fixed  rate  and the  loan evidencing the refinanced  senior lien has an adjustable  rate, then the maximum interest rate on the loan  evidencing  the  refinanced  senior  lien  shall be less than or equal to (x) the interest  rate  on the  loan  evidencing  the  existing  senior  lien  prior  to the  date  of refinancing plus (y) 2.0%; and

               (iii)  the  loan  evidencing  the  refinanced  senior  lien is not  subject  to negative amortization.

(b)     The Master Servicer shall, to the extent  consistent with the servicing  standards set forth herein,  take  whatever  actions as may be necessary to file a claim under or enforce or allow the  Trustee to file a claim under or enforce any title  insurance  policy with  respect to any  Mortgage  Loan  including,  without  limitation,  joining in or causing  any Seller or
Subservicer  (or any other party in possession of any title  insurance  policy) to join in any claims  process,  negotiations,  actions or  proceedings  necessary  to make a claim  under or enforce  any  title  insurance  policy.  Notwithstanding  anything  in this  Agreement  to the contrary,  the Master  Servicer  shall not (unless the Mortgagor is in default with respect to the  Mortgage  Loan or such  default is, in the  judgment of the Master  Servicer,  reasonably foreseeable)  make or  permit  any  modification,  waiver,  or  amendment  of any  term of any
Mortgage  Loan that would both  (i) effect  an exchange or  reissuance  of such  Mortgage Loan under  Section 1001  of the  Code  (or  final,  temporary  or  proposed  Treasury  regulations promulgated  thereunder)  (other than in connection  with a proposed  conveyance or assumption of such  Mortgage  Loan  that is  treated  as a  Principal  Prepayment  in  Full  pursuant  to
Section 3.13(d)  hereof)  and (ii) cause any REMIC  formed  hereunder  to fail to qualify as a
REMIC  under  the  Code  or  the  imposition  of  any  tax  on  "prohibited  transactions"  or
"contributions" after the startup date under the REMIC Provisions.

(c)     In  connection  with  servicing  and  administering  the  Mortgage  Loans,  the Master
Servicer  and  any  Affiliate  of the  Master  Servicer  (i)  may  perform  services  such  as appraisals  and  brokerage  services  that are  customarily  provided  by  Persons  other than servicers of mortgage  loans,  and shall be entitled to  reasonable  compensation  therefor in accordance  with  Section 3.10  and (ii)  may,  at its own  discretion  and on  behalf  of the
Trustee, obtain credit information in the form of a "credit score" from a Credit Repository.

(d)     All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments on the  properties  subject to the Mortgage Loans shall not, for the purpose of calculating monthly  distributions to the  Certificateholders,  be added to the amount  owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such costs  shall be  recoverable  to the extent  permitted  by
Section 3.10(a)(ii).

(e)     The Master  Servicer  may enter into one or more  agreements  in  connection  with the
offering  of  pass-through   certificates   evidencing   interests  in  one  or  more  of  the
Certificates  providing  for the  payment by the Master  Servicer  of amounts  received by the
Master Servicer as servicing  compensation  hereunder and required to cover certain Prepayment
Interest  Shortfalls on the Mortgage  Loans,  which payment  obligation  will thereafter be an obligation of the Master Servicer hereunder.

(f)     The  relationship of the Master Servicer (and of any successor to the Master Servicer)
to  the  Depositor  under  this  Agreement  is  intended  by  the  parties  to be  that  of an independent contractor and not that of a joint venturer, partner or agent.

(g)     The  Master  Servicer  shall  comply  with the terms of  Section 9  of the  Assignment
Agreement.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                      of Subservicers' Obligations.

(a)     The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and  Subservicers  prior to the execution and delivery of this Agreement, and may enter into new  Subservicing  Agreements  with  Subservicers,  for the  servicing  and administration  of all or some of the Mortgage  Loans.  Each  Subservicer  shall be either (i)
an  institution  the  accounts  of which are insured by the FDIC or (ii)  another  entity that engages in the business of originating or servicing  mortgage loans,  and in either case shall be  authorized  to transact  business  in the state or states in which the  related  Mortgaged
Properties it is to service are situated,  if and to the extent  required by applicable law to enable the  Subservicer  to  perform  its  obligations  hereunder  and under the  Subservicing
Agreement,  and in either case shall be a Freddie  Mac,  Fannie Mae or HUD  approved  mortgage servicer.  Each  Subservicer  of a Mortgage  Loan shall be entitled to receive and retain,  as provided in the related Subservicing  Agreement and in Section 3.07,  the related Subservicing
Fee from  payments of interest  received on such  Mortgage  Loan after  payment of all amounts required to be  remitted to the Master  Servicer  in respect of such  Mortgage  Loan.  For any
Mortgage Loan that is a  Nonsubserviced  Mortgage Loan, the Master  Servicer shall be entitled to receive and retain an amount  equal to the  Subservicing  Fee from  payments  of  interest.
Unless the context  otherwise  requires,  references in this  Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage  Loans include  actions taken or to be taken by a  Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement
will be upon  such  terms  and  conditions  as are  generally  required  by,  permitted  by or consistent  with the Program  Guide and are not  inconsistent  with this  Agreement and as the
Master Servicer and the  Subservicer  have agreed.  With the approval of the Master  Servicer, a Subservicer  may delegate its  servicing  obligations  to  third-party  servicers,  but such
Subservicer  will  remain  obligated  under the  related  Subservicing  Agreement.  The Master
Servicer  and a  Subservicer  may  enter  into  amendments  thereto  or a  different  form  of
Subservicing  Agreement,  and the form  referred to or included in the Program Guide is merely provided for  information  and shall not be deemed to limit in any respect the  discretion  of the Master  Servicer  to modify or enter into  different  Subservicing  Agreements;  provided, however,  that any such  amendments  or  different  forms  shall  be  consistent  with and not violate the  provisions of either this  Agreement or the Program Guide in a manner which would materially and adversely  affect the interests of the  Certificateholders  or the  Certificate
Insurer.  The Program  Guide and any other  Subservicing  Agreement  entered  into between the
Master  Servicer and any  Subservicer  shall require the  Subservicer  to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the  Trustee,  the  Certificateholders  and the  Certificate  Insurer,  shall  use its best reasonable  efforts  to  enforce  the  obligations  of  each  Subservicer  under  the  related
Subservicing  Agreement  and of each  Seller  under the  related  Seller's  Agreement,  to the extent  that the  non-performance  of any such  obligation  would have a material  and adverse effect on a Mortgage  Loan,  including,  without  limitation,  the  obligation  to  purchase a
Mortgage  Loan on account of defective  documentation,  as described  in  Section 2.02,  or on account of a breach of a  representation  or  warranty,  as described  in  Section 2.04.  Such enforcement,  including,  without limitation,  the legal prosecution of claims, termination of
Subservicing  Agreements  or Seller's  Agreements,  as  appropriate,  and the pursuit of other appropriate  remedies,  shall be in such form and  carried  out to such an extent  and at such time as the Master  Servicer  would employ in its good faith  business  judgment and which are normal and usual in its general  mortgage  servicing  activities.  The Master  Servicer  shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only
(i) from a general recovery  resulting from such enforcement to the extent,  if any, that such recovery  exceeds  all  amounts  due in respect of the  related  Mortgage  Loan or (ii) from a specific  recovery of costs,  expenses or attorneys  fees against the party  against whom such enforcement  is  directed.  For purposes of  clarification  only,  the parties  agree that the foregoing  is not intended  to, and does not,  limit the ability of the Master  Servicer to be reimbursed  for expenses that are incurred in connection  with the  enforcement  of a Seller's obligations and are reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled to terminate any  Subservicing  Agreement that may exist in  accordance  with the terms and  conditions  of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination  of any  Subservicing  Agreement by the Master  Servicer or the  Subservicer,  the
Master  Servicer  shall  either act as servicer of the related  Mortgage  Loan or enter into a
Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer  or any  Affiliate  of  Residential
Funding  acts  as  servicer,  it  will  not  assume  liability  for  the  representations  and warranties  of the  Subservicer  which it  replaces.  If the  Master  Servicer  enters  into a
Subservicing  Agreement  with  a  successor   Subservicer,   the  Master  Servicer  shall  use
reasonable   efforts   to  have  the   successor   Subservicer   assume   liability   for  the
representations  and warranties  made by the terminated  Subservicer in respect of the related
Mortgage  Loans and, in the event of any such  assumption  by the successor  Subservicer,  the
Master  Servicer  may,  in the  exercise of its  business  judgment,  release  the  terminated
Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to  agreements  or  arrangements  between the Master  Servicer  or a  Subservicer  or reference to actions taken  through a Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated and liable to the Trustee,  Certificateholders  and the Certificate  Insurer
for the servicing and  administering  of the Mortgage Loans in accordance  with the provisions of  Section 3.01  without  diminution  of such  obligation  or  liability  by  virtue  of such
Subservicing  Agreements or arrangements or by virtue of indemnification  from the Subservicer or the  Depositor  and to the same  extent and under the same terms and  conditions  as if the
Master  Servicer  alone were  servicing  and  administering  the  Mortgage  Loans.  The Master
Servicer  shall be  entitled  to enter into any  agreement  with a  Subservicer  or Seller for indemnification  of the Master  Servicer  and nothing  contained  in this  Agreement  shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders.

        Any  Subservicing  Agreement  that may be entered into and any other  transactions  or services  relating to the Mortgage  Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer  and the Master  Servicer alone,  and the Trustee and  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the Subservicer in its capacity as such except as set forth in  Section 3.06.  The foregoing  provision  shall not in any  way  limit  a  Subservicer's  obligation  to  cure an  omission  or  defect  or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     In the event  the  Master  Servicer  shall  for any  reason  no  longer be the  master servicer  (including  by reason of an Event of  Default),  the Trustee,  as  successor  Master
Servicer,  its  designee  or its  successor  shall  thereupon  assume  all of the  rights  and obligations  of the Master  Servicer  under  each  Subservicing  Agreement  that may have been entered into.  The Trustee,  its designee or the  successor  servicer for the Trustee shall be deemed to have  assumed all of the Master  Servicer's  interest  therein and to have  replaced the Master  Servicer  as a party to the  Subservicing  Agreement  to the same extent as if the
Subservicing  Agreement  had been  assigned  to the  assuming  party  except  that the  Master
Servicer  shall  not  thereby  be  relieved  of  any  liability  or   obligations   under  the
Subservicing Agreement.

(b)     The Master  Servicer  shall,  upon  request of the  Trustee  but at the expense of the
Master  Servicer,  deliver to the assuming  party all documents  and records  relating to each
Subservicing  Agreement  and the  Mortgage  Loans then being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best  efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

(c)     Unless a  Certificate  Insurer  Default  exists,  the Master  Servicer  will, if it is authorized  to  do  so  under  the  relevant  Subservicing  Agreement,  upon  request  of  the
Certificate  Insurer at a time when the  Certificate  Insurer  may remove the Master  Servicer under the terms hereof, terminate any Subservicing Agreement.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Master Servicer shall make  reasonable  efforts to collect all payments called for under  the  terms and  provisions  of the  Mortgage  Loans,  and  shall,  to the  extent  such procedures  shall be  consistent  with this  Agreement  and the terms  and  provisions  of any related Primary  Insurance  Policy,  follow such  collection  procedures as it would employ in its good  faith  business  judgment  and which are normal  and usual in its  general  mortgage servicing  activities.  Consistent  with  the  foregoing,  the  Master  Servicer  may  in  its discretion  (subject to the terms and  conditions of the Assignment  Agreement)  (i) waive any late  payment  charge or any  prepayment  charge or penalty  interest in  connection  with the prepayment  of a Mortgage  Loan and (ii)  extend the Due Date for  payments  due on a Mortgage
Loan in accordance with the Program Guide,  provided,  however, that the Master Servicer shall first  determine  that any such  waiver or  extension  will not  impair  the  coverage  of any related  Primary  Insurance  Policy or  materially  adversely  affect the lien of the  related
Mortgage.  Notwithstanding  anything in this  Section to the contrary,  the Master Servicer or any Subservicer  shall not enforce any prepayment  charge to the extent that such  enforcement would violate any applicable  law. In the event of any such  arrangement,  the Master Servicer shall make timely  advances  on the  related  Mortgage  Loan  during the  scheduled  period in accordance with the amortization  schedule of such Mortgage Loan without  modification thereof by reason of such  arrangements  unless  otherwise  agreed to by the Holders of the Classes of
Certificates  affected  thereby;  provided,  however,  that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement, the Master  Servicer may also waive,  modify or vary any term of any Mortgage  Loan or consent to  the  postponement  of  strict  compliance  with  any  such  term  or in any  manner  grant
indulgence  to  any  Mortgagor  if  in  the  Master  Servicer's   determination  such  waiver,
modification,  postponement  or indulgence is not  materially  adverse to the interests of the
Certificateholders  or the  Certificate  Insurer  (taking into account any estimated  Realized
Loss that might result absent such action),  provided,  however,  that the Master Servicer may not  modify  materially  or permit any  Subservicer  to modify any  Mortgage  Loan,  including without  limitation any modification that would change the Mortgage Rate,  forgive the payment of any  principal  or  interest  (unless in  connection  with the  liquidation  of the related
Mortgage  Loan  or  except  in   connection   with   prepayments   to  the  extent  that  such
reamortization  is not  inconsistent  with the terms of the  Mortgage  Loan),  capitalize  any amounts  owing on the  Mortgage  Loan by  adding  such  amount  to the  outstanding  principal balance  of the  Mortgage  Loan,  or extend the final  maturity  date of such  Mortgage  Loan, unless such  Mortgage  Loan is in default or, in the  judgment  of the Master  Servicer,  such default is reasonably  foreseeable.  No such modification  shall reduce the Mortgage Rate on a
Mortgage  Loan below the  greater of  (A) one-half  of the  Mortgage  Rate as in effect on the
Cut-off  Date  and  (B) one-half  of the  Mortgage  Rate  as in  effect  on the  date  of such modification,  but not less than the sum of the Servicing Fee Rate,  the  Certificate  Insurer
Premium  Modified  Rate and the per annum  rate at which the  Subservicing  Fee  accrues.  The final  maturity  date for any Mortgage  Loan shall not be extended  beyond the Maturity  Date.
Also, the aggregate  principal  balance of all Reportable  Modified  Mortgage Loans subject to
Servicing  Modifications  (measured at the time of the Servicing Modification and after giving effect  to any  Servicing  Modification)  can be no more than five  percent  of the  aggregate principal  balance of the Mortgage  Loans as of the Cut-off  Date,  provided,  that such limit may be increased from time to time if each Rating Agency provides  written  confirmation  that an  increase  in excess of that limit will not reduce  the  rating  assigned  to any  Class of
Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing Date by such Rating Agency  (without  regard to the Certificate  Guaranty Insurance Policy).  In addition,  any amounts owing on a Mortgage
Loan  added  to the  outstanding  principal  balance  of such  Mortgage  Loan  must  be  fully amortized  over  the  term of such  Mortgage  Loan,  and  such  amounts  may be  added  to the outstanding  principal  balance of a Mortgage  Loan only once during the life of such Mortgage
Loan.  Also,  the  addition of such  amounts  described  in the  preceding  sentence  shall be implemented in accordance  with the Program Guide and may be implemented  only by Subservicers that have been  approved by the Master  Servicer for such  purposes.  In  connection  with any
Curtailment of a Mortgage Loan, the Master Servicer,  to the extent not inconsistent  with the terms of the Mortgage  Note and local law and  practice,  may permit the  Mortgage  Loan to be re-amortized  such that the  Monthly  Payment  is  recalculated  as an amount  that will fully amortize the remaining  principal  balance thereof by the original  maturity date based on the original  Mortgage  Rate;  provided,  that such  reamortization  shall not be  permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)     The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the
Master  Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise
specifically   provided   herein,   the  following   payments  and  collections   remitted  by
Subservicers  or received by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off
Date  (other  than in respect of Monthly  Payments  due before or in the month of the  Cut-off
Date):

(i)     All  payments  on  account  of  principal,  including  Principal  Prepayments  made by
Mortgagors on the Mortgage  Loans and the principal  component of any  Subservicer  Advance or of any REO Proceeds  received in connection  with an REO Property for which an REO Disposition has occurred;

(ii)    All  payments on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage
Loans,  including  the interest  component of any  Subservicer  Advance or of any REO Proceeds
received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance  Proceeds,  Subsequent  Recoveries  and  Liquidation  Proceeds  (net  of any
related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased  pursuant to Section 2.02,  2.03, 2.04 or
4.07 (including  amounts received from  Residential  Funding pursuant to the last paragraph of
Section 4 of the  Assignment  Agreement in respect of any  liability,  penalty or expense that resulted  from a breach of the  representation  and  warranty  set forth in clause  (xlvii) of
Section 4  of  the  Assignment  Agreement)  and  all  amounts  required  to  be  deposited  in connection  with  the  substitution  of a  Qualified  Substitute  Mortgage  Loan  pursuant  to
Section 2.03 or 2.04; and

(v)     Any amounts required to be deposited pursuant to  Section 3.07(c)  and any payments or collections received in the nature of prepayment charges.

The foregoing  requirements for deposit in the Custodial Account shall be exclusive,  it being understood and agreed that,  without  limiting the  generality of the  foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of Monthly  Payments due before or in the month of the Cut-off  Date) and payments or  collections  consisting  of late payment  charges or  assumption  fees may but need not be deposited by the Master  Servicer in the  Custodial  Account.  In  the  event  any  amount  not  required  to be  deposited  in the
Custodial  Account is so deposited,  the Master  Servicer may at any time withdraw such amount from the  Custodial  Account,  any  provision  herein  to the  contrary  notwithstanding.  The
Custodial  Account  may  contain  funds that  belong to one or more trust  funds  created  for mortgage  pass-through  certificates  of other series and may contain  other funds  respecting payments on mortgage  loans  belonging to the Master  Servicer or serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling of funds,  the Master  Servicer shall keep  records  that  accurately  reflect the funds on deposit in the  Custodial  Account that have been  identified by it as being  attributable  to the Mortgage  Loans.  With respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds,  Subsequent  Recoveries and the
proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received  in any  calendar  month,  the Master  Servicer  may elect to treat  such  amounts as included  in the  Available  Distribution  Amount  for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be  deemed  to have been  received  (and any  related  Realized  Loss  shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master  Servicer shall use its best efforts to cause the  institution  maintaining the  Custodial  Account  to invest  the funds in the  Custodial  Account  attributable  to the
Mortgage  Loans in Permitted  Investments  which shall  mature not later than the  Certificate
Account  Deposit Date next  following the date of such  investment  (with the exception of the
Amount  Held for Future  Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage
Loans  shall be  deposited  in the  Custodial  Account by the Master  Servicer  out of its own
funds immediately as realized.

(d)     The Master  Servicer  shall give notice to the Trustee and the Depositor of any change in the location of the  Custodial  Account and the location of the  Certificate  Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those  cases  where a  Subservicer  is  servicing  a Mortgage  Loan  pursuant  to a
Subservicing  Agreement,  the Master  Servicer  shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts  which shall be an Eligible Account or, if such account is not an Eligible  Account,  shall generally satisfy  the  requirements  of the Program  Guide and be  otherwise  acceptable  to the Master
Servicer,  the Certificate  Insurer and each Rating Agency.  The Subservicer  will be required thereby to deposit  into the  Subservicing  Account on a daily basis all  proceeds of Mortgage
Loans received by the Subservicer,  less its Subservicing  Fees and unreimbursed  advances and expenses,  to  the  extent  permitted  by the  Subservicing  Agreement.  If  the  Subservicing
Account is not an  Eligible  Account,  the Master  Servicer  shall be deemed to have  received such monies upon receipt thereof by the  Subservicer.  The  Subservicer  shall not be required to deposit in the  Subservicing  Account payments or collections in the nature of late charges or assumption  fees, or payments or collections  received in the nature of prepayment  charges to the extent  that the  Subservicer  is  entitled  to retain  such  amounts  pursuant  to the
Subservicing  Agreement.  On or before the date  specified  in the  Program  Guide,  but in no event later than the  Determination  Date, the Master  Servicer  shall cause the  Subservicer, pursuant to the  Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the
Custodial  Account all funds held in the  Subservicing  Account with respect to each  Mortgage
Loan  serviced by such  Subservicer  that are required to be remitted to the Master  Servicer.
The Subservicer will also be required,  pursuant to the Subservicing  Agreement, to advance on such  scheduled  date of remittance  amounts equal to any scheduled  monthly  installments  of principal  and interest  less its  Subservicing  Fees on any Mortgage  Loans for which payment was not  received  by the  Subservicer.  This  obligation  to  advance  with  respect  to each
Mortgage Loan will  continue up to and including the first of the month  following the date on which the  related  Mortgaged  Property  is sold at a  foreclosure  sale or is acquired by the
Trust Fund by deed in lieu of  foreclosure  or otherwise.  All such  advances  received by the
Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the  Custodial  Account  interest at the Adjusted
Mortgage  Rate (or Modified Net Mortgage  Rate plus the rate per annum at which the  Servicing
Fee and the  Certificate  Insurer  Premium  Modified  Rate  accrues  in the case of a Modified
Mortgage Loan) on any Curtailment  received by such  Subservicer in respect of a Mortgage Loan from the  related  Mortgagor  during any month that is to be  applied  by the  Subservicer  to reduce the unpaid  principal  balance of the related Mortgage Loan as of the first day of such month,  from the date of  application  of such  Curtailment  to the first day of the following month.  Any amounts paid by a  Subservicer  pursuant to the  preceding  sentence  shall be for the benefit of the Master Servicer as additional  servicing  compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate  Account, the Master Servicer
shall for any  Nonsubserviced  Mortgage Loan, and shall cause the Subservicers for Subserviced
Mortgage  Loans to,  establish  and  maintain one or more  Servicing  Accounts and deposit and retain therein all  collections  from the Mortgagors (or advances from  Subservicers)  for the payment of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if  applicable,  or  comparable  items  for the  account  of the  Mortgagors.  Each  Servicing
Account  shall  satisfy  the  requirements  for a  Subservicing  Account  and,  to the  extent permitted  by the Program  Guide or as is otherwise  acceptable  to the Master  Servicer,  may also  function as a  Subservicing  Account.  Withdrawals  of amounts  related to the  Mortgage
Loans  from the  Servicing  Accounts  may be made  only to  effect  timely  payment  of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if applicable, or comparable  items, to reimburse the Master Servicer or Subservicer out of related  collections for any  payments  made  pursuant to  Sections  3.11 (with  respect to the  Primary  Insurance
Policy) and 3.12(a) (with respect to hazard  insurance),  to refund to any Mortgagors any sums as may be determined to be overages,  to pay interest,  if required, to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the  termination of this Agreement in accordance  with  Section 9.01  or in accordance  with the Program Guide.
As part of its  servicing  duties,  the Master  Servicer  shall,  and the  Subservicers  will, pursuant to the  Subservicing  Agreements,  be required to pay to the  Mortgagors  interest on funds in this account to the extent required by law.

(d)     The  Master  Servicer  shall  advance  the  payments  referred  to  in  the  preceding subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such  payment is intended is due,  but the
Master  Servicer  shall be required so to advance  only to the extent that such  advances,  in the good faith judgment of the Master  Servicer,  will be  recoverable by the Master  Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In  the  event  that  compliance  with  this  Section 3.09  shall  make  any  Class of
Certificates  legal for investment by federally  insured  savings and loan  associations,  the
Master  Servicer shall provide,  or cause the  Subservicers  to provide,  to the Trustee,  the
Office of Thrift  Supervision  or the FDIC and the  supervisory  agents and examiners  thereof access to the  documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded without charge but only upon reasonable  request and during normal  business hours at the offices  designated by the Master
Servicer.  The Master  Servicer  shall  permit  such  representatives  to  photocopy  any such
documentation   and  shall  provide   equipment  for  that  purpose  at  a  charge  reasonably
approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided  herein,  make withdrawals from the  Custodial  Account of  amounts  on deposit  therein  pursuant  to  Section 3.07  that are attributable to the Mortgage Loans for the following purposes:

(i)     to make  deposits  into the  Certificate  Account  in the  amounts  and in the  manner provided for in Section 4.01;

(ii)    to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,
Servicing  Advances or other expenses made pursuant to Sections  3.01,  3.07(a),  3.08,  3.11,
3.12(a),  3.14 and 4.04 or  otherwise  reimbursable  pursuant to the terms of this  Agreement, such  withdrawal  right  being  limited to amounts  received  on the  related  Mortgage  Loans
(including,  for this purpose,  REO Proceeds,  Insurance  Proceeds,  Liquidation  Proceeds and
proceeds from the purchase of a Mortgage Loan pursuant to  Section 2.02,  2.03,  2.04 or 4.07)
which represent (A) Late  Collections of Monthly  Payments for which any such advance was made in the case of Subservicer  Advances or Advances  pursuant to Section 4.04 and  (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)   to pay to  itself or the  related  Subservicer  (if not  previously  retained  by such
Subservicer)  out of each payment  received by the Master Servicer on account of interest on a
Mortgage Loan as  contemplated  by Sections  3.14 and 3.16, an amount equal to that  remaining portion of any such  payment as to interest  (but not in excess of the  Servicing  Fee and the
Subservicing  Fee,  if not  previously  retained)  which,  when  deducted,  will result in the remaining  amount  of such  interest  being  interest  at a rate  per  annum  equal to the Net
Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) plus the Certificate  Insurer Premium  Modified Rate, on the amount  specified in the  amortization schedule of the related  Mortgage  Loan as the principal  balance  thereof at the beginning of the  period  respecting  which such  interest  was paid after  giving  effect to any  previous
Curtailments;

(iv)    to pay to itself as  additional  servicing  compensation  any  interest or  investment income earned on funds and other  property  deposited in or credited to the Custodial  Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts  remitted by  Subservicers  as  interest  in respect of  Curtailments  pursuant to
Section 3.08(b);

(vi)    to pay to itself, a Subservicer,  a Seller,  Residential Funding, the Depositor or any
other  appropriate  Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect  thereof  that has been  purchased or  otherwise  transferred  pursuant to
Section 2.02,  2.03,  2.04, 4.07 or 9.01, all amounts  received thereon and not required to be distributed  to  Certificateholders  as of the  date on which  the  related  Stated  Principal
Balance or Purchase Price is determined;

(vii)   to  reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or
Advances in the manner and to the extent  provided in  subsection  (c) below,  and any Advance or Servicing  Advance made in connection with a modified  Mortgage Loan that is in default or, in the  judgment  of the  Master  Servicer,  default is  reasonably  foreseeable  pursuant  to
Section 3.07(a),  to the extent the amount of the  Advance or  Servicing  Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month;

(viii)  to reimburse  itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to Section 3.01(a),  3.11, 3.13, 3.14(c),  6.03, 10.01 or otherwise, or in connection with enforcing any repurchase,  substitution  or  indemnification  obligation of any Seller  (other than the  Depositor or an Affiliate  of the  Depositor)  pursuant to the related Seller's Agreement;

(ix)    to reimburse  itself for amounts  expended by it (a) pursuant to  Section 3.14 in good faith in  connection  with the  restoration  of property  damaged by an Uninsured  Cause,  and
(b) in  connection  with the  liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw any amount deposited in the Custodial  Account that was not required to be deposited  therein  pursuant to  Section 3.07,  including  any payoff fees or penalties or any other additional  amounts payable to the Master Servicer or Subservicer  pursuant to the terms of the Mortgage Note.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the Master  Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related  Mortgage Loan, the Master Servicer shall keep and maintain  separate  accounting, on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal  from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a Mortgage Loan that the Master  Servicer  determines to be a  Nonrecoverable  Advance  by  withdrawal  from the  Custodial  Account of amounts on deposit
therein   attributable  to  the  Mortgage  Loans  on  any  Certificate  Account  Deposit  Date
succeeding  the date of such  determination.  Such  right of  reimbursement  in  respect  of a
Nonrecoverable  Advance  relating  to an Advance  made  pursuant to  Section 4.04  on any such
Certificate  Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously paid to  Certificateholders  (and not  theretofore  reimbursed to the
Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of Primary Insurance Coverage.

(a)     The Master  Servicer  shall not take, or permit any  Subservicer  to take,  any action which would result in noncoverage  under any applicable  Primary  Insurance Policy of any loss which,  but for the actions of the Master  Servicer or  Subservicer,  would have been  covered thereunder.  To the extent  coverage is available,  the Master Servicer shall keep or cause to be kept in full  force and effect  each such  Primary  Insurance  Policy  until the  principal balance of the related  Mortgage  Loan  secured by a  Mortgaged  Property is reduced to 80% or less of the  Appraised  Value at  origination  in the case of such a  Mortgage  Loan  having a
Loan-to-Value  Ratio at  origination  in excess of 80%,  provided that such Primary  Insurance
Policy was in place as of the  Cut-off  Date and the Master  Servicer  had  knowledge  of such
Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such
Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage  Loan, or consent to any
Subservicer  canceling or refusing to renew any such Primary  Insurance Policy applicable to a
Mortgage  Loan  subserviced  by it, that is in effect at the date of the  initial  issuance of the  Certificates  and is  required  to be kept in  force  hereunder  unless  the  replacement
Primary  Insurance  Policy for such  canceled  or  non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability  is  acceptable  to each  Rating  Agency  for  mortgage pass-through  certificates  having  a  rating  equal  to or  better  than  the  lower  of  the then-current  rating or the rating  assigned to the  Certificates  as of the  Closing  Date by such Rating Agency.

(b)     In  connection  with its  activities  as  administrator  and  servicer of the Mortgage
Loans,  the Master Servicer agrees to present or to cause the related  Subservicer to present,
on  behalf  of  the   Master   Servicer,   the   Subservicer,   if  any,   the   Trustee   and
Certificateholders,  claims to the insurer under any Primary Insurance  Policies,  in a timely manner in accordance  with such  policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit  recovery under any Primary  Insurance
Policies  respecting  defaulted  Mortgage  Loans.  Pursuant  to  Section 3.07,  any  Insurance
Proceeds  collected  by or  remitted  to the  Master  Servicer  under  any  Primary  Insurance
Policies  shall be deposited  in the  Custodial  Account,  subject to  withdrawal  pursuant to
Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)     The  Master  Servicer  shall  cause to be  maintained  for  each  Mortgage  Loan  fire insurance  with  extended  coverage in an amount which is equal to the lesser of the principal balance  owing on such  Mortgage Loan  (together  with the  principal  balance of any mortgage loan secured by a lien that is senior to the  Mortgage  Loan) or 100% of the  insurable  value of the improvements;  provided,  however,  that such coverage may not be less than the minimum amount  required to fully  compensate for any loss or damage on a replacement  cost basis.  To the extent it may do so without  breaching  the  related  Subservicing  Agreement,  the Master
Servicer shall replace any Subservicer  that does not cause such  insurance,  to the extent it is  available,  to be  maintained.  The Master  Servicer  shall also cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage Loan, fire  insurance  with  extended  coverage  in an amount  which is at least equal to the amount necessary  to avoid the  application  of any  co-insurance  clause  contained  in the  related hazard  insurance  policy.  Pursuant  to  Section 3.07,  any amounts  collected  by the Master
Servicer  under any such  policies  (other than  amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property  thus  acquired or amounts  released to the Mortgagor in accordance with the Master Servicer's  normal servicing  procedures) shall be deposited in the  Custodial  Account,  subject to  withdrawal  pursuant to  Section 3.10.  Any cost incurred by the Master  Servicer in  maintaining  any such  insurance  shall not, for the purpose of calculating  monthly  distributions to  Certificateholders,  be added to the amount owing  under  the  Mortgage  Loan,  notwithstanding  that the  terms of the  Mortgage  Loan so permit.  Such costs shall be recoverable  by the Master  Servicer out of related late payments by the  Mortgagor  or  out of  Insurance  Proceeds  and  Liquidation  Proceeds  to the  extent permitted  by  Section 3.10.  It  is  understood  and  agreed  that  no  earthquake  or  other additional  insurance is to be required of any Mortgagor or  maintained  on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall  require such  additional  insurance.  Whenever the improvements  securing  a  Mortgage  Loan  are  located  at the  time of  origination  of such
Mortgage Loan in a federally  designated  special flood hazard area, the Master Servicer shall cause flood  insurance (to the extent  available) to be  maintained in respect  thereof.  Such flood  insurance  shall be in an amount  equal to the  lesser of (i) the  amount  required  to compensate  for any loss or damage to the Mortgaged  Property on a replacement  cost basis and
(ii) the maximum amount of such insurance  available for the related Mortgaged  Property under the  national  flood  insurance  program  (assuming  that  the area in  which  such  Mortgaged
Property is located is participating in such program).

        In the event that the  Master  Servicer  shall  obtain  and  maintain  a blanket  fire insurance  policy  with  extended  coverage  insuring  against  hazard  losses  on  all of the
Mortgage  Loans,  it shall  conclusively  be deemed to have  satisfied its  obligations as set forth in the first  sentence  of this  Section 3.12(a),  it being  understood  and agreed that such policy may contain a deductible  clause,  in which case the Master Servicer shall, in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy complying  with the first  sentence of this  Section 3.12(a)  and there shall have been a loss which would have been covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy because of such  deductible  clause.  Any such deposit by the Master  Servicer  shall be made on the  Certificate  Account  Deposit Date next preceding  the  Distribution  Date  which  occurs  in the month  following  the month in which payments  under any such  policy  would  have been  deposited  in the  Custodial  Account.  In connection  with its  activities  as  administrator  and servicer of the Mortgage  Loans,  the
Master Servicer agrees to present,  on behalf of itself,  the Trustee and  Certificateholders, claims under any such blanket policy.

(b)     The Master  Servicer  shall  obtain and  maintain  at its own expense and keep in full force and effect  throughout the term of this Agreement a blanket  fidelity bond and an errors and  omissions  insurance  policy  covering the Master  Servicer's  officers and employees and other  persons  acting on behalf of the Master  Servicer  in  connection  with its  activities under this  Agreement.  The amount of coverage  shall be at least equal to the  coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with  respect to the
Master  Servicer if the Master  Servicer were servicing and  administering  the Mortgage Loans for  Fannie  Mae or Freddie  Mac.  In the event  that any such bond or policy  ceases to be in effect,  the Master  Servicer  shall  obtain a comparable  replacement  bond or policy from an issuer or  insurer,  as the case may be,  meeting  the  requirements,  if any,  of the Program
Guide and  acceptable  to the  Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and  providing the coverage  required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                      Certain Assignments.

(a)     When any  Mortgaged  Property  is conveyed by the  Mortgagor,  the Master  Servicer or
Subservicer,  to  the  extent  it  has  knowledge  of  such  conveyance,   shall  enforce  any
due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable  law and  governmental  regulations,  but only to the extent that such  enforcement will not  adversely  affect or  jeopardize  coverage  under  any  Required  Insurance  Policy.
Notwithstanding  the foregoing:  (i) the Master  Servicer shall not be deemed to be in default under this  Section 3.13(a)  by reason of any transfer or assumption which the Master Servicer is restricted by law from  preventing;  and (ii) if the Master Servicer  determines that it is reasonably  likely  that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare invalid or otherwise  avoid  enforcement of a due-on-sale  clause  contained in any Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale  clause to the extent set forth in  Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a  Mortgagor,  and such  Person is to enter  into an  assumption  or  modification agreement or supplement to the Mortgage Note or Mortgage  which  requires the signature of the
Trustee,  or if an  instrument  of release  signed by the  Trustee is required  releasing  the
Mortgagor from liability on the Mortgage Loan, the Master  Servicer is authorized,  subject to the  requirements  of the sentence next  following,  to execute and deliver,  on behalf of the
Trustee,  the  assumption  agreement  with the Person to whom the Mortgaged  Property is to be conveyed and such  modification  agreement or  supplement  to the Mortgage Note or Mortgage or other  instruments  as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise  to comply with any  applicable  laws  regarding  assumptions  or the transfer of the Mortgaged Property to such Person;  provided,  however, none of such terms and requirements  shall both  constitute  a  "significant  modification"  effecting an exchange or reissuance  of such  Mortgage  Loan under the Code (or final,  temporary or proposed  Treasury regulations  promulgated  thereunder) and cause any REMIC created hereunder to fail to qualify as a REMIC  under  the  Code or the  imposition  of any tax on  "prohibited  transactions"  or
"contributions"  after the Startup Date under the REMIC Provisions.  The Master Servicer shall execute and deliver such  documents  only if it reasonably  determines  that (i) its execution and delivery  thereof will not conflict  with or violate any terms of this  Agreement or cause the unpaid  balance  and  interest on the  Mortgage  Loan to be  uncollectible  in whole or in part, (ii) any required consents of insurers under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the  transaction  involving the assumption or transfer  (A) the  Mortgage  Loan will  continue to be secured by a first  mortgage  lien (or, with  respect to any junior  lien,  a junior  lien of the same  priority  in  relation  to any senior  lien  on  such  Mortgage  Loan)  pursuant  to the  terms  of the  Mortgage,  (B)  such transaction  will not adversely  affect the coverage  under any Required  Insurance  Policies,
(C) the Mortgage Loan will fully  amortize over the  remaining  term thereof,  (D) no material term of the Mortgage Loan  (including  the interest rate on the Mortgage Loan) will be altered nor will the term of the  Mortgage  Loan be changed  and (E) if the  seller/transferor  of the
Mortgaged   Property  is  to  be  released   from   liability  on  the  Mortgage   Loan,   the
buyer/transferee  of the  Mortgaged  Property  would be qualified to assume the Mortgage  Loan based on generally  comparable  credit  quality and such release will not (based on the Master
Servicer's or Subservicer's good faith  determination)  adversely affect the collectability of the  Mortgage  Loan.  Upon receipt of  appropriate  instructions  from the Master  Servicer in accordance  with the foregoing,  the Trustee shall execute any necessary  instruments for such assumption  or  substitution  of  liability  as  directed  by the  Master  Servicer.  Upon the closing of the  transactions  contemplated by such documents,  the Master Servicer shall cause the originals or true and correct  copies of the assumption  agreement,  the release (if any), or the  modification  or  supplement  to the Mortgage  Note or Mortgage to be delivered to the
Trustee or the  Custodian and deposited  with the Mortgage  File for such Mortgage  Loan.  Any fee  collected  by the Master  Servicer  or such  related  Subservicer  for  entering  into an assumption or substitution  of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer,  as the case may be, shall be entitled to  approve  a request  from a  Mortgagor  for a  partial  release  of the  related  Mortgaged
Property,  the granting of an easement  thereon in favor of another Person,  any alteration or demolition of the related  Mortgaged  Property or other similar  matters if it has determined, exercising  its good faith  business  judgment  in the same  manner as it would if it were the owner  of the  related  Mortgage  Loan,  that  the  security  for,  and the  timely  and  full collectability  of, such  Mortgage Loan would not be adversely  affected  thereby and that any
REMIC created  hereunder  would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f))  that no tax on "prohibited  transactions" or
"contributions"  after the Startup Date would be imposed on any REMIC  created  hereunder as a result  thereof.  Any fee  collected  by the Master  Servicer or the related  Subservicer  for processing  such a request  will be retained by the Master  Servicer  or such  Subservicer  as additional servicing compensation.

(d)     Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master  Servicer shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any  Mortgage  Loan,  provided  the  obligee  with  respect to such  Mortgage  Loan following  such proposed  assignment  provides the Trustee and Master  Servicer with a "Lender
Certification  for Assignment of Mortgage Loan" in the form attached  hereto as Exhibit M,  in
form  and  substance   satisfactory  to  the  Trustee  and  Master  Servicer,   providing  the
following:  (i)  that  the  Mortgage  Loan is  secured  by  Mortgaged  Property  located  in a jurisdiction  in which an  assignment  in lieu of  satisfaction  is required to preserve  lien priority,  minimize or avoid mortgage  recording taxes or otherwise comply with, or facilitate a  refinancing  under,  the  laws  of  such  jurisdiction;  (ii)  that  the  substance  of the assignment  is, and is intended to be, a  refinancing  of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction  under,  such local laws;  (iii) that the Mortgage  Loan  following  the proposed  assignment  will have a rate of interest  more than the  greater  of (A) 3% and (B) 5% of the annual  yield of the  unmodified
Mortgage  Loan,  below or above  the rate of  interest  on such  Mortgage  Loan  prior to such proposed  assignment;  and (iv) that such  assignment is at the request of the borrower  under the related  Mortgage  Loan.  Upon  approval of an  assignment  in lieu of  satisfaction  with respect to any Mortgage  Loan,  the Master  Servicer  shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such Mortgage  Loan, and the Master
Servicer  shall  treat such  amount as a  Principal  Prepayment  in Full with  respect to such
Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master  Servicer shall foreclose upon or otherwise  comparably  convert (which may include an REO  Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and  continue  in default  and as to which no  satisfactory  arrangements  can be made for  collection of  delinquent  payments  pursuant to  Section 3.07.  Alternatively,  the
Master  Servicer may take other  actions in respect of a defaulted  Mortgage  Loan,  which may include  (i)  accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor)  or  permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount  less than the  total  amount  contractually  owed in order to  facilitate  refinancing transactions  by  the  Mortgagor  not  involving  a  sale  of the  Mortgaged  Property),  (ii)
arranging  for a  repayment  plan or (iii)  agreeing  to a  modification  in  accordance  with
Section 3.07.  In connection with such foreclosure or other  conversion or action,  the Master
Servicer  shall,  consistent  with  Section 3.11,  follow such  practices and procedures as it shall  deem  necessary  or  advisable,  as shall be normal and usual in its  general  mortgage servicing  activities  and as shall be required or  permitted by the Program  Guide;  provided that the Master  Servicer shall not be liable in any respect  hereunder if the Master Servicer is acting in connection  with any such  foreclosure or other  conversion or action in a manner that is  consistent  with the  provisions of this  Agreement.  The Master  Servicer,  however, shall  not be  required  to  expend  its own  funds or incur  other  reimbursable  charges  in connection with any foreclosure,  or attempted foreclosure which is not completed,  or towards the  correction of any default on a related senior  mortgage loan, or towards the  restoration of any property unless it shall determine (i) that such  restoration  and/or  foreclosure will increase the proceeds of  liquidation of the Mortgage Loan to Holders of  Certificates  of one
or more Classes or the  Certificate  Insurer after  reimbursement  to itself for such expenses or  charges  and (ii) that  such  expenses  and  charges  will be  recoverable  to it  through
Liquidation  Proceeds,  Insurance  Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of  withdrawals  from the Custodial  Account  pursuant to  Section 3.10, whether or not such  expenses and charges are actually  recoverable  from related  Liquidation
Proceeds,  Insurance  Proceeds or REO Proceeds).  In the event of such a determination  by the
Master  Servicer  pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled to reimbursement  of its funds so expended  pursuant to  Section 3.10.  In  addition,  the Master
Servicer  may pursue any  remedies  that may be  available  in  connection  with a breach of a representation  and  warranty  with  respect  to any such  Mortgage  Loan in  accordance  with
Sections  2.03 and 2.04.  However,  the Master  Servicer is not required to continue to pursue both  foreclosure  (or similar  remedies)  with respect to the Mortgage  Loans and remedies in connection with a breach of a  representation  and warranty if the Master Servicer  determines in its  reasonable  discretion  that one such  remedy  is more  likely  to result in a greater recovery  as to  the  Mortgage  Loan.  Upon  the  occurrence  of a  Cash  Liquidation  or  REO
Disposition,  following  the  deposit  in the  Custodial  Account of all  Insurance  Proceeds,
Liquidation  Proceeds  and other  payments and  recoveries  referred to in the  definition  of
"Cash  Liquidation"  or "REO  Disposition,"  as  applicable,  upon  receipt by the  Trustee of written  notification  of such  deposit  signed by a  Servicing  Officer,  the  Trustee or any
Custodian,  as the case may be,  shall  release to the Master  Servicer  the related  Mortgage
File and the Trustee  shall  execute and deliver such  instruments  of transfer or  assignment prepared by the Master  Servicer,  in each case  without  recourse,  as shall be  necessary to vest in the Master  Servicer or its designee,  as the case may be, the related  Mortgage Loan, and  thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the foregoing or any other provision of this Agreement,  in the Master  Servicer's sole discretion with respect to any  defaulted  Mortgage  Loan or REO  Property as to either of the  following provisions,  (i) a Cash  Liquidation  or REO  Disposition  may be deemed to have  occurred  if substantially  all amounts  expected by the Master  Servicer to be received in connection with the  related  defaulted  Mortgage  Loan or REO  Property  have  been  received,  and  (ii) for purposes of  determining  the amount of any  Liquidation  Proceeds,  Insurance  Proceeds,  REO
Proceeds or other  unscheduled  collections  or the amount of any  Realized  Loss,  the Master
Servicer  may take  into  account  minimal  amounts  of  additional  receipts  expected  to be received  or  any  estimated  additional  liquidation  expenses  expected  to be  incurred  in connection with the related defaulted Mortgage Loan or REO Property.

(b)     In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an
REO Property by  foreclosure  or by deed in lieu of  foreclosure,  the deed or  certificate of sale  shall be issued  to the  Trustee  or to its  nominee  on  behalf of  Certificateholders.
Notwithstanding  any such  acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise  expressly  provided  herein) be considered to be an  Outstanding  Mortgage  Loan held in the Trust  Fund  until  such time as the REO  Property shall be sold.  Consistent  with the foregoing for purposes of all  calculations  hereunder so long as such REO Property shall be considered to be an  Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related Mortgage Note shall have been  discharged,  such  Mortgage  Note and the  related  amortization  schedule in effect at the time of any such  acquisition  of title  (after  giving  effect to any  previous
Curtailments  and  before  any  adjustment  thereto  by reason of any  bankruptcy  or  similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     In the event that the Trust Fund  acquires  any REO Property as aforesaid or otherwise in connection  with a default or imminent  default on a Mortgage Loan, the Master  Servicer on behalf of the Trust Fund shall  dispose of such REO  Property as soon as  practicable,  giving due  consideration  to the interests of the  Certificateholders  and the Certificate  Insurer,
but in all cases,  within  three full years after the taxable year of its  acquisition  by the
Trust Fund for purposes of  Section 860G(a)(8)  of the Code (or such shorter  period as may be necessary under  applicable  state (including any state in which such property is located) law to maintain the status of each REMIC created  hereunder as a REMIC under  applicable state law and avoid  taxes  resulting  from such  property  failing  to be  foreclosure  property  under applicable  state  law) or, at the  expense  of the  Trust  Fund,  request,  more than 60 days before the day on which such grace period would otherwise  expire,  an extension of such grace period unless the Master Servicer  (subject to  Section 10.01(f))  obtains for the Trustee and the  Certificate  Insurer an Opinion of Counsel,  addressed  to the Trustee,  the  Certificate
Insurer  and the Master  Servicer,  to the effect  that the  holding by the Trust Fund of such
REO  Property  subsequent  to such  period  will  not  result  in the  imposition  of taxes on
"prohibited  transactions"  as defined in  Section 860F of the Code or cause any REMIC created hereunder  to fail to qualify  as a REMIC  (for  federal  (or any  applicable  State or local)
income tax  purposes) at any time that any  Certificates  are  outstanding,  in which case the
Trust Fund may  continue to hold such REO  Property  (subject to any  conditions  contained in such Opinion of Counsel).  The Master  Servicer  shall be entitled to be  reimbursed  from the
Custodial  Account for any costs  incurred in obtaining  such Opinion of Counsel,  as provided in  Section 3.10.  Notwithstanding  any other  provision  of this  Agreement,  no REO Property acquired  by the Trust  Fund  shall be  rented  (or  allowed  to  continue  to be  rented)  or otherwise  used by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms that would (i) cause such REO  Property to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the Code or (ii) subject any REMIC created hereunder to the  imposition  of any federal  income  taxes on the income  earned  from such REO  Property, including  any taxes  imposed  by reason of  Section 860G(c)  of the Code,  unless  the Master
Servicer  has  agreed to  indemnify  and hold  harmless  the Trust  Fund with  respect  to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage  Loan  pursuant to the terms of this  Agreement,  as well as any recovery  (other than Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,  Insurance
Proceeds or REO  Proceeds,  will be applied in the  following  order of  priority:  first,  to
reimburse   the   Master   Servicer   or  the   related   Subservicer   in   accordance   with
Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of accrued and unpaid interest on the  Mortgage  Loan,  and any related REO Imputed  Interest,  at the Net  Mortgage
Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan), to the Due
Date in the related Due Period  prior to the  Distribution  Date on which such  amounts are to be distributed;  third, to the  Certificateholders  as a recovery of principal on the Mortgage
Loan  (or  REO  Property);  fourth,  to all  Servicing  Fees  and  Subservicing  Fees  payable therefrom  (and  the  Master  Servicer  and  the  Subservicer  shall  have no  claims  for any deficiencies  with respect to such fees which result from the  foregoing  allocation);  fifth, to  the  Certificate  Insurer  for  reimbursement  for  any  payments  made  pursuant  to  the applicable  Certificate  Guaranty  Insurance  Policy to the extent not reimbursed  pursuant to
Section 4.02(c)(iii) and sixth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage  Loan one or more of whose  obligors  is not a
United States Person,  in connection  with any foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of Treasury Regulation  Section 1.1445-2(d)(3)  (or
any successor  thereto)  necessary to assure that no withholding  tax  obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any,  that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon becoming  aware of the payment in full of any Mortgage  Loan, or upon the receipt by the Master  Servicer of a  notification  that  payment in full will be escrowed in a manner customary for such purposes,  the Master Servicer shall immediately  notify the Trustee (if it holds the related  Mortgage File) or the Custodian by a certification  of a Servicing  Officer
(which  certification  shall include a statement to the effect that all amounts received or to be received  in  connection  with such  payment  which are  required  to be  deposited  in the
Custodial Account pursuant to Section 3.07  have been or will be so deposited),  substantially in the form  attached  hereto as  Exhibit G,  or, in the case of a  Custodian,  an  electronic request in a form  acceptable  to the  Custodian,  requesting  delivery to it of the  Mortgage
File.  Upon receipt of such  certification  and request,  the Trustee shall promptly  release, or cause the  Custodian to release,  the related  Mortgage  File to the Master  Servicer.  The
Master  Servicer  is  authorized  to execute  and  deliver to the  Mortgagor  the  request for reconveyance,  deed of  reconveyance or release or satisfaction of mortgage or such instrument releasing  the lien of the Mortgage,  together  with the Mortgage  Note with, as  appropriate, written  evidence of  cancellation  thereon and to cause the removal from the  registration on the MERS(R)System of such  Mortgage  and to execute and  deliver,  on behalf of the Trustee and
the   Certificateholders  or  any  of  them,  any  and  all  instruments  of  satisfaction  or cancellation  or of  partial  or  full  release,  including  any  applicable  UCC  termination statements.  No expenses  incurred in connection  with any instrument of  satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)     From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage
Loan,  the Master  Servicer  shall  deliver to the  Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer  substantially  in the form attached as Exhibit G  hereto, or, in the case of a Custodian,  an electronic  request in a form acceptable to the Custodian, requesting  that  possession of all, or any document  constituting  part of, the Mortgage File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not  invalidate any insurance  coverage  provided in respect of the Mortgage
Loan under any Required  Insurance  Policy.  Upon receipt of the foregoing,  the Trustee shall deliver,  or cause the Custodian to deliver,  the Mortgage File or any document therein to the
Master  Servicer.  The Master Servicer shall cause each Mortgage File or any document  therein so released to be returned to the  Trustee,  or the  Custodian  as agent for the Trustee  when the need therefor by the Master  Servicer no longer  exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating  to the  Mortgage  Loan  have  been deposited  in the  Custodial  Account or  (ii) the  Mortgage  File or such  document  has been delivered  directly or through a Subservicer  to an attorney,  or to a public trustee or other public  official as required by law, for purposes of  initiating  or pursuing  legal action or other  proceedings  for  the  foreclosure  of the  Mortgaged  Property  either  judicially  or non-judicially,  and the Master  Servicer has delivered  directly or through a Subservicer  to the Trustee a  certificate  of a Servicing  Officer  certifying  as to the name and address of the Person to which such  Mortgage  File or such  document  was  delivered  and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage Loan, the Trustee shall  deliver the Request for Release with respect  thereto to the Master  Servicer  upon the
Trustee's  receipt of  notification  from the Master  Servicer  of the  deposit of the related
Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary,  any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure  or  trustee's  sale in respect of a Mortgaged
Property  or to any legal  action  brought to obtain  judgment  against any  Mortgagor  on the
Mortgage  Note or  Mortgage  or to  obtain a  deficiency  judgment,  or to  enforce  any other remedies or rights  provided by the Mortgage  Note or Mortgage or  otherwise  available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the
Master Servicer shall deliver to the Trustee a certificate of a Servicing  Officer  requesting that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings are required and that the  execution and delivery  thereof by the
Trustee shall not invalidate any insurance  coverage  under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master Servicer, as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided for by clauses  (iii),  (iv), (v)
and  (vi)  of  Section 3.10(a),   subject  to  clause  (e)  below.  The  amount  of  servicing
compensation   provided   for  in  such  clauses   shall  be  accounted   for  on  a  Mortgage
Loan-by-Mortgage  Loan basis. In the event that Liquidation  Proceeds,  Insurance Proceeds and
REO  Proceeds  (net of amounts  reimbursable  therefrom  pursuant to  Section 3.10(a)(ii))  in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such
Mortgage Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the  Modified Net Mortgage  Rate in the
case of a Modified  Mortgage Loan) plus the  Certificate  Insurer  Premium  Modified Rate, the
Master  Servicer  shall be  entitled  to  retain  therefrom  and to pay to itself  and/or  the related  Subservicer,  any  Foreclosure  Profits and any  Servicing  Fee or  Subservicing  Fee
considered to be accrued but unpaid.

(b)     Additional  servicing  compensation  in the  form of  assumption  fees,  late  payment charges,  investment income on amounts in the Custodial Account or the Certificate  Account or
otherwise  shall be retained by the Master  Servicer or the Subservicer to the extent provided herein,  subject  to  clause  (e)  below.  Prepayment  charges  shall  be  deposited  into the
Certificate  Account  and  shall  be paid  on each  Distribution  Date to the  holders  of the
Class SB Certificates.

(c)     The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses incurred by it in connection with its servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance  Policies,  if any, to the extent such  premiums  are not required to be paid by the related  Mortgagors,  and the fees and  expenses of the Trustee and any  Custodian) and shall not be entitled to  reimbursement  therefor  except as  specifically provided in Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the  transfer  of all of its  responsibilities and obligations of the Master Servicer under this Agreement.

(e)     Notwithstanding  clauses (a) and (b) above, the amount of servicing  compensation that the Master  Servicer shall be entitled to receive for its activities  hereunder for the period ending on each  Distribution  Date  shall be  reduced  (but not below  zero) by the  amount of
Compensating  Interest (if any) for such Distribution  Date used to cover Prepayment  Interest
Shortfalls as provided in  Section 3.16(f)  below. Such reduction shall be applied during such period as  follows:  first,  to any  Servicing  Fee or  Subservicing  Fee to which the  Master
Servicer  is  entitled  pursuant to  Section 3.10(a)(iii);  and second,  to any income or gain realized  from any  investment  of funds  held in the  Custodial  Account  or the  Certificate
Account to which the Master  Servicer  is entitled  pursuant  to Sections  3.07(c) or 4.01(c), respectively.  In making such  reduction,  the Master  Servicer  shall not  withdraw  from the
Custodial  Account  any such  amount  representing  all or a portion of the  Servicing  Fee to which it is  entitled  pursuant  to  Section 3.10(a)(iii)  and  shall  not  withdraw  from the
Custodial  Account or Certificate  Account any such amount to which it is entitled pursuant to
Section 3.07(c) or 4.01(c).

(f)     With respect to any Distribution Date,  Prepayment Interest Shortfalls on the Mortgage
Loans will be covered first,  by the Master  Servicer,  but only to the extent such Prepayment
Interest Shortfalls do not exceed Eligible Master Servicing Compensation.

Section 3.17.  Reports to the Trustee and the Depositor.

        Not later than fifteen days after each  Distribution  Date, the Master  Servicer shall forward to the Trustee,  the Certificate  Insurer and the Depositor a statement,  certified by a Servicing  Officer,  setting  forth the status of the  Custodial  Account as of the close of business on such  Distribution  Date as it relates to the Mortgage Loans and showing,  for the period  covered by such  statement,  the  aggregate  of  deposits in or  withdrawals  from the
Custodial  Account in respect of the Mortgage Loans for each category of deposit  specified in
Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer shall deliver to the Depositor,  the  Certificate  Insurer and the
Trustee  on or before the  earlier of  (a) March  31 of each  year,  beginning  with the first
March 31 that  occurs at least six months  after the Cut-off  Date or (b) with  respect to any calendar  year during  which the  Depositor's  annual  report on  Form 10-K  is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission, on or before  the date on which the  annual  report  on Form 10-K is  required  to be filed in accordance  with  the  Exchange  Act and the  rules  and  regulations  of the  Commission,  an
Officers'  Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master  Servicer  during the  preceding  calendar  year  related  to its  servicing  of mortgage loans and of its performance  under the pooling and servicing  agreements,  including this  Agreement,  has been made under  such  officers'  supervision,  (ii) to the best of such officers'  knowledge,  based on such review,  the Master Servicer has complied in all material respects  with the minimum  servicing  standards set forth in the Uniform  Single  Attestation
Program for Mortgage  Bankers and has  fulfilled all of its material  obligations  relating to this Agreement in all material  respects  throughout such year, or, if there has been material noncompliance  with such servicing  standards or a default in the  fulfillment in all material respects of any such  obligation  relating to this  Agreement,  such statement shall include a description of such  noncompliance or specify each such default,  as the case may be, known to such  officer  and the  nature  and  status  thereof  and (iii) to the best of such  officers'
knowledge,  each Subservicer has complied in all material  respects with the minimum servicing standards set forth in the Uniform  Single  Attestation  Program for Mortgage  Bankers and has
fulfilled all of its material  obligations  under its  Subservicing  Agreement in all material respects  throughout  such  year,  or,  if there  has been  material  noncompliance  with such servicing  standards or a material default in the fulfillment of such obligations  relating to this Agreement,  such statement shall include a description of such  noncompliance  or specify each such  default,  as the case may be,  known to such  officer  and the  nature  and  status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year,  beginning with the first March
31 that  occurs at least six  months  after  the  Cut-off  Date,  or (b) with  respect  to any calendar  year  during  which the  Depositor's  annual  report on Form 10-K is  required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission, on or before the date on which the annual  report is required to be filed in  accordance  with the Exchange Act and the rules and regulations of the  Commission,  the Master Servicer at its expense shall cause a firm of independent  public  accountants,  which shall be members of the
American  Institute of Certified  Public  Accountants,  to furnish a report to the  Depositor, the  Certificate  Insurer  and the  Trustee  stating  its  opinion  that,  on the  basis of an examination  conducted by such firm substantially in accordance with standards  established by the American  Institute of Certified  Public  Accountants,  the  assertions  made  pursuant to
Section 3.18  regarding  compliance  with the  minimum  servicing  standards  set forth in the
Uniform Single  Attestation  Program for Mortgage  Bankers during the preceding  calendar year
are  fairly  stated  in  all  material   respects,   subject  to  such  exceptions  and  other
qualifications  that, in the opinion of such firm,  such  accounting  standards  require it to report.  In  rendering  such  statement,  such firm may rely,  as to matters  relating  to the
direct  servicing  of  mortgage  loans  by  Subservicers,   upon  comparable   statements  for
examinations  conducted by independent  public  accountants  substantially  in accordance with standards  established by the American  Institute of Certified  Public  Accountants  (rendered within  one year of such  statement)  with  respect  to such  Subservicers.  In the event such firm  requires  the  Trustee to agree to the  procedures  performed  by such firm,  the Master
Servicer  shall  direct the  Trustee in writing to so agree;  it being  understood  and agreed that the Trustee  shall  deliver  such letter of  agreement in  conclusive  reliance  upon the direction of the Master  Servicer,  and the Trustee shall not make any independent  inquiry or investigation  as  to,  and  shall  have  no  obligation  or  liability  in  respect  of,  the sufficiency, validity or correctness of such procedures.

Section 3.20.  Right of the Depositor in Respect of the Master Servicer.

        The Master  Servicer  shall  afford the  Depositor  and the Trustee,  upon  reasonable notice,  during normal business hours access to all records  maintained by the Master Servicer in respect  of its  rights and  obligations  hereunder  and access to  officers  of the Master
Servicer  responsible for such  obligations.  Upon request,  the Master Servicer shall furnish the Depositor  with its most recent  financial  statements  and such other  information as the
Master Servicer possesses regarding its business,  affairs, property and condition,  financial or otherwise.  The Master  Servicer  shall also  cooperate  with all  reasonable  requests for information  including,  but not limited  to,  notices,  tapes and copies of files,  regarding itself,  the Mortgage Loans or the Certificates  from any Person or Persons  identified by the
Depositor or  Residential  Funding.  The  Certificate  Insurer  hereby is so  identified.  The
Depositor may enforce the obligation of the Master  Servicer  hereunder and may, but it is not obligated to, perform or cause a designee to perform,  any defaulted  obligation of the Master
Servicer  hereunder or exercise the rights of the Master  Servicer  hereunder;  provided  that the Master  Servicer  shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor or its  designee.  Neither the  Depositor nor the Trustee shall  have the  responsibility  or  liability  for any action or failure to act by the Master
Servicer  and the  Depositor  is not  obligated to  supervise  the  performance  of the Master
Servicer under this Agreement or otherwise.

Section 3.21.  [Reserved].

Section 3.22.  Advance Facility.

        (a)    The Master  Servicer is hereby  authorized  to enter into a financing  or other facility (any such  arrangement,  an "Advance  Facility")  under which (1) the Master Servicer sells,  assigns or pledges to another  Person (an  "Advancing  Person") the Master  Servicer's
rights under this  Agreement to be reimbursed  for any Advances or Servicing  Advances  and/or
(2) an  Advancing  Person  agrees  to fund  some or all  Advances  and/or  Servicing  Advances required  to be made by the Master  Servicer  pursuant  to this  Agreement.  No consent of the
Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required before the Master  Servicer  may enter into an Advance  Facility.  Notwithstanding  the  existence of any  Advance  Facility  under  which  an  Advancing  Person  agrees  to fund  Advances  and/or
Servicing  Advances  on the  Master  Servicer's  behalf,  the  Master  Servicer  shall  remain obligated  pursuant to this Agreement to make Advances and Servicing  Advances pursuant to and as required by this Agreement.  If the Master Servicer  enters into an Advance  Facility,  and for so  long  as an  Advancing  Person  remains  entitled  to  receive  reimbursement  for any
Advances  including   Nonrecoverable   Advances  ("Advance   Reimbursement   Amounts")  and/or
Servicing  Advances  including   Nonrecoverable  Advances  ("Servicing  Advance  Reimbursement
Amounts" and together with Advance Reimbursement  Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is  included in the Advance  Facility), as  applicable,  pursuant to this  Agreement,  then the Master  Servicer  shall  identify such
Reimbursement    Amounts   consistent   with   the   reimbursement   rights   set   forth   in
Section 3.10(a)(ii)  and (vii) and remit such  Reimbursement  Amounts in accordance  with this
Section 3.22  or otherwise  in  accordance  with the  documentation  establishing  the Advance
Facility to such Advancing  Person or to a trustee,  agent or custodian (an "Advance  Facility
Trustee")  designated by such Advancing  Person in an Advance  Facility Notice described below in  Section 3.22(b).  Notwithstanding  the foregoing,  if so required pursuant to the terms of the Advance  Facility,  the Master  Servicer  may direct,  and if so directed in writing,  the
Trustee  is  hereby  authorized  to  and  shall  pay  to  the  Advance  Facility  Trustee  the
Reimbursement  Amounts  identified  pursuant to the preceding  sentence.  An Advancing  Person whose obligations  hereunder are limited to the funding of Advances and/or Servicing  Advances shall  not be  required  to meet the  qualifications  of a Master  Servicer  or a  Subservicer pursuant  to  Section 3.02(a)  or 6.02(c)  hereof and shall not be deemed to be a  Subservicer under this  Agreement.  Notwithstanding  anything to the  contrary  herein,  in no event shall
Advance  Reimbursement  Amounts or Servicing Advance  Reimbursement Amounts be included in the
Available Distribution Amount or distributed to Certificateholders.

        (b)    If the Master Servicer  enters into an Advance  Facility and makes the election set forth in  Section 3.22(a),  the Master  Servicer  and the related  Advancing  Person shall deliver to the  Certificate  Insurer and the Trustee a written notice and payment  instruction
(an "Advance  Facility  Notice"),  providing the Trustee with written payment  instructions as to where  to remit  Advance  Reimbursement  Amounts  and/or  Servicing  Advance  Reimbursement
Amounts (each to the extent such type of  Reimbursement  Amount is included within the Advance
Facility)  on  subsequent  Distribution  Dates.  The  payment  instruction  shall  require the applicable  Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance
Facility Trustee  designated in the Advance  Facility  Notice.  An Advance Facility Notice may
only be  terminated  by the joint  written  direction  of the Master  Servicer and the related
Advancing  Person  (and any related  Advance  Facility  Trustee).  The Master  Servicer  shall provide the  Certificate  Insurer  with  notice of any  termination  of any  Advance  Facility pursuant to this Section 3.22(b).

        (c)    Reimbursement  Amounts shall  consist  solely of amounts in respect of Advances and/or  Servicing  Advances  made with  respect  to the  Mortgage  Loans for which the  Master
Servicer would be permitted to reimburse  itself in accordance  with  Section 3.10(a)(ii)  and
(vii)  hereof,  assuming  the Master  Servicer  or the  Advancing  Person had made the related
Advance(s) and/or Servicing  Advance(s).  Notwithstanding  the foregoing,  except with respect to  reimbursement  of  Nonrecoverable  Advances  as  set  forth  in  Section 3.10(c)  of  this
Agreement,  no Person  shall be entitled to  reimbursement  from funds held in the  Collection
Account for future  distribution to  Certificateholders  pursuant to this  Agreement.  Neither the  Depositor  nor  the  Trustee  shall  have  any  duty or  liability  with  respect  to the calculation  of any  Reimbursement  Amount,  nor shall the  Depositor  or the Trustee have any responsibility  to track  or  monitor  the  administration  of the  Advance  Facility  and the
Depositor  shall not have any  responsibility  to track,  monitor  or verify  the  payment  of
Reimbursement  Amounts to the  related  Advancing  Person or  Advance  Facility  Trustee.  The
Master  Servicer  shall  maintain  and  provide to any  successor  master  servicer a detailed accounting on a loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The successor  master  servicer shall be entitled to rely on any such  information  provided  by the  Master  Servicer,  and the  successor  master servicer shall not be liable for any errors in such information.

        (d)    Upon the  direction of and at the expense of the Master  Servicer,  the Trustee
agrees  to  execute  such  acknowledgments,   certificates,  and  other  documents  reasonably
satisfactory  to the Trustee  provided by the Master  Servicer and reasonable  satisfactory to the Trustee  recognizing the interests of any Advancing  Person or Advance Facility Trustee in
such  Reimbursement  Amounts as the Master  Servicer  may cause to be made  subject to Advance
Facilities  pursuant to this  Section 3.22,  and such other  documents in connection with such
Advance  Facility as may be reasonably  requested from time to time by any Advancing Person or
Advance Facility Trustee and reasonably satisfactory to the Trustee.

        (e)    Reimbursement  Amounts  collected  with respect to each  Mortgage Loan shall be allocated to  outstanding  unreimbursed  Advances or  Servicing  Advances (as the case may be)
made with respect to that Mortgage Loan on a "first-in,  first out"  ("FIFO")  basis,  subject to the qualifications set forth below:

               (i)    Any  successor  Master  Servicer to  Residential  Funding (a  "Successor
Master  Servicer") and the Advancing  Person or Advance  Facility Trustee shall be required to apply all amounts  available in accordance with this  Section 3.22(e)  to the reimbursement of
Advances and Servicing  Advances in the manner provided for herein;  provided,  however,  that after the succession of a Successor  Master  Servicer,  (A) to the extent that any Advances or
Servicing  Advances with respect to any particular  Mortgage Loan are reimbursed from payments or  recoveries,  if any, from the related  Mortgagor,  and  Liquidation  Proceeds or Insurance
Proceeds,  if any, with respect to that Mortgage Loan,  reimbursement shall be made, first, to the  Advancing  Person or Advance  Facility  Trustee in respect of Advances  and/or  Servicing
Advances  related to that Mortgage Loan to the extent of the interest of the Advancing  Person or Advance Facility Trustee in such Advances and/or Servicing  Advances,  second to the Master
Servicer in respect of Advances  and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the  Advancing  Person or  Advance  Facility  Trustee  Person  has an
interest,  and third,  to the  Successor  Master  Servicer  in  respect of any other  Advances and/or  Servicing  Advances  related  to that  Mortgage  Loan,  from such  sources as and when collected,  and (B)  reimbursements of Advances and Servicing Advances that are Nonrecoverable
Advances shall be made pro rata to the Advancing  Person or Advance Facility  Trustee,  on the
one hand,  and any such  Successor  Master  Servicer,  on the other hand,  on the basis of the respective  aggregate  outstanding  unreimbursed  Advances  and  Servicing  Advances  that are
Nonrecoverable  Advances  owed to the Advancing  Person,  Advance  Facility  Trustee or Master
Servicer  pursuant  to  this  Agreement,  on the  one  hand,  and any  such  Successor  Master
Servicer,  on the other  hand,  and without  regard to the date on which any such  Advances or
Servicing  Advances  shall  have  been  made.  In the  event  that,  as a  result  of the FIFO allocation made pursuant to this  Section 3.22(e),  some or all of a Reimbursement Amount paid to the  Advancing  Person or  Advance  Facility  Trustee  relates  to  Advances  or  Servicing
Advances that were made by a Person other than  Residential  Funding or the  Advancing  Person or Advance  Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be required  to remit any  portion of such  Reimbursement  Amount to the Person  entitled to such portion of such  Reimbursement  Amount.  Without  limiting the  generality  of the  foregoing,
Residential  Funding  shall  remain  entitled  to be  reimbursed  by the  Advancing  Person or
Advance  Facility  Trustee for all  Advances  and  Servicing  Advances  funded by  Residential
Funding to the extent the related  Reimbursement  Amount(s)  have not been assigned or pledged to an  Advancing  Person or Advance  Facility  Trustee.  The  documentation  establishing  any
Advance  Facility  shall  require  Residential  Funding to provide  to the  related  Advancing
Person  or  Advance   Facility   Trustee  loan  by  loan  information  with  respect  to  each
Reimbursement  Amount  distributed to such  Advancing  Person or Advance  Facility  Trustee on each date of remittance  thereof to such  Advancing  Person or Advance  Facility  Trustee,  to enable the Advancing  Person or Advance  Facility  Trustee to make the FIFO allocation of each
Reimbursement Amount with respect to each Mortgage Loan.

               (ii)   By way of  illustration,  and not by way of limiting the  generality  of the  foregoing,  if the Master  Servicer  resigns or is  terminated  at a time when the Master
Servicer is a party to an Advance  Facility,  and is replaced by a Successor  Master Servicer, and the Successor Master Servicer  directly funds Advances or Servicing  Advances with respect to a  Mortgage  Loan and does not assign or pledge the  related  Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility  Trustee,  then all  payments  and  recoveries received  from the related  Mortgagor  or received in the form of  Liquidation  Proceeds  with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in connection with a liquidation  of such  Mortgage  Loan)  will be  allocated  first to the  Advancing  Person  or
Advance  Facility  Trustee  until  the  related  Reimbursement  Amounts  attributable  to such
Mortgage Loan that are owed to the Master Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor Master Servicer,  have been reimbursed in full, at which point the Successor  Master  Servicer shall be entitled to retain all related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to  Section 3.10  of this  Agreement.  To the extent that the  Advances or  Servicing
Advances  are  Nonrecoverable  Advances to be  reimbursed  on an aggregate  basis  pursuant to
Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the  Advancing  Person or Advance  Facility  Trustee,  on the one hand,  and the  Successor
Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f)    The Master  Servicer  shall remain  entitled to be reimbursed  for all Advances and Servicing  Advances  funded by the Master  Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g)    Any amendment to this  Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate  to effect the terms of an Advance  Facility as described generally  in  this  Section 3.22,  including  amendments  to  add  provisions  relating  to a successor  master servicer,  may be entered into by the Trustee,  the Depositor and the Master
Servicer  with  the  consent  of the  Certificate  Insurer  but  without  the  consent  of any
Certificateholder,  with written  confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the  Certificates  (without  giving effect to the Certificate  Guaranty  Insurance Policy) below the lesser of the then current or original  ratings on such  Certificates  and  delivery  of an  Opinion of Counsel as  required under  Section 11.01(c),  notwithstanding  anything  to the  contrary in  Section 11.01  of or elsewhere in this Agreement.

        (h)    Any rights of set-off that the Trust Fund,  the  Trustee,  the  Depositor,  any
Successor  Master  Servicer  or any other  Person  might  otherwise  have  against  the Master
Servicer  under this  Agreement  shall not attach to any rights to be reimbursed  for Advances or Servicing Advances that have been sold, transferred,  pledged,  conveyed or assigned to any
Advancing Person.

        (i)    At any time when an Advancing  Person shall have ceased funding Advances and/or
Servicing  Advances (as the case may be) and the Advancing  Person or related Advance Facility
Trustee shall have  received  Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person,  then upon the  delivery  of a written  notice signed by the  Advancing  Person and the Master  Servicer or its  successor  or assign) to the
Trustee  terminating the Advance Facility Notice (the "Notice of Facility  Termination"),  the
Master  Servicer or its  Successor  Master  Servicer  shall again be entitled to withdraw  and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j)    After  delivery  of any Advance  Facility  Notice,  and until any such  Advance
Facility Notice has been  terminated by a Notice of Facility  Termination,  this  Section 3.22 may not be amended or  otherwise  modified  without the prior  written  consent of the related
Advancing Person.

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master  Servicer  acting as agent of the Trustee  shall  establish  and maintain a
Certificate  Account in which the Master  Servicer  shall cause to be  deposited  on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire  transfer of  immediately  available  funds an amount equal to the sum of (i) any Advance for the  immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited in the  Certificate  Account  pursuant  to  Section 3.12(a),  (iii) any amount  required to be deposited in the Certificate  Account  pursuant to  Section 3.16(e)  or Section 4.07, (iv) any amount  required to be paid pursuant to  Section 9.01,  (v) an amount equal to the Certificate
Insurer Premium payable for such Distribution  Date, and (vi) other  amounts  constituting the
Available   Distribution  Amount  for  the  immediately   succeeding   Distribution  Date.  In
addition,  as and to the extent  required  pursuant  to Section  4.11(b),  the  Trustee  shall withdraw  from the  Insurance  Account any Insured  Payment  then on deposit in the  Insurance
Account and deposit such amount into the Certificate Account.

(b)     On each  Distribution  Date,  prior to making any other  distributions  referred to in
Section 4.02 herein,  the Trustee shall withdraw from the  Certificate  Account and pay to the
Certificate  Insurer,  by wire  transfer of  immediately  available  funds to the  Certificate
Insurer Account, the Certificate Insurer Premium for such Distribution Date..

(c)     The Trustee shall, upon written request from the Master Servicer,  invest or cause the institution  maintaining  the  Certificate  Account  to invest  the  funds in the  Certificate
Account in  Permitted  Investments  designated  in the name of the  Trustee for the benefit of the  Certificateholders  and the  Certificate  Insurer,  which shall mature not later than the
Business Day next preceding the  Distribution  Date next following the date of such investment
(except  that (i) if such  Permitted  Investment  is an  obligation  of the  institution  that maintains  such  account or fund for which such  institution  serves as  custodian,  then such
Permitted  Investment may mature on such  Distribution  Date and (ii) any other investment may mature on such  Distribution  Date if the Trustee  shall  advance  funds on such  Distribution
Date  to  the  Certificate   Account  in  the  amount  payable  on  such  investment  on  such
Distribution  Date,  pending receipt thereof to the extent necessary to make  distributions on the  Certificates)  and shall not be sold or  disposed  of prior to  maturity.  All income and gain realized  from any such  investment  shall be for the benefit of the Master  Servicer and shall be  subject  to its  withdrawal  or order  from time to time.  The  amount of any losses incurred in respect of any such investments  shall be deposited in the Certificate  Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02.  Distributions.

(a)     On each Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee)
shall  allocate and  distribute the Available  Distribution  Amount,  if any, for such date to the interests issued in respect of REMIC I and REMIC II as specified in this Section.

(b)     (1)    On  each  Distribution   Date,  the  REMIC I   Distribution   Amount  shall  be
     distributed  by REMIC I to REMIC II on account of the REMIC I  Regular  Interests  and to the Holders of the Class R-I  Certificates  in the amounts  and with the  priorities  set forth in the definition thereof.

               (2)    Notwithstanding  the  distributions  described in this  Section 4.02(b), distribution of funds from the Certificate  Account shall be made only in accordance with
     Section 4.02(c).

(c)     On each  Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the
Paying Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next  preceding  Record Date (other than as  provided in  Section 9.01  respecting  the final distribution)  either in immediately  available funds (by wire transfer or otherwise) to the  account  of  such  Certificateholder  at  a  bank  or  other  entity  having  appropriate facilities  therefor,  if such  Certificateholder  has so notified the Master  Servicer or the
Paying  Agent,  as the case may be,  or, if such  Certificateholder  has not so  notified  the
Master   Servicer  or  the  Paying  Agent  by  the  Record  Date,  by  check  mailed  to  such
Certificateholder  at the address of such Holder  appearing in the  Certificate  Register such
Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based  on the  aggregate  of the  Percentage  Interests  represented  by  Certificates  of the applicable  Class held by such Holder of the  following  amounts),  in the following  order of priority,  in each case to the extent of the Available  Distribution  Amount on deposit in the
Certificate  Account (except,  with respect to clauses (iii)  through (x) below, to the extent
of  the  remaining  Available   Distribution  Amount  plus  the  remaining  Yield  Maintenance
Agreement Payment  available for that purpose or, with respect to clause (x)(B)  below, to the extent of prepayment charges on deposit in the Certificate Account):

(i)     to the Class A  Certificateholders,  the Accrued  Certificate  Interest payable on the
Class A  Certificates  with  respect  to such  Distribution  Date,  plus any  related  amounts accrued  pursuant to this clause (i) but  remaining  unpaid from any prior  Distribution  Date being paid from and in reduction of the Available  Distribution  Amount for such  Distribution
Date;

(ii)    the  Principal  Distribution  Amount  shall  be  distributed,   sequentially,  to  the
Class A-1  Certificateholders,  Class A-2 Certificateholders and Class A-3 Certificateholders,
in that order,  in each case until the  aggregate  Certificate  Principal  Balance  thereof is reduced to zero;

(iii)   to the Certificate Insurer, the amount of any Cumulative Insurance Payments;

(iv)    to the Class A  Certificateholders,  the amount of any Prepayment  Interest Shortfalls allocated  thereto  for such  Distribution  Date,  on a pro  rata  basis  based on  Prepayment
Interest  Shortfalls  allocated  thereto to the extent not offset by Eligible Master Servicing
Compensation on such Distribution Date;

(v)     to the Class A  Certificateholders,  the amount of any Prepayment  Interest Shortfalls previously  allocated  thereto  remaining unpaid from prior  Distribution  Dates together with interest  thereon at the  Pass-Through  Rate,  on a pro rata basis based on unpaid  Prepayment
Interest Shortfalls previously allocated thereto;

(vi)    to the Class A  Certificateholders,  the  amount of any unpaid  Basis Risk  Shortfalls allocated  thereto,  on a pro rata basis based on the amount of unpaid  Basis Risk  Shortfalls allocated thereto;

(vii)   to the Class A  Certificateholders,  Relief Act Shortfalls  allocated thereto for such
Distribution  Date, on a pro rata basis based on Relief Act Shortfalls  allocated  thereto for such Distribution Date,

(viii)  to the  Class A  Certificateholders,  the  principal  portion of any  Realized  Losses previously  allocated to those  Certificates and remaining  unreimbursed,  on a pro rata basis based on their respective  principal  portion of any Realized Losses  previously  allocated to those Certificates and remaining unreimbursed;

(ix)    to the Certificate  Insurer,  from the amount,  if any,  remaining after the foregoing distributions,  any  amounts  due  and  unpaid  under  the  Insurance  Agreement  that  remain unreimbursed;

(x)     to the Class SB  Certificates,  (A) from  the amount,  if any, of the Excess Cash Flow remaining  after the  foregoing  distributions,  the sum of (I) Accrued  Certificate  Interest
thereon, (II) the amount of any  Overcollateralization  Reduction Amount for such Distribution
Date,  (III) the  amount  of  any  Yield  Maintenance  Agreement  Shortfall  Amount  for  such
Distribution   Date,   (IV)  the  amount  of  any  Yield   Maintenance   Agreement   Shortfall
Carry-Forward  Amount for such  Distribution  Date and (V) for any Distribution Date after the
Certificate  Principal  Balance  of each  Class of Class A  Certificates  has been  reduced to zero,  the  Overcollateralization  Amount and  (B) from  prepayment  charges on deposit in the
Certificate  Account,  any  prepayment  charges  received  on the  Mortgage  Loans  during the related Prepayment Period; and

(xi)    to the Class R-II Certificateholders, the balance, if any, of the Excess Cash Flow.

(d)     Notwithstanding  the  foregoing  clause (c),  upon the  reduction  of the  Certificate
Principal  Balance of a Class of  Class A  Certificates  to zero,  such Class of  Certificates will not be entitled to further distributions pursuant to Section 4.02.

(e)     Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder  thereof,  and the Depository  shall be  responsible  for crediting the amount of such  distribution  to the accounts of its  Depository  Participants  in  accordance with its normal  procedures.  Each Depository  Participant shall be responsible for disbursing such  distribution  to  the  Certificate  Owners  that  it  represents  and to  each  indirect participating  brokerage firm (a "brokerage firm" or "indirect  participating firm") for which it acts as agent.  Each  brokerage  firm  shall be  responsible  for  disbursing  funds to the
Certificate Owners that it represents.  None of the Trustee,  the Certificate  Registrar,  the
Depositor,  the  Certificate  Insurer or the  Master  Servicer  shall have any  responsibility therefor except as otherwise provided by this Agreement or applicable law.

(f)     Except as otherwise provided in Section 9.01,  if the Master Servicer anticipates that a final  distribution  with  respect  to any  Class of  Certificates  will be made on the next
Distribution  Date, the Master  Servicer shall,  no later than the  Determination  Date in the month of such final  distribution,  notify the Trustee and the  Trustee  shall,  no later than two (2)  Business  Days after such  Determination  Date,  mail on such date to each  Holder of such  Class of  Certificates  a notice to the effect that:  (i) the Trustee  anticipates  that the  final  distribution  with  respect  to such  Class of  Certificates  will be made on such
Distribution  Date but only  upon  presentation  and  surrender  of such  Certificates  at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and after the end of the prior calendar  month.  In the event that
Certificateholders  required to surrender their  Certificates  pursuant to  Section 9.01(c) do not  surrender  their  Certificates  for final  cancellation,  the  Trustee  shall cause funds distributable  with respect to such Certificates to be withdrawn from the Certificate  Account and  credited  to a separate  escrow  account for the  benefit of such  Certificateholders  as provided in Section 9.01(d).

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                      Reporting.

(a)     Concurrently  with each  distribution  charged  to the  Certificate  Account  and with respect to each  Distribution  Date the Master  Servicer  shall forward to the Trustee and the
Trustee  shall  forward by mail or  otherwise  make  available  electronically  on its website
(which  may be  obtained  by  any  Certificateholder  by  telephoning  the  Trustee  at  (800)
934-6802)  to each  Holder,  the  Certificate  Insurer and the  Depositor a statement  setting forth the following information as to each Class of  Certificates,  in each case to the extent applicable:

(i)     (A)           the  amount  of  such  distribution  to the  Certificateholders  of such
Class applied  to reduce the  Certificate  Principal  Balance  thereof,  and (B) the aggregate amount included therein representing Principal Prepayments;

(ii)    the amount of such distribution to Holders of such Class of Certificates  allocable to interest;

(iii)   if the  distribution  to the Holders of such  Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there  were  sufficient  funds available therefor, the amount of the shortfall;

(iv)    the amount of any Advance by the Master  Servicer  with respect to the Mortgage  Loans pursuant to Section 4.04;

(v)     the  number and  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans in the
aggregate after giving effect to the distribution of principal on such Distribution Date;

(vi)    the aggregate Certificate  Principal Balance of each Class of the Certificates,  after giving effect to the amounts  distributed on such Distribution  Date,  separately  identifying any reduction  thereof due to Realized  Losses other than  pursuant to an actual  distribution of principal;

(vii)   on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (A) the number and  aggregate  principal  balances of  Mortgage  Loans that are  Delinquent  (1) 30-59 days,  (2) 60-89 days and (3) 90 or more days and the number and aggregate  principal  balance of Mortgage Loans that are in  foreclosure,  (B) the number and aggregate  principal  balances of the Mortgage Loans in the aggregate that are  Reportable  Modified  Mortgage Loans that are in  foreclosure  and are REO Property,  indicating in each case  capitalized  Mortgage  Loans, other  Servicing  Modifications  and  totals,  and (C) for all  Reportable  Modified  Mortgage
Loans,  the number and  aggregate  principal  balances of the Mortgage  Loans in the aggregate that have been  liquidated,  the subject of  pay-offs  and that have been  repurchased  by the
Master Servicer or Seller;

(viii)  the number,  aggregate  principal  balance and book value of any REO  Properties  with respect to the Mortgage Loans;

(ix)    the  aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any,  for  each
Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(x)     the aggregate  amount of Realized  Losses with respect to the Mortgage  Loans for such
Distribution  Date and the  aggregate  amount of Realized  Losses with respect to the Mortgage
Loans incurred since the Cut-off Date;

(xi)    the aggregate  amount of any Insured  Payment paid on such  Distribution  Date and the portion  paid to each Class A  Certificate,  the amount of any  reimbursement  payment made to the Certificate  Insurer on such  Distribution  Date pursuant to Section  4.02(c)(iii) and the amount of Cumulative  Insurance  Payments a after giving effect to any such Insured Payment or any such reimbursement payment to the Certificate Insurer;

(xii)   the Pass-Through Rate on each Class of Certificates and the Net WAC Cap Rate;

(xiii)  the Basis Risk Shortfalls and Prepayment Interest Shortfalls;

(xiv)   the  Overcollateralization  Amount  and  the  Required   Overcollateralization  Amount
following such Distribution Date;

(xv)    the number and aggregate  principal  balance of the Mortgage Loans  repurchased  under
Section 4.07;

(xvi)   the  aggregate  amount  of any  recoveries  with  respect  to the  Mortgage  Loans  on previously  foreclosed loans from  Residential  Funding due to a breach of  representation  or warranty;

(xvii)  the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

(xviii) the weighted  average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xix)   the amount, if any, of the Yield  Maintenance  Agreement Payment for such Distribution
Date and any shortfall in amounts  previously  required to be paid under the Yield Maintenance
Agreement for prior Distribution Dates;

(xx)    the occurrence of the Stepdown Date;

(xxi)   the amount,  if any,  required to be paid under any Derivative  Contract  entered into pursuant to Section 4.09 hereof;

(xxii)  the  aggregate  amount of  Realized  Losses  since the Cut-off  Date for the  Mortgage
Loans; and

(xxiii) the current Sixty-Plus Delinquency Percentage.

        In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts  shall be expressed as a dollar  amount per  Certificate  with a $1,000  denomination.
In addition  to the  statement  provided to the Trustee as set forth in this  Section 4.03(a), the Master  Servicer  shall  provide to any manager of a trust fund  consisting of some or all of the Certificates,  upon reasonable  request,  such additional  information as is reasonably obtainable by the Master Servicer at no additional  expense to the Master  Servicer.  Also, at the request of a Rating Agency,  the Master  Servicer shall provide the  information  relating to the  Reportable  Modified  Mortgage  Loans  substantially  in the form  attached  hereto as
Exhibit U to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such  information  more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable  period of time after the end of each  calendar  year,  the Master
Servicer shall prepare,  or cause to be prepared,  and the Trustee shall forward,  or cause to be forwarded,  upon the Trustee's  receipt thereof,  to each Person who at any time during the calendar year was the Holder of a Certificate,  other than a Class R Certificate,  a statement containing  the  information  set  forth in  clauses  (i) and  (ii) of  subsection  (a)  above aggregated for such calendar year or applicable  portion  thereof during which such Person was a  Certificateholder.  Such  obligation of the Master  Servicer and Trustee shall be deemed to have  been  satisfied  to the  extent  that  substantially  comparable  information  shall  be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

(c)     Within a reasonable  period of time after the end of each  calendar  year,  the Master
Servicer shall prepare,  or cause to be prepared,  and the Trustee shall forward,  or cause to be  forwarded,  to each  Person who at any time during the  calendar  year was the Holder of a
Class R Certificate,  a statement containing the applicable distribution  information provided pursuant  to this  Section 4.03  aggregated  for  such  calendar  year or  applicable  portion thereof  during  which such Person was the Holder of a Class R  Certificate.  Such  obligation of  the  Master  Servicer  shall  be  deemed  to  have  been  satisfied  to  the  extent  that substantially  comparable  information  shall be provided by the Master Servicer and forwarded by the Trustee pursuant to any requirements of the Code.

(d)     As  soon  as  reasonably  practicable,  upon  the  written  request  of  any  Class SB
Certificateholder  or  Class R  Certificateholder,  the  Master  Servicer  shall  provide  the requesting  Certificateholder  with such information as is necessary and  appropriate,  in the
Master  Servicer's  sole  discretion,   for  purposes  of  satisfying   applicable   reporting
requirements under Rule 144A.

(e)     The Master  Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust
Fund,  sign and cause to be filed with the  Commission  any  periodic  reports  required to be filed  under  the  provisions  of the  Exchange  Act,  and the rules  and  regulations  of the
Commission  thereunder.  In  connection  with the  preparation  and  filing  of such  periodic
reports,   the  Trustee  shall  timely   provide  to  the  Master   Servicer  (I)  a  list  of
Certificateholders  as shown on the Certificate  Register as of the end of each calendar year,
(II) copies of all  pleadings,  other legal  process and any other  documents  relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by the Trustee,  (III) notice of all matters that,  to the actual  knowledge
of  a  Responsible   Officer  of  the  Trustee,   have  been   submitted  to  a  vote  of  the
Certificateholders,  other  than  those  matters  that  have been  submitted  to a vote of the
Certificateholders  at the request of the  Depositor or the Master  Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required pursuant  to this  Agreement.  Neither  the Master  Servicer  nor the  Trustee  shall have any liability  with  respect to the Master  Servicer's  failure to  properly  prepare or file such periodic reports resulting from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting  from the Master  Servicer's  own negligence or willful misconduct.  Any Form 10-K filed with the Commission in connection  with this clause (e) shall include a  certification,  signed by the senior  officer in charge of the servicing  functions of the Master Servicer,  in the form attached as Exhibit T-1  hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in  compliance with Rule  13a-14 and 15d-14  under the  Exchange  Act and any  additional  directives  of the
Commission.  This  Section 4.03(e)  may be amended in accordance  with this Agreement  without the consent of the  Certificateholders.  In connection with the Form 10-K  Certification,  the
Trustee shall provide the Master Servicer with a back-up  certification  substantially  in the form attached hereto as Exhibit T-2.

Section 4.04.  Distribution of Reports to the Trustee and the Depositor; Advances by the
                      Master Servicer.

(a)     Prior to the close of business on the Business Day next succeeding each  Determination
Date,  the  Master  Servicer  shall  furnish a written  statement  (which may be in a mutually agreeable  electronic format) to the Trustee,  the Certificate  Insurer,  any Paying Agent and
the Depositor (the  information  in such statement to be made available to  Certificateholders by the Master  Servicer  on request)  (provided  that the Master  Servicer  shall use its best efforts to  deliver  such  written  statement  not later than 12:00 p.m.  New York time on the second  Business  Day  prior  to the  Distribution  Date)  setting  forth  (i)  the  Available
Distribution  Amount,  (ii) the amounts  required to be withdrawn  from the Custodial  Account and deposited into the Certificate Account on the immediately  succeeding  Certificate Account
Deposit  Date  pursuant to clause  (iii) of  Section 4.01(a),  (iii) the amount of  Prepayment
Interest Shortfalls and Basis Risk Shortfalls,  (iv) the Yield Maintenance  Agreement Payment,
if any, for such  Distribution  Date, (v) the  Certificate  Insurer Premium and, if the Master
Servicer  determines  that an Insured Payment exists for such  Distribution  Date, the amounts needed to complete the Notice related to such Insured  Payment,  and (vi) the amount,  if any, payable  to the  Trustee  by a  Derivative  Counterparty.  The  determination  by  the  Master
Servicer of such amounts shall,  in the absence of obvious error, be  presumptively  deemed to be correct for all purposes  hereunder  and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the
Master Servicer shall either (i) remit to the Trustee for deposit in the  Certificate  Account from its own funds, or funds received therefor from the  Subservicers,  an amount equal to the
Advances  to be made by the  Master  Servicer  in respect of the  related  Distribution  Date, which  shall  be in an  aggregate  amount  equal  to the sum of (A) the  aggregate  amount  of
Monthly  Payments other than Balloon  Payments (with each interest portion thereof adjusted to a per  annum  rate  equal to the Net  Mortgage  Rate  plus  the  Certificate  Insurer  Premium
Modified  Rate),  less  the  amount  of any  related  Servicing  Modifications,  Debt  Service
Reductions or Relief Act Shortfalls,  on the Outstanding  Mortgage Loans as of the related Due
Date in the  related  Due  Period,  which  Monthly  Payments  were due during the  related Due
Period and not  received as of the close of business  as of the  related  Determination  Date;
provided  that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with respect to each Balloon Loan  delinquent in respect of its Balloon  Payment as of the close of business on the related  Determination  Date, an amount equal to the assumed  Monthly  Payment
(with each  interest  portion  thereof  adjusted to a per annum rate equal to the Net Mortgage
Rate plus the  Certificate  Insurer  Premium  Modified  Rate)  that would have been due on the related Due Date based on the  original  amortization  schedule  for such  Balloon  Loan until such Balloon  Loan is finally  liquidated,  over any  payments of interest or principal  (with each  interest  portion  thereof  adjusted to a per annum rate equal to the Net Mortgage  Rate plus the  Certificate  Insurer Premium  Modified Rate) received from the related  Mortgagor as of the close of business  on the  related  Determination  Date and  allocable  to the Due Date during the related Due Period for each month until such  Balloon  Loan is finally  liquidated,
(ii) withdraw  from amounts on deposit in the  Custodial  Account and remit to the Trustee for deposit  in  the  Certificate  Account  all  or a  portion  of  the  Amount  Held  for  Future
Distribution  in  discharge  of any such  Advance,  or (iii) make  advances in the form of any combination  of clauses (i) and (ii)  aggregating  the amount of such Advance.  Any portion of the Amount Held for Future  Distribution  so used shall be replaced by the Master  Servicer by deposit  in the  Certificate  Account  on or before  11:00  A.M.  New York time on any  future
Certificate  Account Deposit Date to the extent that funds  attributable to the Mortgage Loans that are available in the  Custodial  Account for deposit in the  Certificate  Account on such
Certificate  Account Deposit Date shall be less than payments to  Certificateholders  required to be made on the following  Distribution  Date. The Master  Servicer shall be entitled to use any Advance made by a Subservicer as described in  Section 3.07(b)  that has been deposited in the Custodial  Account on or before such  Distribution Date as part of the Advance made by the
Master  Servicer  pursuant to this  Section 4.04.  The  determination  by the Master  Servicer that it has  made a  Nonrecoverable  Advance  or that any  proposed  Advance,  if made,  would constitute  a  Nonrecoverable  Advance,  shall be evidenced  by a  certificate  of a Servicing
Officer  delivered to the Depositor,  the  Certificate  Insurer and the Trustee.  In the event that the Master Servicer  determines as of the Business Day preceding any Certificate  Account
Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance  required to be made for the immediately  succeeding  Distribution  Date, it shall give notice to the Trustee  and the  Certificate  Insurer of its  inability  to advance  (such notice may be given by  telecopy),  not later than 3:00 P.M.,  New York time, on such Business
Day,  specifying  the  portion of such  amount  that it will be unable to  deposit.  Not later than 3:00 P.M.,  New York time, on the  Certificate  Account  Deposit Date the Trustee  shall, unless by 12:00  Noon,  New York time,  on such day the  Trustee  shall have been  notified in writing (by telecopy)  that the Master  Servicer  shall have directly or indirectly  deposited in the  Certificate  Account  such portion of the amount of the Advance as to which the Master
Servicer  shall  have  given  notice   pursuant  to  the  preceding   sentence,   pursuant  to
Section 7.01,  (a) terminate all of the rights and  obligations  of the Master  Servicer under this Agreement in accordance  with  Section 7.01  and (b) assume the rights and obligations of the Master  Servicer  hereunder,  including  the  obligation  to  deposit  in the  Certificate
Account an amount  equal to the  Advance for the  immediately  succeeding  Distribution  Date.
The Trustee  shall  deposit all funds it receives  pursuant to this  Section 4.04(b)  into the
Certificate Account.

Section 4.05.  Allocation of Realized Losses.

(a)     Prior to each Distribution  Date, the Master Servicer shall determine the total amount
of  Realized   Losses,   if  any,  that  resulted   from  any  Cash   Liquidation,   Servicing
Modifications,  Debt Service Reduction,  Deficient  Valuation or REO Disposition that occurred during  the  related  Prepayment  Period  or,  in the case of a  Servicing  Modification  that constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction in the  interest  portion of the Monthly  Payment due in the month in which such  Distribution
Date  occurs.   The  amount  of  each  Realized  Loss  shall  be  evidenced  by  an  Officers'
Certificate.

(b)     All Realized Losses on the Mortgage Loans shall be allocated as follows:

(i)     first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

(ii)    second, in reduction of the  Overcollateralization  Amount, until such amount has been reduced to zero; and

(iii)   third,  to the Class A-1,  Class A-2 and Class A-3  Certificates  on a pro rata basis, based on their then outstanding  Certificate  Principal Balances prior to giving  effect to  distributions  to be made on such  Distribution  Date,
                     until  the  aggregate   Certificate   Principal   Balance  of  each  such
                     Class has been reduced to zero.

(c)     An  allocation  of a Realized  Loss on a "pro rata basis" among two or more  specified
Classes of  Certificates  means an allocation on a pro rata basis,  among the various  Classes so  specified,  to each such  Class of  Certificates  on the basis of their  then  outstanding
Certificate  Principal  Balances  prior to giving effect to  distributions  to be made on such
Distribution  Date in the case of the  principal  portion of a  Realized  Loss or based on the
Accrued  Certificate  Interest  thereon  payable on such  Distribution  Date in the case of an interest  portion of a Realized  Loss.  Any  allocation of the  principal  portion of Realized
Losses  (other than Debt  Service  Reductions)  to the Class A  Certificates  shall be made by reducing  the  Certificate  Principal  Balance  thereof  by the  amount  so  allocated,  which allocation  shall be deemed to have  occurred on such  Distribution  Date;  provided,  that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the Certificates
below the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans.  Allocations  of the
interest  portions of Realized  Losses (other than any interest rate reduction  resulting from a  Servicing  Modification)  shall  be  made  by  operation  of  the  definition  of  "Accrued
Certificate  Interest"  for  each  Class for  such  Distribution  Date.   Allocations  of  the
interest  portion of a Realized Loss  resulting  from an interest rate reduction in connection with a  Servicing  Modification  shall  be  made  by  operation  of the  priority  of  payment provisions  of  Section 4.02(c).  All  Realized  Losses and all other  losses  allocated  to a
Class of  Certificates  hereunder will be allocated  among the  Certificates  of such Class in proportion to the Percentage Interests evidenced thereby.

(d)     All  Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution
Date to the  REMIC I  Regular  Interests  as provided in the  definition  of REMIC I  Realized
Losses.

(e)     Realized Losses allocated to the Excess Cash Flow or the Overcollateralization  Amount
pursuant  to  paragraphs  (a),  (b)  or  (c)  of  this  Section,  the  definition  of  Accrued
Certificate  Interest and the operation of  Section 4.02(c)  shall be deemed  allocated to the
Class SB  Certificates.  Realized Losses allocated to the Class SB  Certificates shall, to the extent such Realized Losses  represent  Realized Losses on an interest  portion,  be allocated to the REMIC II  Regular  Interest SB-IO.  Realized  Losses  allocated to the Excess Cash Flow pursuant  to  paragraph  (b) of this  Section  shall be deemed to reduce  Accrued  Certificate
Interest  on  the  REMIC II  Regular   Interest  SB-IO.   Realized  Losses  allocated  to  the
Overcollateralization  Amount  pursuant to paragraph (b) of this Section shall be deemed first to reduce the principal  balance of the REMIC II  Regular  Interest SB-PO until such principal balance shall have been reduced to zero and thereafter to reduce  accrued and unpaid  interest on the REMIC II Regular Interest SB-IO.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file  information  returns with respect to the  receipt  of  mortgage  interest  received  in a trade  or  business,  the  reports  of foreclosures  and  abandonments  of any  Mortgaged  Property  and  the  informational  returns relating to  cancellation  of  indebtedness  income  with  respect to any  Mortgaged  Property required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee  an  Officers'  Certificate  on or before  March 31 of each year,  beginning  with the first  March 31 that  occurs at least six months  after the Cut-off  Date,  stating  that such reports have been filed.  Such reports shall be in form and  substance  sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage  Loan which is  delinquent in payment by 90 days or more, the Master  Servicer  may, at its option,  purchase such Mortgage Loan from the Trustee at the
Purchase Price  therefor;  provided,  that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.

(b)     If at any  time  the  Master  Servicer  makes a  payment  to the  Certificate  Account covering the amount of the Purchase  Price for such a Mortgage  Loan as provided in clause (a)
above, and the Master Servicer  provides to the Trustee a certification  signed by a Servicing
Officer  stating  that the  amount  of such  payment  has been  deposited  in the  Certificate
Account,  then the Trustee shall  execute the  assignment of such Mortgage Loan at the request of the Master  Servicer  without  recourse to the Master  Servicer  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Master  Servicer will  thereupon own such  Mortgage,  and all such security and documents,  free of any  further  obligation  to the  Trustee or the  Certificateholders  with respect thereto.

Section 4.08.  Limited Mortgage Loan Repurchase Right.

        The Limited  Repurchase  Right Holder will have the option at any time to purchase any of the  Mortgage  Loans  from the  Trustee  at the  Purchase  Price,  up to a maximum  of five
Mortgage  Loans.  In the event that this option is exercised as to any five Mortgage  Loans in the aggregate,  this option will thereupon  terminate.  If at any time the Limited  Repurchase
Right Holder makes a payment to the  Certificate  Account  covering the amount of the Purchase
Price for such a Mortgage  Loan,  and the  Limited  Repurchase  Right  Holder  provides to the
Trustee  a  certification  signed  by a  Servicing  Officer  stating  that the  amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute the assignment  of such  Mortgage  Loan at the  request of the  Limited  Repurchase  Right  Holder without  recourse to the  Limited  Repurchase  Right  Holder  which  shall  succeed to all the
Trustee's  right,  title and  interest in and to such  Mortgage  Loan,  and all  security  and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Limited  Repurchase  Right Holder will  thereupon  own such  Mortgage,  and all such  security  and  documents,  free  of  any  further  obligation  to  the  Trustee  or  the
Certificateholders  with respect  thereto.  Any tax on "prohibited  transactions"  (as defined in Section  860F(a)(2)  of the Code) imposed on any REMIC  resulting  from the exercise of the optional repurchase in this Section 4.08 shall in no event be payable by the Trustee.

Section 4.09.  Derivative Contracts.

(a)     The Trustee shall, at the written  direction of the Master Servicer,  on behalf of the
Trust  Fund,  enter  into  Derivative  Contracts,  solely  for the  benefit  of the  Class  SB
Certificates.  Any such Derivative  Contract shall constitute a fully prepaid  agreement.  The
Master  Servicer shall  determine,  in its sole  discretion,  whether any Derivative  Contract conforms to the  requirements  of clauses (b) and (c) of this Section  4.09.  Any  acquisition of a Derivative  Contract shall be accompanied by an appropriate  amendment to this Agreement, including an Opinion of Counsel,  as provided in Section  11.01,  and either (i) an Opinion of
Counsel to the  effect  that the  existence  of the  Derivative  Contract  will not  adversely affect the  availability of the exemptive  relief  afforded under ERISA by U.S.  Department of
Labor Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently amended, 67 Fed. Reg.
54487  (Aug.  22,  2002),  to the  Holders  of the  Class A  Certificates,  as of the date the
Derivative  Contract  is  acquired  by the  Trustee;  or (ii) the  consent of each holder of a
Class  A  Certificate  to the  acquisition  of  such  Derivative  Contract.  All  collections, proceeds and other amounts in respect of the  Derivative  Contracts  payable by the Derivative
Counterparty  shall be  distributed  to the Class SB  Certificates  on the  Distribution  Date
following  receipt thereof by the Trustee.  In no event shall such an instrument  constitute a part of any  REMIC  created  hereunder.  In  addition,  in the event  any such  instrument  is deposited,  the Trust  Fund  shall be deemed to be  divided  into two  separate  and  discrete sub-trusts.  The  assets of one such  sub-trust  shall  consist of all the assets of the Trust
Fund other than such  instrument  and the assets of the other  sub-trust  shall consist solely of such instrument.

(b)     Any  Derivative  Contract that provides for any payment  obligation on the part of the
Trust  Fund must (i) be  without  recourse  to the assets of the Trust  Fund,  (ii)  contain a non-petition  covenant provision from the Derivative  Counterparty,  (iii) limit payment dates thereunder to Distribution  Dates and (iv) contain a provision  limiting any cash payments due to the  Derivative  Counterparty  on any day under such  Derivative  Contract  solely to funds available  therefor in the  Certificate  Account to make  payments to the Holders of the Class
SB Certificates on such Distribution Date.

(c)     Each  Derivative  Contract  must (i) provide for the direct  payment of any amounts by the Derivative  Counterparty  thereunder to the Certificate  Account at least one Business Day prior to the  related  Distribution  Date,  (ii)  contain  an  assignment  of all of the Trust
Fund's rights (but none of its obligations)  under such Derivative  Contract to the Trustee on behalf  the Class SB  Certificates  and shall  include an  express  consent of the  Derivative
Counterparty  to such  assignment,  (iii)  provide that in the event of the  occurrence  of an
Event of Default,  such  Derivative  Contract shall terminate upon the direction of a majority
Percentage  Interest  of  the  Class  SB  Certificates,   and  (iv)  prohibit  the  Derivative
Counterparty  from  "setting-off"  or "netting"  other  obligations  of the Trust Fund and its
Affiliates against such Derivative Counterparty's payment obligations thereunder.

Section 4.10.  Yield Maintenance Agreement.

(a)     In the event  that the  Trustee  does not  receive by the  Business  Day  preceding  a
Distribution   Date  the  amount  as   specified   by  the   Master   Servicer   pursuant   to
Section 4.04(a)(iv)  hereof as the amount to be paid with respect to such Distribution Date by the Yield Maintenance  Agreement Provider under the Yield Maintenance  Agreement,  the Trustee shall enforce the  obligation of the Yield  Maintenance  Agreement  Provider  thereunder.  The parties hereto  acknowledge that the Yield Maintenance  Agreement Provider shall be making all calculations,  and determine the amounts to be paid,  under the Yield  Maintenance  Agreement.
Absent  manifest  error,  the  Trustee  may  conclusively   rely  on  such   calculations  and
determination   and  any  notice  received  by  it  from  the  Master  Servicer   pursuant  to
Section 4.04(a)(iv) hereof.

(b)     The Trustee  shall  deposit or cause to be  deposited  any amount  received  under the
Yield Maintenance  Agreement into the Certificate  Account on the date such amount is received
from  the  Yield  Maintenance   Agreement  Provider  under  the  Yield  Maintenance  Agreement
(including  termination  payments,  if any). All payments received under the Yield Maintenance
Agreement   shall  be   distributed   in  accordance   with  the   priorities   set  forth  in
Section 4.02(c) hereof.

(c)     In the  event  that the  Yield  Maintenance  Agreement,  or any  replacement  thereof, terminates prior to the Distribution  Date in  November 2010,  the Master Servicer,  but at no
expense to the Master Servicer,  on behalf of the Trustee,  to the extent that the termination value under the Yield Maintenance  Agreement is sufficient  therefor and only to the extent of the  termination  payment  received  from the  Yield  Maintenance  Agreement  Provider,  shall
(i) cause  a new yield  maintenance  agreement  provider  to assume  the  obligations  of such terminated  yield  maintenance  agreement  provider  or  (ii) cause  a new  yield  maintenance agreement  provider  to enter  into a new yield  maintenance  agreement  with the  Trust  Fund having substantially similar terms as those set forth in the Yield Maintenance Agreement.

Section 4.11.  The Certificate Guaranty Insurance Policy.

(a)     If pursuant to Section  4.04(a)(v),  the Master  Servicer  determines  and  notifies a
Responsible  Officer of the Trustee in writing  that an Insured  Payment is  required  and the amount of such Insured  Payment for any  Distribution  Date,  the Trustee  shall  complete the
Notice and submit such Notice in accordance with the  Certificate  Guaranty  Insurance  Policy to the  Certificate  Insurer  no later  than 12:00  P.M.,  New York City  time,  on the second
Business Day immediately  preceding each Distribution  Date, as a claim for an Insured Payment in an amount equal to such Insured Payment.

(b)     The Trustee  shall  establish  and  maintain  the  Insurance  Account on behalf of the
Holders  of  the  Class  A  Certificates.   Upon  receipt  of  an  Insured  Payment  from  the
Certificate  Insurer on behalf of the Class A  Certificates,  the Trustee  shall  deposit such
Insured  Payment in the Insurance  Account.  All amounts on deposit in the  Insurance  Account shall remain  uninvested  with no liability  for interest or other  compensation  thereon.  On each  Distribution  Date,  the Trustee shall  transfer any Insured  Payment then on deposit in the  Insurance  Account  to the  Certificate  Account  and  distribute  such  Insured  Payment pursuant to Section 4.02.

(c)     The Trustee shall (i) receive as  attorney-in-fact  of each Class A  Certificateholder any Insured Payment from the  Certificate  Insurer and (ii) distribute such Insured Payment to the Class A Certificates  as set forth in subsection  (b) above.  Insured  Payments  disbursed by the Trustee  from  proceeds  of the  Certificate  Guaranty  Insurance  Policy  shall not be considered  payment by the Trust  Fund with  respect  to the Class A  Certificates,  nor shall such  disbursement of such Insured  Payments  discharge the obligations of the Trust Fund with respect to the  amounts  thereof,  and the  Certificate  Insurer  shall  become  owner of such amounts to the extent  covered by such Insured  Payments as the deemed  assignee of such Class
A  Certificateholders.  The Trustee hereby agrees on behalf of each Class A  Certificateholder
(and  each  Class A  Certificateholder,  by its  acceptance  of its Class A  Certificates,  as applicable,  hereby agrees) for the benefit of the Certificate  Insurer that the Trustee shall recognize that to the extent the Certificate  Insurer pays Insured  Payments,  either directly or  indirectly  (as  by  paying  through  the  Trustee),  to the  Class  A  Certificates,  the
Certificate  Insurer  will  be  entitled  to be  subrogated  to  the  rights  of the  Class  A
Certificateholders to the extent of such payments.

ARTICLE V

                                       THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Class A  Certificates,  Class SB  Certificates and Class R  Certificates  shall be substantially  in the forms set forth in Exhibits A, B, C, D and E,  respectively,  and shall, on original issue,  be executed and delivered by the Trustee to the Certificate  Registrar for authentication  and  delivery  to or upon  the  order of the  Depositor  upon  receipt  by the
Trustee or one or more  Custodians of the  documents  specified in  Section 2.01.  The Class A
Certificates  shall be issuable in minimum  dollar  denominations  of  $100,000  and  integral
multiples  of  $1  in  excess  thereof.  The  Class SB   Certificates  shall  be  issuable  in
registered,   certificated  form  in  minimum  percentage  interests  of  5.00%  and  integral multiples of 0.01% in excess thereof.  Each Class of Class R  Certificates  shall be issued in registered,  certificated  form  in  minimum  percentage  interests  of  20.00%  and  integral multiples of 0.01% in excess  thereof;  provided,  however,  that one Class R  Certificate  of each Class will be issuable to the REMIC  Administrator  as "tax matters  person"  pursuant to
Section 10.01(c)  in a minimum  denomination  representing  a Percentage  Interest of not less than 0.01%.  The  Certificates  shall be executed by manual or  facsimile  signature on behalf of an  authorized  officer  of the  Trustee.  Certificates  bearing  the  manual or  facsimile signatures of individuals  who were at any time the proper  officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals  or any of them have ceased to hold such offices  prior to the  authentication  and delivery of such  Certificate  or did not hold such offices at the date of such  Certificates.  No  Certificate  shall be  entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate  of  authentication  substantially  in the form provided for herein  executed by the  Certificate  Registrar by manual  signature,  and such  certificate  upon any Certificate shall be conclusive  evidence,  and the only  evidence,  that such  Certificate  has been duly authenticated  and  delivered  hereunder.  All  Certificates  shall be dated the date of their authentication.

(b)     The  Class A  Certificates  shall  initially  be  issued  as one or more  Certificates registered  in the name of the  Depository  or its  nominee  and,  except as  provided  below, registration  of such  Certificates  may not be  transferred  by the Trustee except to another
Depository that agrees to hold such  Certificates for the respective  Certificate  Owners with
Ownership  Interests  therein.  The Certificate  Owners shall hold their respective  Ownership
Interests  in and to  each  Class A  Certificate  through  the  book-entry  facilities  of the
Depository  and, except as provided  below,  shall not be entitled to Definitive  Certificates in  respect  of such  Ownership  Interests.  All  transfers  by  Certificate  Owners  of their respective  Ownership  Interests in the  Book-Entry  Certificates  shall be made in accordance with the procedures  established by the Depository  Participant or brokerage firm representing such Certificate  Owner. Each Depository  Participant  shall transfer the Ownership  Interests only in the  Book-Entry  Certificates  of  Certificate  Owners it  represents  or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee,  the Master  Servicer and the Depositor  may for all purposes  (including the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the  Depository as the authorized  representative  of the  Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  for purposes of exercising the rights of
Certificateholders   hereunder.   The  rights  of  Certificate  Owners  with  respect  to  the respective  Classes of Book-Entry  Certificates  shall be limited to those  established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms  representing  such  Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the  Depository as Holder of any Class of  Book-Entry  Certificates  with respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with  respect  to different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date  in connection  with  solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

        If with  respect to any  Book-Entry  Certificate  (i)(A)  the  Depositor  advises  the
Trustee in writing  that the  Depository  is no longer  willing or able to properly  discharge its  responsibilities  as Depository with respect to such  Book-Entry  Certificate and (B) the
Depositor is unable to locate a qualified  successor,  or (ii) (A) the Depositor at its option advises the Trustee in writing  that it elects to  terminate  the  book-entry  system for such
Book-Entry  Certificate  through  the  Depository  and (B) upon  receipt  of  notice  from the
Depository  of  the  Depositor's   election  to  terminate  the  book-entry  system  for  such
Book-Entry  Certificate,  the Depository  Participants  holding  beneficial  interests in such
Book-Entry  Certificates  agree to initiate  such  termination,  the Trustee  shall notify all
Certificate Owners of such Book-Entry Certificate,  through the Depository,  of the occurrence of any such event and of the  availability of Definitive  Certificates  to Certificate  Owners
requesting  the same.  Upon  surrender to the Trustee of the  Book-Entry  Certificates  by the
Depository,  accompanied by registration  instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition,  if an Event of Default has occurred and is continuing,  each Certificate
Owner  materially   adversely  affected  thereby  may  at  its  option  request  a  Definitive
Certificate  evidencing such Certificate  Owner's Percentage  Interest in the related Class of
Certificates.  In order to make such request,  such  Certificate  Owner shall,  subject to the rules and  procedures of the  Depository,  provide the  Depository  or the related  Depository
Participant  with directions for the  Certificate  Registrar to exchange or cause the exchange of  the  Certificate  Owner's  interest  in  such  Class of  Certificates  for  an  equivalent
Percentage  Interest in fully  registered  definitive  form.  Upon receipt by the  Certificate
Registrar of instructions  from the Depository  directing the Certificate  Registrar to effect such exchange (such instructions to contain  information  regarding the Class of  Certificates and the Certificate Principal Balance being exchanged,  the Depository  Participant account to be debited with the  decrease,  the  registered  holder of and delivery  instructions  for the
Definitive  Certificate,  and any other  information  reasonably  required by the  Certificate
Registrar),  (i) the  Certificate  Registrar  shall  instruct  the  Depository  to reduce  the related Depository  Participant's  account by the aggregate  Certificate  Principal Balance of the  Definitive  Certificate,  (ii) the Trustee  shall execute and the  Certificate  Registrar
shall   authenticate   and  deliver,   in  accordance  with  the   registration  and  delivery
instructions   provided  by  the  Depository,   a  Definitive   Certificate   evidencing  such
Certificate  Owner's Percentage  Interest in such Class of  Certificates and (iii) the Trustee shall execute and the Certificate  Registrar shall  authenticate a new Book-Entry  Certificate reflecting  the  reduction in the  aggregate  Certificate  Principal  Balance of such Class of
Certificates by the amount of the Definitive Certificates.

        Neither the  Depositor,  the Master  Servicer nor the Trustee  shall be liable for any actions taken by the Depository or its nominee,  including,  without limitation,  any delay in delivery of any instructions  required under this Section 5.01 and may  conclusively  rely on, and shall be  protected  in relying on, such  instructions.  Upon the  issuance of  Definitive
Certificates,  the  Trustee  and the  Master  Servicer  shall  recognize  the  Holders  of the
Definitive Certificates as Certificateholders hereunder.

(c)     Each of the  Certificates is intended to be a "security"  governed by Article 8 of the
Uniform  Commercial  Code as in  effect  in the  State of New York  and any  other  applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee in accordance  with the provisions of  Section 8.12  a Certificate  Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the  registration  of  Certificates  and of transfers  and  exchanges of  Certificates  as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of registering  Certificates  and transfers and exchanges of Certificates as herein  provided.
The  Certificate  Registrar,  or  the  Trustee,  shall  provide  the  Master  Servicer  with a
certified  list  of   Certificateholders   as  of  each  Record  Date  prior  to  the  related
Determination Date.

(b)     Upon  surrender  for  registration  of  transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose  pursuant to Section 8.12  and, in the case of any Class SB  Certificate or Class R  Certificate,  upon satisfaction of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in  the  name  of  the  designated  transferee  or  transferees,  one  or  more  new
Certificates of a like Class and aggregate Percentage Interest.

(c)     At the  option of the  Certificateholders,  Certificates  may be  exchanged  for other
Certificates of authorized  denominations of a like Class and aggregate  Percentage  Interest, upon  surrender of the  Certificates  to be  exchanged at any such office or agency.  Whenever any  Certificates  are  so  surrendered  for  exchange  the  Trustee  shall  execute  and  the
Certificate  Registrar shall  authenticate  and deliver the  Certificates of such  Class which
the  Certificateholder   making  the  exchange  is  entitled  to  receive.  Every  Certificate presented  or  surrendered  for  transfer or exchange  shall (if so required by the Trustee or the Certificate  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer,  sale, pledge or other  disposition of a Class SB  Certificate or Class R
Certificate  shall be made unless such transfer,  sale,  pledge or other disposition is exempt from the  registration  requirements  of the  Securities  Act of 1933,  as amended  (the "1933
Act"),  and any applicable  state  securities  laws or is made in accordance with said Act and laws. Except as otherwise  provided in this  Section 5.02(d),  in the event that a transfer of a  Class SB  Certificate  or Class R  Certificate  is to be made,  (i)  unless  the  Depositor directs  the  Trustee  otherwise,  the  Trustee  shall  require a written  Opinion  of Counsel acceptable to and in form and  substance  satisfactory  to the Trustee and the Depositor  that such transfer may be made pursuant to an exemption,  describing the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant  to said Act and laws, which  Opinion  of  Counsel  shall not be an  expense  of the  Trustee,  the Trust  Fund,  the
Depositor  or the Master  Servicer,  and (ii) the  Trustee  shall  require the  transferee  to execute a  representation  letter,  substantially  in the form of  Exhibit I  hereto,  and the
Trustee shall require the  transferor to execute a  representation  letter,  substantially  in the form of Exhibit J  hereto,  each  acceptable to and in form and substance  satisfactory to the  Depositor  and the  Trustee  certifying  to the  Depositor  and  the  Trustee  the  facts surrounding  such  transfer,  which  representation  letters  shall not be an  expense  of the
Trustee,  the Trust Fund, the Depositor or the Master  Servicer.  In lieu of the  requirements
set  forth  in  the  preceding  sentence,   transfers  of  Class SB  Certificates  or  Class R
Certificates  may  be  made  in  accordance  with  this  Section 5.02(d)  if  the  prospective transferee  of such a  Certificate  provides  the  Trustee  and the  Master  Servicer  with an investment  letter  substantially in the form of Exhibit N  attached hereto,  which investment letter shall not be an expense of the Trustee,  the  Depositor,  or the Master  Servicer,  and
which investment  letter states that, among other things,  such transferee (i) is a "qualified institutional  buyer" as defined under  Rule 144A,  acting for its own account or the accounts of other "qualified  institutional  buyers" as defined under Rule 144A, and (ii) is aware that the  proposed  transferor  intends to rely on the  exemption  from  registration  requirements under the 1933 Act  provided  by Rule 144A.  The Holder of a Class SB  Certificate  or Class R
Certificate  desiring to effect any transfer,  sale,  pledge or other  disposition  shall, and does hereby agree to,  indemnify the Trustee,  the Depositor,  the  Certificate  Insurer,  the
Master  Servicer and the  Certificate  Registrar  against any liability that may result if the transfer,  sale,  pledge or other  disposition  is not so exempt or is not made in  accordance with such federal and state laws and this Agreement.

(e)     (i) In the case of any  Class SB  Certificate  or Class R  Certificate  presented  for registration  in the name of any Person,  either (A) the Trustee  shall  require an Opinion of
Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor, the  Certificate  Insurer and the Master  Servicer to the effect that the  purchase or holding of such Class SB  Certificate  or Class R  Certificate is permissible  under  applicable  law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of
ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments), and will not  subject  the  Trustee,  the  Depositor,  the Master  Servicer,  the  Certificate
Insurer  or  the  Trust  Fund  to  any  obligation  or  liability  (including  obligations  or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this
Agreement,  which  Opinion of Counsel shall not be an expense of the Trustee,  the  Depositor, the Master  Servicer,  the  Certificate  Insurer  or the Trust  Fund,  or (B) the  prospective transferee shall be required to provide the Trustee,  the Depositor,  the Certificate  Insurer
and the Master  Servicer  with a  certification  to the effect  set forth in  Exhibit P  (with respect to a Class SB  Certificate) or in paragraph  fifteen of Exhibit H-1 (with respect to a
Class R   Certificate),   which  the  Trustee  may  rely  upon  without   further  inquiry  or
investigation,  or such other  certifications  as the Trustee may deem  desirable or necessary in order to establish that such  transferee or the Person in whose name such  registration  is requested  is not an  employee  benefit  plan or  other  plan or  arrangement  subject  to the prohibited  transaction  provisions  of ERISA  or  Section 4975  of the  Code,  or any  Person
(including an insurance  company  investing its general  accounts,  an investment  manager,  a named  fiduciary  or a trustee of any such plan) who is using  "plan  assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").

               (ii)   Any  purported  Certificate  Owner whose  acquisition  or holding of any
Class SB Certificate  (or interest  therein) was effected in violation of the  restrictions in this  Section 5.02(e)  shall  indemnify  and hold  harmless the  Depositor,  the Trustee,  the
Master  Servicer,  the Certificate  Insurer,  any  Subservicer,  any underwriter and the Trust
Fund from and  against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

(f)     (i)    Each  Person  who has or who  acquires  any  Ownership  Interest  in a  Class R
Certificate  shall be deemed by the acceptance or  acquisition  of such Ownership  Interest to have agreed to be bound by the following  provisions  and to have  irrevocably  authorized the
Trustee or its designee  under  clause  (iii)(A)  below to deliver  payments to a Person other than such  Person and to  negotiate  the terms of any  mandatory  sale under  clause  (iii)(B)
below and to execute all  instruments  of transfer  and to do all other  things  necessary  in connection  with any such sale.  The rights of each Person  acquiring any  Ownership  Interest in a Class R Certificate are expressly subject to the following provisions:

(A)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
shall be a  Permitted  Transferee  and shall  promptly  notify  the  Trustee  of any change or impending change in its status as a Permitted Transferee.

(B)     In  connection  with any  proposed  Transfer  of any  Ownership  Interest in a Class R
Certificate,  the Trustee  shall  require  delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of:

(I)     an  affidavit  and  agreement  (a  "Transfer  Affidavit  and  Agreement,"  in the form attached  hereto  as  Exhibit H-1)  from  the  proposed  Transferee,  in  form  and  substance satisfactory to the Master  Servicer,  representing and warranting,  among other things,  that it is a Permitted  Transferee,  that it is not acquiring its Ownership Interest in the Class R
Certificate  that is the subject of the proposed  Transfer as a nominee,  trustee or agent for any Person who is not a Permitted  Transferee,  that for so long as it retains  its  Ownership
Interest in a Class R  Certificate,  it will  endeavor to remain a Permitted  Transferee,  and that it has reviewed the  provisions of this  Section 5.02(f)  and agrees to be bound by them,
and

(II)    a certificate, in the form attached hereto as Exhibit H-2,  from the Holder wishing to transfer the Class R Certificate,  in form and substance  satisfactory to the Master Servicer, representing and warranting,  among other things,  that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding  the  delivery of a Transfer  Affidavit  and  Agreement  by a proposed
Transferee  under clause (B) above,  if a  Responsible  Officer of the Trustee who is assigned to this  Agreement  has actual  knowledge  that the  proposed  Transferee  is not a  Permitted
Transferee,  no Transfer of an Ownership  Interest in a Class R  Certificate  to such proposed
Transferee shall be effected.

(D)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
shall agree (x) to require a Transfer  Affidavit and  Agreement  from any other Person to whom such Person attempts to transfer its Ownership  Interest in a Class R  Certificate and (y) not
to transfer its  Ownership  Interest  unless it provides a  certificate  to the Trustee in the form attached hereto as Exhibit H-2.

(E)     Each Person holding or acquiring an Ownership  Interest in a Class R  Certificate,  by
purchasing  an  Ownership  Interest in such  Certificate,  agrees to give the Trustee  written notice that it is a "pass-through  interest  holder" within the meaning of Temporary  Treasury
Regulations  Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership  Interest in a  Class R  Certificate,  if  it  is,  or  is  holding  an  Ownership  Interest  in a  Class R
Certificate on behalf of, a "pass-through interest holder."

(ii)    The Trustee shall  register the Transfer of any Class R  Certificate  only if it shall have received the Transfer  Affidavit and Agreement,  a certificate  of the Holder  requesting such transfer in the form attached  hereto as Exhibit H-2  and all of such other  documents as shall have been  reasonably  required  by the  Trustee as a  condition  to such  registration.
Transfers  of  the  Class R   Certificates  to  Non-United  States  Persons  and  Disqualified
Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(A)     If any Disqualified Organization shall become a holder of a Class R Certificate,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration  of such  Transfer of such  Class R  Certificate.  If a  Non-United  States  Person shall become a holder of a  Class R  Certificate,  then the last  preceding  United  States  Person  shall be restored,  to the extent  permitted by law, to all rights and  obligations  as Holder  thereof retroactive to the date of  registration  of such Transfer of such Class R  Certificate.  If a transfer  of a Class R  Certificate  is  disregarded  pursuant to the  provisions  of Treasury
Regulations   Section 1.860E-1  or   Section 1.860G-3,   then  the  last  preceding  Permitted
Transferee  shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder  thereof  retroactive to the date of  registration  of such Transfer of such Class R
Certificate.  The Trustee  shall be under no liability to any Person for any  registration  of
Transfer of a Class R  Certificate  that is in fact not permitted by this  Section 5.02(f)  or for making  any  payments  due on such  Certificate  to the  holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)     If any  purported  Transferee  shall  become  a Holder  of a  Class R  Certificate  in violation of the restrictions in this  Section 5.02(f)  and to the extent that the retroactive restoration  of the rights of the Holder of such  Class R  Certificate  as described in clause
(iii)(A)  above shall be invalid,  illegal or  unenforceable,  then the Master  Servicer shall have  the  right,  without  notice  to  the  holder  or  any  prior  holder  of  such  Class R
Certificate,  to sell such Class R  Certificate to a purchaser selected by the Master Servicer on such terms as the Master  Servicer may choose.  Such  purported  Transferee  shall promptly endorse and deliver  each Class R  Certificate  in  accordance  with the  instructions  of the
Master  Servicer.  Such  purchaser may be the Master  Servicer  itself or any Affiliate of the
Master  Servicer.  The  proceeds  of such sale,  net of the  commissions  (which  may  include commissions  payable to the Master  Servicer or its  Affiliates),  expenses  and taxes due, if any,  will be remitted  by the Master  Servicer to such  purported  Transferee.  The terms and conditions of any sale under this clause  (iii)(B) shall be determined in the sole  discretion of the Master  Servicer,  and the Master  Servicer shall not be liable to any Person having an
Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iii)   The Master  Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the Trustee, all information necessary to compute any tax imposed

(A)     as a result of the Transfer of an Ownership  Interest in a Class R  Certificate to any
Person  who is a  Disqualified  Organization,  including  the  information  regarding  "excess inclusions"  of such  Class R  Certificates  required to be provided to the  Internal  Revenue
Service and certain Persons as described in Treasury Regulations  Sections  1.860D-1(b)(5) and
1.860E-2(a)(5), and

(B)     as a result of any regulated investment company,  real estate investment trust, common trust fund,  partnership,  trust, estate or organization described in Section 1381 of the Code that holds an Ownership  Interest in a Class R  Certificate having as among its record holders at any time  any  Person  who is a  Disqualified  Organization.  Reasonable  compensation  for providing such information may be required by the Master Servicer from such Person.

(iv)    The  provisions  of this  Section 5.02(f)  set forth  prior to this clause (iv) may be modified,  added to or  eliminated,  provided  that  there  shall have been  delivered  to the
Trustee the following:

(A)     written consent of the Certificate  Insurer and written  notification from each Rating
Agency to the effect that the  modification,  addition to or  elimination  of such  provisions will not cause such  Rating  Agency to  downgrade  its  then-current  ratings,  if any, of the
Class A  Certificates  below the lower of the  then-current  rating or the rating  assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)     a certificate of the Master Servicer  stating that the Master Servicer has received an
Opinion of Counsel, in form and substance  satisfactory to the Master Servicer,  to the effect that such  modification,  addition to or absence of such  provisions  will not cause any REMIC created  hereunder  to cease to  qualify  as a REMIC and will not cause (x) any REMIC  created hereunder  to be  subject  to an  entity-level  tax  caused  by the  Transfer  of any  Class R
Certificate  to a Person that is a Disqualified  Organization  or (y) a  Certificateholder  or
another  Person to be  subject to a  REMIC-related  tax  caused by the  Transfer  of a Class R
Certificate to a Person that is not a Permitted Transferee.

(g)     No service  charge shall be made for any transfer or exchange of  Certificates  of any
Class,  but  the  Trustee  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental  charge  that may be imposed in  connection  with any  transfer  or  exchange  of
Certificates.

(h)     All  Certificates  surrendered  for transfer  and  exchange  shall be destroyed by the
Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate  Registrar,  or the
Trustee  and  the  Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered  to the Trustee and the  Certificate  Registrar  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the  absence of notice to the  Trustee  or the  Certificate
Registrar  that such  Certificate  has been  acquired  by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like  tenor,  Class and  Percentage  Interest  but  bearing a number not  contemporaneously outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses
of  the  Trustee  and  the  Certificate   Registrar)   connected   therewith.   Any  duplicate
Certificate  issued  pursuant  to this  Section shall  constitute  complete  and  indefeasible evidence of ownership in the Trust Fund,  as if  originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior  to  due  presentation  of a  Certificate  for  registration  of  transfer,  the
Depositor,  the Master  Servicer,  the  Trustee,  the  Certificate  Insurer,  the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer,  the Certificate  Insurer, the
Trustee or the  Certificate  Registrar may treat the Person in whose name any  Certificate  is registered  as the  owner of such  Certificate  for the  purpose  of  receiving  distributions pursuant to Section 4.02  and for all other purposes  whatsoever,  except as and to the extent provided in the  definition  of  "Certificateholder,"  and neither the  Depositor,  the Master
Servicer,  the Certificate Insurer,  the Trustee,  the Certificate  Registrar nor any agent of the  Depositor,  the Master  Servicer,  the  Trustee  or the  Certificate  Registrar  shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The  Trustee may appoint a Paying  Agent for the  purpose of making  distributions  to
Certificateholders  pursuant  to  Section 4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee  shall deposit or cause to be  deposited  with the Paying  Agent a sum  sufficient  to make the  payments  to
Certificateholders  in the amounts and in the manner  provided for in  Section 4.02,  such sum to be held in trust for the  benefit  of  Certificateholders.  The  Trustee  shall  cause each
Paying  Agent to execute and deliver to the Trustee an  instrument  in which such Paying Agent shall  agree with the  Trustee  that such  Paying  Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the  benefit of the  Certificateholders  entitled thereto  until  such sums shall be paid to such  Certificateholders.  Any sums so held by such
Paying  Agent  shall  be held  only in  Eligible  Accounts  to the  extent  such  sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor  and the Master  Servicer  shall each be liable in  accordance  herewith only  to the  extent  of the  obligations  specifically  and  respectively  imposed  upon  and undertaken by the Depositor and the Master Servicer  herein.  By way of  illustration  and not limitation,  the Depositor is not liable for the servicing and  administration of the Mortgage
Loans,  nor is it obligated by Section 7.01 or  Section 10.01 to assume any obligations of the
Master  Servicer  or to appoint a designee to assume  such  obligations,  nor is it liable for any other  obligation  hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Depositor or the Master Servicer; Assignment of
                      Rights and Delegation of Duties by Master Servicer.

(a)     The Depositor and the Master  Servicer  shall each keep in full effect its  existence, rights and franchises as a corporation under the laws of the state of its  incorporation,  and will each obtain and preserve its  qualification  to do business as a foreign  corporation  in each  jurisdiction  in which  such  qualification  is or shall be  necessary  to  protect  the validity and  enforceability of this Agreement,  the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

(b)     Any  Person  into  which  the  Depositor  or the  Master  Servicer  may be  merged  or consolidated,  or any  corporation  resulting  from any merger or  consolidation  to which the
Depositor or the Master  Servicer shall be a party,  or any Person  succeeding to the business of the  Depositor  or the Master  Servicer,  shall be the  successor  of the  Depositor or the
Master Servicer,  as the case may be, hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary notwithstanding;  provided,  however,  that the  successor or  surviving  Person to the Master
Servicer  shall be  qualified  to  service  mortgage  loans on behalf of Fannie Mae or Freddie
Mac;  and  provided  further  that  each  Rating  Agency's  ratings,  if any,  of the  Class A
Certificates  in effect  immediately  prior to such merger or  consolidation  (without  taking into account the  Certificate  Guaranty  Insurance  Policy) will not be qualified,  reduced or withdrawn  as a result  thereof  (as  evidenced  by a letter to such  effect  from each Rating
Agency).

(c)     Notwithstanding  anything else in this  Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and  obligations  under this
Agreement;  provided  that the Person  accepting  such  assignment  or  delegation  shall be a
Person which is qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory  to the Trustee,  the  Certificate  Insurer and the Depositor,  is
willing to service  the  Mortgage  Loans and  executes  and  delivers  to the  Depositor,  the
Certificate  Insurer  and  the  Trustee  an  agreement,   in  form  and  substance  reasonably
satisfactory  to the Depositor,  the  Certificate  Insurer and the Trustee,  which contains an assumption  by  such  Person  of the due  and  punctual  performance  and  observance  of each covenant  and  condition  to be  performed  or  observed  by the  Master  Servicer  under this
Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates that have been rated in effect  immediately  prior to such assignment and delegation  (without taking  into  account  the  Certificate  Guaranty  Insurance  Policy)  will not be  qualified, reduced or withdrawn as a result of such  assignment  and delegation (as evidenced by a letter to such effect from each Rating  Agency).  In the case of any such  assignment and delegation, the Master Servicer shall be released from its obligations  under this Agreement,  except that the Master Servicer shall remain liable for all  liabilities  and  obligations  incurred by it as Master Servicer  hereunder  prior to the  satisfaction of the conditions to such assignment and delegation set forth in the next preceding  sentence.  Notwithstanding  the foregoing,  in the event of a pledge or  assignment by the Master  Servicer  solely of its rights to purchase all assets of the Trust Fund under  Section  9.01(a) (or, if so specified in Section  9.01(a), its rights to purchase  the  Mortgage  Loans and property  acquired  related to such  Mortgage
Loans or its rights to purchase the Certificates  related thereto),  the provisos of the first sentence of this paragraph will not apply.

Section 6.03.  Limitation on Liability of the Depositor, the Master Servicer and Others.

        None  of the  Depositor,  the  Master  Servicer  or any  of the  directors,  officers, employees or agents of the  Depositor or the Master  Servicer  shall be under any liability to the Trust Fund or the  Certificateholders  for any  action  taken or for  refraining  from the taking of any action in good faith  pursuant  to this  Agreement,  or for errors in  judgment;
provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such  Person  against  any breach of  warranties,  representations  or  covenants  made herein or any  liability  which would  otherwise be imposed by reason of willful  misfeasance, bad  faith or  gross  negligence  in the  performance  of  duties  or by  reason  of  reckless disregard of obligations  and duties  hereunder.  The Depositor,  the Master  Servicer and any director,  officer,  employee or agent of the  Depositor  or the Master  Servicer  may rely in good faith on any  document of any kind prima facie  properly  executed  and  submitted by any
Person respecting any matters arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee  or agent  of the  Depositor  or the  Master  Servicer  shall be indemnified  by the Trust  Fund and held  harmless  against  any loss,  liability  or  expense incurred in connection with any legal action  relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage
Loans  (except  as any  such  loss,  liability  or  expense  shall be  otherwise  reimbursable pursuant to this Agreement) and any loss,  liability or expense  incurred by reason of willful misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless  disregard of obligations and duties  hereunder.  Neither the Depositor nor the  Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend any legal or administrative action,  proceeding,  hearing or examination that is not incidental to its  respective  duties  under this  Agreement  and which in its opinion may involve it in any expense or liability;  provided,  however,  that the  Depositor or the Master  Servicer may in its  discretion  undertake any such action,  proceeding,  hearing or  examination  that it may deem  necessary  or desirable  in respect to this  Agreement  and the rights and duties of the parties  hereto  and  the  interests  of the  Certificateholders  or the  Certificate  Insurer
hereunder.  In such event,  the legal expenses and costs of such action,  proceeding,  hearing
or  examination  and  any  liability  resulting   therefrom  shall  be  expenses,   costs  and
liabilities  of the Trust Fund,  and the Depositor and the Master  Servicer  shall be entitled to be  reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the Custodial Account as provided by Section 3.10  and, on the Distribution  Date(s) following such  reimbursement,  the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate  Interest on each  Class entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Depositor and Master Servicer Not to Resign.

        Subject to the  provisions  of  Section 6.02,  neither  the  Depositor  nor the Master
Servicer shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties  hereunder  are no longer  permissible  under  applicable law.  Any such  determination  permitting  the  resignation  of the  Depositor  or the  Master
Servicer  shall be evidenced by an Opinion of Counsel (at the expense of the resigning  party)
to such effect  delivered to the Trustee and the Certificate  Insurer.  No such resignation by the Master  Servicer shall become  effective  until the Trustee or a successor  servicer shall have  assumed the Master  Servicer's  responsibilities  and  obligations  in  accordance  with
Section 7.02.

ARTICLE VII

                                           DEFAULT

Section 7.01.  Events of Default.

        Event  of  Default,  wherever  used  herein,  means  any one of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary  or  involuntary or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master  Servicer shall fail to distribute or cause to be distributed to Holders of
        Certificates of any Class any  distribution required to be made under the terms of the
        Certificates  of such Class and this Agreement and, in either case, such failure shall continue  unremedied  for a period of 5 days after the date upon which written  notice of such failure,  requiring such failure to be remedied,  shall have been given to the
        Master  Servicer by the Trustee,  the  Certificate  Insurer or the Depositor or to the
        Master Servicer,  the Depositor and the Trustee by the Holders of Certificates of such
        Class evidencing Percentage Interests aggregating not less than 25%; or

(ii)    the Master  Servicer  shall fail to observe  or perform in any  material  respect  any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this  Agreement and such failure shall  continue unremedied  for a period of 30 days  (except  that such  number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance Policy) after the date on which  written  notice of such  failure,  requiring  the same to be  remedied, shall have been given to the Master Servicer by the Trustee,  the Certificate  Insurer
        or the  Depositor,  or to the Master  Servicer,  the  Depositor and the Trustee by the
        Holders  of  Certificates  of  any  Class evidencing,  as to  such  Class,  Percentage
        Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an  involuntary  case under any present or future  federal or state bankruptcy,  insolvency  or similar law or  appointing  a  conservator  or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities  or similar  proceedings,  or for the  winding-up  or  liquidation  of its affairs,  shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master  Servicer shall consent to the  appointment of a conservator or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities,  or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become  due,  file a petition  to take  advantage  of, or commence a voluntary case under, any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations;
        or

(vi)    the Master Servicer shall notify the Trustee  pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default  described  in clauses  (i)-(v)  of this  Section shall  occur, then,  and in each and every such case,  so long as such Event of Default  shall not have been remedied,  either the  Depositor  or the Trustee  shall at the  direction  of the  Certificate
Insurer (unless a Certificate  Insurer  Default is continuing,  in which case at the direction of the Holders of  Certificates  entitled  to at least 51% of the Voting  Rights) by notice in writing to the Master Servicer (and to the Depositor and the  Certificate  Insurer if given by the  Trustee  or to the  Trustee  and the  Certificate  Insurer  if given  by the  Depositor), terminate all of the rights and  obligations  of the Master  Servicer under this Agreement and in  and to  the  Mortgage  Loans  and  the  proceeds  thereof,  other  than  its  rights  as a
Certificateholder  hereunder;  provided,  however,  that a successor to the Master Servicer is appointed  pursuant to  Section 7.02  and such successor  Master  Servicer shall have accepted the duties of Master  Servicer  effective upon the resignation of the Master  Servicer.  If an
Event of Default  described in clause (vi) hereof  shall  occur,  the Trustee with the written consent of the Certificate  Insurer shall, by notice to the Master  Servicer,  the Certificate
Insurer and the  Depositor,  immediately  terminate all of the rights and  obligations  of the
Master  Servicer  under  this  Agreement  and in and to the  Mortgage  Loans and the  proceeds
thereof,   other  than  its  rights  as  a   Certificateholder   hereunder   as   provided  in
Section 4.04(b).  On or after the receipt by the Master Servicer of such written  notice,  all authority and power of the Master Servicer under this  Agreement,  whether with respect to the
Certificates  (other  than as a Holder  thereof) or the  Mortgage  Loans or  otherwise,  shall subject  to  Section 7.02  pass to and be  vested in the  Trustee  or the  Trustee's  designee
appointed  pursuant  to  Section 7.02;   and,  without  limitation,   the  Trustee  is  hereby
authorized  and  empowered  to  execute  and  deliver,  on behalf of the Master  Servicer,  as attorney-in-fact  or  otherwise,  any and all documents  and other  instruments,  and to do or accomplish  all other acts or things  necessary or  appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer and endorsement or assignment of the
Mortgage Loans and related  documents,  or otherwise.  The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master  Servicer's  responsibilities  and rights hereunder,  including,  without limitation, the transfer to the Trustee or its designee for  administration  by it of all cash  amounts  which  shall at the time be  credited  to the
Custodial  Account or the  Certificate  Account or  thereafter be received with respect to the
Mortgage  Loans.  No such  termination  shall  release the Master  Servicer for any  liability that it would  otherwise  have  hereunder for any act or omission  prior to the effective time of  such  termination.  Notwithstanding  any  termination  of the  activities  of  Residential
Funding in its capacity as Master Servicer  hereunder,  Residential  Funding shall be entitled to receive,  out of any late  collection of a Monthly Payment on a Mortgage Loan which was due prior to the  notice  terminating  Residential  Funding's  rights  and  obligations  as Master
Servicer hereunder and received after such notice,  that portion to which Residential  Funding would have been  entitled  pursuant  to  Sections  3.10(a)(ii),  (vi) and (vii) as well as its
Servicing  Fee in  respect  thereof,  and any other  amounts  payable to  Residential  Funding hereunder  the  entitlement  to  which  arose  prior  to the  termination  of  its  activities hereunder.  Upon the  termination  of  Residential  Funding as Master  Servicer  hereunder the
Depositor shall deliver to the Trustee,  as successor Master  Servicer,  a copy of the Program
Guide and upon the request of the  Certificate  Insurer,  a copy of the  Program  Guide to the
Certificate Insurer.

Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.

(a)     On and after the time the Master  Servicer  receives a notice of termination  pursuant to  Section  7.01 or  resigns in  accordance  with  Section  6.04,  so long as no  Certificate
Insurer Default exists, the Certificate  Insurer may appoint a successor Master Servicer,  and if the  Certificate  Insurer  fails to do so within 30 days or a Certificate  Insurer  Default exists,  the Trustee or, upon notice to the  Certificate  Insurer and the  Depositor  and with the  Depositor's  consent  and,  so  long  as  no  Certificate  Insurer  Default  exists,  the
Certificate  Insurer's  consent (which consent shall not be unreasonably  withheld) a designee
(which meets the  standards  set forth below) of the  Trustee,  shall be the  successor in all respects to the Master  Servicer in its  capacity as  servicer  under this  Agreement  and the
transactions   set  forth  or   provided   for   herein  and  shall  be  subject  to  all  the
responsibilities,  duties and  liabilities  relating  thereto  placed on the  Master  Servicer
(except for the  responsibilities,  duties and  liabilities  contained  in  Sections  2.02 and
2.03(a),  excluding the duty to notify  related  Subservicers  as set forth in such  Sections, and its  obligations to deposit  amounts in respect of losses incurred prior to such notice or termination on the  investment of funds in the Custodial  Account or the  Certificate  Account pursuant  to  Sections  3.07(c) and  4.01(c) by the terms and  provisions  hereof);  provided, however,  that any failure to perform such duties or responsibilities  caused by the preceding
Master  Servicer's  failure to  provide  information  required  by  Section 4.04  shall not be considered a default by the Trustee  hereunder as successor Master  Servicer.  As compensation therefor,  the Trustee as successor  Master  Servicer  shall be entitled to all funds relating to the  Mortgage  Loans which the Master  Servicer  would have been  entitled to charge to the
Custodial  Account or the  Certificate  Account if the Master  Servicer  had  continued to act hereunder  and, in addition,  shall be entitled to the income from any  Permitted  Investments made with amounts  attributable  to the Mortgage  Loans held in the  Custodial  Account or the
Certificate  Account.  If the  Trustee  has become the  successor  to the Master  Servicer  in accordance with Section 6.04 or Section 7.01,  then  notwithstanding  the above, so long as no
Certificate  Insurer Default exists,  the Certificate  Insurer may appoint a successor  Master
Servicer,  and if the  Certificate  Insurer  fails to do so  within  30 days or a  Certificate
Insurer Default  exists,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint,  or petition a court of competent  jurisdiction to appoint,  any established  housing  and home  finance  institution,  which is also a Fannie  Mae or  Freddie
Mac-approved mortgage servicing  institution,  having a net worth of not less than $10,000,000 as the  successor to the Master  Servicer  hereunder in the  assumption  of all or any part of the  responsibilities,  duties  or  liabilities  of the  Master  Servicer  hereunder.  Pending appointment  of a  successor  to the Master  Servicer  hereunder,  the  Trustee  shall  become successor to the Master  Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements for the  compensation  of  such  successor  out of  payments  on  Mortgage  Loans  as it and  such successor shall agree;  provided,  however,  that no such  compensation  shall be in excess of that  permitted  the initial  Master  Servicer  hereunder.  The  Depositor,  the Trustee,  the
Custodian  and such  successor  shall take such action,  consistent  with this  Agreement,  as shall  be  necessary  to  effectuate  any  such  succession.  Any  successor  Master  Servicer appointed  pursuant to this  Section 7.02  shall not receive a Servicing  Fee with respect any
Mortgage Loan not directly  serviced by the Master Servicer on which the  Subservicing Fee (i)
accrues  at a rate of less than  0.50% per  annum  and (ii) has to be  increased  to a rate of
0.50%  per  annum  in  order  to  hire a  Subservicer.  The  Master  Servicer  shall  pay  the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(b)     In connection with the  termination or resignation of the Master  Servicer  hereunder, either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall  represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material  respects with the rules and  procedures of
MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer  shall  cooperate  with the successor  Master
Servicer in causing  MERS to revise its records to reflect the  transfer of  servicing  to the successor  Master  Servicer  as  necessary  under  MERS'  rules and  regulations,  or (ii) the predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing
MERS to execute and deliver an  assignment  of Mortgage  in  recordable  form to transfer  the
Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage
Loan  or  servicing  of such  Mortgage  Loan  on the  MERS(R)System  to the  successor  Master
Servicer.  The  predecessor  Master  Servicer  shall  file  or  cause  to be  filed  any  such assignment in the appropriate  recording  office.  The predecessor  Master Servicer shall bear any and all fees of MERS,  costs of preparing any assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage that may be required  under this  subsection (b).  The successor  Master  Servicer shall cause such  assignment to be delivered to the Trustee or the
Custodian  promptly upon receipt of the original with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such  termination or appointment of a successor to the Master  Servicer,  the
Trustee  shall give  prompt  written  notice  thereof to the  Certificate  Insurer  and to the
Certificateholders at their respective addresses appearing in the Certificate Register.

(b)     Within 60 days  after  the  occurrence  of any Event of  Default,  the  Trustee  shall transmit by mail to all Holders of  Certificates  and the  Certificate  Insurer notice of each such Event of Default  hereunder  known to the  Trustee,  unless  such Event of Default  shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.  Waiver of Events of Default.

        The Certificate Insurer or the Holders  representing at least 66% of the Voting Rights of  Certificates  affected  by a  default  or Event of  Default  hereunder,  with the  written consent of the  Certificate  Insurer,  which consent shall not be unreasonably  withheld,  may waive any  default  or Event of  Default;  provided,  however,  that (a) a default or Event of
Default  under  clause  (i) of  Section  7.01 may be waived  with the  written  consent of the
Certificate  Insurer,  only by all of the Holders of Certificates  affected by such default or
Event of Default  (which Voting Rights of the Class A  Certificateholders  may be exercised by the  Certificate  Insurer  without the consent of such  Holders and may only be  exercised  by such Holders with the prior  written  consent of the  Certificate  Insurer so long as there is no Certificate  Insurer  Default) and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of  Certificates  in the manner set forth in Section  11.01(b)(i),  (ii) or (iii).
Upon any such  waiver of a default  or Event of  Default  by the  Certificate  Insurer  or the
Holders  representing  the requisite  percentage of Voting Rights of Certificates  affected by such default or Event of Default with the consent of the  Certificate  Insurer,  which consent shall not be  unreasonably  withheld,  such  default or Event of Default  shall cease to exist and shall be deemed to have been  remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent or other default or Event of Default or impair any right  consequent thereon except to the extent expressly so waived.

Section 7.05.  Servicing Trigger; Removal of Master Servicer.

(a)     Upon  determination by the Certificate  Insurer that a Servicing Trigger has occurred, the  Certificate  Insurer shall give written  notice of such  Servicing  Trigger to the Master
Servicer, the Depositor, the Trustee and to each Rating Agency.

(b)     At any time after such determination and while a Servicing Trigger is continuing,  the
Certificate  Insurer  may direct the  Trustee in writing to remove the Master  Servicer if the
Certificate  Insurer makes a  determination  that the manner of master  servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Fund.

(c)     Upon receipt of  directions  to remove the Master  Servicer  pursuant to the preceding clause (b), the Trustee shall notify the Master  Servicer that it has been  terminated and the
Master  Servicer  shall be  terminated  in the same manner as specified  in Sections  7.01 and
7.02.

(d)     After  notice  of  occurrence  of a  Servicing  Trigger  has been  given  and  while a
Servicing  Trigger is  continuing,  until and unless the Master  Servicer  has been removed as provided  in clause  (b),  the  Master  Servicer  covenants  and  agrees to act as the  Master
Servicer for a term from the  occurrence of the  Servicing  Trigger to the end of the calendar quarter in which such Servicing  Trigger occurs,  which term may at the Certificate  Insurer's discretion  be  extended  by  written  notice  to the  Trustee  and the  Master  Servicer  for successive  terms of three  (3)  calendar  months  each,  until the  termination  of the Trust
Fund.  The  Master  Servicer  will,  upon the  receipt  of each such  notice of  extension  (a
"Master Servicer  Extension Notice") become bound for the duration of the term covered by such
Master Servicer  Extension  Notice to continue as Master Servicer subject to and in accordance with this  Agreement.  If, as of the  fifteenth  (15th)  day prior to the last day of any term as the Master  Servicer,  the Trustee  shall not have received any Master  Servicer  Extension
Notice from the  Certificate  Insurer,  the Trustee  shall,  within five (5) days  thereafter, give written notice of such  nonreceipt to the  Certificate  Insurer and the Master  Servicer.
If any such term expires  without a Master  Servicer  Extension  Notice then the Trustee shall act as successor Master Servicer as provided in Section 7.02.

(e)     No  provision of this Section 7.05 shall have the effect of limiting the rights of the
Depositor, the Trustee, the Certificateholders or the Certificate Insurer under Section 7.01.

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee,  prior to the  occurrence  of an Event of Default and after the curing of all Events of Default  which may have  occurred,  undertakes  to perform  such duties and only such  duties as are  specifically  set forth in this  Agreement.  In case an Event of  Default has occurred  (which has not been cured or waived),  the Trustee  shall  exercise  such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the  circumstances in the conduct of such investor's own affairs.

(b)     The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions,
reports,   documents,  orders  or  other  instruments  furnished  to  the  Trustee  which  are specifically  required to be  furnished  pursuant to any  provision of this  Agreement,  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The
Trustee  shall  notify  the  Certificateholders  and  the  Certificate  Insurer  of  any  such documents which do not materially  conform to the  requirements of this Agreement in the event that the Trustee, after so requesting,  does not receive  satisfactorily  corrected documents.
The Trustee  shall forward or cause to be forwarded in a timely  fashion the notices,  reports and statements  required to be forwarded by the Trustee  pursuant to Sections 4.03,  7.03, and
10.01.   The  Trustee  shall  furnish  in  a  timely  fashion  to  the  Master  Servicer  such information  as the Master  Servicer may  reasonably  request from time to time for the Master
Servicer to fulfill its duties as set forth in this  Agreement  and the Trustee  shall furnish in a timely  fashion to the  Certificate  Insurer such  information  in its  possession as the
Certificate  Insurer may reasonably  request from time to time for the Certificate  Insurer to protect its  interests  and to fulfill its duties  under the  Certificate  Guaranty  Insurance
Policy.  The Trustee  covenants and agrees that it shall perform its obligations  hereunder in a manner so as to maintain  the status of each REMIC  created  hereunder  as a REMIC under the
REMIC Provisions and (subject to  Section 10.01(f))  to prevent the imposition of any federal, state or local income,  prohibited  transaction,  contribution  or other tax on the Trust Fund to the extent that maintaining  such status and avoiding such taxes are reasonably  within the control  of the  Trustee  and are  reasonably  within  the  scope  of its  duties  under  this
Agreement.

(c)     No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default  which may have  occurred,  the duties and  obligations  of the
        Trustee shall be determined  solely by the express  provisions of this Agreement,  the
        Trustee shall not be liable except for the  performance of such duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against  the  Trustee  and,  in the absence of bad faith on the part of the Trustee,  the Trustee may conclusively  rely, as to the truth of the statements  and the  correctness of the opinions  expressed  therein,  upon any certificates  or  opinions  furnished  to the Trustee by the  Depositor  or the Master
        Servicer  and  which  on  their  face,  do not  contradict  the  requirements  of this
        Agreement;

(ii)    The  Trustee  shall not be  personally  liable for an error of  judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction  of the
        Certificate  Insurer or the  Certificateholders  holding  Certificates which evidence,
        Percentage  Interests  aggregating not less than 25% of the affected Classes as to the time,  method and place of conducting any  proceeding for any remedy  available to the
        Trustee,  or  exercising  any trust or power  conferred  upon the Trustee,  under this
        Agreement;

(iv)    The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified in clauses (i) and (ii) of  Section 7.01  or an
        Event  of  Default  under  clauses  (iii),  (iv)  and  (v) of  Section 7.01  unless  a
        Responsible  Officer of the Trustee  assigned to and  working in the  Corporate  Trust
        Office  obtains  actual  knowledge  of such  failure or event or the Trustee  receives written notice of such failure or event at its Corporate  Trust Office from the Master
        Servicer, the Certificate Insurer, the Depositor or any Certificateholder; and

(v)     Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds  (including,  without  limitation, the making of any Advance) or otherwise incur any personal financial  liability in the performance  of any of its duties as Trustee  hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for believing that repayment  of funds or  adequate  indemnity  against  such  risk or  liability  is not reasonably assured to it.

(d)     The Trustee shall timely pay,  from its own funds,  the amount of any and all federal, state and local  taxes  imposed  on the Trust Fund or its  assets or  transactions  including, without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC  after the  Closing  Date  imposed by  Section 860G(d)  of the Code and (C) any tax on
"net income from foreclosure  property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon
        any  resolution,   Officers'  Certificate,   certificate  of  auditors  or  any  other
        certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal,  bond or other paper or  document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Trustee may consult  with  counsel,  and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers vested in it by this  Agreement  or to  institute,  conduct or defend  any  litigation hereunder or in relation hereto at the request,  order or direction of the Certificate
        Insurer  or  any  of  the  Certificateholders  pursuant  to  the  provisions  of  this
        Agreement,  unless  (a)  the  Certificate  Insurer  or  such  Certificateholders,   as
        applicable,  shall have  offered  to the  Trustee  reasonable  security  or  indemnity against the costs,  expenses and liabilities  which may be incurred therein or thereby and (b) the  Certificate  Insurer  has given its  consent;  nothing  contained  herein shall,  however,  relieve the Trustee of the  obligation,  upon the  occurrence  of an
        Event of  Default  (which  has not been  cured),  to  exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the  circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the  occurrence of an Event of Default  hereunder and after the curing of all
        Events of Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the  facts  or  matters  stated  in any  resolution,  certificate, statement,  instrument,  opinion,  report, notice, request,  consent, order, approval, bond  or  other  paper  or  document,  unless  requested  in  writing  so to do by the
        Certificate  Insurer or the Holders of  Certificates  of any  Class evidencing,  as to such  Class,  Percentage  Interests,  aggregating  not less than 50% with the  written consent of the Certificate Insurer;  provided,  however,  that if the payment within a reasonable  time to the  Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Trustee, not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require reasonable  indemnity against such expense or liability  as a  condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default shall have occurred and is  continuing,  and otherwise by the  Certificateholder  requesting  the
        investigation  (or  the  Certificate   Insurer,  if  the  Certificate   requested  the
        investigation);

(vi)    The Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through  agents or  attorneys  provided  that the
        Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)   To the extent  authorized under the Code and the regulations  promulgated  thereunder, each Holder of a Class R  Certificate hereby  irrevocably  appoints and authorizes the
        Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns  required to be filed on behalf of the  Trust  Fund.  The  Trustee  shall  sign on behalf of the
        Trust Fund and  deliver  to the Master  Servicer  in a timely  manner any Tax  Returns prepared by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master  Servicer shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following  the  issuance  of  the   Certificates   (and  except  as  provided  for  in
Section 2.04),  the  Trustee  shall not  accept any  contribution  of assets to the Trust Fund unless  (subject  to  Section 10.01(f))  it shall  have  obtained  or been  furnished  with an
Opinion of Counsel to the effect that such  contribution  will not (i) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or
(ii) cause the Trust Fund to be subject to any  federal  tax as a result of such  contribution
(including  the  imposition  of any federal tax on  "prohibited  transactions"  imposed  under
Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements of the  Depositor or the Master  Servicer as the case may be, and the
Trustee   assumes  no   responsibility   for  their   correctness.   The   Trustee   makes  no
representations  as to the validity or sufficiency  of this  Agreement or of the  Certificates
(except that the Certificates  shall be duly and validly  executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related  document,  or of MERS or the MERS(R)
System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or application by the Depositor or the Master  Servicer of any of the  Certificates  or of
the  proceeds of such  Certificates,  or for the use or  application  of any funds paid to the
Depositor  or the  Master  Servicer  in  respect  of the  Mortgage  Loans or  deposited  in or withdrawn  from the  Custodial  Account or the  Certificate  Account by the  Depositor  or the
Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The Master  Servicer  covenants  and agrees to pay to the Trustee  and any  co-trustee from time to time,  and the  Trustee  and any  co-trustee  shall be  entitled  to,  reasonable compensation  (which  shall  not  be  limited  by  any  provision  of  law  in  regard  to the compensation  of a trustee of an express  trust) for all services  rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties  hereunder of the Trustee and any co-trustee,  and the Master Servicer shall pay or reimburse  the Trustee and any  co-trustee  upon request for all  reasonable  expenses, disbursements  and advances  incurred or made by the Trustee or any  co-trustee  in accordance with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses  and  disbursements  of its counsel and of all persons not  regularly  in its employ, and  the  expenses  incurred  by  the  Trustee  or  any  co-trustee  in  connection  with  the appointment  of an  office  or agency  pursuant  to  Section 8.12)  except  any such  expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master  Servicer  agrees to  indemnify  the Trustee  for,  and to hold the Trustee harmless  against,  any loss,  liability or expense  incurred  without  negligence  or willful misconduct  on  its  part,  arising  out  of,  or  in  connection  with,  the  acceptance  and administration  of the Trust Fund,  including its  obligation to execute the DTC Letter in its individual  capacity,  and including the costs and expenses  (including  reasonable legal fees and  expenses)  of  defending  itself  against any claim in  connection  with the  exercise or performance  of any of its powers or duties  under this  Agreement  and the Yield  Maintenance
Agreement, provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while  maintaining  control  over its own defense,  the Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this Agreement to the contrary, the Master Servicer shall not be liable for  settlement  of any claim by the  Trustee  entered  into  without  the prior consent  of the  Master  Servicer  which  consent  shall  not  be  unreasonably  withheld.  No termination of this Agreement  shall affect the  obligations  created by this  Section 8.05(b)
of the Master  Servicer to indemnify  the Trustee under the  conditions  and to the extent set forth  herein.  Notwithstanding  the  foregoing,  the  indemnification  provided by the Master
Servicer in this  Section 8.05(b)  shall not pertain to any loss,  liability or expense of the
Trustee,  including the costs and expenses of defending itself against any claim,  incurred in connection  with any  actions  taken by the  Trustee at the  direction  of  Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee  hereunder shall at all times be a national  banking  association or a New
York banking  corporation  having its principal  office in a state and city  acceptable to the
Depositor and organized and doing  business  under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined capital and surplus of at least  $50,000,000  and subject to  supervision  or  examination  by federal or state  authority.  If such corporation or national  banking  association  publishes reports  of  condition  at  least  annually,  pursuant  to law or to the  requirements  of the aforesaid  supervising or examining authority,  then for purposes of this Section the combined capital  and  surplus  of such  corporation  shall be deemed to be its  combined  capital  and surplus as set forth in its most  recent  report of  condition  so  published.  In case at any time the  Trustee  shall  cease to be  eligible  in  accordance  with the  provisions  of this
Section,  the Trustee shall resign  immediately in the manner and with the effect specified in
Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving written notice thereof to the  Depositor,  the Master  Servicer and the  Certificate
Insurer.  Upon receiving such notice of resignation,  the Depositor  shall promptly  appoint a successor trustee acceptable to the Certificate Insurer by written  instrument,  in duplicate, one copy of which instrument  shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor  trustee  shall have been so appointed  and have accepted appointment  within  30 days  after  the  giving  of  such  notice  of  resignation  then  the
Certificate  Insurer may appoint a successor  trustee and if the Certificate  Insurer fails to do so within 30 days, the resigning  Trustee may petition any court of competent  jurisdiction for the appointment of a successor trustee.

(b)     If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions  of Section 8.06 and shall fail to resign  after  written  request  therefor by the
Certificate Insurer or the Depositor with the consent of the Certificate  Insurer,  which such consent  shall  not be  unreasonably  withheld,  or if at any time the  Trustee  shall  become incapable  of acting,  or shall be  adjudged  bankrupt  or  insolvent,  or a  receiver  of the
Trustee or of its property  shall be  appointed,  or any public  officer  shall take charge or control  of the  Trustee or of its  property  or affairs  for the  purpose of  rehabilitation, conservation or liquidation,  then the Certificate  Insurer or the Depositor (with the consent of the  Certificate  Insurer,  which such consent  shall not be  unreasonably  withheld),  may remove the Trustee and appoint a successor trustee by written  instrument,  in duplicate,  one copy of which  instrument  shall be  delivered  to the  Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the Certificate  Insurer or the Depositor determines  that the  Trustee has failed (i) to make a required  claim  under the  Certificate
Guaranty  Insurance  Policy of which it has been  notified  pursuant  to  Section  4.11(a)  or failed to distribute or cause to be distributed to  Certificateholders  any amount required to be  distributed  hereunder  (including  any  Insured  Payment),  if such amount is held by the
Trustee  or  its  Paying  Agent  (other  than  the  Master  Servicer  or  the  Depositor)  for distribution  or (ii) to  otherwise  observe  or perform in any  material  respect  any of its covenants,  agreements or obligations  hereunder,  and such failure shall continue  unremedied for a period of 5 days (in  respect  of clause  (i)  above) or 30 days (in  respect  of clause
(ii) above) after the date on which written  notice of such failure,  requiring  that the same be  remedied,  shall  have been  given to the  Trustee  by the  Depositor  or the  Certificate
Insurer,  then the Depositor with the consent of the Certificate Insurer,  which consent shall not be  unreasonably  withheld,  may remove the Trustee  and  appoint a  successor  trustee by written  instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor  trustee pursuant to the preceding  sentence,  the Depositor shall, on or before  the date on which  any such  appointment  becomes  effective,  obtain  from each
Rating Agency written  confirmation  that the  appointment of any such successor  trustee will not result in the reduction of the ratings on any Class of the  Certificates  below the lesser of the then  current or original  ratings on such  Certificates  (without  taking into account the Certificate Guaranty Insurance Policy).

(c)     During the continuance of a Certificate  Insurer Default,  the Holders of Certificates
entitled  to at least 51% of the Voting  Rights may at any time remove the Trustee and appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such
Holders or their  attorneys-in-fact  duly  authorized,  one complete set of which  instruments shall be  delivered  to the  Depositor,  one  complete  set to the  Trustee so removed and one complete set to the successor so appointed.

(d)     Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant to any of the provisions of this  Section shall  become  effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any  successor   trustee   appointed  as  provided  in  Section 8.07   shall  execute,
acknowledge  and  deliver  to the  Depositor,  the  Certificate  Insurer  and its  predecessor trustee an instrument accepting such appointment  hereunder,  and thereupon the resignation or removal of the  predecessor  trustee shall become  effective and such successor  trustee shall become  effective and such  successor  trustee,  without any further act, deed or  conveyance, shall  become  fully  vested  with all the  rights,  powers,  duties  and  obligations  of its predecessor  hereunder,  with the like effect as if originally  named as trustee  herein.  The predecessor  trustee  shall deliver to the  successor  trustee all Mortgage  Files and related documents  and  statements  held by it hereunder  (other than any  Mortgage  Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor,  the Master  Servicer and the  predecessor  trustee  shall execute and deliver such  instruments  and do such other things as may  reasonably  be required for more fully and certainly  vesting and  confirming in the successor  trustee all such rights,  powers,  duties and obligations.

(b)     No successor  trustee shall accept  appointment as provided in this  Section unless at the time of such acceptance  such successor  trustee shall be eligible under the provisions of
Section 8.06.

(c)     Upon  acceptance of  appointment  by a successor  trustee as provided in this Section, the Depositor  shall mail notice of the  succession  of such trustee  hereunder to all Holders of  Certificates at their  addresses as shown in the  Certificate  Register.  If the Depositor fails to mail such notice within  10 days after  acceptance  of  appointment  by the successor trustee,  the  successor  trustee  shall  cause such notice to be mailed at the expense of the
Depositor.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association into which the Trustee may be merged or converted  or with which it may be  consolidated  or any  corporation  or national  banking association  resulting  from any  merger,  conversion  or  consolidation  to which the Trustee shall be a party,  or any  corporation  or  national  banking  association  succeeding  to the business of the  Trustee,  shall be the  successor  of the Trustee  hereunder,  provided  such corporation  or  national  banking  association  shall be  eligible  under the  provisions  of
Section 8.06,  without the  execution or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee shall mail  notice of any such  merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing  the same may at the time be located,  the Master  Servicer  and the  Trustee  acting jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as  co-trustee or  co-trustees,  jointly with the
Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust Fund, and to vest in such  Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part  thereof,  and,  subject  to the other  provisions  of this  Section 8.10,  such  powers, duties,  obligations,  rights and trusts as the Master  Servicer  and the Trustee may consider necessary  or  desirable.  If the Master  Servicer  shall not have joined in such  appointment within 15 days  after the  receipt by it of a request so to do, or in case an Event of Default shall have  occurred and be  continuing,  the Trustee  alone shall have the power to make such appointment.  No  co-trustee  or  separate  trustee  hereunder  shall be  required to meet the terms of eligibility as a successor  trustee under  Section 8.06  hereunder,  and no notice to
Holders of Certificates of the appointment of  co-trustee(s)  or separate  trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this
Section 8.10,  all  rights,  powers,  duties and  obligations  conferred  or imposed  upon the
Trustee  shall be  conferred or imposed  upon and  exercised or performed by the Trustee,  and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be  performed  (whether  as Trustee
hereunder  or  as  successor  to  the  Master  Servicer  hereunder),   the  Trustee  shall  be
incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the  holding  of title to the Trust  Fund or any  portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the Trustee.

(c)     Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this  Agreement  and the  conditions  of  this  Article VIII.  Each  separate  trustee  and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the Trustee or separately,  as may be provided  therein,  subject to all the  provisions  of this  Agreement, specifically  including  every  provision  of  this  Agreement  relating  to the  conduct  of, affecting the liability of, or affording  protection  to, the Trustee.  Every such  instrument shall be filed with the Trustee.

(d)     Any separate  trustee or  co-trustee  may, at any time,  constitute  the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law,  to do any  lawful act under or in  respect  of this  Agreement  on its behalf and in its name. If any separate trustee or co-trustee  shall die, become incapable of acting,  resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer,  the Certificate Insurer and the Depositor,  or shall, at the direction of the Master  Servicer,  the  Certificate  Insurer
and the Depositor,  appoint one or more  Custodians who are not Affiliates of the Depositor or the Master  Servicer to hold all or a portion of the Mortgage  Files as agent for the Trustee, by  entering  into a  Custodial  Agreement.  The  Trustee is hereby  directed  to enter into a
Custodial  Agreement with Wells Fargo Bank, N.A. Subject to  Article VIII,  the Trustee agrees to comply with the terms of each  Custodial  Agreement and to enforce the terms and provisions thereof  against the  Custodian  for the  benefit of the  Certificateholders.  Each  Custodian shall be a  depository  institution  subject to  supervision  by  federal or state  authority, shall have a combined  capital and surplus of at least  $15,000,000  and shall be qualified to do  business  in the  jurisdiction  in  which it  holds  any  Mortgage  File.  Each  Custodial
Agreement  may be amended  only as provided in  Section 11.01.  The Trustee  shall  notify the
Certificateholders  of the  appointment of any Custodian  (other than the Custodian  appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The  Trustee  shall  maintain an office or agency in the City of St.  Paul,  Minnesota where  Certificates may be surrendered for  registration of transfer or exchange.  The Trustee initially  designates  its offices  located at the  Corporate  Trust Office for the purpose of keeping  the  Certificate  Register.  The  Trustee  shall  maintain  an office at the  address stated in  Section 11.05(c)  hereof  where  notices  and  demands  to or upon the  Trustee  in respect of this Agreement may be served.

Section 8.13.  DTC Letter of Representations.

        The Trustee is hereby  authorized  and  directed  to, and agrees that it shall,  enter into the DTC  Letter  on  behalf of the Trust  Fund and in its  individual  capacity  as agent thereunder.

Section 8.14.  Yield Maintenance Agreement.

        The Trustee is hereby  authorized  and  directed  to, and agrees that it shall,  enter into the Yield Maintenance Agreement on behalf of the Trust Fund.

ARTICLE IX

                                         TERMINATION

Section 9.01.  Termination Upon Purchase or Liquidation of All Mortgage Loans.

(a)     Subject to  Section 9.02,  the  respective  obligations  and  responsibilities  of the
Depositor,  the Master Servicer and the Trustee created hereby in respect of the  Certificates
(other  than  the  obligation  of the  Trustee  to  make  certain  payments  after  the  Final
Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date  pursuant  to this  Article IX  following  the earlier of:

(i)     the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage
        Loan, or

(ii)    at the option of the Master  Servicer,  the  purchase  of all  Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan  remaining in the Trust Fund, at a price  equal to 100% of the unpaid  principal  balance of each  Mortgage  Loan (or, if less  than  such  unpaid  principal  balance,  the fair  market  value of the  related underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid  principal balance)  (and  if such  purchase  is made by the  Master  Servicer  only,  net of any unreimbursed  Advances  attributable  to  principal)  on the day of  repurchase,  plus accrued  interest  thereon at the Net Mortgage  Rate (or Modified Net Mortgage Rate in
        the case of any Modified Mortgage Loan) plus the Certificate  Insurer Premium Modified
        Rate,  to,  but not  including,  the first day of the month in which  such  repurchase price  is  distributed,  including  payments  of any  amounts  due to the  Certificate
        Insurer pursuant to the Insurance Agreement;

provided,  however,  that in no event  shall the trust  created  hereby  continue  beyond  the expiration  of 21 years from the death of the last  survivor of the  descendants  of Joseph P.
Kennedy,  the late  ambassador of the United  States to the Court of St. James,  living on the date  hereof;  and  provided  further,  that the  purchase  price  set  forth  above  shall be increased as is necessary,  as determined by the Master  Servicer,  to avoid  disqualification of any REMIC created hereunder as a REMIC.

        The purchase price paid by the Master Servicer pursuant to  Section 9.01(a)(ii)  shall also  include any amounts  owed by  Residential  Funding  pursuant  to the last  paragraph  of
Section 4 of the  Assignment  Agreement in respect of any  liability,  penalty or expense that resulted  from a breach of the  representation  and  warranty  set forth in clause  (xlvii) of
Section 4 of the Assignment Agreement that remain unpaid on the date of such purchase.

        The right of the Master  Servicer to purchase  all of the Mortgage  Loans  pursuant to clause (ii) above is  conditioned  upon the date of such  purchase  occurring  on or after the
Optional  Termination  Date.  If such right is  exercised by the Master  Servicer,  the Master
Servicer  shall be deemed  to have been  reimbursed  for the full  amount of any  unreimbursed
Advances  theretofore  made by it with  respect to the  Mortgage  Loans  being  purchased.  In addition,  the Master  Servicer  shall  provide to the Trustee the  certification  required by
Section 3.15,  and the Trustee and any  Custodian  shall,  promptly  following  payment of the purchase price,  release to the Master Servicer the Mortgage Files  pertaining to the Mortgage
Loans  being  purchased.  No  purchase  pursuant  to clause  (ii) of this  Section  9.01(a) is permitted if it would result in a draw on the Certificate  Guaranty  Insurance Policy,  unless the Certificate Insurer consents in writing.

        In  addition  to the  foregoing,  on any  Distribution  Date on or after the  Optional
Termination  Date, the Master  Servicer shall have the right,  at its option,  to purchase the
Class A Certificates and Class SB  Certificates in whole, but not in part, at a price equal to the sum of the outstanding  Certificate  Principal  Balance of such  Certificates plus the sum
of  one  month's  Accrued  Certificate   Interest  thereon,   any  previously  unpaid  Accrued
Certificate  Interest,  and any unpaid Prepayment  Interest  Shortfalls  previously  allocated thereto and, in the case of Prepayment  Interest  Shortfalls,  accrued interest thereon at the applicable  Pass-Through  Rate through the date of such  optional  termination.  If the Master
Servicer  exercises this right to purchase the outstanding  Class A  Certificates and Class SB
Certificates,  the Master  Servicer will promptly  terminate the  respective  obligations  and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

(b)     The Master Servicer shall give the Trustee and the  Certificate  Insurer not less than
60 days' prior notice of the  Distribution  Date on which (1) the Master Servicer  anticipates that the final  distribution  will be made to  Certificateholders  as a result of the exercise by the  Master  Servicer  of its  right to  purchase  the  Mortgage  Loans or on which (2) the
Master  Servicer  anticipates  that the  Certificates  will be  purchased  as a result  of the exercise by the Master  Servicer  to  purchase  the  outstanding  Certificates.  Notice of any termination,  specifying the anticipated  Final  Distribution Date (which shall be a date that would  otherwise  be a  Distribution  Date) upon which the  Certificateholders  may  surrender their  Certificates  to the Trustee  (if so  required by the terms  hereof) for payment of the
final   distribution   and   cancellation  or  notice  of  any  purchase  of  the  outstanding
Certificates,  specifying  the  Distribution  Date upon which the Holders may surrender  their
Certificates  to the Trustee for payment,  shall be given promptly by the Master  Servicer (if it is  exercising  the right to purchase  the Mortgage  Loans or to purchase  the  outstanding
Certificates),  or by the  Trustee  (in any other  case) by  letter to the  Certificateholders
(with a copy to the  Certificate  Registrar and the  Certificate  Insurer)  mailed not earlier than the 15th day and not later  than the 25th day of the month  next  preceding  the month of such final distribution specifying:

(i)     the anticipated  Final  Distribution Date upon which final payment of the Certificates is anticipated to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee  therein  designated  where  required  pursuant to this Agreement or, in the  case  of the  purchase  by the  Master  Servicer  of the  outstanding  Certificates,  the
Distribution Date on which such purchase is made,

(ii)    the  amount  of any  such  final  payment  or,  in the  case  of the  purchase  of the outstanding Certificates, the purchase price, in either case, if known, and

(iii)   that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
applicable,  and that  payment  will be made  only  upon  presentation  and  surrender  of the
Certificates at the office or agency of the Trustee therein specified.

        If  the  Master   Servicer   or  the   Trustee  is   obligated   to  give   notice  to
Certificateholders  as required above, it shall give such notice to the Certificate  Registrar at the time such  notice is given to  Certificateholders.  In the event of a  purchase  of the
Mortgage Loans by the Master  Servicer,  the Master  Servicer shall deposit in the Certificate
Account before the Final  Distribution Date in immediately  available funds an amount equal to the  purchase  price  computed as provided  above.  As a result of the  exercise by the Master
Servicer of its right to purchase the  outstanding  Certificates,  the Master  Servicer  shall deposit in the Certificate  Account,  before the  Distribution  Date on which such purchase is to occur,  in  immediately  available  funds,  an amount equal to the  purchase  price for the
Certificates  computed as provided  above,  and provide  notice of such deposit to the Trustee and the  Certificate  Insurer.  The  Trustee  shall  withdraw  from such  account  the  amount specified in subsection  (c) below and  distribute  such amount to the  Certificateholders  as specified in subsection (c) below.  The Master  Servicer shall provide to the Trustee  written
notification  of  any  change  to  the  anticipated   Final   Distribution  Date  as  soon  as
practicable.  If the  Trust  Fund is not  terminated  on the  anticipated  Final  Distribution
Date,  for any reason,  the  Trustee  shall  promptly  mail  notice  thereof to each  affected
Certificateholder.

(c)     Upon  presentation and surrender of the Class A Certificates and Class SB Certificates
by the  Certificateholders  thereof,  the Trustee shall distribute to such  Certificateholders
(i) the amount otherwise  distributable on such  Distribution  Date, if not in connection with the Master  Servicer's  election to repurchase the Mortgage Loans or the  outstanding  Class A
Certificates  and  Class  SB  Certificates,  or  (ii) if the  Master  Servicer  elected  to so repurchase  the  Mortgage  Loans  or  the  outstanding  Class  A  Certificates  and  Class  SB
Certificates,  an amount  equal to the price  paid  pursuant  to Section  9.01(a) as  follows:
first,  with respect to the Class A  Certificates,  pari passu,  the  outstanding  Certificate
Principal  Balance  thereof,  plus  Accrued  Certificate  Interest  thereon  for  the  related
Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  second, to the  Certificate  Insurer,  the  amount of any  Cumulative  Insurance  Payments;  third,  with respect  to the  Class A  Certificates,  the  amount  of any  Prepayment  Interest  Shortfalls allocated  thereto for such  Distribution  Date or  remaining  unpaid from prior  Distribution
Dates and accrued  interest thereon at the applicable  Pass-Through  Rate, on a pro rata basis based on  Prepayment  Interest  Shortfalls  allocated  thereto for such  Distribution  Date or remaining  unpaid from prior  Distribution  Dates,  fourth,  to the Certificate  Insurer,  any amounts owed to it pursuant to the Insurance  Agreement,  and fifth, with respect to the Class
SB Certificates, all remaining amounts.

(d)     In the event that any  Certificateholders  shall not surrender their  Certificates for final payment and cancellation on or before the Final  Distribution  Date, the Master Servicer
(if it  exercised  its right to  purchase  the  Mortgage  Loans) or the  Trustee (in any other case),  shall give a second  written notice to the remaining  Certificateholders  to surrender
their   Certificates  for  cancellation  and  receive  the  final  distribution  with  respect thereto.  If within six months  after the second  notice any  Certificate  shall not have been surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the
Master  Servicer to contact the  remaining  Certificateholders  concerning  surrender of their
Certificates.   The  costs  and  expenses  of  maintaining  the  Certificate  Account  and  of
contacting   Certificateholders  shall  be  paid  out  of  the  assets  which  remain  in  the
Certificate  Account.  If within nine months after the second  notice any  Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders thereof and the Master  Servicer shall  thereafter hold such amounts  until  distributed  to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on  any  amount  held  in the  Certificate  Account  or by the  Master
Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this  Section 9.01 and the  Certificateholders  shall look only to the Master Servicer for such payment.

(e)     If any  Certificateholders  do not  surrender  their  Certificates  on or  before  the
Distribution  Date on which a purchase  of the  outstanding  Certificates  is to be made,  the
Master  Servicer shall give a second written  notice to such  Certificateholders  to surrender their  Certificates  for payment of the purchase  price  therefor.  If within six months after the second  notice any  Certificate  shall not have been  surrendered  for  cancellation,  the
Trustee  shall take  appropriate  steps as  directed  by the Master  Servicer  to contact  the
Holders  of such  Certificates  concerning  surrender  of their  Certificates.  The  costs and expenses of maintaining the  Certificate  Account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the  Certificate  Account.  If within  nine months after the second notice any  Certificates  shall not have been surrendered for cancellation in accordance  with this  Section 9.01,  the Trustee shall pay to the Master Servicer all amounts distributable  to the  Holders  thereof  and shall have no  further  obligation  or  liability therefor and the Master  Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount
held  in  the   Certificate   Account  or  by  the  Master   Servicer  as  a  result  of  such
Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance  with this  Section 9.01.  Any  Certificate  that is not  surrendered  on the  Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as  provided  above will be deemed to have been  purchased  and the Holder as of such date will have no rights with respect  thereto except to receive the purchase  price therefor  minus any costs and expenses  associated  with such  Certificate  Account and notices  allocated  thereto.  Any  Certificates so purchased or deemed to have been purchased on such  Distribution Date shall remain  outstanding  hereunder.
The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a)     Each of REMIC I and REMIC II as the case may be,  shall be  terminated  in  accordance with the following  additional  requirements,  unless the Trustee, the Certificate Insurer and the Master  Servicer have received an Opinion of Counsel  (which  Opinion of Counsel shall not be an expense of the  Trustee or the  Certificate  Insurer)  to the effect that the failure of any  REMIC created  hereunder to comply with the  requirements of this  Section 9.02  will not
(i) result in the  imposition  on the Trust  Fund of taxes on  "prohibited  transactions,"  as described in  Section 860F of the Code, or (ii) cause any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master  Servicer shall establish a 90-day  liquidation  period for each of REMIC I and REMIC II,  and specify the first day of such period in a statement attached to the
        Trust Fund's final Tax Return pursuant to Treasury regulationsss.1.860F-1.  The Master
        Servicer also shall satisfy all of the  requirements  of a qualified  liquidation  for each of REMIC I  and  REMIC II,  under  Section 860F  of the Code and the  regulations thereunder;

(ii)    The Master  Servicer  shall  notify the  Trustee at the  commencement  of such  90-day liquidation  period and, at or prior to the time of making of the final payment on the
        Certificates,  the Trustee  shall sell or  otherwise  dispose of all of the  remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Master  Servicer is  exercising  its right to purchase  the assets of the Trust
        Fund, the Master Servicer shall,  during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably  approves and appoints the Master Servicer as its  attorney-in-fact to adopt a plan of complete  liquidation for each of REMIC I  and  REMIC II at the  expense of the Trust Fund in  accordance  with the terms and conditions of this Agreement.

ARTICLE X

                                       REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator  shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary,  under  applicable  state law. Such election will be made on Form 1066 or other  appropriate  federal tax or information  return (including Form
8811) or any  appropriate  state  return for the  taxable  year  ending on the last day of the calendar year in which the  Certificates  are issued.  The REMIC I Regular  Interests shall be designated as the "regular  interests" and the Class R-I  Certificates  shall be designated as the sole Class of  "residual  interests" in REMIC I.  The REMIC II Regular  Interests shall be designated as the "regular  interests" and the Class R-II  Certificates shall be designated as the sole Class of "residual  interests" in REMIC II.  The REMIC  Administrator and the Trustee
shall not permit the creation of any  "interests"  (within the meaning of  Section 860G of the
Code) in the  REMIC I or REMIC II other  than the  REMIC I  Regular  Interests,  the  REMIC II
Regular Interests and the Certificates.

(b)     The Closing Date is hereby  designated  as the "startup  day" of each of REMIC I,  and
REMIC II within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c)     The REMIC  Administrator shall hold a Class R Certificate in each REMIC representing a
0.01%  Percentage  Interest of the Class R  Certificates in each REMIC and shall be designated as the "tax  matters  person"  with  respect to each of  REMIC I  and  REMIC II  in the manner
provided   under   Treasury   regulations   Section 1.860F-4(d)   and   Treasury   regulations
Section 301.6231(a)(7)-1.  The REMIC  Administrator,  as tax matters person,  shall (i) act on behalf  of  each of  REMIC I  and  REMIC II  in  relation  to any tax  matter  or  controversy involving the Trust Fund and (ii) represent the Trust Fund in any  administrative  or judicial proceeding  relating to an  examination  or audit by any  governmental  taxing  authority with
respect   thereto.   The  legal  expenses,   including   without   limitation   attorneys'  or
accountants'  fees,  and costs of any such  proceeding and any liability  resulting  therefrom shall be  expenses  of the  Trust  Fund and the  REMIC  Administrator  shall  be  entitled  to reimbursement  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the
Custodial  Account as  provided  by  Section 3.10  unless  such legal  expenses  and costs are incurred  by reason  of the  REMIC  Administrator's  willful  misfeasance,  bad faith or gross negligence.  If the REMIC  Administrator  is no longer the Master Servicer  hereunder,  at its option the REMIC  Administrator  may continue its duties as REMIC  Administrator  and shall be paid reasonable  compensation  not to exceed $3,000 per year by any successor  Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC  Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are required  with respect to the REMICs  created  hereunder  and deliver such Tax Returns in a timely  manner to the  Trustee and the Trustee  shall sign and file such
Tax Returns in a timely  manner.  The  expenses of preparing  such  returns  shall be borne by
the  REMIC   Administrator   without   any  right  of   reimbursement   therefor.   The  REMIC
Administrator  agrees to  indemnify  and hold  harmless the Trustee with respect to any tax or liability  arising  from  the  Trustee's  signing  of  Tax  Returns  that  contain  errors  or omissions.  The Trustee and Master  Servicer  shall promptly  provide the REMIC  Administrator with  such  information  as the REMIC  Administrator  may from  time to time  request  for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)     The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such  information  as is necessary for the  application of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee
and the Trustee shall forward to the  Certificateholders  such  information  or reports as are required  by the  Code  or the  REMIC  Provisions  including  reports  relating  to  interest, original  issue  discount,  if any,  and  market  discount  or premium  (using the  Prepayment
Assumption) and (iii) to the Internal Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)     The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC created  hereunder to take such actions as are  reasonably  within the Master
Servicer's  or  the  REMIC   Administrator's   control  and  the  scope  of  its  duties  more
specifically  set forth  herein as shall be  necessary  or  desirable  to maintain  the status thereof  as a REMIC  under the REMIC  Provisions  (and the  Trustee  shall  assist  the Master
Servicer  and the REMIC  Administrator,  to the  extent  reasonably  requested  by the  Master
Servicer  and  the  REMIC  Administrator  to do  so).  In  performing  their  duties  as  more specifically  set forth  herein,  the Master  Servicer and the REMIC  Administrator  shall not knowingly or  intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably  within their respective  control and  the  scope  of  duties  more  specifically  set  forth  herein,  that,  under  the  REMIC
Provisions,  if taken or not taken, as the case may be, could  (i) endanger  the status of any
REMIC created  hereunder  as a REMIC  or (ii)  result  in the  imposition  of a tax  upon  any
REMIC created  hereunder  (including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2)  of the Code (except as provided in  Section 2.04)  and the tax on contributions to a REMIC set forth in  Section 860G(d)  of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification  referred to in this sentence,  an
"Adverse REMIC Event")  unless the  Certificate  Insurer and the Master  Servicer or the REMIC
Administrator,  as  applicable,  has  received  an Opinion of Counsel  (at the  expense of the party  seeking  to take such  action  or, if such  party  fails to pay such  expense,  and the
Master  Servicer  or the REMIC  Administrator,  as  applicable,  determines  that  taking such action  is in the best  interest  of the  Trust  Fund and the  Certificateholders  (and is not
adverse to the interests of the  Certificate  Insurer),  at the expense of the Trust Fund, but in no event at the expense of the Master  Servicer,  the REMIC  Administrator  or the Trustee)
to the effect that the  contemplated  action will not,  with respect to the Trust Fund created hereunder,  endanger such status or, unless the Master Servicer or the REMIC  Administrator or both,  as  applicable,  determine in its or their sole  discretion to indemnify the Trust Fund against the  imposition of such a tax,  result in the  imposition  of such a tax.  Wherever in this  Agreement  a  contemplated  action may not be taken  because  the timing of such  action might result in the  imposition of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel that such action  would not impose a tax on the Trust Fund,  such action may  nonetheless  be taken  provided that the indemnity  given in the preceding  sentence with respect  to any taxes  that  might be  imposed  on the Trust  Fund has been given and that all other  preconditions  to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action  (whether or not authorized  hereunder) as to which the Master
Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has received  an Opinion of Counsel to the effect  that an Adverse  REMIC  Event  could occur with respect  to such  action or  inaction,  as the case may be. In  addition,  prior to taking any action  with  respect to the Trust Fund or its  assets,  or causing the Trust Fund to take any action,  which is not  expressly  permitted  under the terms of this  Agreement,  the  Trustee
shall  consult  with  the   Certificate   Insurer  and  the  Master   Servicer  or  the  REMIC
Administrator,  as  applicable,  or its  designee,  in writing,  with  respect to whether such action  could  cause an Adverse  REMIC  Event to occur with  respect to the Trust Fund and the
Trustee  shall not take any such  action or cause the Trust Fund to take any such action as to which the  Master  Servicer  or the REMIC  Administrator,  as  applicable,  has  advised it in writing  that  an  Adverse  REMIC  Event  could  occur.  The  Master  Servicer  or  the  REMIC
Administrator,  as applicable,  may consult with counsel to make such written advice,  and the cost of same shall be borne by the party  seeking to take the action not  expressly  permitted by this  Agreement,  but in no  event at the  expense  of the  Master  Servicer  or the  REMIC
Administrator.  At all  times as may be  required  by the Code,  the  Master  Servicer  or the
REMIC  Administrator,  as  applicable,  will to the extent within its control and the scope of its duties more  specifically set forth herein,  maintain  substantially  all of the assets of the  REMIC  as  "qualified  mortgages"  as  defined  in  Section 860G(a)(3)  of the  Code  and
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)     In the  event  that any tax is  imposed  on  "prohibited  transactions"  of any  REMIC created  hereunder  as  defined  in  Section 860F(a)(2)  of the  Code,  on  "net  income  from foreclosure  property"  of any  REMIC  as  defined  in  Section 860G(c)  of the  Code,  on any contributions  to any REMIC after the Startup Date  therefor  pursuant to  Section 860G(d)  of the Code,  or any other  tax  imposed  by the Code or any  applicable  provisions  of state or local tax laws, such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer  in its role as Master  Servicer or REMIC
Administrator  of any of its  obligations  under this Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund  against such tax,  (ii) to the
Trustee,  if such tax  arises  out of or  results  from a breach by the  Trustee of any of its obligations  under  this  Article X,  or  (iii) otherwise  against  amounts  on deposit in the
Custodial  Account as provided by Section 3.10 and on the Distribution  Date(s) following such reimbursement  the  aggregate  of such taxes shall be  allocated  in  reduction of the Accrued
Certificate  Interest  on each  Class entitled  thereto  in the same  manner as if such  taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall,  for federal income tax purposes,  maintain books and records  with  respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

(i)     Following the Startup Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions  of assets to any REMIC  unless  (subject to  Section 10.01(f))  the Master
Servicer,  the  Certificate  Insurer and the Trustee shall have received an Opinion of Counsel
(at the  expense  of the party  seeking  to make such  contribution)  to the  effect  that the inclusion  of such assets in any REMIC will not cause any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or  subject  any such
REMIC to any tax under the REMIC Provisions or other applicable  provisions of federal,  state and local law or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f))  enter into  any  arrangement  by which  any  REMIC created  hereunder  will  receive  a fee or other compensation  for services nor permit any  REMIC created  hereunder to receive any income from assets  other than  "qualified  mortgages"  as defined  in  Section 860G(a)(3)  of the Code or
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury Regulations,  the
"latest  possible  maturity date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is December 25, 2035,  which is the  Distribution  Date in the month following the last scheduled payment on any Mortgage Loan.

(l)     Within 30 days after the Closing Date, the REMIC  Administrator shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage
Investment  Conduits  (REMIC) and Issuers of  Collateralized  Debt  Obligations" for the Trust
Fund.

(m)     Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage  Loans (except in  connection  with (i) the default,  imminent  default or foreclosure  of a Mortgage  Loan,  including but not limited to, the  acquisition or sale of a
Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of the Trust
Fund,  (iii) the  termination  of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage  Loans  pursuant to Article II  or III of this  Agreement) or acquire any assets for any REMIC or sell or dispose of any  investments  in the  Custodial  Account or the
Certificate  Account  for gain,  or accept any  contributions  to any REMIC  after the Closing
Date unless it and the  Certificate  Insurer  have  received  an Opinion of Counsel  that such sale,  disposition,  substitution or acquisition  will not (a) affect  adversely the status of any  REMIC created  hereunder as a REMIC or (b) unless  the Master  Servicer has determined in its sole  discretion  to  indemnify  the Trust Fund  against  such tax,  cause any REMIC to be subject  to a tax on  "prohibited  transactions"  or  "contributions"  pursuant  to the  REMIC
Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The  Trustee  agrees to  indemnify  the  Trust  Fund,  the  Certificate  Insurer,  the
Depositor,  the  REMIC  Administrator  and  the  Master  Servicer  for  any  taxes  and  costs including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the
Trust Fund, the Certificate  Insurer,  the Depositor or the Master Servicer,  as a result of a breach of the Trustee's  covenants set forth in Article VIII  or this Article X.  In the event that  Residential  Funding is no longer the  Master  Servicer,  the  Trustee  shall  indemnify
Residential  Funding for any taxes and costs  including,  without  limitation,  any reasonable attorneys  fees imposed on or incurred by  Residential  Funding as a result of a breach of the
Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC  Administrator  agrees to  indemnify  the Trust  Fund,  the  Depositor,  the
Certificate  Insurer,  the Master Servicer and the Trustee for any taxes and costs (including, without  limitation,  any  reasonable  attorneys'  fees)  imposed on or  incurred by the Trust
Fund,  the  Certificate  Insurer,  the  Depositor,  the Master  Servicer or the Trustee,  as a
result of a breach of the REMIC  Administrator's  covenants set forth in this  Article X  with respect to compliance with the REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's  execution of Tax Returns prepared by the REMIC  Administrator that contain  errors or omissions;  provided,  however,  that such liability will not be imposed to the extent  such breach is a result of an error or  omission  in  information  provided to the
REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master Servicer agrees to indemnify the Trust Fund, the Certificate  Insurer,  the
Depositor,  the REMIC  Administrator  and the  Trustee  for any  taxes  and costs  (including, without  limitation,  any  reasonable  attorneys'  fees)  imposed on or  incurred by the Trust
Fund, the Certificate  Insurer,  the Depositor,  the REMIC  Administrator or the Trustee, as a
result of a breach of the  Master  Servicer's  covenants  set  forth in this  Article X  or in
Article III  with  respect  to  compliance  with  the  REMIC  Provisions,   including  without
limitation,  any  penalties  arising from the Trustee's  execution of Tax Returns  prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the
Depositor,  the Master Servicer and the Trustee,  with the consent of the Certificate  Insurer but without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions  herein or therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to  modify,  eliminate  or add to any of its  provisions  to such  extent  as shall be necessary or desirable to maintain the  qualification of any  REMIC created  hereunder as a REMIC at all times that any  Certificate  is  outstanding or to avoid or minimize the risk of the  imposition  of any tax on the Trust  Fund  pursuant  to the Code that would be a claim  against the Trust Fund,  provided  that the Trustee has  received an
        Opinion of Counsel to the effect that  (A) such  action is  necessary  or desirable to maintain such  qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not  adversely  affect in any  material  respect the interests of any Certificateholder,

(iv)    to change the timing  and/or  nature of  deposits  into the  Custodial  Account or the
        Certificate  Account  or to  change  the  name  in  which  the  Custodial  Account  is maintained,  provided that (A) the Certificate  Account Deposit Date shall in no event be later than the related  Distribution  Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Certificateholder  and (C) such  change  shall not result in a  reduction  of the rating  assigned  to any  Class of  Certificates  below the lower of the  then-current rating or the rating  assigned to such  Certificates  as of the Closing Date  (without taking into account the  Certificate  Guaranty  Insurance  Policy),  as evidenced by a letter from each Rating Agency to such effect,

(v)     to  modify,  eliminate  or add to  the  provisions  of  Section 5.02(f)  or any  other provision hereof restricting  transfer of the Class R  Certificates by virtue of their being the  "residual  interests" in the Trust Fund provided that (A) such change shall not result in  reduction  of the rating  assigned  to any such  Class of  Certificates
        below  the  lower  of  the  then-current   rating  or  the  rating  assigned  to  such
        Certificates  as of the Closing Date, as evidenced by a letter from each Rating Agency to such  effect,  and (B) such  change  shall not  (subject to  Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party  seeking so to modify,
        eliminate   or  add  such   provisions),   cause  the   Trust   Fund  or  any  of  the
        Certificateholders  (other than the  transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)    to make any other  provisions with respect to matters or questions  arising under this
        Agreement or such Custodial Agreement which shall not be materially  inconsistent with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any Certificateholder and is authorized or permitted under Section 11.01.

(b)     This  Agreement or any  Custodial  Agreement  may also be amended from time to time by the Depositor,  the Master  Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates with a Certificate  Principal  Balance  greater than zero affected  thereby for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the  provisions of this  Agreement  or such  Custodial  Agreement or of modifying in any manner the rights of the
Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are required  to be  distributed  on any  Certificate  without  the  consent of the Holder of such
Certificate,

(ii)    adversely  affect in any material  respect the interest of the Holders of Certificates of any Class in a manner  other than as described in clause (i) hereof  without the consent of
Holders of  Certificates  of such  Class evidencing,  as to such Class,  Percentage  Interests aggregating not less than 66%, or

(iii)   reduce the aforesaid  percentage of Certificates of any Class the Holders of which are required  to  consent  to any such  amendment,  in any such case  without  the  consent of the
Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the Trustee  shall not consent to any amendment to this Agreement  unless it and the  Certificate  Insurer shall have first  received an Opinion of Counsel (at the expense of the party seeking such  amendment) to the effect that such  amendment or the exercise of any power  granted to the Master  Servicer, the  Depositor  or the  Trustee  in  accordance  with such  amendment  will not  result in the imposition  of a federal tax on the Trust Fund or cause any  REMIC created  hereunder  to fail to qualify as a REMIC at any time that any Certificate is outstanding;  provided,  that if the indemnity  described  in  Section 10.01(f)  with respect to any taxes that might be imposed on the Trust Fund has been  given,  the  Trustee  shall not  require  the  delivery  to it of the
Opinion  of Counsel  described  in this  Section 11.01(c).  The  Trustee  may but shall not be obligated  to enter into any  amendment  pursuant  to this  Section that  affects  its rights, duties and immunities and this Agreement or otherwise;  provided,  however, such consent shall not be unreasonably withheld.

(d)     Promptly after the execution of any such  amendment the Trustee shall furnish  written notification  of the substance of such  amendment to each  Certificateholder.  It shall not be necessary  for the  consent of  Certificateholders  under this  Section 11.01  to approve  the particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining  such consents and of evidencing  the authorization  of the  execution  thereof  by  Certificateholders  shall  be  subject  to such reasonable regulations as the Trustee may prescribe.

(e)     The Depositor shall have the option, in its sole discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment obligation,  irrevocable letter of credit, surety bond,  insurance  policy or similar  instrument or a reserve fund, or any  combination  of the foregoing,  for the purpose of protecting the Holders of the Class R  Certificates against any or all  Realized  Losses or other  shortfalls.  Any such  instrument  or fund shall be held by the  Trustee for the  benefit of the  Class R  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in any REMIC.  To the extent  that any such  instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i) any reserve fund so established  shall be an outside  reserve fund and not an asset of such REMIC,
(ii) any such reserve fund shall be owned by the Depositor,  and (iii) amounts  transferred by such REMIC to any such reserve fund shall be treated as amounts  distributed  by such REMIC to
the   Depositor   or  any   successor,   all  within  the  meaning  of  Treasury   regulations
Section 1.860G-2(h)  in effect as of the Cut-off  Date.  In  connection  with the provision of any such  instrument or fund, this Agreement and any provision  hereof may be modified,  added to,  deleted  or  otherwise  amended  in any manner  that is  related  or  incidental  to such instrument or fund or the establishment or administration  thereof,  such amendment to be made by written  instrument  executed or consented to by the Depositor and such related insurer but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the  Trustee  being  required  unless  any  such  amendment  would  impose  any  additional obligation on, or otherwise  adversely affect the interests of the  Certificateholders  or the
Certificate  Insurer,  the Master  Servicer or the Trustee,  as applicable;  provided that the
Depositor  obtains  an  Opinion  of  Counsel  (which  need not be an  opinion  of  Independent counsel)  to the  effect  that any such  amendment  will not cause (a) any  federal  tax to be imposed  on the  Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on
"prohibited  transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup  date" under  Section 860G(d)(1)  of the Code and (b) any  REMIC created  hereunder to fail to  qualify  as a REMIC at any time that any  Certificate  is  outstanding.  In the event that  the  Depositor  elects  to  provide  such  coverage  in the form of a  limited  guaranty provided by General Motors  Acceptance  Corporation,  the Depositor may elect that the text of such  amendment  to this  Agreement  shall be  substantially  in the form  attached  hereto as
Exhibit K (in which case  Residential  Funding's  Subordinate  Certificate  Loss Obligation as
described  in such exhibit  shall be  established  by  Residential  Funding's  consent to such amendment)  and that the limited  guaranty  shall be executed in the form  attached  hereto as
Exhibit L,  with  such  changes  as the  Depositor  shall  deem to be  appropriate;  it  being understood  that the Trustee has  reviewed and approved the content of such forms and that the
Trustee's consent or approval to the use thereof is not required.

(f)     In addition to the foregoing,  any amendment of Section 4.08 of this  Agreement  shall require the consent of the Limited  Repurchase  Right Holder as a third-party  beneficiary  of
Section 4.08 of this Agreement.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all  appropriate  public  offices for real  property  records in all the  counties or other comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are
situated,   and  in  any  other  appropriate  public  recording  office  or  elsewhere,   such
recordation  to be effected by the Master  Servicer  and at its  expense on  direction  by the
Trustee  (pursuant to the request of the  Certificate  Insurer or the Holders of  Certificates
entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an
Opinion of Counsel to the effect that such  recordation  materially and  beneficially  affects the interests of the Certificateholders or the Certificate Insurer.

(b)     For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any  number of counterparts,  each of  which  counterparts  shall  be  deemed  to be an  original,  and  such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any  Certificateholder  shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal  representatives  or heirs to  claim  an  accounting  or to take  any  action  or  proceeding  in any  court  for a partition or winding up of the Trust Fund, nor otherwise  affect the rights,  obligations  and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control the operation  and  management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to  constitute  the  Certificateholders from time to time as partners or members of an  association;  nor shall any  Certificateholder be under any  liability  to any third  person by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall  have  any  right  by  virtue  of any  provision  of this
Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such  Holder  previously  shall  have given to the
Trustee  and the  Certificate  Insurer a  written  notice of  default  and of the  continuance thereof,  as  hereinbefore  provided,  and  unless  also the  Holders of  Certificates  of any
Class evidencing  in the  aggregate not less than 25% of the related  Percentage  Interests of such Class,  shall have made written  request upon the Trustee to institute such action,  suit or  proceeding  in its own name as Trustee  hereunder  and shall have  offered to the  Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and liabilities to be  incurred  therein or thereby,  and the  Certificate  Insurer  shall have given its written consent and the Trustee,  for 60 days after its receipt of such  notice,  request and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or proceeding it being  understood and intended,  and being expressly  covenanted by each  Certificateholder with  every  other  Certificateholder  and  the  Trustee,  that  no one  or  more  Holders  of
Certificates  of any  Class shall  have any  right in any  manner  whatever  by  virtue of any provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class,  or to obtain or seek to obtain priority  over or  preference  to any other such  Holder,  or to enforce  any right under this
Agreement,   except  in  the  manner   herein   provided   and  for  the  common   benefit  of
Certificateholders  of such Class or all Classes,  as the case may be. For the  protection and enforcement  of the provisions of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with  the  laws of the  State of New York and the  obligations,  rights  and  remedies  of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        All  demands  and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if  personally  delivered at or mailed by  registered  mail,  postage  prepaid
(except  for  notices to the  Trustee  which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale  Lake Boulevard,  Suite 250,
Minneapolis,  Minnesota  55437,  Attention: President  (RASC),  or such  other  address as may hereafter  be furnished  to the Master  Servicer and the Trustee in writing by the  Depositor;
(b) in the case of the  Master  Servicer,  2255  North  Ontario  Street,  Burbank,  California
91504-3120,  Attention:  Bond  Administration  or  such  other  address  as may  be  hereafter furnished  to the  Depositor  and the Trustee by the Master  Servicer  in writing;  (c) in the case of the Trustee,  the  Corporate  Trust Office or such other  address as may  hereafter be furnished  to the  Depositor  and the Master  Servicer in writing by the  Trustee;  (d) in the case of Standard & Poor's,  55 Water  Street,  New York, New York 10041;  Attention:  Mortgage
Surveillance  or such other address as may be hereafter  furnished to the  Depositor,  Trustee and Master Servicer by Standard & Poor's;  (e) in the case of Moody's,  99 Church Street,  New
York, New York 10007,  Attention:  ABS Monitoring Department,  or such other address as may be hereafter  furnished  to the  Depositor,  the  Trustee  and the Master  Servicer in writing by
Moody's,  (f) in the case of the Yield Maintenance  Agreement Provider,  Deutsche Bank AG, New
York Branch, 60 Wall Street,  Mail Stop:  NYC60-0319,  New York, New York 10005, or such other address as may be hereafter  furnished to the Depositor,  the Trustee and the Master  Servicer
in  writing  by  the  Yield  Maintenance  Agreement  Provider,  and  (g) in  the  case  of the
Certificate  Insurer,  125 Park  Avenue,  New York,  New York 10017,  Attention:  Research and
Risk  Management,  or such other address as may be hereafter  furnished to the Depositor,  the
Trustee and the Master  Servicer in writing by the  Certificate  Insurer.  Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail, postage prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed within the time  prescribed in this Agreement  shall be  conclusively  presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Notices to Rating Agencies and the Certificate Insurer.

        The Depositor,  the Master Servicer or the Trustee,  as applicable,  shall notify each
Rating Agency,  the Certificate  Insurer and each  Subservicer at such time as it is otherwise required  pursuant to this  Agreement to give notice of the  occurrence  of, any of the events described in clause (a),  (b),  (c), (d), (g), (h), (i) or (j) below or provide a copy to each
Rating  Agency,  the  Certificate  Insurer  and each  Subservicer  at such  time as  otherwise required to be  delivered  pursuant to this  Agreement of any of the  statements  described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     the  termination or appointment of a successor  Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim  under the Master  Servicer's  blanket  fidelity  bond and the errors and  omissions  insurance  policy  required  by  Section 3.12  or the  cancellation  or modification of coverage under any such instrument,

(e)     the statement  required to be delivered to the Holders of each  Class of  Certificates pursuant to Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     a change in the location of the Custodial Account or the Certificate Account,

(h)     the  occurrence  of any monthly  cash flow  shortfall  to the Holders of any  Class of
Certificates  resulting  from the failure by the Master  Servicer to make an Advance  pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan, provided,  however, that with respect  to notice of the  occurrence  of the events  described  in  clauses  (d),  (g) or (h)
above,  the Master  Servicer shall provide  prompt  written notice to each Rating Agency,  the
Certificate  Insurer  and each  Subservicer  of any such event  known to the Master  Servicer.
Any notice so mailed  within  the time  prescribed  in this  Agreement  shall be  conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.07. Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in  no  way  affect  the  validity  or enforceability  of the  other  provisions  of this  Agreement  or of the  Certificates  or the rights of the Holders thereof or the Certificate Insurer.

Section 11.08. Supplemental Provisions for Resecuritization.

        This  Agreement  may  be   supplemented  by  means  of  the  addition  of  a  separate
Article hereto  (a  "Supplemental  Article")  for the  purpose  of  resecuritizing  any of the
Certificates  issued  hereunder,  under  the  following  circumstances.  With  respect  to any
Class or  Classes of Certificates  issued  hereunder,  or any portion of any such Class, as to which the  Depositor  or any of its  Affiliates  (or any designee  thereof) is the  registered
Holder (the  "Resecuritized  Certificates"),  the  Depositor  may deposit  such  Resecuritized
Certificates  into a new  REMIC,  grantor  trust or  custodial  arrangement  (a "Restructuring
Vehicle")  to be held by the  Trustee  pursuant  to a  Supplemental  Article.  The  instrument adopting such  Supplemental  Article shall  be executed by the Depositor,  the Master Servicer and the Trustee;  provided,  that neither the Master  Servicer nor the Trustee shall  withhold their  consent  thereto  if their  respective  interests  would  not be  materially  adversely affected  thereby.  To the extent  that the terms of the  Supplemental  Article do  not in any way affect any provisions of this  Agreement as to any of the  Certificates  initially  issued hereunder,  the adoption of the  Supplemental  Article shall  not constitute an "amendment" of this Agreement.  Each Supplemental  Article shall set forth all necessary  provisions relating to the holding of the  Resecuritized  Certificates by the Trustee,  the  establishment  of the
Restructuring   Vehicle,   the  issuing  of  various  classes  of  new   certificates  by  the
Restructuring  Vehicle and the  distributions  to be made  thereon,  and any other  provisions necessary  to the  purposes  thereof.  In  connection  with  each  Supplemental  Article,  the
Depositor  shall  deliver to the  Trustee  an  Opinion  of Counsel to the effect  that (i) the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation  for  federal  income  tax  purposes  and  (ii)  the  adoption  of  the  Supplemental
Article will  not endanger the status of any  REMIC created  hereunder as a REMIC or result in the  imposition  of a tax  upon  the  Trust  Fund  (including  but not  limited  to the tax on prohibited  transaction  as  defined  in  Section 860F(a)(2)  of  the  Code  and  the  tax  on
contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09. Third-Party Beneficiary.

        The Limited Repurchase Right Holder is an express  third-party  beneficiary of Section
4.08 of this  Agreement,  and shall  have the  right to  enforce  the  related  provisions  of
Section 4.08 of this Agreement as if it were a party hereto.

Section 11.10. Rights of the Certificate Insurer.

(a)     The Certificate Insurer is an express third-party beneficiary of this Agreement.

(b)     The Trustee shall provide to the  Certificate  Insurer  copies of any report,  notice,
Opinion of Counsel,  Officers'  Certificate,  request for consent or request for  amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

(c)     Unless a Certificate  Insurer Default exists,  the Trustee and the Depositor shall not agree to any  amendment to this  Agreement  without  first having  obtained the prior  written consent of the Certificate Insurer.

(d)     So long as  there  does not  exist a  failure  by the  Certificate  Insurer  to make a required payment under either Certificate  Guaranty Insurance Policy, the Certificate  Insurer
shall have the right to exercise all rights of the Holders of the Class A  Certificates  under this  Agreement  without any consent of such  Holders,  and such  Holders  may  exercise  such rights only with the prior  written  consent of the  Certificate  Insurer,  except as provided herein.

(e)     The Certificate  Insurer shall not be entitled to exercise any of its rights hereunder so long as there  exists a failure  by the  Certificate  Insurer  to make a  required  payment under the Certificate Guaranty Insurance Policy.

        IN WITNESS  WHEREOF,  the Depositor,  the Master  Servicer and the Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized as of the day and year first above written.

                                                  RESIDENTIAL ASSET SECURITIES CORPORATION

                                                  By:
                                                     Name: Benita Bjorgo
                                                     Title:   Vice President
                                                  RESIDENTIAL FUNDING CORPORATION

                                                  By:
                                                     Name: Mark White
                                                     Title:   Associate
                                                  U.S. BANK NATIONAL ASSOCIATION
                                                  as Trustee

                                                  By:
                                                      Name:
                                                      Title:

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the ____ day of  December  2005  before me, a notary  public in and for said State, personally  appeared  Pieter VanZyl,  known to me to be a Vice President of Residential  Asset
Securities  Corporation,  one of the  corporations  that executed the within  instrument,  and also  known  to me to be the  person  who  executed  it on  behalf  of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                            Notary Public

                                            ________________________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the ____ day of  December  2005  before me, a notary  public in and for said State, personally  appeared  Benita  Bjorgo,  known to me to be an Associate of  Residential  Funding
Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ________________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF RAMSEY             )

        On the ____ day of  December  2005  before me, a notary  public in and for said State, personally appeared  _____________________,  known to me to be a _____________________ of U.S.
Bank  National  Association,  a banking  association  organized  under the laws of the  United
States  that  executed  the  within  instrument,  and also  known to me to be the  person  who executed it on behalf of said banking  corporation  and  acknowledged  to me that such banking corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ____________________________________

[Notarial Seal]

                                          FORM OF CLASSA-[_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A REGULAR  INTEREST IN A REAL ESTATE
MORTGAGE INVESTMENT CONDUIT, AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO
THE  ISSUER  OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE  OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER  NAME AS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST  COMPANY  AND ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED  OWNER HEREOF,  CEDE & CO., HAS AN INTEREST
HEREIN.

CUSIP: _____________________                                 Certificate No. A-[__]-[__]
Date of Pooling and Servicing Agreement: December1,2005    Adjustable Pass-Through Rate

Cut-off Date:  December1,2005
First Distribution Date: January25,2006                    Aggregate Initial Certificate Principal
                                                             Balance of the ClassA-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              ClassA-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                 SERIES 2005-EMX5

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  ClassA-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest  rate,  first and junior lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  Inc.  or any  of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that Cede & Co. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of fixed and  adjustable  interest rate,  first and junior lien mortgage loans on one- to four- family  residential properties  (the Mortgage  Loans),  sold by Residential  Asset  Securities  Corporation  (hereinafter  called the
Depositor,  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  Agreement)  among the
Depositor,  the Master  Servicer and U.S.  Bank  National  Association,  as trustee (the  Trustee),  a summary of certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution  Date),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the Record Date),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of
ClassA-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the Trustee for that  purpose in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal
Balance of this  Certificate  is set forth above.  The  Certificate  Principal  Balance hereof will be reduced from time to time pursuant to the Agreement.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the Certificates).

         This  Certificate is entitled to the benefits of an irrevocable  and  unconditional  surety bond issued by
Financial Guaranty Insurance Company (the Certificate Guaranty Insurance Policy).

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage Loans and the Certificate  Guaranty  Insurance  Policy,  all as more  specifically set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  and the Certificate Insurer may be made by the Master Servicer from time to time for  purposes  other  than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses  incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage Interests of each Classof  Certificates  affected thereby and the Certificate Insurer. Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future  holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment thereof in certain  circumstances  without the consent of the  Holders of any of the  Certificates  and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holders  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Classand aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Classand aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i)the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage  Loan,  and (ii)the  purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The  Agreement permits,  but does not  require the Master  Servicer  (i) to  purchase,  at a price  determined  as provided in the
Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii)to purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof,  provided,  that any such option may only be exercised if the Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: .................................................
                                                                  Authorized Signatory

Dated:_____________________

                                           Certificate of Authentication

         This is one of the ClassA-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:
....................................................................................................................

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

....................................................................................................................
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ................................................................................................
account number ....................................................................................................
or, if mailed by check, to ........................................................................................

         Applicable statements should be mailed to:................................................................
....................................................................................................................
....................................................................................................................

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                        EXHIBIT B-1

                                                    [RESERVED]

                                                                                                          EXHIBIT C

                                           FORM OF CLASSSB CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE  CLASSA  AND  CLASSM  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A REGULAR  INTEREST IN A REAL ESTATE
MORTGAGE INVESTMENT CONDUIT, AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE  CODE OF 1986  (THE  CODE)  COUPLED  WITH THE RIGHT TO  RECEIVE  PAYMENTS  UNDER  THE  YIELD  MAINTENANCE
AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE AGREEMENT).

         NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN  SHALL BE MADE TO ANY EMPLOYEE  BENEFIT PLAN OR
OTHER PLAN OR  ARRANGEMENT  SUBJECT TO THE  PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974,  AS AMENDED  (ERISA),  OR SECTION 4975 OF THE CODE,  OR ANY PERSON  (INCLUDING AN INSURANCE
COMPANY  INVESTING ITS GENERAL  ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN)
WHO IS USING PLAN ASSETS OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION  (EACH OF THE FOREGOING,  A PLAN INVESTOR)
UNLESS THE TRUSTEE,  THE DEPOSITOR,  THE CERTIFICATE INSURER AND THE MASTER SERVICER ARE PROVIDED WITH EITHER (I) A
CERTIFICATION  PURSUANT TO SECTION  5.02(e)(i)(B) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL  ACCEPTABLE TO AND
IN FORM AND SUBSTANCE  SATISFACTORY TO THE TRUSTEE, THE DEPOSITOR,  THE CERTIFICATE INSURER AND THE MASTER SERVICER
TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT
CONSTITUTE OR RESULT IN ANY  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE (OR COMPARABLE  PROVISIONS OF ANY  SUBSEQUENT  ENACTMENTS),  AND WILL NOT SUBJECT THE TRUSTEE,  THE DEPOSITOR,
THE  CERTIFICATE  INSURER  OR THE  MASTER  SERVICER  TO ANY  OBLIGATION  OR  LIABILITY  (INCLUDING  OBLIGATIONS  OR
LIABILITIES  UNDER ERISA OR SECTION  4975 OF THE CODE) IN  ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH
OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE DEPOSITOR,  THE CERTIFICATE INSURER, THE TRUST FUND
OR THE MASTER SERVICER.

CUSIP: _____________________                                 Certificate No. SB-1
Date of Pooling and Servicing Agreement: December1,2005    Percentage Interest: 100.00%

Cut-off Date:  December1,2005
First Distribution Date:  January25,2006                   Aggregate Initial Notional Balance
                                                             of the ClassSB Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this ClassSB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                 SERIES 2005-EMX5

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  ClassSB  Certificates  with respect to a Trust Fund consisting  primarily of a pool of fixed and  adjustable  interest  rate,  first and junior lien  mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [__________]  is the registered  owner of the Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of adjustable  interest rate,  first and junior lien mortgage loans on one- to four-family  residential  properties
(the Mortgage  Loans),  sold by Residential  Asset Securities  Corporation  (hereinafter  called the Depositor, which term  includes  any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the Agreement) among the Depositor,  the
Master  Servicer  and U.S.  Bank  National  Association,  as trustee (the  Trustee),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution  Date),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the Record
Date),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of ClassSB Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.

         No  transfer of this  Certificate  will be made  unless  such  transfer  is exempt  from the  registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance  with said Act and laws.  In the  event  that such a  transfer  is to be made,  (i) the  Trustee  or the
Depositor may require an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements of the Securities Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee,  the Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee against  any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such
Federal and state laws.

         No transfer of this  Certificate  or any interest  therein  shall be made to any employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code, or any person  (including an insurance  company  investing its general  account,  an  investment  manager,  a named fiduciary  or a trustee of any such plan) who is using plan  assets of any such plan to effect  such  acquisition
(each of the foregoing,  a Plan  Investor)  unless the Trustee,  the Depositor,  the Certificate  Insurer and the
Master Servicer are provided with either (i) a  certification  pursuant to Section  5.02(e)(i)(B)  of the Agreement or (ii) an Opinion of Counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor, the Certificate  Insurer and the Master Servicer to the effect that the purchase or holding of this  Certificate is permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the Trustee,  the Depositor,  the Certificate  Insurer or the Master Servicer to any obligation or liability  (including  obligations  or  liabilities  under ERISA or Section  4975 of the Code) in addition to those undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Depositor,  the
Certificate Insurer, the Trust Fund or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the Certificates).

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage Interests of each Classof  Certificates  affected thereby and the Certificate Insurer. Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future  holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment thereof in certain  circumstances  without the consent of the  Holders of any of the  Certificates  and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holders  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Classand aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Classand aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The  Agreement permits,  but does not  require the Master  Servicer  (i) to  purchase,  at a price  determined  as provided in the
Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii) to purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof,  provided,  that any such option may only be exercised if the Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: .................................................
                                                                  Authorized Signatory

Dated:_____________________

                                           Certificate of Authentication

         This is one of the ClassSB Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
....................................................................................................................

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

....................................................................................................................
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ................................................................................................
account number ....................................................................................................
or, if mailed by check, to ........................................................................................

         Applicable statements should be mailed to:................................................................
....................................................................................................................
....................................................................................................................

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                          EXHIBIT D

                                          FORM OF CLASSR-[_] CERTIFICATE

         THE  CLASSR-[_]  CERTIFICATE  WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING  THE AVAILABLE  DISTRIBUTION
AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE AGREEMENT).

         THIS  CLASSR-[_]  CERTIFICATE IS SUBORDINATE TO THE CLASSA,  CLASSM AND CLASSSB  CERTIFICATES,  TO THE
EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

         THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A RESIDUAL  INTEREST IN A REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE CODE).

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE AGREEMENT).

         NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN  SHALL BE MADE TO ANY EMPLOYEE  BENEFIT PLAN OR
OTHER PLAN OR  ARRANGEMENT  SUBJECT TO THE  PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974,  AS AMENDED  (ERISA),  OR SECTION 4975 OF THE CODE,  OR ANY PERSON  (INCLUDING AN INSURANCE
COMPANY  INVESTING ITS GENERAL  ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN)
WHO IS USING PLAN ASSETS OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION  (EACH OF THE FOREGOING,  A PLAN INVESTOR)
UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER ARE PROVIDED WITH EITHER (I) A  CERTIFICATION  PURSUANT
TO SECTION  5.02(e)(i)(B)  OF THE  AGREEMENT OR (II) AN OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE
SATISFACTORY  TO THE TRUSTEE,  THE DEPOSITOR,  THE  CERTIFICATE  INSURER AND THE MASTER SERVICER TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN
ANY  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406 OF ERISA OR SECTION  4975 OF THE CODE (OR  COMPARABLE
PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS),  AND WILL NOT SUBJECT THE  TRUSTEE,  THE  DEPOSITOR,  THE  CERTIFICATE
INSURER OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE
AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR, THE CERTIFICATE INSURER, THE TRUST FUND OR THE MASTER SERVICER.

         ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT
(A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY
AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE  SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE INCOME),  (D)RURAL  ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  DISQUALIFIED
ORGANIZATION),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-[__]-1                                     Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement: December1,2005    Master Servicer:
                                                             Residential Funding Corporation
Cut-off Date:  December1,2005

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                 SERIES 2005-EMX5

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  ClassR-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest  rate,  first and junior lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund and  does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [________________]  is the registered owner of the Percentage  Interest  evidenced by this Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate, first and junior lien mortgage loans on one- to four-family  residential  properties
(the Mortgage  Loans),  sold by Residential  Asset Securities  Corporation  (hereinafter  called the Depositor, which term  includes  any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the Agreement)  among the Depositor,  the
Master  Servicer  and U.S.  Bank  National  Association,  as trustee (the  Trustee),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution  Date),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the Record
Date),  from the  related  Available  Distribution  Amount in an amount  equal to the  product  of the  Percentage
Interest  evidenced  by this  Certificate  and,  the amount of  interest  and  principal,  if any,  required  to be distributed to the Holders of ClassR-[_] Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the  Agreement  to the  effect  that (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person  and  Permitted  Transferee,  (ii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Master  Servicer will have the right, in its sole discretion and without notice to the Holder of this  Certificate,  to sell this Certificate to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master  Servicer,  or any affiliate of the Master  Servicer,  on such terms and  conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

         No  transfer of this  Certificate  will be made  unless  such  transfer  is exempt  from the  registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance  with said Act and laws.  In the  event  that such a  transfer  is to be made,  (i) the  Trustee  or the
Depositor may require an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements of the Securities Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee,  the Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee against  any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such
Federal and state laws.

         No transfer of this  Certificate  or any interest  therein  shall be made to any employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code, or any person  (including an insurance  company  investing its general  account,  an  investment  manager,  a named fiduciary  or a trustee of any such plan) who is using plan  assets of any such plan to effect  such  acquisition
(each of the foregoing,  a Plan  Investor)  unless the Trustee,  the Depositor,  the Certificate  Insurer and the
Master Servicer are provided with either (i) a  certification  pursuant to Section  5.02(e)(i)(B)  of the Agreement or (ii) an Opinion of Counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor, the Certificate  Insurer and the Master Servicer to the effect that the purchase or holding of this  Certificate is permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the Master  Servicer to any  obligation  or liability  (including obligations  or  liabilities  under  ERISA or Section  4975 of the Code) in  addition  to those  undertaken  in the
Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the Certificates).

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  and the Certificate Insurer may be made by the Master Servicer from time to time for  purposes  other  than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses  incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Classof  Certificates  affected  thereby  and the  Certificate  Insurer.  Any such consent  by the Holder of this  Certificate  shall be  conclusive  and  binding on such  Holder and upon all future holders of this  Certificate  and of any Certificate  issued upon the transfer hereof or in exchange  herefor or in lieu hereof  whether or not notation of such consent is made upon the  Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holders  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Classand aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Classand aggregate Percentage Interest, as requested by the  Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: .................................................
                                                                  Authorized Signatory

Dated:_____________________

                                           Certificate of Authentication

         This is one of the ClassR-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
....................................................................................................................

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

....................................................................................................................
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ................................................................................................
account number ....................................................................................................
or, if mailed by check, to ........................................................................................

         Applicable statements should be mailed to:................................................................
....................................................................................................................
....................................................................................................................

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                          EXHIBIT E

                                            FORM OF CUSTODIAL AGREEMENT

                  THIS  CUSTODIAL  AGREEMENT  (as amended and  supplemented  from time to time,  the  Agreement), dated as of  December1,2005,  by and among U.S. BANK NATIONAL  ASSOCIATION,  as trustee (including its successors under the Pooling Agreement defined below, the Trustee),  RESIDENTIAL  ASSET SECURITIES  CORPORATION,  as company
(together with any successor in interest,  the  Company),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer
(together with any successor in interest or successor under the Pooling  Agreement  referred to below,  the Master
Servicer) and WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  as custodian  (together with any successor in interest or any successor appointed hereunder, the Custodian).

                                           W I T N E S S E T H T H A T:

                  WHEREAS,  the  Company,  the Master  Servicer,  and the Trustee  have  entered into a Pooling and
Servicing  Agreement,  dated as of  December1,2005,  relating to the  issuance of  Residential  Asset  Securities
Corporation,  Home Equity Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2005-EMX5 (as in effect on the date of this Agreement,  the Original  Pooling  Agreement, and as amended and supplemented from time to time, the
Pooling Agreement); and

                  WHEREAS,  the  Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding  certain  documents and other  instruments  delivered by the Company and the Master  Servicer under the
Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW,  THEREFORE,  in  consideration  of the  premises  and the mutual  covenants  and  agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I.........

                                                    Definitions

                  Capitalized  terms  used in this  Agreement  and not  defined  herein  shall  have  the  meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II........

                                           Custody of Mortgage Documents

Section 2.1.......Custodian to Act as Agent:  Acceptance  of Mortgage  Files.  The Company and the Master  Servicer
hereby  direct the Trustee to appoint  Wells Fargo Bank,  National  Association  as the  Custodian  hereunder.  The
Custodian,  as the duly appointed  agent of the Trustee for these  purposes,  acknowledges  receipt of the Mortgage
Files  relating to the  Mortgage  Loans  identified  on the schedule  attached  hereto (the  Mortgage  Files) and declares  that it holds  and will  hold the  Mortgage  Files as agent for the  Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

Section 2.2.......Recordation  of  Assignments.  If any  Mortgage  File  includes  one or more  assignments  of the related  Mortgage Loans to the Trustee that have not been recorded,  each such assignment shall be delivered by the
Custodian  to the  Company for the purpose of  recording  it in the  appropriate  public  office for real  property records,  and the Company,  at no expense to the Custodian,  shall promptly cause to be recorded in the appropriate public office for real property  records each such  assignment  and, upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3.......Review of Mortgage Files.

(a)      On or prior to the Closing Date, the Custodian  shall deliver to the Trustee and the  Certificate  Insurer an Initial  Certification  in the form  annexed  hereto as Annex I evidencing  receipt of a Mortgage  File for each
Mortgage  Loan  listed on the  Schedule  attached  hereto  (the  Mortgage  Loan  Schedule).  The  parties  hereto acknowledge that certain  documents  referred to in Subsection  2.01(b)(i) of the Pooling  Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed on Schedule A to Annex I.

(b)      Within 90 days after the closing date, the Custodian  agrees,  for the benefit of  Certificateholders  and the  Certificate  Insurer,  to review in accordance  with the  provisions of Section 2.02 of the Pooling  Agreement each Mortgage File and to deliver to the Trustee and the Certificate  Insurer an Interim  Certification in the form annexed hereto as Annex II to the effect that all documents  required to be delivered  pursuant to Section 2.01 (b)
of the Pooling  Agreement  have been  executed and received and that such  documents  relate to the Mortgage  Loans identified on the Mortgage Loan Schedule,  except for any exceptions  listed on Schedule A attached to such Interim
Certification.  For  purposes of such  review,  the  Custodian  shall  compare the  following  information  in each
Mortgage  File to the  corresponding  information  in the Mortgage  Loan  Schedule:  (i) the loan number,  (ii) the borrower  name and (iii) the original  principal  balance.  In the event that any Mortgage  Note or  Assignment  of
Mortgage has been  delivered to the  Custodian by the Company in blank,  the  Custodian,  upon the direction of the
Company,  shall cause each such  Mortgage  Note to be endorsed to the Trustee and each such  Assignment of Mortgage to be completed in the name of the Trustee  prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the documents  required to be delivered  pursuant to Section  2.01(c) of the Pooling  Agreement,  the  Custodian  agrees,  for the  benefit of the  Certificateholders  and the  Certificate
Insurer,  to review each  document,  and upon the written  request of the Trustee to deliver to the Trustee and the
Certificate  Insurer an updated  Schedule A to the Interim  Certification.  The Custodian shall be under no duty or obligation to inspect,  review or examine said  documents,  instruments,  certificates or other papers to determine that the same are genuine,  enforceable,  or  appropriate  for the  represented  purpose or that they have actually been  recorded or that they are other than what they purport to be on their face,  or that the MIN is accurate.  If in performing the review  required by this Section 2.3 the Custodian  finds any document or documents  constituting a part of a Mortgage  File to be missing  or  defective  in respect  of the items  reviewed  as  described  in this
Section 2.3(b), the Custodian shall promptly so notify the Company,  the Master Servicer,  the Certificate  Insurer
and the Trustee.

(c)      Upon receipt of all  documents  required to be in the Mortgage  Files the  Custodian  shall deliver to the
Trustee a Final  Certification in the form annexed hereto as AnnexIII  evidencing the completeness of the Mortgage
Files.

                  Upon  receipt of written  request  from the  Trustee,  the  Company or the Master  Servicer,  the
Custodian  shall as soon as  practicable  supply the Trustee  with a list of all of the  documents  relating to the
Mortgage  Loans required to be delivered  pursuant to Section 2.01 (b) of the Pooling  Agreement not then contained in the Mortgage Files.

Section 2.4.......Notification of Breaches of Representations and Warranties.  If the Custodian  discovers,  in the course of  performing  its  custodial  functions,  a breach of a  representation  or  warranty  made by the  Master
Servicer  or the  Company as set forth in the  Pooling  Agreement  with  respect to a Mortgage  Loan  relating to a
Mortgage  File,  the  Custodian  shall  give  prompt  written  notice to the  Company,  the  Master  Servicer,  the
Certificate Insurer and the Trustee.

Section 2.5.......Custodian to Cooperate:  Release of Mortgage  Files.  Upon the repurchase or  substitution of any
Mortgage  Loan  pursuant to Article II of the Pooling  Agreement  or payment in full of any Mortgage  Loan,  or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  the Master  Servicer  shall  immediately  notify the  Custodian by  delivering  to the Custodian a
Request for Release (in the form of Annex IV attached hereto or a mutually  acceptable  electronic  form) and shall request  delivery to it of the  Mortgage  File.  The  Custodian  agrees,  upon receipt of such Request for Release, promptly to release to the Master  Servicer the related  Mortgage File.  Upon receipt of a Request for Release from the Master  Servicer,  signed by a Servicing  Officer,  that (i) the Master Servicer or a Subservicer,  as the case may be, has made a deposit into the  Certificate  Account in payment for the purchase of the related  Mortgage Loan in an amount  equal to the Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to  substitute a
Qualified  Substitute  Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related  Mortgage File.  Upon written  notification  of a  substitution,  the Master  Servicer shall deliver to the
Custodian and the Custodian  agrees to accept the Mortgage Note and other documents  constituting the Mortgage File with respect to any Qualified  Substitute  Mortgage  Loan,  upon  receiving  written  notification  from the Master
Servicer of such substitution.

                  From time to time as is  appropriate  for the  servicing or  foreclosures  of any Mortgage  Loan, including,  for this purpose,  collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy,
the Master  Servicer  shall  deliver to the  Custodian a Request for Release  certifying  as to the reason for such release.  Upon receipt of the  foregoing,  the  Custodian  shall  deliver the Mortgage File or such document to the
Master  Servicer.  The Master  Servicer  shall cause each Mortgage  File or any document  therein so released to be returned to the Custodian when the need therefor by the Master  Servicer no longer exists,  unless (i) the Mortgage
Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the
Custodial  Account or (ii) the Mortgage  File or such  document has been  delivered to an attorney,  or to a public trustee or other public  official as required by law, for purposes of initiating or pursuing  legal action or other proceedings  for the  foreclosure of the Mortgaged  Property either  judicially or  non-judicially,  and the Master
Servicer has delivered to the Custodian an updated  Request for Release  signed by a Servicing  Officer  certifying as to the name and  address  of the Person to which such  Mortgage  File or such  document  was  delivered  and the purpose or purposes of such  delivery.  Immediately  upon receipt of any Mortgage File returned to the Custodian by the Master  Servicer,  the  Custodian  shall deliver a signed  acknowledgment  to the Master  Servicer,  confirming receipt of such Mortgage File.

                  Upon the request of the Master  Servicer,  the Custodian will send to the Master  Servicer copies of any documents contained in the Mortgage File.

Section 2.6.......Assumption  Agreements.  In the event that any assumption  agreement or substitution of liability agreement  is entered  into with respect to any Mortgage  Loan  subject to this  Agreement in  accordance  with the terms and  provisions  of the  Pooling  Agreement,  the  Master  Servicer  shall  notify  the  Custodian  that such assumption  or  substitution  agreement  has been  completed by  forwarding  to the  Custodian the original of such assumption  or  substitution  agreement,  which shall be added to the related  Mortgage File and, for all purposes, shall be  considered  a part of such  Mortgage  File to the same  extent as all  other  documents  and  instruments constituting parts thereof.

ARTICLE III.......

                                             Concerning the Custodian

Section 3.1.......Custodian a Bailee and Agent of the Trustee.  With respect to each  Mortgage  Note,  Mortgage and other  documents  constituting  each  Mortgage  File  which  are  delivered  to the  Custodian,  the  Custodian  is exclusively  the bailee and agent of the Trustee and has no  instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the  Certificateholders  and undertakes to perform such duties and only such duties as are  specifically  set forth in this Agreement.  Except upon compliance with the applicable provisions of Article II of this Agreement,  no Mortgage Note, Mortgage or other document  constituting a part of a
Mortgage  File shall be delivered  by the  Custodian  to the Company or the Master  Servicer or otherwise  released from the possession of the Custodian.

                  The Master  Servicer  shall  promptly  notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage Loans using
MERS.  In addition,  the Master  Servicer  shall (i) promptly  notify the Custodian in writing when a MERS Mortgage
Loan is no longer registered with and recorded under MERS and (ii)  concurrently with any such  deregistration of a
MERS Mortgage Loan,  prepare,  execute and record an original  assignment from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2.......Indemnification.  The Company  hereby agrees to indemnify  and hold the  Custodian  harmless from and against all claims,  liabilities,  losses,  actions,  suits or  proceedings  at law or in equity,  or any other expenses,  fees or charges of any  character or nature,  which the  Custodian may incur or with which the Custodian may be threatened  by reason of its acting as custodian  under this  Agreement,  including  indemnification  of the
Custodian  against any and all expenses,  including  attorneys fees if counsel for the Custodian has been approved by the Company,  and the cost of defending any action, suit or proceedings or resisting any claim.  Notwithstanding the  foregoing,  it is  specifically  understood  and agreed  that in the event any such  claim,  liability,  loss, action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act, negligent  failure to act or willful  misconduct on the part of the Custodian,  or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3.......Custodian  May Own  Certificates.  The  Custodian  in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4.......Master Servicer to Pay Custodians  Fees and Expenses.  The Master Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian  shall be entitled to,  reasonable  compensation  for all  services  rendered by it in the  exercise  and  performance  of any of the powers and duties  hereunder of the
Custodian,  and the Master  Servicer  will pay or  reimburse  the  Custodian  upon its request  for all  reasonable expenses,  disbursements  and advances  incurred or made by the Custodian in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

Section 3.5.......Custodian  May  Resign:  Trustee  May  Remove  Custodian.  The  Custodian  may  resign  from  the obligations  and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the  Mortgage  Loans.  Upon  receiving  such notice of  resignation,  the Trustee  shall either take custody of the
Mortgage Files itself and give prompt notice  thereof to the Company,  the Master  Servicer and the  Custodian,  or
promptly appoint a successor Custodian by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor  Custodian.  If the Trustee shall not have taken custody  of the  Mortgage  Files  and no  successor  Custodian  shall  have  been so  appointed  and have  accepted appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee,  at the direction of the Master  Servicer and the Company,  may remove the Custodian at any time. In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction to appoint, a successor Custodian hereunder.  Any successor Custodian shall be a depository  institution subject to supervision or  examination  by federal or state  authority  and shall be able to satisfy the other  requirements  contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

                  Any  resignation or removal of the Custodian and  appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5 shall  become  effective  upon  acceptance  of  appointment  by the successor  Custodian.  The  Trustee  shall  give  prompt  notice to the  Company  and the  Master  Servicer  of the appointment  of any  successor  Custodian.  No successor  Custodian  shall be appointed by the Trustee  without the prior approval of the Company and the Master Servicer.

Section 3.6.......Merger or  Consolidation  of  Custodian.  Any Person  into which the  Custodian  may be merged or converted  or  with  which  it may be  consolidated,  or any  Person  resulting  from  any  merger,  conversion  or consolidation  to which the Custodian shall be a party, or any Person  succeeding to the business of the Custodian, shall be the  successor of the  Custodian  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7.......Representations  of the  Custodian.  The  Custodian  hereby  represents  that it is a  depository institution  subject to  supervision or examination  by a federal or state  authority,  has a combined  capital and surplus of at least  $15,000,000  and is  qualified to do business in the  jurisdictions  in which it will hold any
Mortgage File.

ARTICLE IV........

                                             Miscellaneous Provisions

Section 4.1.......Notices.  All notices,  requests,  consents and demands and other  communications  required under this  Agreement  or pursuant to any other  instrument  or document  delivered  hereunder  shall be in writing  and, unless otherwise  specifically  provided,  may be delivered  personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return  receipt  requested,  at the addresses  specified on the signature page hereof  (unless  changed by the particular  party whose address is stated herein by similar notice in writing);  in each case the notice will be deemed delivered when received.

Section 4.2.......Amendments.  No  modification  or amendment of or supplement to this Agreement  shall be valid or effective  unless the same is in writing  and signed by all parties  hereto,  and none of the  Company,  the Master
Servicer or the Trustee shall enter into any amendment  hereof  except as permitted by the Pooling  Agreement.  The
Trustee shall give prompt  notice to the  Custodian of any  amendment or  supplement  to the Pooling  Agreement and furnish the Custodian with written copies thereof.

Section 4.3.......GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE DEEMED A CONTRACT  MADE UNDER THE LAWS OF THE STATE OF
NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 4.4.......Recordation of Agreement.  To the extent  permitted by applicable  law, this Agreement is subject to  recordation  in all  appropriate  public  offices  for  real  property  records  in all the  counties  or other comparable  jurisdictions in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the Master Servicer and at its expense on  direction  by the Trustee  (pursuant  to the request of holders of  Certificates  evidencing undivided  interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory  to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be  deemed to be an  original,  and such  counterparts  shall  constitute  but one and the same instrument.

Section 4.5.......Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Certificates or the rights of the holders thereof.

                                       [Signatures begin on following page.]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                     U.S. BANK NATIONAL ASSOCIATION
                                                             as Trustee

EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:     Residential Asset Securities                  By:.....................................................
               Corporation, Series 2005-EMX5                 Name:
                                                             Title:

Address:                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota
                                                             By:.....................................................
                                                             Name:
                                                             Title:

Address:                                                     RESIDENTIAL FUNDING CORPORATION, as Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota
                                                             By:.....................................................
                                                             Name:
                                                             Title:

Address:                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings  3rd Floor
Richfield, Minnesota  55423

                                                             By:.....................................................
                                                             Name:
                                                             Title:

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

                  On the ____ day of  December2005,  before me, a notary public in and for said State,  personally appeared  ___________________,  known to me to be a ______________  of U.S. Bank National  Association,  a national banking  association that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the ____ day of  December2005,  before me, a notary public in and for said State,  personally appeared  ___________________,  known to me to be a ______________  of Residential  Asset Securities  Corporation.,
one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the ____ day of  December2005,  before me, a notary public in and for said State,  personally appeared  ___________________,  known to me to be a ______________ of Residential Funding  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

                  On the ____ day of  December2005,  before me, a notary public in and for said State,  personally appeared  ______________________,  known to me to be a  ______________________________  Wells Fargo Bank,  National
Association,  one of the corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national banking  association,  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ____________________________________
                                                                                  Notary Public

[Notarial Seal]

                                                                                               ANNEX I TO EXHIBIT E

                                                 FORM OF CUSTODIAN
                                               INITIAL CERTIFICATION

                                                                                                 December ___, 2005

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017

Attention: Residential Asset Securities Corporation Series 2005-EMX5

                  Re:      Custodial  Agreement,  dated as of  December1,2005,  by and among  U.S.Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Home  Equity  Mortgage
                           Asset-Backed Pass-Through Certificates, Series 2005-EMX5

Ladies and Gentlemen:

                  In  accordance  with  Section  2.3 of the  above-captioned  Custodial  Agreement,  and subject to
Section 2.02 of the Pooling  Agreement,  the  undersigned,  as Custodian,  hereby  certifies that it has received a
Mortgage  File (which  contains an original  Mortgage Note or an original  Lost Note  Affidavit  with a copy of the related  Mortgage  Note) to the extent  required in Section  2.01(b) of the Pooling  Agreement with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                                                              ANNEX II TO EXHIBIT E

                                                 FORM OF CUSTODIAN
                                               INTERIM CERTIFICATION

                                                                                               ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017

Attention: Residential Asset Securities Corporation., Series 2005-EMX5

                  Re:      Custodial  Agreement,  dated as of  December1,2005,  by and among  U.S.Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Home  Equity  Mortgage
                           Asset-Backed Pass-Through Certificates, Series 2005-EMX5

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies  that it has  received a Mortgage  File to the extent  required  pursuant  to Section
2.01(b) of the Pooling  Agreement with respect to each Mortgage Loan listed in the Mortgage Loan  Schedule,  and it has reviewed the Mortgage File and the Mortgage  Loan  Schedule and has  determined  that:  all required  documents have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                                                             ANNEX III TO EXHIBIT E

                                                 FORM OF CUSTODIAN
                                                FINAL CERTIFICATION

                                                                                               ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017

Attention: Residential Asset Securities Corporation, Series 2005-EMX5

                  Re:      Custodial  Agreement,  dated as of  December1,2005,  by and among  U.S.Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Home  Equity  Mortgage
                           Asset-Backed Pass-Through Certificates, Series 2005-EMX5

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the
Mortgage Loan  Schedule and it has reviewed the Mortgage  File and the Mortgage  Loan  Schedule and has  determined that:  all  required  documents  referred to in Section  2.01(b) of the Pooling  Agreement  have been  executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                                                              ANNEX IV TO EXHIBIT E

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement.

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                          EXHIBIT F

                                              MORTGAGE LOAN SCHEDULE

                                            [ON FILE WITH THE TRUSTEE]

                                                                                                          EXHIBIT G

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement.

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                        EXHIBIT H-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF      )
                                 )ss.:
COUNTY OF )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of Officer] of [Name of Owner] (record or beneficial  owner of the Home Equity  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2005-EMX5,  ClassR-__ (the Owner)),  a [savings  institution]
[corporation]  duly organized and existing under the laws of [the State of  ________________]  [the United States],
on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a disqualified  organization or an electing large  partnership as of [date of transfer] within the meaning of Section  860E(e)(5) and 775,  respectively,  of the Internal Revenue
Code of 1986,  as amended (the Code) or an electing  large  partnership  under Section  775(a) of the Code,  (ii)
will endeavor to remain other than a  disqualified  organization  for so long as it retains its ownership  interest in the ClassR-__  Certificates,  and (iii) is acquiring the ClassR-__ Certificates for its own account or for the account of another Owner from which it has received an affidavit and  agreement in  substantially  the same form as this  affidavit  and  agreement.  (For  this  purpose,  a  disqualified  organization  means  an  electing  large partnership  under Section 775 of the Code,  the United States,  any state or political  subdivision  thereof,  any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are  subject to tax and,  except for the  Federal  Home Loan  Mortgage  Corporation,  a majority  of whose board of directors is not selected by any such governmental  entity) or any foreign government,  international  organization or any agency or  instrumentality  of such foreign  government  or  organization,  any rural  electric or telephone cooperative,  or any organization (other than certain farmers  cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the Owner is aware (i) of the tax that would be imposed on transfers of  ClassR-__  Certificates  to disqualified  organizations  or an electing  large  partnership  under the Code,  that applies to all  transfers of
ClassR-__  Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor (or, with respect to transfers to electing  large  partnerships,  on each such  partnership),  or, if such  transfer is through an agent
(which person includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent; (iii) that the person  (other than with respect to  transfers to electing  large  partnerships)  otherwise  liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee  is not a  disqualified  organization  and,  at the time of  transfer,  such person does not have actual knowledge  that the affidavit is false;  and (iv) that the ClassR-__  Certificates  may be  noneconomic  residual interests within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the transferor of a  noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.       That the Owner is aware of the tax imposed on a pass-through  entity holding ClassR-__  Certificates if either the  pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time during  the  taxable  year of the  pass-through  entity a  disqualified  organization  is the  record  holder of an interest in such entity.  (For this purpose,  a pass through entity includes a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.       That the Owner is aware that the Trustee will not register  the  transfer of any  ClassR-__  Certificates unless the transferee,  or the transferees agent,  delivers to it an affidavit and agreement,  among other things, in  substantially  the same form as this  affidavit  and  agreement.  The Owner  expressly  agrees that it will not consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

6.       That the Owner has reviewed the  restrictions  set forth on the face of the ClassR -__  Certificates  and the provisions of Section 5.02(f) of the Pooling and Servicing  Agreement  under which the ClassR-__  Certificates were issued (in  particular,  clause  (iii)(A)  and  (iii)(B) of Section  5.02(f)  which  authorize  the Trustee to deliver  payments to a person other than the Owner and  negotiate a mandatory  sale by the Trustee in the event the
Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary upon advice of counsel to  constitute a reasonable  arrangement  to ensure that the  ClassR-__  Certificates  will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

8.       The Owners Taxpayer Identification Number is ____________________.

9.       This  affidavit and agreement  relates only to the  ClassR-__  Certificates  held by the Owner and not to any other holder of the ClassR-__  Certificates.  The Owner  understands  that the  liabilities  described  herein relate only to the ClassR-__ Certificates.

10.      That no purpose of the Owner relating to the transfer of any of the ClassR-__  Certificates  by the Owner is or will be to impede  the  assessment  or  collection  of any tax;  in  making  this  representation,  the Owner warrants  that the Owner is familiar  with (i)  Treasury  Regulation  1.860E-1(c)  and recent  amendments  thereto, effective  as of July  19,  2002,  and  (ii)  the  preamble  describing  the  adoption  of the  amendments  to such regulation, which is attached hereto as Annex I.

11.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes  owed by it so  long  as any of the  Certificates  remain  outstanding.  In this  regard,  the  Owner  hereby represents  to and for the benefit of the person from whom it acquired the  ClassR-__  Certificate  that the Owner intends to pay taxes  associated with holding such ClassR-__  Certificate as they become due, fully  understanding that it may incur tax liabilities in excess of any cash flows generated by the ClassR-__ Certificate.

12.      That the Owner has no present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy proceeding for so long as any of the ClassR-__ Certificates remain outstanding.

13.      The Owner is either (i) a citizen or resident of the United  States,  (ii) a  corporation,  partnership or other  entity  treated as a  corporation  or a  partnership  for U.S.  federal  income tax  purposes and created or organized in, or under the laws of, the United  States,  any state thereof or the District of Columbia  (other than a partnership that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate that is  described  in Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is  described  in Section
7701(a)(30)(E) of the Code.

14.      The  Owner  hereby  agrees  that  it  will  not  cause  income  from  the  ClassR-__  Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner or another United States taxpayer.

15.      The Owner hereby  certifies,  represents and warrants to, and covenants  with the  Depositor,  the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate:

                  (a)      The  Certificates  are not  being  acquired  by,  and will not be  transferred  to,  any employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the
     Employee  Retirement  Income  Security  Act of 1974,  as amended  (ERISA),  or Section  4975 of the Internal
     Revenue Code of 1986, as amended (the Code),  or any person  (including an insurance  company  investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using plan assets of any such plan to effect such acquisition (each of the foregoing, a Plan Investor); or

                  (b)      The Owner has provided the  Trustee,  the  Depositor,  the  Certificate  Insurer and the
     Master  Servicer  with an Opinion of  Counsel  acceptable  to and in form and  substance  satisfactory  to the
     Trustee,  the Depositor,  the  Certificate  Insurer and the Master Servicer to the effect that the purchase or holding of Certificates is permissible  under  applicable law, will not constitute or result in any non-exempt prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor,  the Certificate Insurer or the
     Master  Servicer  to any  obligation  or  liability  (including  obligations  or  liabilities  under  ERISA or
     Section4975  of the Code) in addition to those  undertaken  in the Pooling  and  Servicing  Agreement,  which
     Opinion of Counsel shall not be at the expense of the Trustee,  the Depositor,  the Certificate  Insurer,  the
     Trust Fund or the Master Servicer.

         In addition,  the Owner hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee,  the Certificate  Insurer and the Master  Servicer that the Owner will not transfer such  Certificates to any Plan  Investor or person  unless  either such Plan  Investor or person meets the  requirements  set forth in either (a) or (b) above.

         Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the  Pooling  and
Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto  attached, attested by its [Assistant] Secretary, this ____ day of ______________ 200__.

                                                     [NAME OF OWNER]

                                                     By: ___________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the  [Title of  Officer]  of the  Owner,  and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this        day of  , 200_.

                                                     __________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF ______________________________
                                                     STATE OF ________________________________
                                                     My Commission expires the ___ day of __________, 20__

                                                                                             ANNEX I TO EXHIBIT H-1

                                            DEPARTMENT OF THE TREASURY

                                             Internal Revenue Service

                                              26 CFR Parts 1 and 602

                                                     [TD 9004]

                                                   RIN 1545-AW98

                                     Real Estate Mortgage Investment Conduits

                                 AGENCY: Internal Revenue Service (IRS), Treasury.

                                            ACTION: Final regulations.

                      -----------------------------------------------------------------------

SUMMARY:  This document  contains  final  regulations  relating to safe harbor  transfers of  noneconomic  residual interests  in real  estate  mortgage  investment  conduits  (REMICs).  The  final  regulations  provide  additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information  in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments,  approved  by the Office of  Management  and Budget  (OMB) under 44 U.S.C.  3507 and  assigned control number 1545-1675.

         The  collection of  information  in this  regulation is in Sec.  1.860E-1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection of  information  is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents are businesses and other  for-profit institutions.

         Comments on the  collection of information  should be sent to the Office of Management  and Budget,  Attn:
Desk Officer for the Department of the Treasury,  Office of Information  and Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to the  Internal  Revenue  Service,  Attn:  IRS  Reports  Clearance  Officer,  W:CAR:MP:FP:S,
Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by  September  17,  2002.
Comments are specifically requested concerning:

o        Whether the  collection of  information  is necessary for the proper  performance  of the functions of the
              Internal Revenue Service, including whether the information will have practical utility;

o        The accuracy of the estimated burden associated with the collection of information (see below);

o        How the quality, utility, and clarity of the information to be collected may be enhanced;

o        How the burden of complying  with the collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information technology; and

o        Estimates of capital or start-up  costs and costs of  operation,  maintenance,  and purchase of service to provide information.

         An agency  may not  conduct or  sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of
470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of  information  must be retained as long as their contents may become  material  in the  administration  of any  internal  revenue  law.  Generally,  tax  returns  and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

         This  document  contains  final  regulations  regarding  the  proposed  amendments  to 26 CFR part 1 under section  860E of the  Internal  Revenue  Code  (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final regulations  governing REMICs,  issued in 1992,  contain rules governing the transfer of noneconomic
REMIC residual  interests.  In general,  a transfer of a noneconomic  residual  interest is disregarded for all tax purposes  if a  significant  purpose of the  transfer  is to enable the  transferor  to impede  the  assessment  or collection  of tax. A purpose to impede the  assessment or  collection  of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the transferee  would be unwilling or unable to pay taxes due on its share of the REMICs  taxable  income.  Under a safe harbor,  the transferor of a
REMIC  noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable  investigation of the transferees  financial condition (the investigation requirement);  and (2) the  transferor  secures  a  representation  from  the  transferee  to the  effect  that the transferee  understands  the tax obligations  associated with holding a residual  interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some  transferors of noneconomic  residual  interests  claim they  satisfy  the safe harbor  even in  situations  where the  economics  of the  transfer  clearly  indicate  the transferee  is  unwilling  or unable to pay the tax  associated  with holding the  interest.  For this  reason,  on
February  7,  2000,  the IRS  published  in the  Federal  Register  (65 FR 5807) a notice  of  proposed  rulemaking
(REG-100276-97;  REG-122450-98)  designed  to clarify  the safe  harbor by adding the  formula  test, an economic test.  The  proposed  regulation  provides  that the safe harbor is  unavailable  unless the  present  value of the anticipated  tax  liabilities  associated  with holding the residual  interest  does not exceed the sum of: (1) The present value of any  consideration  given to the transferee to acquire the interest;  (2) the present value of the expected  future  distributions  on the  interest;  and  (3) the  present  value  of the  anticipated  tax  savings associated with holding the interest as the REMIC generates losses.

         The notice of proposed  rulemaking  also contained rules for FASITs.  Section1.860H-6(g)  of the proposed regulations  provides  requirements  for  transfers  of FASIT  ownership  interests  and  adopts a safe  harbor  by reference to the safe harbor  provisions of the REMIC  regulations.  In January 2001,  the IRS published Rev. Proc.
2001-12  (2001-3  I.R.B.  335) to set forth an alternative  safe harbor that taxpayers  could use while the IRS and the Treasury  considered comments on the proposed  regulations.  Under the alternative safe harbor, if a transferor meets the investigation  requirement and the representation  requirement but the transfer fails to meet the formula test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years preceding the year of transfer,  the transferees  gross assets exceed $100 million and its net assets exceed
$10 million. A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation and agrees in writing not to transfer the interest to any person other than another domestic,  taxable  corporation that also  satisfies  the  requirements  of the asset  test.  A  transferor  cannot  rely on the asset  test if the transferor  knows, or has reason to know,  that the transferee will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset test  fails to be  satisfied  in the case of a transfer  or assignment of a noneconomic  residual interest to a foreign branch of an otherwise eligible  transferee.  If such a transfer  or  assignment  were  permitted,  a  corporate  taxpayer  might seek to claim that the  provisions  of an applicable  income tax treaty would resource  excess  inclusion  income as foreign  source  income,  and that, as a consequence,  any U.S. tax liability  attributable  to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess inclusion  income,  contrary to the  congressional  purpose of assuring  that such income will be taxable in all  events.  See,  e.g.,  sections
860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign  branches  have  attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations provide that if a noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a U.S.  taxpayer,  the  transfer is not eligible  for safe harbor  treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides  computational  rules that a taxpayer may use to qualify for safe harbor status under the formula test.  Section  1.860E-1(c)(8)(i)  provides that the  transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section  11(b).  Some  commentators  were  concerned that this presumed  rate of  taxation  was too high  because  it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final regulations to allow certain  transferees that compute their taxable income using the alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that the present  values in the formula test are to be computed using a discount rate equal to the  applicable  Federal  short-term  rate  prescribed by section  1274(d).
This is a change from the proposed  regulation and Rev. Proc.  2001-12.  In those publications the provision stated
that   "present  values are computed  using a discount  rate equal to the  applicable  Federal rate  prescribed  in section  1274(d)  compounded  semiannually  and that [a] lower  discount rate may be used if the  transferee  can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an  unrelated  third  party.  The IRS and the  Treasury  Department  have  learned  that,  based on this provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable
Federal  rate.  To  simplify  taxpayers  computations,  the final  regulations  allow use of any of the  published short-term rates,  provided that the present values are computed with a corresponding  period of compounding.  With the  exception of the  provisions  relating to transfers to foreign  branches,  these  changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

         It is anticipated  that when final  regulations  are adopted with respect to FASITs,  Sec.  1.860H-6(g) of the  proposed  regulations  will be adopted in  substantially  its  present  form,  with the result  that the final regulations  contained in this document will also govern transfers of FASIT ownership  interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

         Rev. Proc.  2001-12  (2001-3 I.R.B.  335) is obsolete for transfers of noneconomic  residual  interests in
REMICs occurring on or after August 19, 2002.

Special Analyses

         It is  hereby  certified  that  these  regulations  will  not  have a  significant  economic  impact  on a substantial  number  of  small  entities.  This  certification  is based on the  fact  that it is  unlikely  that a substantial  number of small  entities will hold REMIC  residual  interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a significant  regulatory action as defined in Executive Order 12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b)  and  553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The principal author of these regulations is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.
         Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                                                                        EXHIBIT H-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                                                               ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:  Residential Asset Securities Corporation, Series 2005-EMX5

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EMX5

Ladies and Gentlemen:

         This  letter  is  delivered  to you in  connection  with the  transfer  by  ________________________  (the
Seller) to  ______________________  (the Purchaser) of $___________  Initial  Certificate  Principal Balance of
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2005-EMX5,  ClassR-__ (the Certificates),  pursuant to
Section  5.02 of the  Pooling  and  Servicing  Agreement  (the  Pooling  and  Servicing  Agreement),  dated as of
December1,2005  among  Residential  Asset Securities  Corporation,  as depositor (the  Depositor),  Residential
Funding  Corporation,  as master servicer,  and U.S. Bank National  Association,  as trustee (the  Trustee).  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller hereby  certifies,  represents  and warrants to, and covenants  with,  the Depositor and the
Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the  Purchaser is
or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered  to the  Trustee  and the  Master  Servicer a transfer  affidavit and  agreement in the form attached to the Pooling and Servicing  Agreement as Exhibit H-1. The
Seller does not know or believe that any representation contained therein is false.

3.       The  Seller  has at the  time of the  transfer  conducted  a  reasonable  investigation  of the  financial condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a result of that  investigation,  the Seller has determined that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a ClassR-__  Certificate  may not be respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United  States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The Seller has no actual  knowledge that the proposed  Transferee is not both a United States Person and a
Permitted Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                                            (Seller)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                           EXHIBIT I

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                                                                               ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2005-EMX5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2005-EMX5, Class[SB] [R-[__]]

Ladies and Gentlemen:

         _________________________  (the  Purchaser)  intends to purchase from  ___________________________  (the
Seller)  $_____________  Initial Certificate Principal Balance of Home Equity Mortgage Asset-Backed  Pass-Through
Certificates,  Series  2005-EMX5,  Class[SB]  [R-[__]] (the  Certificates),  issued  pursuant to the Pooling and
Servicing Agreement (the Pooling and Servicing  Agreement),  dated as of December1,2005 among Residential Asset
Securities Corporation,  as depositor (the Depositor),  Residential Funding Corporation,  as master servicer (the
Master Servicer),  and U.S. Bank National Association,  as trustee (the Trustee). All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser hereby certifies,  represents  and warrants to, and covenants  with, the  Depositor,  the Trustee and the Master  Servicer that:

1.       The  Purchaser  understands  that (a) the  Certificates  have not  been  and  will  not be  registered  or qualified  under the Securities Act of 1933, as amended (the Act) or any state  securities law,
                  (b)  the  Depositor  is not  required  to so  register  or  qualify  the  Certificates,  (c)  the
                  Certificates  may be resold only if registered  and qualified  pursuant to the  provisions of the
                  Act or any state securities law, or if an exemption from such  registration and  qualification is available,  (d) the Pooling and Servicing Agreement contains restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.       The Purchaser is acquiring the  Certificates  for its own account for investment  only and not with a view to or for sale in connection with any  distribution  thereof in any manner that would violate the
                  Act or any applicable state securities laws.

3.       The  Purchaser is (a) a  substantial,  sophisticated  institutional  investor  having such  knowledge  and experience in financial and business  matters,  and, in  particular,  in such matters  related to securities  similar to the  Certificates,  such that it is capable of  evaluating  the merits and risks  of  investment  in the  Certificates,  (b)  able to bear  the  economic  risks  of such an investment  and (c) an  accredited  investor  within  the  meaning of Rule  501(a)  promulgated pursuant to the Act.

4.       The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) [a copy of the Private
                  Placement Memorandum,  dated ___________________,  20__, relating to the Certificates (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c] such  other  information  concerning  the
                  Certificates,  the Mortgage  Loans and the Depositor as has been  requested by the Purchaser from the  Depositor  or the Seller  and is  relevant  to the  Purchasers  decision  to  purchase  the
                  Certificates.  The  Purchaser  has had any  questions  arising  from such review  answered by the
                  Depositor  or the  Seller  to the  satisfaction  of the  Purchaser.  [If  the  Purchaser  did not
                  purchase the  Certificates  from the Seller in connection  with the initial  distribution  of the
                  Certificates   and  was  provided  with  a  copy  of  the  Private   Placement   Memorandum  (the
                  Memorandum)  relating to the original sale (the  Original  Sale) of the  Certificates  by the
                  Depositor,  the Purchaser  acknowledges  that such  Memorandum  was provided to it by the Seller, that  the  Memorandum  was  prepared  by the  Depositor  solely  for use in  connection  with the
                  Original Sale and the Depositor did not  participate  in or facilitate in any way the purchase of the  Certificates  by the Purchaser from the Seller,  and the Purchaser  agrees that it will look solely to the Seller and not to the  Depositor  with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection  with (a) error or omission,  or alleged error or omission,  contained in the  Memorandum,  or (b) any  information,  development or event arising after the date of the Memorandum.]

5.       The  Purchaser  has not and will not nor has it  authorized  or will it authorize any person to (a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any Certificate or any other  similar  security to any person in any  manner,  (b) solicit any offer to buy or to accept  a  pledge,  disposition  of  other  transfer  of any  Certificate,  any  interest  in any
                  Certificate or any other similar security from any person in any manner,  (c) otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar  security with any person in any manner,  (d) make any general  solicitation  by means of general  advertising or in any other manner or (e) take any other action,  that (as to any of (a)
                  through (e) above) would  constitute a distribution of any Certificate  under the Act, that would render  the  disposition  of any  Certificate  a  violation  of Section 5 of the Act or any state securities  law, or that would  require  registration  or  qualification  pursuant  thereto.  The
                  Purchaser  will not sell or otherwise  transfer  any of the  Certificates,  except in  compliance with the provisions of the Pooling and Servicing Agreement.

6.       The  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with the  Depositor,  the
                  Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

                                    (a)     The  Purchaser  is not an  employee  benefit  plan  or  other  plan  or
                           arrangement   subject  to  the  prohibited   transaction   provisions  of  the  Employee
                           Retirement  Income  Security Act of 1974, as amended  (ERISA),  or Section 4975 of the
                           Internal  Revenue Code of 1986,  as amended (the  Code),  or any person  (including an insurance  company  investing  its  general  account,  an  investment  manager,  a named fiduciary  or a trustee  of any such plan) who is using  plan  assets of any such plan to effect such acquisition (each of the foregoing, a Plan Investor); or

                                    (b)     the   Purchaser   has  provided  the  Trustee,   the   Depositor,   the
                           Certificate  Insurer and the Master  Servicer  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor,  the Certificate
                           Insurer  and the  Master  Servicer  to the  effect  that  the  purchase  or  holding  of
                           Certificates is permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section  4975 of the
                           Code (or comparable provisions of any subsequent  enactments),  and will not subject the
                           Trustee,  the  Depositor,  the  Certificate  Insurer  or  the  Master  Servicer  to  any
                           obligation or liability  (including  obligations or  liabilities  under ERISA or Section
                           4975 of the  Code)  in  addition  to  those  undertaken  in the  Pooling  and  Servicing
                           Agreement,  which  Opinion  of  Counsel  shall not be an  expense  of the  Trustee,  the
                           Depositor, the Certificate Insurer or the Master Servicer.

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Depositor,  the Trustee and the Master Servicer that the Purchaser will not transfer such  Certificates to any Plan
Investor or person  unless either such Plan  Investor or person meets the  requirements  set forth in either (a) or
(b) above.

                                                              Very truly yours,

                                                             (Purchaser)

                                                              By:..................................................
                                                              Name:................................................
                                                              Title:...............................................

                                                                                                       EXHIBIT J

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                               ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention: Residential Funding Corporation Series 2005-EMX5

         Re:      Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
                  Series 2005-EMX5, Class[SB] [R-[__]]

Ladies and Gentlemen:

                  In connection  with the sale by __________  (the  Seller) to __________  (the  Purchaser)  of
$__________   Initial   Certificate   Principal  Balance  of  Home  Equity  Mortgage  Asset-  Backed   Pass-Through
Certificates,  Series  2005-EMX5,  Class[SB]  [R-[__]] (the  Certificates),  issued  pursuant to the Pooling and
Servicing Agreement (the Pooling and Servicing  Agreement),  dated as of December1,2005 among Residential Asset
Securities Corporation,  as depositor (the Depositor),  Residential Funding Corporation,  as master servicer, and
U.S. Bank National Association,  as trustee (the Trustee).  The Seller hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the Act),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:..................................................
                                                              Name:................................................
                                                              Title:...............................................

                                                                                             EXHIBIT K

                                    TEXT OF AMENDMENT TO POOLING AND SERVICING
                                   AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                                 LIMITED GUARANTY

                                                    ARTICLE XII

                              Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 12.01.  Subordinate  Certificate Loss Coverage;  Limited  Guaranty.  (a) Subject to subsection (c)
below,  prior to the later of the third Business Day prior to each Distribution  Date or the related  Determination
Date, the Master  Servicer shall  determine  whether it or any  Subservicer  will be entitled to any  reimbursement pursuant to Section 3.10 on such  Distribution  Date for Advances or Subservicer  Advances  previously made, (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies  which were subsequently determined to be Excess Special Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or  Extraordinary
Losses) and, if so, the Master  Servicer  shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or  Subservicer  Advances  reimbursed  pursuant to Section 3.10, to the extent such Advances or  Subservicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage  Loan, and shall  distribute the same to the ClassSB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

                  (b)      Subject to subsection  (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine  whether any
Realized  Losses (other than Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and
Extraordinary  Losses) will be  allocated  to the  ClassSB  Certificates  on such  Distribution  Date  pursuant to
Section 4.05, and, if so, the Master Servicer shall demand payment from  Residential  Funding of the amount of such
Realized  Loss and shall  distribute  the same to the  ClassSB  Certificateholders  in the same  manner as if such amount  were to be  distributed  pursuant to Section  4.02;  provided,  however,  that the amount of such demand in respect  of any  Distribution  Date  shall in no event be  greater  than the sum of  (i)the  additional  amount of
Accrued  Certificate  Interest that would have been paid for the ClassSB  Certificateholders  on such Distribution
Date had such  Realized  Loss or Losses not  occurred  plus (ii) the  amount of the  reduction  in the  Certificate
Principal  Balances of the ClassSB  Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders for purposes of Section 4.05.  Excess Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated to the ClassSB  Certificates  will not be covered by the Subordinate  Certificate
Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant to this  Section on any  Distribution  Date (the Amount  Available)  shall be equal to the lesser of (X)
________ minus the sum of (i) all previous  payments made under  subsections  (a) and (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such payments as described  below in  subsection  (d) and (Y)the then outstanding  Certificate  Principal  Balances  of  the  ClassSB  Certificates,  or  such  lower  amount  as may be established  pursuant  to Section  12.02.  Residential  Fundings  obligations  as  described  in this  Section are referred to herein as the Subordinate Certificate Loss Obligation.

                  (d)      The Trustee will promptly  notify General Motors  Acceptance  Corporation of any failure of Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited  guaranty
(the Limited Guaranty),  executed by General Motors Acceptance  Corporation,  of Residential Fundings obligation to make payments  pursuant to this Section,  in an amount equal to the lesser of (i) the Amount  Available and (ii)
such required  payments,  by delivering to General  Motors  Acceptance  Corporation a written demand for payment by wire transfer,  not later than the second Business Day prior to the Distribution  Date for such month,  with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant to this  Section or amounts  paid under the Limited  Guaranty  shall be  deposited  directly in the  Certificate  Account,  for  distribution  on the
Distribution Date for such month to the ClassSB Certificateholders.

                  (f)      The Depositor shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the Depositor  obtains  (subject to the  provisions of Section  10.01(f) as if the
Depositor  was  substituted  for the Master  Servicer  solely for the  purposes  of such  provision)  an Opinion of
Counsel  (which  need not be an opinion of  independent  counsel)  to the effect  that  obtaining  such  substitute corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on  prohibited  transactions  under  Section  860(F)(a)(1)  of the Code or on  contributions after the  startup  date  under  Section  860(G)(d)(1)  of the Code or (b) the Trust  Fund to fail to qualify as a
REMIC at any time that any Certificate is outstanding,  and (ii) no such substitution  shall be made unless (A) the substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is for an initial amount not less than the then  current  Amount  Available  and  contains  provisions  that are in all material  respects  equivalent  to the original  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements  or other  obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if
not supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations of General  Motors  Acceptance  Corporation as of the date of issuance of the Limited  Guaranty and (b)
the  rating of the long  term  debt  obligations  of  General  Motors  Acceptance  Corporation  at the date of such substitution  and (C) if the Class SB Certificates  have been rated,  the Depositor  obtains  written  confirmation from  each  Rating  Agency  that  rated  the  ClassSB  Certificates  at the  request  of the  Depositor  that such substitution  shall not lower the rating on the  ClassSB  Certificates  below the  lesser of (a) the  then-current rating  assigned to the ClassSB  Certificates  by such Rating Agency and (b) the original  rating  assigned to the
ClassSB  Certificates by such Rating Agency.  Any replacement of the Limited  Guaranty or Subordinate  Certificate
Loss  Obligation  pursuant to this Section shall be accompanied  by a written  Opinion of Counsel to the substitute guarantor  or  obligor,  addressed  to the  Master  Servicer  and the  Trustee,  that  such  substitute  instrument constitutes  a legal,  valid and  binding  obligation  of the  substitute  guarantor  or  obligor,  enforceable  in accordance  with its terms,  and  concerning  such  other  matters as the Master  Servicer  and the  Trustee  shall reasonably  request.  Neither the Depositor,  the Master  Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 12.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or
12.01: (i) the provisions of this Article XII may be amended,  superseded or deleted,  (ii) the Limited Guaranty or
Subordinate  Certificate  Loss  Obligation may be amended,  reduced or canceled,  and (iii) any other  provision of this  Agreement  which is related or incidental to the matters  described in this Article XII may be amended in any manner; in each case by written  instrument  executed or consented to by the Depositor and Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as applicable;  provided that the Depositor shall also obtain a letter from each Rating Agency that rated the ClassSB  Certificates  at the request of the Depositor to the effect that such amendment,  reduction,  deletion or cancellation  will not lower the rating on the ClassSB  Certificates below the lesser of (a) the  then-current  rating  assigned to the ClassSB  Certificates by such Rating Agency and
(b) the original  rating  assigned to the ClassSB  Certificates  by such Rating  Agency,  unless (A) the Holder of
100% of the ClassSB  Certificates  is  Residential  Funding or an Affiliate of  Residential  Funding,  or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section 11.01(e) and,  provided further that the Depositor  obtains  (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the  Master  Servicer  solely  for the  purposes  of  such  provision),  in the  case of a  material  amendment  or supersession  (but  not a  reduction,  cancellation  or  deletion  of  the  Limited  Guaranty  or  the  Subordinate
Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of independent  counsel) to the effect  that any such  amendment  or  supersession  will not cause  either (a) any federal tax to be imposed on the
Trust Fund,  including  without  limitation,  any federal tax imposed on  prohibited  transactions  under Section
860F(a)(1) of the Code or on  contributions  after the startup  date under Section  860G(d)(1) of the Code or (b)
the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  A copy of any such instrument  shall be provided to the Trustee and the Master Servicer  together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                                                  EXHIBIT L

                                             FORM OF LIMITED GUARANTY
                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                            Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                                 Series 2005-EMX5

                                                                                                   __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:  Residential Funding Corporation Series 2005-EMX5

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Corporation,  a Delaware corporation  (Residential  Funding),  an indirect wholly-owned subsidiary of General Motors Acceptance Corporation,  a New York corporation (GMAC),  plans to incur certain  obligations as described  under Section 12.01 of the Pooling and Servicing  Agreement dated as of
December1,2005  (the Servicing  Agreement),  among Residential Asset Securities  Corporation (the Depositor),
Residential  Funding and U.S. Bank National  Association  (the  Trustee) as amended by Amendment No. ___ thereto, dated as of ________,  with respect to the Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
2005-EMX5 (the Certificates); and

                  WHEREAS,  pursuant to Section 12.01 of the Servicing  Agreement,  Residential  Funding  agrees to make payments to the Holders of the ClassSB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

2.       Provision of Funds.  (a) GMAC agrees to  contribute  and deposit in the  Certificate  Account on behalf of
Residential  Funding (or otherwise provide to Residential  Funding, or to cause to be made available to Residential
Funding),  either  directly or through a  subsidiary,  in any case prior to the  related  Distribution  Date,  such moneys as may be required by Residential  Funding to perform its Subordinate  Certificate  Loss Obligation when and as the same  arises  from time to time upon the  demand of the  Trustee in  accordance  with  Section  12.01 of the
Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting
Residential  Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have  against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the foregoing,  GMACs obligations under clause (a) shall terminate upon the earlier of  (x)substitution  for this
Limited  Guaranty  pursuant to Section  12.01(f) of the Servicing  Agreement,  or (y) the  termination of the Trust
Fund pursuant to the Servicing Agreement.

3.       Waiver.  GMAC hereby waives any failure or delay on the part of  Residential  Funding,  the Trustee or any other person in asserting or enforcing  any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights  shall not  preclude  any other or further  exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited  Guaranty,  including,  without  limitation,  those of action or non-action on the part of Residential Funding or the Trustee.

4.       Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written  agreement of GMAC and the Trustee and only if such  modification,  amendment or termination is permitted  under Section 12.02 of the Servicing  Agreement.  The  obligations  of GMAC under this Limited  Guaranty shall  continue and remain in effect so long as the Servicing  Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

5.       Successor.  Except as  otherwise  expressly  provided  herein,  the  guarantee  herein set forth  shall be binding upon GMAC and its respective successors.

6.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

7.       Authorization  and Reliance.  GMAC  understands that a copy of this Limited Guaranty shall be delivered to the Trustee in  connection  with the  execution  of Amendment  No. __ to the  Servicing  Agreement  and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

8.       Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

9.       Counterparts.  This Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and  delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                              GENERAL MOTORS ACCEPTANCE
                                                              CORPORATION

                                                              By:..................................................
                                                              Name:................................................
                                                              Title:...............................................

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:..................................................
Name:................................................
Title:...............................................

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:..................................................
Name:................................................
Title:...............................................

                                                                                                          EXHIBIT M

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                                   __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:  Residential Funding Corporation Series 2005-EMX5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2005-EMX5 Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in connection  with the assignment by U.S Bank National  Association  (the
Trustee) to  _______________________  (the Lender) of _______________ (the Mortgage Loan) pursuant to Section
3.13(d)  of  the  Pooling  and  Servicing  Agreement  (the  Pooling  and  Servicing   Agreement),   dated  as  of
December1,2005  among  Residential  Asset Securities  Corporation,  as depositor (the  Depositor),  Residential
Funding  Corporation,  as master servicer,  and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Lender hereby  certifies,  represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(ii)     the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction  in which an assignment in lieu of  satisfaction  is  required to preserve  lien  priority,  minimize  or avoid  mortgage  recording  taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(iii)    the substance of the  assignment  is, and is intended to be, a  refinancing  of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iv)     the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at least
0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(v)      such assignment is at the request of the borrower under the related Mortgage Loan.

                                                              Very truly yours,

                                                             (Lender)

                                                              By:..................................................
                                                              Name:................................................
                                                              Title:...............................................

                                                                                                          EXHIBIT N

                                    FORM OF RULE 144A INVESTMENT REPRESENTATION

                              Description of Rule 144A Securities, including numbers:
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________

                  The undersigned  seller, as registered  holder (the Seller),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the Buyer).

1.       In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A
Securities were issued,  the Seller hereby certifies the following  facts:  Neither the Seller nor anyone acting on its behalf  has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities  under the  Securities Act of 1933, as amended (the
1933 Act),  or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933
Act or require  registration  pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another qualified institutional buyer as defined in Rule 144A under the 1933 Act.

2.       The Buyer,  pursuant to Section 5.02 of the Pooling and Servicing  Agreement (the  Agreement),  dated as
of  December1,2005   among  Residential  Funding  Corporation,   as  master  servicer  (the  Master  Servicer),
Residential Asset Securities Corporation,  as depositor (the Depositor),  and U.S. Bank National Association,  as
trustee (the  Trustee)  warrants and  represents to, and covenants  with, the Seller,  the Trustee and the Master
Servicer as follows:

a.       The Buyer  understands  that the Rule 144A Securities  have not been registered  under the 1933 Act or the securities laws of any state.

b.       The Buyer considers itself a substantial,  sophisticated  institutional investor having such knowledge and experience  in financial  and business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

c.       The  Buyer  has been  furnished  with all  information  regarding  the Rule  144A  Securities  that it has requested from the Seller, the Trustee or the Servicer.

d.       Neither the Buyer nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule
         144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar  security  from,  or otherwise  approached or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule
         144A  Securities  or any other  similar  security  with,  any person in any  manner,  or made any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e.       The Buyer is a  qualified  institutional  buyer as that term is  defined in Rule 144A under the 1933 Act and has  completed  either of the forms of  certification  to that  effect  attached  hereto as Annex I or
         Annex II.  The Buyer is aware  that the sale to it is being made in  reliance  on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities for its own account or the accounts of other  qualified  institutional buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred  only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from  registration under the 1933 Act.

3.       The Buyer of Class SB Certificates or Class R Certificates

a.       is not an  employee  benefit  plan or other  plan or  arrangement  subject to the  prohibited  transaction provisions of ERISA or Section 4975 of the Code, or any person  (including an insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary  or a trustee of any such plan) who is using plan assets of any such plan to effect such acquisition; or

b.       has provided  the  Trustee,  the  Depositor,  the  Certificate  Insurer and the Master  Servicer  with the
         Opinion of Counsel described in Section  5.02(e)(i) of the Agreement,  which shall be acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor,  the  Certificate  Insurer and the Master
         Servicer to the effect that the purchase or holding of this  Certificate is permissible  under  applicable law, will not constitute or result in any  non-exempt  prohibited  transaction  under Section 406 of ERISA or  Section  4975 of the  Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the Trustee,  the Depositor,  the  Certificate  Insurer,  the Trust Fund or the Master Servicer to
         any  obligation or liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the
         Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Certificate Insurer, the Trust Fund or the Master Servicer.

4.       This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto  on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an original;  such  counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

______________________________                               ______________________________
Print Name of Seller                                         Print Name of Purchaser

By:  ...................................................     By:  ...................................................
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No......................................................     No......................................................

Date:...................................................     Date:...................................................

                                                                                               ANNEX I TO EXHIBIT N

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

1       As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior Vice President or
other executive officer of the Buyer.

2.       In connection  with purchases by the Buyer,  the Buyer is a qualified  institutional  buyer as that term is  defined in Rule 144A  under the  Securities  Act of 1933  (Rule  144A)  because  (i) the Buyer  owned  and/or invested on a  discretionary  basis  $______________________  in  securities  (except for the  excluded  securities referred  to below) as of the end of the  Buyers  most  recent  fiscal  year  (such  amount  being  calculated  in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___      Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  Massachusetts  or similar business trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___      Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any
                  State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited  net worth of at least
                  $25,000,000  as  demonstrated  in its  latest  annual  financial  statements,  a copy of which is attached hereto.

         ___      Savings  and  Loan.  The  Buyer  (a)  is a  savings  and  loan  association,  building  and  loan
                  association,   cooperative  bank,  homestead   association  or  similar  institution,   which  is
                  supervised  and  examined  by a State  or  Federal  authority  having  supervision  over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest  annual  financial statements.

         ___      Broker-Dealer.  The  Buyer  is a dealer  registered  pursuant  to  Section  15 of the  Securities
                  Exchange Act of 1934.

         ___      Insurance  Company.  The Buyer is an insurance  company  whose primary and  predominant  business activity is the  writing of  insurance  or the  reinsuring  of risks  underwritten  by  insurance companies  and  which is  subject  to  supervision  by the  insurance  commissioner  or a similar official or agency of a State or territory or the District of Columbia.

         ___      State or Local Plan. The Buyer is a plan  established  and  maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its employees.

         ___      Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the  Investment
                  Advisers Act of 1940.

         ___      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small  Business
                  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___      Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___      Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants  are  exclusively  (a) plans  established  and maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.       The term  securities  as used herein does not include (i) securities of issuers that are affiliated with the Buyer,  (ii) securities  that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii)  bank  deposit  notes and  certificates  of  deposit,  (iv) loan  participations,  (v)  repurchase agreements,  (vi)  securities  owned but subject to a repurchase  agreement and (vii)  currency,  interest rate and commodity swaps.

4.       For purposes of determining  the aggregate  amount of securities  owned and/or invested on a discretionary basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the Buyer  and did not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such aggregate amount, the Buyer may have included  securities  owned by  subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted  accounting  principles and if the  investments of such  subsidiaries  are managed under the Buyers  direction.  However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.       The Buyer  acknowledges  that it is  familiar  with Rule 144A and  understands  that the  seller to it and other  parties  related to the  Certificates  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             ___          Will the Buyer be purchasing the Rule 144A
Yes              No           Securities for the Buyers own account?
6.       If the answer to the foregoing  question is no,  the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on
Rule  144A,  the Buyer  will only  purchase  for the  account  of a third  party  that at the time is a  qualified institutional  buyer  within the  meaning of Rule 144A.  In  addition,  the Buyer  agrees  that the Buyer will not purchase  securities  for a third party  unless the Buyer has  obtained a current  representation  letter from such third  party or taken  other  appropriate  steps  contemplated  by Rule  144A to  conclude  that such  third  party independently meets the definition of qualified institutional buyer set forth in Rule 144A.

7.       The Buyer  will  notify  each of the  parties to which this  certification  is made of any  changes in the information  and  conclusions  herein.  Until such notice is given,  the Buyers  purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:      .....................................................
                                                              Name:
                                                              Title:

                                                     Date:    .....................................................

                                                                                              ANNEX II TO EXHIBIT N

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

8.       As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President
of the Buyer or, if the Buyer is a qualified  institutional  buyer as that term is defined in Rule 144A under the
Securities  Act of 1933  (Rule  144A)  because  Buyer is part of a Family of  Investment  Companies  (as  defined below), is such an officer of the Adviser.

9.       In connection with purchases by Buyer,  the Buyer is a qualified  institutional  buyer as defined in SEC
Rule 144A because (i) the Buyer is an investment  company  registered under the Investment Company Act of 1940, and
(ii) as marked below, the Buyer alone, or the Buyers Family of Investment  Companies,  owned at least $100,000,000 in  securities  (other than the  excluded  securities  referred to below) as of the end of the Buyers  most recent fiscal year.  For purposes of  determining  the amount of  securities  owned by the Buyer or the Buyers  Family of
Investment Companies, the cost of such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyers most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

         ____     The  Buyer  is  part  of  a  Family  of  Investment   Companies  which  owned  in  the  aggregate
                  $______________  in securities (other than the excluded  securities  referred to below) as of the end of the Buyers most recent  fiscal year (such  amount being  calculated  in  accordance  with
                  Rule 144A).

10.      The term  Family  of  Investment  Companies  as used  herein  means  two or more  registered  investment companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are  affiliated
(by  virtue of being  majority  owned  subsidiaries  of the same  parent or  because  one  investment  adviser is a majority owned subsidiary of the other).

11.      The term  securities  as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyers Family of Investment  Companies,  (ii) bank deposit notes and  certificates of deposit, (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12.      The  Buyer  is  familiar  with  Rule  144A  and  understands  that  each  of the  parties  to  which  this certification  is made are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only  purchase  for the Buyers own account.

13.      The  undersigned  will notify each of the  parties to which this  certification  is made of any changes in the  information  and  conclusions  herein.  Until such notice,  the Buyers  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:      .....................................................
                                                              Name:
                                                              Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:    .....................................................

                                                                                                          EXHIBIT O

                                                    [RESERVED]

                                                                                                          EXHIBIT P

                                        FORM OF ERISA REPRESENTATION LETTER

                                                                                                   __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Attention: Residential Asset Securities Corporation Series 2005-EMX5

Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
         Series 2005-EMX5, ClassSB

Ladies and Gentlemen:

         [____________________________________]      (the     Purchaser)     intends     to     purchase     from
[______________________________]  (the Seller)  $[____________]  Initial  Certificate  Principal  Balance of Home
Equity Mortgage Asset-Backed Pass-Through Certificates,  Series 2005-EMX5, Class____ (the Certificates),  issued
pursuant  to  the  Pooling  and  Servicing  Agreement  (the  Pooling  and  Servicing  Agreement),   dated  as  of
December1,2005 among Residential Asset Securities  Corporation,  as the depositor (the Depositor),  Residential
Funding  Corporation,  as master servicer (the Master  Servicer) and U.S. Bank National  Association,  as trustee
(the Trustee).  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with, the
Depositor, the Trustee, the Certificate Insurer and the Master Servicer that:

                  (a)      The Purchaser is not an employee  benefit plan or other plan or  arrangement  subject to the prohibited  transaction  provisions of the Employee Retirement Income Security Act of 1974, as amended
         (ERISA),  or Section 4975 of the Internal  Revenue Code of 1986, as amended (the Code),  or any person
         (including an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using  plan  assets  of any such plan to effect  such  acquisition
         (each of the foregoing, a Plan Investor); or

                  (b)      The Purchaser has provided the Trustee,  the Depositor,  the Certificate Insurer and the
         Master  Servicer  with the Opinion of Counsel  described in Section  5.02(e)(i)  of the  Agreement,  which shall be  acceptable  to and in form  and  substance  satisfactory  to the  Trustee,  the  Depositor,  the
         Certificate  Insurer and the Master  Servicer to the effect that the  purchase or holding of  Certificates is  permissible  under  applicable  law,  will not  constitute  or  result  in any  non-exempt  prohibited transaction  under  Section  406 of ERISA or Section  4975 of the Code (or  comparable  provisions  of any subsequent  enactments),  and will not subject the Trustee,  the Depositor,  the Certificate  Insurer, the
         Trust Fund or the Master  Servicer to any  obligation or liability  (including  obligations or liabilities under  ERISA or Section  4975 of the Code) in addition to those  undertaken  in the Pooling and  Servicing
         Agreement,  which  Opinion of Counsel  shall not be at the  expense of the  Trustee,  the  Depositor,  the
         Certificate Insurer, the Trust Fund or the Master Servicer.

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Depositor,  the Trustee,  the Certificate Insurer and the Master Servicer that the Purchaser will not transfer such
Certificates  to any Plan Investor or person unless such Plan Investor or person meets the  requirements  set forth in either (a) or (b) above.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                          EXHIBIT Q

                                       CERTIFICATE GUARANTY INSURANCE POLICY

                                            [ON FILE WITH THE TRUSTEE]

                                                                                                          EXHIBIT R

                                               ASSIGNMENT AGREEMENT

                                            [ON FILE WITH THE TRUSTEE]

                                                                                                          EXHIBIT S

                                                    [RESERVED]

                                                                                                        EXHIBIT T-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

1.       I have  reviewed the annual  report on Form 10-K for the fiscal year  [____],  and all reports on Form 8-K containing  distribution  or  servicing  reports  filed in respect of periods  included in the year covered by that annual  report,  of the trust (the Trust)  created  pursuant to the Pooling and Servicing  Agreement  dated as of
December1,2005  (the  P&S  Agreement)  among  Residential  Asset  Securities   Corporation  (the  Depositor),
Residential Funding Corporation (the Master Servicer) and U.S. Bank National Association (the Trustee);

2.       Based on my knowledge,  the  information in these reports,  taken as a whole,  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements were made, not misleading as of the last day of the period covered by this annual report;

3.       Based on my  knowledge,  the  servicing  information  required to be provided to the Trustee by the Master
Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

4.       I am  responsible  for reviewing the activities  performed by the Master  Servicer under the P&S Agreement and based upon my knowledge and the annual  compliance  review  required  under the P&S Agreement,  and,  except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

5.       The reports disclose all significant  deficiencies  relating to the Master Servicers  compliance with the minimum servicing  standards based upon the report provided by an independent public  accountant,  after conducting a review in compliance  with the Uniform Single  Attestation  Program for Mortgage  Bankers as set forth in the P&S
Agreement, that is included in these reports.

         In giving the  certifications  above, I have reasonably  relied on the  information  provided to me by the following unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                                                                        EXHIBIT T-2

                              FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the Trustee) certifies that:

1.       The Trustee has  performed all of the duties  specifically  required to be performed by it pursuant to the provisions of the Pooling and Servicing  Agreement dated as of  December1,2005  (the Agreement) by and among Residential Asset Securities Corporation,  as depositor,  Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

2.       Based on my knowledge,  the list of  Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to  Section4.03(e)(I)  of the Agreement is accurate as of the last day of the 20[  ] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                                                                          EXHIBIT U

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan